UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4008

Fidelity Investment Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2013

This report on Form N-CSR relates solely to the Registrant's Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund and Fidelity Pacific Basin Fund (each, a "Fund" and collectively, the "Funds").

Item 1. Reports to Stockholders

Fidelity's

Targeted International Equity

Funds®

Fidelity® Canada Fund

Fidelity China Region Fund

Fidelity Emerging Asia Fund

Fidelity Emerging Markets Fund

Fidelity Europe Capital Appreciation Fund

Fidelity Europe Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Pacific Basin Fund

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Note to shareholders	(Click Here)	Important information about the fund.
Fidelity® Canada Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity China Region Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Emerging Asia Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Emerging Markets Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Europe Capital Appreciation Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Europe Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Japan Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Japan Smaller Companies Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Latin America Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Nordic Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Pacific Basin Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Reports of Independent Registered Public Accounting Firms	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Note to shareholders

On September 18, 2013, the Board of Trustees approved a proposal to merge Fidelity® Europe Capital Appreciation Fund into Fidelity® Europe Fund. Shareholders of Fidelity Europe Capital Appreciation Fund are expected to meet on February 12, 2014, to vote on the proposal. If approved, the merger is expected to be completed on or about March 21, 2014. Fidelity Europe Capital Appreciation Fund closed to new investors after the close of business on July 19, 2013.

The note above is not a solicitation of any proxy. More detailed information about the Reorganization is contained in the proxy statement, which is now available.

Annual Report

Fidelity Canada Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity® Canada Fund	8.32%	9.81%	10.40%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Canada Fund, a class of the fund, on October 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P®/TSX Composite Index performed over the same period.

Annual Report

Fidelity Canada Fund

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Douglas Lober, Portfolio Manager of Fidelity® Canada Fund: For the year, the fund's Retail Class shares rose 8.32%, beating the 6.38% gain of the S&P/TSX Composite Index. The Canadian economy showed modest growth for the year, as investor concern about high housing prices and elevated levels of consumer debt weighed on the market, which helped to create significant variation in sector performance. Commodity prices directly impact about 40% of the companies represented within the S&P/TSX index, so they are a major market influencer. During the past 12 months, commodity prices fluctuated and varied widely, mostly based on differing global supply-and-demand factors. During the reporting period, the fund was well-positioned for this type of market, and my focus on quality, growth-oriented companies paid off, particularly in the consumer discretionary and health care sectors, as did an underweighting in cyclically driven resources stocks. At the stock level, Valeant Pharmaceuticals International was by far the fund's biggest contributor, as rising demand globally for the specialty pharma firm's products, combined with a series of earnings-positive acquisitions, helped its stock soar 90%. Despite trimming my stake here, Valeant still ended the period as the fund's largest overweighted holding. Another significant contributor was Magna International, an auto-parts manufacturer serving mainly North America and Europe, whose stock has soared on the heels of the resurging U.S. auto industry. I think Magna is a well-run company perfectly positioned for growth given its heavy exposure to the U.S., so I ramped up my stake considerably. It's a similar story with Gildan Activewear, a T-shirt and apparel maker that has been a direct beneficiary of the improving U.S. economy. On the down side, my decision to underweight life insurance companies weighed on performance, as stocks in this industry tend to do well when interest rates and stock markets rise. Despite the fund's beneficial underweighting in materials, a handful of gold positions hurt, most notably my decision to overweight Goldcorp. By period end, I had slashed exposure to gold and other materials stocks. Another decision that dampened performance was not owning global financial services and publishing company Thomson Reuters. I chose to avoid this index name due to weakness in the business outlook of its key financial services customers, but this strategy did not pan out as the stock gained 39%.

Notes to shareholders: Fidelity Canada Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2013, more than 25% of the fund's total assets were invested in securities of companies in the diversified banks industry, which accounted for 22.45% of the Canadian market, as represented by the S&P/TSX Composite Index.

On January 1, 2014, Risteard Hogan will join Douglas Lober as a co-portfolio manager of the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Canada Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.22%
Actual		$ 1,000.00	$ 1,048.50	$ 6.30
HypotheticalA		$ 1,000.00	$ 1,019.06	$ 6.21
Class T	1.50%
Actual		$ 1,000.00	$ 1,047.10	$ 7.74
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class B	1.99%
Actual		$ 1,000.00	$ 1,044.50	$ 10.25
HypotheticalA		$ 1,000.00	$ 1,015.17	$ 10.11
Class C	1.95%
Actual		$ 1,000.00	$ 1,044.70	$ 10.05
HypotheticalA		$ 1,000.00	$ 1,015.38	$ 9.91
Canada	.90%
Actual		$ 1,000.00	$ 1,050.20	$ 4.65
HypotheticalA		$ 1,000.00	$ 1,020.67	$ 4.58
Institutional Class	.89%
Actual		$ 1,000.00	$ 1,050.20	$ 4.60
HypotheticalA		$ 1,000.00	$ 1,020.72	$ 4.53

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Canada Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
Canada	92.8%
United States of America*	7.2%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
Canada	95.6%
United States of America*	4.4%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.0	98.3
Short-Term Investments and Net Other Assets (Liabilities)	1.0	1.7
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Bank of Canada (Commercial Banks)	7.8	6.2
The Toronto-Dominion Bank (Commercial Banks)	7.4	5.8
Bank of Nova Scotia (Commercial Banks)	4.9	5.1
Valeant Pharmaceuticals International, Inc. (Canada) (Pharmaceuticals)	4.4	4.7
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	4.1	2.9
Manulife Financial Corp. (Insurance)	4.0	1.9
Bank of Montreal (Commercial Banks)	3.3	3.1
Canadian National Railway Co. (Road & Rail)	3.3	3.0
Magna International, Inc. Class A (sub. vtg.) (Auto Components)	2.6	1.6
Sun Life Financial, Inc. (Insurance)	2.6	1.2
	44.4
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	36.2	32.8
Energy	18.4	20.2
Consumer Discretionary	9.6	8.1
Health Care	7.0	9.0
Industrials	6.2	4.7
Materials	5.9	6.8
Consumer Staples	5.9	5.6
Information Technology	5.6	4.0
Telecommunication Services	4.2	6.9
Utilities	0.0	0.2

Annual Report

Fidelity Canada Fund

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
CONSUMER DISCRETIONARY - 9.6%
Auto Components - 2.6%
Magna International, Inc. Class A (sub. vtg.)	760,000	$ 64,370,211
Hotels, Restaurants & Leisure - 0.9%
Starbucks Corp.	200,000	16,210,000
Tim Hortons, Inc. (Canada)	110,300	6,584,254
		22,794,254
Household Durables - 0.2%
Brookfield Residential Properties, Inc. (a)	200,000	4,416,000
Media - 1.4%
CBS Corp. Class B	110,000	6,505,400
Cineplex, Inc.	350,000	14,098,691
Corus Entertainment, Inc. Class B (non-vtg.)	250,000	5,826,500
Quebecor, Inc. Class B (sub. vtg.)	300,000	7,417,638
		33,848,229
Multiline Retail - 2.4%
Canadian Tire Ltd. Class A (non-vtg.)	180,000	16,707,812
Dollarama, Inc.	503,467	43,275,032
Hudson's Bay Co.	50,000	949,024
		60,931,868
Textiles, Apparel & Luxury Goods - 2.1%
Gildan Activewear, Inc.	970,195	46,767,372
lululemon athletica, Inc. (a)(d)	77,600	5,358,280
		52,125,652
TOTAL CONSUMER DISCRETIONARY		238,486,214
CONSUMER STAPLES - 5.9%
Food & Staples Retailing - 5.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	690,200	46,748,117
CVS Caremark Corp.	200,000	12,452,000
Jean Coutu Group, Inc. Class A (sub. vtg.)	1,350,000	23,862,754
Loblaw Companies Ltd. (d)	550,000	25,156,572
Metro, Inc. Class A (sub. vtg.)	529,165	33,105,484
		141,324,927
Food Products - 0.2%
Saputo, Inc.	100,000	4,947,969
TOTAL CONSUMER STAPLES		146,272,896
ENERGY - 18.4%
Energy Equipment & Services - 0.2%
Calfrac Well Services Ltd.	100,000	3,117,058
Precision Drilling Corp.	100,000	1,057,881
Secure Energy Services, Inc.	100,000	1,418,501
		5,593,440

	Shares	Value
Oil, Gas & Consumable Fuels - 18.2%
Anadarko Petroleum Corp.	100,000	$ 9,529,000
ARC Resources Ltd.	300,000	7,964,322
Baytex Energy Corp.	50,000	2,086,990
Canadian Natural Resources Ltd.	1,550,000	49,191,483
Cenovus Energy, Inc.	950,000	28,227,114
Crescent Point Energy Corp.	633,400	24,597,292
Enbridge, Inc.	1,387,800	60,162,624
EQT Corp.	80,000	6,848,800
Imperial Oil Ltd.	400,000	17,467,031
Keyera Corp.	152,302	9,012,644
Painted Pony Petroleum Ltd. (a)(e)	113,000	742,387
Painted Pony Petroleum Ltd. (a)	50,000	328,490
Pembina Pipeline Corp.	250,000	8,202,657
Peyto Exploration & Development Corp.	300,000	9,040,426
Suncor Energy, Inc.	2,807,600	102,028,451
Talisman Energy, Inc.	1,600,000	19,949,168
Tourmaline Oil Corp. (a)	400,000	15,510,478
Tourmaline Oil Corp. (a)(e)	80,000	3,102,096
TransCanada Corp.	1,160,000	52,278,713
Trilogy Energy Corp.	100,000	2,933,870
Vermilion Energy, Inc.	400,000	21,986,285
Whitecap Resources, Inc.	50,000	580,732
		451,771,053
TOTAL ENERGY		457,364,493
FINANCIALS - 36.2%
Capital Markets - 0.7%
CI Financial Corp.	500,000	16,630,701
Commercial Banks - 25.3%
Bank of Montreal (d)	1,200,000	83,579,341
Bank of Nova Scotia	2,000,000	121,594,015
Canadian Imperial Bank of Commerce	404,600	34,420,007
National Bank of Canada	150,000	13,016,832
Royal Bank of Canada	2,880,000	193,408,714
The Toronto-Dominion Bank	2,003,800	183,804,184
		629,823,093
Diversified Financial Services - 0.1%
Element Financial Corp. (a)	250,000	3,191,387
Insurance - 7.5%
Fairfax Financial Holdings Ltd. (sub. vtg.)	10,000	4,363,881
Industrial Alliance Insurance and Financial Services, Inc.	100,000	4,484,726
Intact Financial Corp.	210,925	13,155,376
Manulife Financial Corp.	5,700,000	100,972,522
Sun Life Financial, Inc.	1,900,000	63,998,465
		186,974,970
Real Estate Investment Trusts - 0.3%
H&R REIT/H&R Finance Trust	300,000	6,214,933
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 2.3%
Brookfield Asset Management, Inc. Class A	1,450,000	$ 57,407,567
TOTAL FINANCIALS		900,242,651
HEALTH CARE - 7.0%
Biotechnology - 1.0%
Amgen, Inc.	110,000	12,760,000
Biogen Idec, Inc. (a)	55,000	13,430,450
		26,190,450
Health Care Providers & Services - 1.6%
Catamaran Corp. (a)	856,468	40,184,544
Pharmaceuticals - 4.4%
Valeant Pharmaceuticals International, Inc. (Canada) (a)	1,031,471	108,969,003
TOTAL HEALTH CARE		175,343,997
INDUSTRIALS - 6.2%
Aerospace & Defense - 0.1%
MacDonald Dettwiler & Associates Ltd.	50,000	3,814,799
Airlines - 0.4%
Air Canada Class A (a)	1,600,000	8,823,670
Professional Services - 0.6%
Stantec, Inc.	245,400	14,583,018
Road & Rail - 5.1%
Canadian National Railway Co.	750,000	82,398,216
Canadian Pacific Railway Ltd.	320,000	45,741,908
		128,140,124
TOTAL INDUSTRIALS		155,361,611
INFORMATION TECHNOLOGY - 5.6%
Computers & Peripherals - 0.2%
3D Systems Corp. (a)(d)	50,000	3,112,000
NCR Corp. (a)	80,000	2,924,000
		6,036,000
Internet Software & Services - 0.5%
Yahoo!, Inc. (a)	340,000	11,196,200
IT Services - 2.9%
Alliance Data Systems Corp. (a)(d)	70,000	16,594,200
CGI Group, Inc. Class A (sub. vtg.) (a)	1,290,000	43,278,377
Visa, Inc. Class A	60,000	11,800,200
		71,672,777
Software - 2.0%
Concur Technologies, Inc. (a)	55,000	5,753,000
Constellation Software, Inc.	85,000	15,484,487
Open Text Corp.	140,407	10,317,925
salesforce.com, Inc. (a)	100,000	5,336,000

	Shares	Value
ServiceNow, Inc. (a)	51,800	$ 2,828,798
Splunk, Inc. (a)	160,000	10,033,600
		49,753,810
TOTAL INFORMATION TECHNOLOGY		138,658,787
MATERIALS - 5.9%
Chemicals - 1.4%
Methanex Corp.	600,000	34,797,871
Metals & Mining - 4.2%
Agnico Eagle Mines Ltd. (Canada)	450,000	13,362,106
Alamos Gold, Inc.	94,200	1,500,659
First Quantum Minerals Ltd.	800,000	15,176,713
Franco-Nevada Corp.	400,000	17,996,451
Goldcorp, Inc.	1,600,000	40,757,685
Osisko Mining Corp. (a)	1,000,000	4,881,792
Silver Wheaton Corp.	450,000	10,211,480
		103,886,886
Paper & Forest Products - 0.3%
West Fraser Timber Co. Ltd.	90,000	8,249,461
TOTAL MATERIALS		146,934,218
TELECOMMUNICATION SERVICES - 4.2%
Diversified Telecommunication Services - 3.1%
BCE, Inc.	1,050,000	45,689,829
TELUS Corp.	300,000	10,479,068
TELUS Corp. (a)	600,000	20,958,136
		77,127,033
Wireless Telecommunication Services - 1.1%
Rogers Communications, Inc. Class B (non-vtg.)	600,000	27,230,614
TOTAL TELECOMMUNICATION SERVICES		104,357,647
TOTAL COMMON STOCKS (Cost $1,865,701,378)		2,463,022,514
Money Market Funds - 4.7%
	Shares	Value
Fidelity Cash Central Fund, 0.09% (b)	15,752,624	$ 15,752,624
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	101,723,524	101,723,524
TOTAL MONEY MARKET FUNDS (Cost $117,476,148)		117,476,148
TOTAL INVESTMENT PORTFOLIO - 103.7% (Cost $1,983,177,526)		2,580,498,662
NET OTHER ASSETS (LIABILITIES) - (3.7)%		(93,098,467)
NET ASSETS - 100%		$ 2,487,400,195
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,844,483 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 46,028
Fidelity Securities Lending Cash Central Fund	3,181,563
Total	$ 3,227,591
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Canada Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $97,192,158) - See accompanying schedule: Unaffiliated issuers (cost $1,865,701,378)	$ 2,463,022,514
Fidelity Central Funds (cost $117,476,148)	117,476,148
Total Investments (cost $1,983,177,526)		$ 2,580,498,662
Foreign currency held at value (cost $1,939,718)		1,939,718
Receivable for investments sold		38,529,311
Receivable for fund shares sold		584,145
Dividends receivable		3,162,138
Distributions receivable from Fidelity Central Funds		81,917
Prepaid expenses		6,233
Other receivables		5,347
Total assets		2,624,807,471

Liabilities
Payable for investments purchased	$ 29,649,665
Payable for fund shares redeemed	3,967,056
Accrued management fee	1,381,333
Distribution and service plan fees payable	79,324
Other affiliated payables	538,757
Other payables and accrued expenses	67,617
Collateral on securities loaned, at value	101,723,524
Total liabilities		137,407,276

Net Assets		$ 2,487,400,195
Net Assets consist of:
Paid in capital		$ 1,894,267,605
Undistributed net investment income		5,441,243
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(9,574,612)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		597,265,959
Net Assets		$ 2,487,400,195

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($116,661,029 ÷ 2,035,534 shares)	$ 57.31

Maximum offering price per share (100/94.25 of $57.31)	$ 60.81
Class T: Net Asset Value and redemption price per share ($23,751,280 ÷ 415,641 shares)	$ 57.14

Maximum offering price per share (100/96.50 of $57.14)	$ 59.21
Class B: Net Asset Value and offering price per share ($7,737,243 ÷ 136,881 shares)A	$ 56.53

Class C: Net Asset Value and offering price per share ($46,039,529 ÷ 818,175 shares)A	$ 56.27

Canada: Net Asset Value, offering price and redemption price per share ($2,262,379,924 ÷ 39,194,450 shares)	$ 57.72

Institutional Class: Net Asset Value, offering price and redemption price per share ($30,831,190 ÷ 535,504 shares)	$ 57.57

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Canada Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013
Investment Income
Dividends		$ 71,353,255
Interest		812
Income from Fidelity Central Funds		3,227,591
Income before foreign taxes withheld		74,581,658
Less foreign taxes withheld		(10,623,849)
Total income		63,957,809

Expenses
Management fee
Basic fee	$ 19,761,399
Performance adjustment	(2,880,828)
Transfer agent fees	6,184,860
Distribution and service plan fees	1,097,829
Accounting and security lending fees	1,239,678
Custodian fees and expenses	41,774
Independent trustees' compensation	16,894
Registration fees	93,431
Audit	72,278
Legal	8,642
Interest	2,828
Miscellaneous	29,203
Total expenses before reductions	25,667,988
Expense reductions	(289,539)	25,378,449
Net investment income (loss)		38,579,360
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	315,114,345
Foreign currency transactions	(317,572)
Total net realized gain (loss)		314,796,773
Change in net unrealized appreciation (depreciation) on: Investment securities	(148,439,060)
Assets and liabilities in foreign currencies	(35,528)
Total change in net unrealized appreciation (depreciation)		(148,474,588)
Net gain (loss)		166,322,185
Net increase (decrease) in net assets resulting from operations		$ 204,901,545

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 38,579,360	$ 50,353,505
Net realized gain (loss)	314,796,773	(18,070,675)
Change in net unrealized appreciation (depreciation)	(148,474,588)	100,576,015
Net increase (decrease) in net assets resulting from operations	204,901,545	132,858,845
Distributions to shareholders from net investment income	(43,693,415)	(36,731,380)
Distributions to shareholders from net realized gain	-	(22,566,448)
Total distributions	(43,693,415)	(59,297,828)
Share transactions - net increase (decrease)	(991,330,828)	(952,875,100)
Redemption fees	153,637	257,398
Total increase (decrease) in net assets	(829,969,061)	(879,056,685)
Net Assets
Beginning of period	3,317,369,256	4,196,425,941
End of period (including undistributed net investment income of $5,441,243 and undistributed net investment income of $34,776,724, respectively)	$ 2,487,400,195	$ 3,317,369,256

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 53.65	$ 52.20	$ 53.81	$ 44.24	$ 38.20
Income from Investment Operations
Net investment income (loss) C	.60	.57	.34	.31	.38
Net realized and unrealized gain (loss)	3.63	1.50	(1.17)	9.64	5.72
Total from investment operations	4.23	2.07	(.83)	9.95	6.10
Distributions from net investment income	(.57)	(.33)	(.35)	(.39)	(.07)
Distributions from net realized gain	-	(.29)	(.44)	-	-
Total distributions	(.57)	(.62)	(.79)	(.39)	(.07)
Redemption fees added to paid in capital C	- G	- G	.01	.01	.01
Net asset value, end of period	$ 57.31	$ 53.65	$ 52.20	$ 53.81	$ 44.24
Total Return A,B	7.98%	4.04%	(1.64)%	22.62%	16.08%
Ratios to Average Net Assets D,F
Expenses before reductions	1.19%	1.08%	1.12%	1.24%	1.42%
Expenses net of fee waivers, if any	1.19%	1.08%	1.12%	1.24%	1.42%
Expenses net of all reductions	1.18%	1.08%	1.12%	1.18%	1.39%
Net investment income (loss)	1.11%	1.11%	.59%	.63%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 116,661	$ 159,597	$ 215,369	$ 170,446	$ 83,015
Portfolio turnover rate E	64%	86%	104%	143%	123%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 53.48	$ 52.01	$ 53.64	$ 44.11	$ 38.10
Income from Investment Operations
Net investment income (loss) C	.45	.43	.17	.18	.27
Net realized and unrealized gain (loss)	3.63	1.49	(1.16)	9.60	5.73
Total from investment operations	4.08	1.92	(.99)	9.78	6.00
Distributions from net investment income	(.42)	(.16)	(.21)	(.26)	-
Distributions from net realized gain	-	(.29)	(.44)	-	-
Total distributions	(.42)	(.45)	(.65)	(.26)	-
Redemption fees added to paid in capital C	- G	- G	.01	.01	.01
Net asset value, end of period	$ 57.14	$ 53.48	$ 52.01	$ 53.64	$ 44.11
Total Return A,B	7.69%	3.74%	(1.93)%	22.27%	15.77%
Ratios to Average Net Assets D,F
Expenses before reductions	1.47%	1.36%	1.42%	1.51%	1.70%
Expenses net of fee waivers, if any	1.47%	1.36%	1.42%	1.51%	1.70%
Expenses net of all reductions	1.46%	1.36%	1.42%	1.46%	1.67%
Net investment income (loss)	.83%	.83%	.30%	.36%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,751	$ 29,626	$ 34,323	$ 31,522	$ 17,727
Portfolio turnover rate E	64%	86%	104%	143%	123%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 52.89	$ 51.37	$ 53.03	$ 43.68	$ 37.91
Income from Investment Operations
Net investment income (loss) C	.18	.17	(.11)	(.07)	.08
Net realized and unrealized gain (loss)	3.60	1.49	(1.14)	9.50	5.68
Total from investment operations	3.78	1.66	(1.25)	9.43	5.76
Distributions from net investment income	(.14)	-	(.01)	(.09)	-
Distributions from net realized gain	-	(.14)	(.41)	-	-
Total distributions	(.14)	(.14)	(.42)	(.09)	-
Redemption fees added to paid in capital C	- G	- G	.01	.01	.01
Net asset value, end of period	$ 56.53	$ 52.89	$ 51.37	$ 53.03	$ 43.68
Total Return A,B	7.17%	3.25%	(2.41)%	21.64%	15.22%
Ratios to Average Net Assets D,F
Expenses before reductions	1.96%	1.85%	1.91%	2.01%	2.19%
Expenses net of fee waivers, if any	1.96%	1.85%	1.91%	2.01%	2.19%
Expenses net of all reductions	1.95%	1.85%	1.91%	1.96%	2.16%
Net investment income (loss)	.34%	.34%	(.20)%	(.14)%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,737	$ 9,804	$ 11,866	$ 13,464	$ 7,283
Portfolio turnover rate E	64%	86%	104%	143%	123%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 52.61	$ 51.19	$ 52.87	$ 43.60	$ 37.84
Income from Investment Operations
Net investment income (loss) C	.20	.19	(.08)	(.06)	.09
Net realized and unrealized gain (loss)	3.58	1.46	(1.14)	9.48	5.66
Total from investment operations	3.78	1.65	(1.22)	9.42	5.75
Distributions from net investment income	(.12)	-	(.03)	(.16)	-
Distributions from net realized gain	-	(.23)	(.44)	-	-
Total distributions	(.12)	(.23)	(.47)	(.16)	-
Redemption fees added to paid in capital C	- G	- G	.01	.01	.01
Net asset value, end of period	$ 56.27	$ 52.61	$ 51.19	$ 52.87	$ 43.60
Total Return A,B	7.21%	3.26%	(2.36)%	21.68%	15.22%
Ratios to Average Net Assets D,F
Expenses before reductions	1.93%	1.82%	1.86%	1.99%	2.18%
Expenses net of fee waivers, if any	1.92%	1.82%	1.86%	1.99%	2.18%
Expenses net of all reductions	1.92%	1.82%	1.86%	1.94%	2.15%
Net investment income (loss)	.37%	.37%	(.15)%	(.12)%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,040	$ 66,500	$ 87,990	$ 54,052	$ 24,848
Portfolio turnover rate E	64%	86%	104%	143%	123%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Canada

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 54.05	$ 52.59	$ 54.14	$ 44.46	$ 38.37
Income from Investment Operations
Net investment income (loss) B	.77	.73	.52	.46	.48
Net realized and unrealized gain (loss)	3.66	1.51	(1.18)	9.68	5.74
Total from investment operations	4.43	2.24	(.66)	10.14	6.22
Distributions from net investment income	(.76)	(.49)	(.46)	(.47)	(.14)
Distributions from net realized gain	-	(.29)	(.44)	-	-
Total distributions	(.76)	(.78)	(.90)	(.47)	(.14)
Redemption fees added to paid in capital B	- F	- F	.01	.01	.01
Net asset value, end of period	$ 57.72	$ 54.05	$ 52.59	$ 54.14	$ 44.46
Total Return A	8.32%	4.36%	(1.33)%	22.97%	16.40%
Ratios to Average Net Assets C,E
Expenses before reductions	.87%	.77%	.82%	.94%	1.17%
Expenses net of fee waivers, if any	.87%	.77%	.82%	.94%	1.17%
Expenses net of all reductions	.86%	.77%	.82%	.89%	1.13%
Net investment income (loss)	1.42%	1.42%	.90%	.93%	1.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,262,380	$ 2,992,597	$ 3,778,765	$ 3,953,693	$ 3,149,791
Portfolio turnover rate D	64%	86%	104%	143%	123%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 53.91	$ 52.44	$ 54.02	$ 44.39	$ 38.31
Income from Investment Operations
Net investment income (loss) B	.78	.74	.51	.46	.49
Net realized and unrealized gain (loss)	3.64	1.50	(1.18)	9.65	5.72
Total from investment operations	4.42	2.24	(.67)	10.11	6.21
Distributions from net investment income	(.76)	(.48)	(.48)	(.49)	(.14)
Distributions from net realized gain	-	(.29)	(.44)	-	-
Total distributions	(.76)	(.77)	(.92)	(.49)	(.14)
Redemption fees added to paid in capital B	- F	- F	.01	.01	.01
Net asset value, end of period	$ 57.57	$ 53.91	$ 52.44	$ 54.02	$ 44.39
Total Return A	8.34%	4.38%	(1.35)%	22.94%	16.40%
Ratios to Average Net Assets C,E
Expenses before reductions	.86%	.76%	.82%	.95%	1.17%
Expenses net of fee waivers, if any	.86%	.76%	.82%	.95%	1.17%
Expenses net of all reductions	.85%	.76%	.82%	.90%	1.14%
Net investment income (loss)	1.43%	1.42%	.89%	.92%	1.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,831	$ 59,245	$ 68,112	$ 46,737	$ 17,956
Portfolio turnover rate D	64%	86%	104%	143%	123%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Canada and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 622,734,162
Gross unrealized depreciation	(48,641,784)
Net unrealized appreciation (depreciation) on securities and other investments	$ 574,092,378

Tax Cost	$ 2,006,406,284

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,441,496
Undistributed long-term capital gain	$ 13,654,145
Net unrealized appreciation (depreciation)	$ 574,037,201

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 43,693,415	$ 59,297,828

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,782,914,089 and $2,781,691,453, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Canada as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .60% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 337,330	$ 15,373
Class T	.25%	.25%	129,706	3,129
Class B	.75%	.25%	86,940	65,318
Class C	.75%	.25%	543,853	40,074
			$ 1,097,829	$ 123,894

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 34,481
Class T	5,392
Class B*	16,573
Class C*	4,351
$ 60,797

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 380,027.28
Class T	80,050.31
Class B	26,068.30
Class C	144,052.27
Canada	5,469,174.22
Institutional Class	85,489.21
	$ 6,184,860

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $7,827 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,609,545.33%		$ 1,724

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,428 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,181,563, including $135,823 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $12,098,400. The weighted average interest rate was .66%. The interest expense amounted to $1,104 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $248,571 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $40,968.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 1,637,055	$ 1,331,457
Class T	220,579	100,888
Class B	25,159	-
Class C	146,334	-
Canada	40,860,360	34,710,753
Institutional Class	803,928	588,282
Total	$ 43,693,415	$ 36,731,380
From net realized gain
Class A	$ -	$ 1,169,578
Class T	-	185,711
Class B	-	32,050
Class C	-	395,818
Canada	-	20,430,566
Institutional Class	-	352,725
Total	$ -	$ 22,566,448

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	215,503	554,403	$ 11,581,739	$ 28,690,109
Reinvestment of distributions	24,773	41,955	1,299,341	2,109,494
Shares redeemed	(1,179,795)	(1,747,243)	(63,487,281)	(89,985,257)
Net increase (decrease)	(939,519)	(1,150,885)	$ (50,606,201)	$ (59,185,654)
Class T
Shares sold	36,303	72,156	$ 1,947,020	$ 3,681,114
Reinvestment of distributions	4,099	5,569	214,911	279,919
Shares redeemed	(178,697)	(183,751)	(9,595,838)	(9,407,140)
Net increase (decrease)	(138,295)	(106,026)	$ (7,433,907)	$ (5,446,107)
Class B
Shares sold	567	3,584	$ 30,467	$ 181,692
Reinvestment of distributions	400	519	20,851	25,894
Shares redeemed	(49,457)	(49,710)	(2,648,974)	(2,528,127)
Net increase (decrease)	(48,490)	(45,607)	$ (2,597,656)	$ (2,320,541)
Class C
Shares sold	62,908	161,752	$ 3,346,028	$ 8,188,420
Reinvestment of distributions	2,201	6,045	114,122	300,150
Shares redeemed	(510,875)	(622,861)	(27,051,390)	(31,505,606)
Net increase (decrease)	(445,766)	(455,064)	$ (23,591,240)	$ (23,017,036)
Canada
Shares sold	2,375,531	4,866,802	$ 128,818,784	$ 252,453,035
Reinvestment of distributions	737,701	1,003,141	38,862,091	50,678,709
Shares redeemed	(19,289,279)	(22,354,268)	(1,044,400,607)	(1,155,960,861)
Net increase (decrease)	(16,176,047)	(16,484,325)	$ (876,719,732)	$ (852,829,117)
Institutional Class
Shares sold	144,801	561,510	$ 7,839,112	$ 29,055,185
Reinvestment of distributions	11,985	13,162	629,694	663,252
Shares redeemed	(720,255)	(774,433)	(38,850,898)	(39,795,082)
Net increase (decrease)	(563,469)	(199,761)	$ (30,382,092)	$ (10,076,645)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity China Region Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity China Region Fund	26.51%	18.16%	12.04%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity China Region Fund, a class of the fund, on October 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Golden Dragon Index performed over the same period.

Annual Report

Fidelity China Region Fund

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Robert Bao, Portfolio Manager of Fidelity® China Region Fund: For the year, the fund's Retail Class shares returned 26.51%, roughly doubling the 13.27% gain of the MSCI® Golden Dragon Index. Consumer discretionary was a sector in which I significantly increased the fund's weighting during the period. Versus the index, this sector bolstered our results the most by a wide margin and accounted for the fund's three largest relative contributors. The top relative contributor was China-based automaker Chongqing Changan Automobile, a non-index position I added to the fund during the period. The company's joint venture with U.S.-based Ford Motor continued to move in the right direction. Other notable contributors were Taiwan-headquartered ECLAT Textile and Chinese Internet travel portal Ctrip.com International, the latter of which was not in the index and benefited from the surging popularity of online travel reservations in China. On the negative side, financials was the most noteworthy detractor, with stock picking in banks particularly problematic. At the stock level, the largest relative detractor was Spreadtrum Communications, a non-index semiconductor company located in China. The firm was pressured early in the period by greater competition, and with its growth prospects apparently deteriorating, I sold it in January. Also detracting was Chinese property developer Greenland Hong Kong Holdings, which changed its name from SPG Land in August 2013. This non-index stock faltered in part because of a delay in an expected capital injection from its parent company.

Note to shareholders: Fidelity China Region Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese market. As of October 31, 2013, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity China Region Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.34%
Actual		$ 1,000.00	$ 1,106.80	$ 7.12
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.82
Class T	1.64%
Actual		$ 1,000.00	$ 1,105.20	$ 8.70
HypotheticalA		$ 1,000.00	$ 1,016.94	$ 8.34
Class B	2.09%
Actual		$ 1,000.00	$ 1,102.70	$ 11.08
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
Class C	2.09%
Actual		$ 1,000.00	$ 1,102.40	$ 11.08
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
China Region	1.01%
Actual		$ 1,000.00	$ 1,108.60	$ 5.37
HypotheticalA		$ 1,000.00	$ 1,020.11	$ 5.14
Institutional Class	.95%
Actual		$ 1,000.00	$ 1,108.90	$ 5.05
HypotheticalA		$ 1,000.00	$ 1,020.42	$ 4.84

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity China Region Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
Cayman Islands	24.1%
China	20.9%
Hong Kong	16.7%
Taiwan	14.8%
Bermuda	10.6%
United States of America*	6.9%
Japan	2.1%
Korea (South)	1.7%
Italy	1.5%
Other	0.7%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
Hong Kong	24.3%
China	23.8%
Cayman Islands	20.9%
Taiwan	19.2%
Bermuda	6.8%
Korea (South)	1.3%
United States of America*	1.2%
Italy	1.0%
Thailand	0.6%
Other	0.9%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.3	99.3
Short-Term Investments and Net Other Assets (Liabilities)	4.7	0.7
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Tencent Holdings Ltd. (Internet Software & Services)	6.8	4.4
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	5.7	5.7
AIA Group Ltd. (Insurance)	5.1	4.8
Industrial & Commercial Bank of China Ltd. (H Shares) (Commercial Banks)	3.7	4.0
China Construction Bank Corp. (H Shares) (Commercial Banks)	3.7	3.9
Chongqing Changan Automobile Co. Ltd. (B Shares) (Automobiles)	3.0	2.3
Summit Ascent Holdings Ltd. (Trading Companies & Distributors)	2.5	0.0
Sinopec Kantons Holdings Ltd. (Oil, Gas & Consumable Fuels)	2.3	1.4
Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)	1.7	1.3
Brilliance China Automotive Holdings Ltd. (Automobiles)	1.7	0.5
	36.2
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	25.7	21.7
Information Technology	24.8	21.5
Financials	21.8	32.1
Industrials	7.6	7.3
Materials	3.9	5.2
Energy	3.2	3.0
Health Care	3.1	2.1
Utilities	3.0	3.9
Telecommunication Services	1.6	2.1
Consumer Staples	0.6	0.4

Annual Report

Fidelity China Region Fund

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value
CONSUMER DISCRETIONARY - 25.7%
Automobiles - 7.2%
Brilliance China Automotive Holdings Ltd.	14,164,000	$ 24,772,841
Chongqing Changan Automobile Co. Ltd. (B Shares)	24,223,686	44,679,312
Geely Automobile Holdings Ltd.	25,170,000	12,693,757
Great Wall Motor Co. Ltd. (H Shares)	1,600,000	9,400,232
Guangzhou Automobile Group Co. Ltd. (H Shares)	12,000,000	14,239,649
		105,785,791
Hotels, Restaurants & Leisure - 6.9%
Galaxy Entertainment Group Ltd. (a)	3,451,000	25,750,077
Hotel Shilla Co.	132,714	8,565,982
Melco International Development Ltd.	7,009,000	22,013,304
Melco Crown Entertainment Ltd. sponsored ADR (a)	403,400	13,376,744
Sands China Ltd.	3,241,800	23,039,234
Shangri-La Asia Ltd.	5,000,000	9,157,745
		101,903,086
Household Durables - 1.3%
Techtronic Industries Co. Ltd.	7,728,000	19,437,121
Internet & Catalog Retail - 1.0%
Ctrip.com International Ltd. sponsored ADR (a)	260,916	14,154,693
Leisure Equipment & Products - 1.2%
Goodbaby International Holdings Ltd.	16,000,000	7,904,037
Merida Industry Co. Ltd.	1,309,450	9,920,413
		17,824,450
Media - 1.4%
ChinaVision Media Group Ltd. (a)	110,780,000	6,787,115
Fuji Media Holdings, Inc.	350,000	6,977,377
SinoMedia Holding Ltd.	8,000,000	7,450,019
		21,214,511
Multiline Retail - 1.6%
Lifestyle International Holdings Ltd.	3,953,500	8,617,845
Springland International Holdings Ltd.	25,897,000	14,196,085
		22,813,930
Specialty Retail - 2.0%
Baoxin Auto Group Ltd. (d)	21,494,000	22,151,046
Oriental Watch Holdings Ltd.	23,466,000	7,506,214
		29,657,260
Textiles, Apparel & Luxury Goods - 3.1%
ECLAT Textile Co. Ltd.	1,486,140	16,333,151
Prada SpA	2,299,200	22,419,647
Shenzhou International Group Holdings Ltd.	2,046,000	7,046,072
		45,798,870
TOTAL CONSUMER DISCRETIONARY		378,589,712

	Shares	Value
CONSUMER STAPLES - 0.6%
Food Products - 0.6%
China Mengniu Dairy Co. Ltd.	2,000,000	$ 8,796,595
ENERGY - 3.2%
Energy Equipment & Services - 0.9%
China Oilfield Services Ltd. (H Shares)	3,520,000	9,852,186
Hilong Holding Ltd.	5,400,000	3,593,964
		13,446,150
Oil, Gas & Consumable Fuels - 2.3%
Sinopec Kantons Holdings Ltd. (d)	37,162,000	33,888,216
TOTAL ENERGY		47,334,366
FINANCIALS - 21.8%
Capital Markets - 0.1%
SAIC Motor Corp. Ltd. Class A (UBS Warrant Programme) warrants 9/16/14 (a)	798,200	1,878,118
Commercial Banks - 9.4%
BOC Hong Kong (Holdings) Ltd.	7,402,000	24,154,598
China Construction Bank Corp. (H Shares)	69,778,000	54,180,776
Industrial & Commercial Bank of China Ltd. (H Shares)	78,024,000	54,645,985
SAIC Motor Corp. Ltd. Class A (BNP Paribas Warrant Program) warrants 8/5/15 (a)	2,201,800	5,180,706
		138,162,065
Insurance - 6.6%
AIA Group Ltd.	14,982,600	76,043,507
China Pacific Insurance Group Co. Ltd. (H Shares)	5,999,200	21,666,142
		97,709,649
Real Estate Investment Trusts - 0.5%
Champion (REIT)	15,000,000	6,694,183
Real Estate Management & Development - 5.2%
CSI Properties Ltd.	144,620,000	5,036,425
Great Eagle Holdings Ltd.	2,150,000	7,653,811
Greenland Hong Kong Holdings Ltd.	15,000,000	10,602,347
Greentown China Holdings Ltd.	4,400,000	8,546,885
Hopson Development Holdings Ltd. (a)	14,240,000	17,503,831
Lifestyle Property Development Ltd.	197,675	40,030
Shimao Property Holdings Ltd.	3,908,500	9,840,567
Sun Hung Kai Properties Ltd.	1,282,000	16,800,103
		76,023,999
TOTAL FINANCIALS		320,468,014
HEALTH CARE - 3.1%
Health Care Equipment & Supplies - 0.4%
Pacific Hospital Supply Co. Ltd.	1,300,000	4,836,079
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 2.7%
China Pharmaceutical Group Ltd.	30,500,000	$ 19,001,032
Lee's Pharmaceutical Holdings Ltd.	8,290,000	7,688,005
Tong Ren Tang Technologies Co. Ltd. (H Shares) (d)	4,351,000	13,188,250
		39,877,287
TOTAL HEALTH CARE		44,713,366
INDUSTRIALS - 7.6%
Commercial Services & Supplies - 0.6%
Cleanaway Co. Ltd.	1,409,000	8,807,746
Construction & Engineering - 1.2%
China State Construction International Holdings Ltd.	10,482,000	17,657,026
Machinery - 0.7%
Cimc Enric Holdings Ltd.	7,400,000	10,422,804
Marine - 1.7%
China Shipping Development Co. Ltd. (H Shares) (a)	31,444,000	17,804,612
Orient Overseas International Ltd.	1,506,500	7,782,191
		25,586,803
Road & Rail - 0.1%
PT Express Transindo Utama Tbk	10,253,000	1,364,331
Trading Companies & Distributors - 2.8%
Shanghai Waigaoqiao Free Trade Zone Development Co. Ltd. (B Shares)	1,762,725	3,587,145
Summit Ascent Holdings Ltd. (a)	24,986,000	37,255,019
		40,842,164
Transportation Infrastructure - 0.5%
Airports of Thailand PCL (For. Reg.)	1,041,000	7,090,506
TOTAL INDUSTRIALS		111,771,380
INFORMATION TECHNOLOGY - 24.8%
Communications Equipment - 0.9%
KMC Kuei Meng International, Inc.	3,075,000	13,580,771
Computers & Peripherals - 3.1%
Advantech Co. Ltd.	2,854,000	18,276,847
Lenovo Group Ltd.	18,902,000	20,235,599
LITE-ON Technology Corp.	4,144,537	7,237,275
		45,749,721
Electronic Equipment & Components - 0.2%
Tong Hsing Electronics Industries Ltd.	666,000	3,518,362
Internet Software & Services - 10.7%
58.com, Inc. ADR	7,300	176,076

	Shares	Value
NHN Corp.	30,000	$ 16,875,841
Sohu.com, Inc. (a)(d)	325,000	21,762,000
Tencent Holdings Ltd.	1,827,200	99,738,299
Yahoo!, Inc. (a)	300,000	9,879,000
Youku Tudou, Inc. ADR (a)(d)	300,000	8,172,000
		156,603,216
Semiconductors & Semiconductor Equipment - 9.3%
Chipbond Technology Corp.	6,011,000	12,130,233
GCL-Poly Energy Holdings Ltd. (a)	26,000,000	7,981,427
Inotera Memories, Inc. (a)	16,657,000	10,723,633
MediaTek, Inc.	816,000	11,144,284
Novatek Microelectronics Corp.	2,674,000	10,583,353
Taiwan Semiconductor Manufacturing Co. Ltd.	22,911,796	84,283,698
		136,846,628
Software - 0.6%
Forgame Holdings Ltd.	1,086,700	8,970,566
TOTAL INFORMATION TECHNOLOGY		365,269,264
MATERIALS - 3.9%
Chemicals - 0.5%
Taiwan Fertilizer Co. Ltd.	3,015,000	7,170,036
Construction Materials - 1.9%
Anhui Conch Cement Co. Ltd. (H Shares)	6,898,000	24,066,929
Asia Cement (China) Holdings Corp.	6,409,500	3,505,260
		27,572,189
Containers & Packaging - 0.8%
Greatview Aseptic Pack Co. Ltd.	19,157,000	12,058,063
Paper & Forest Products - 0.7%
Lee & Man Paper Manufacturing Ltd.	15,012,000	10,765,732
TOTAL MATERIALS		57,566,020
TELECOMMUNICATION SERVICES - 1.6%
Wireless Telecommunication Services - 1.6%
SoftBank Corp.	316,000	23,598,535
UTILITIES - 3.0%
Electric Utilities - 0.7%
Power Assets Holdings Ltd.	1,173,500	9,777,905
Independent Power Producers & Energy Traders - 2.3%
Beijing Jingneng Clean Energy Co. Ltd. (H Shares)	27,500,000	11,421,385
China Longyuan Power Grid Corp. Ltd. (H Shares)	8,487,000	9,753,537
Huadian Fuxin Energy Corp. Ltd.	43,672,000	13,462,670
		34,637,592
TOTAL UTILITIES		44,415,497
TOTAL COMMON STOCKS (Cost $1,030,690,335)		1,402,522,749
Money Market Funds - 6.6%
	Shares	Value
Fidelity Cash Central Fund, 0.09% (b)	62,559,358	$ 62,559,358
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	33,705,375	33,705,375
TOTAL MONEY MARKET FUNDS (Cost $96,264,733)		96,264,733
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $1,126,955,068)		1,498,787,482
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(27,714,773)
NET ASSETS - 100%		$ 1,471,072,709
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 52,688
Fidelity Securities Lending Cash Central Fund	104,014
Total	$ 156,702
Other Information

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 378,589,712	$ 371,612,335	$ 6,977,377	$ -
Consumer Staples	8,796,595	8,796,595	-	-
Energy	47,334,366	47,334,366	-	-
Financials	320,468,014	313,409,190	7,058,824	-
Health Care	44,713,366	44,713,366	-	-
Industrials	111,771,380	111,771,380	-	-
Information Technology	365,269,264	280,985,566	84,283,698	-
Materials	57,566,020	57,566,020	-	-
Telecommunication Services	23,598,535	-	23,598,535	-
Utilities	44,415,497	44,415,497	-	-
Money Market Funds	96,264,733	96,264,733	-	-
Total Investments in Securities:	$ 1,498,787,482	$ 1,376,869,048	$ 121,918,434	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity China Region Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $32,990,653) - See accompanying schedule: Unaffiliated issuers (cost $1,030,690,335)	$ 1,402,522,749
Fidelity Central Funds (cost $96,264,733)	96,264,733
Total Investments (cost $1,126,955,068)		$ 1,498,787,482
Foreign currency held at value (cost $642,377)		642,196
Receivable for investments sold		7,139,250
Receivable for fund shares sold		1,079,646
Dividends receivable		145,217
Distributions receivable from Fidelity Central Funds		18,788
Prepaid expenses		4,105
Other receivables		202,494
Total assets		1,508,019,178

Liabilities
Payable for investments purchased	$ 124,100
Payable for fund shares redeemed	1,709,290
Accrued management fee	854,776
Distribution and service plan fees payable	13,438
Other affiliated payables	298,538
Other payables and accrued expenses	240,952
Collateral on securities loaned, at value	33,705,375
Total liabilities		36,946,469

Net Assets		$ 1,471,072,709
Net Assets consist of:
Paid in capital		$ 953,599,430
Undistributed net investment income		15,463,609
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		130,182,313
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		371,827,357
Net Assets		$ 1,471,072,709

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($20,622,669 ÷ 579,951 shares)	$ 35.56

Maximum offering price per share (100/94.25 of $35.56)	$ 37.73
Class T: Net Asset Value and redemption price per share ($5,964,876 ÷ 168,514 shares)	$ 35.40

Maximum offering price per share (100/96.50 of $35.40)	$ 36.68
Class B: Net Asset Value and offering price per share ($1,494,199 ÷ 42,544 shares)A	$ 35.12

Class C: Net Asset Value and offering price per share ($6,956,980 ÷ 198,810 shares)A	$ 34.99

China Region: Net Asset Value, offering price and redemption price per share ($1,425,828,353 ÷ 39,795,030 shares)	$ 35.83

Institutional Class: Net Asset Value, offering price and redemption price per share ($10,205,632 ÷ 285,481 shares)	$ 35.75

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity China Region Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 34,175,261
Interest		33
Income from Fidelity Central Funds		156,702
Income before foreign taxes withheld		34,331,996
Less foreign taxes withheld		(2,083,075)
Total income		32,248,921

Expenses
Management fee	$ 10,087,253
Transfer agent fees	3,112,421
Distribution and service plan fees	144,087
Accounting and security lending fees	647,972
Custodian fees and expenses	548,229
Independent trustees' compensation	8,224
Registration fees	103,330
Audit	73,742
Legal	3,695
Interest	515
Miscellaneous	11,843
Total expenses before reductions	14,741,311
Expense reductions	(531,119)	14,210,192
Net investment income (loss)		18,038,729
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	182,788,330
Foreign currency transactions	(157,631)
Total net realized gain (loss)		182,630,699
Change in net unrealized appreciation (depreciation) on: Investment securities	120,644,687
Assets and liabilities in foreign currencies	(5,059)
Total change in net unrealized appreciation (depreciation)		120,639,628
Net gain (loss)		303,270,327
Net increase (decrease) in net assets resulting from operations		$ 321,309,056

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 18,038,729	$ 22,782,166
Net realized gain (loss)	182,630,699	(16,515,956)
Change in net unrealized appreciation (depreciation)	120,639,628	76,673,702
Net increase (decrease) in net assets resulting from operations	321,309,056	82,939,912
Distributions to shareholders from net investment income	(19,616,401)	(15,687,379)
Distributions to shareholders from net realized gain	-	(18,721,345)
Total distributions	(19,616,401)	(34,408,724)
Share transactions - net increase (decrease)	(122,395,498)	(301,570,428)
Redemption fees	393,175	184,146
Total increase (decrease) in net assets	179,690,332	(252,855,094)

Net Assets
Beginning of period	1,291,382,377	1,544,237,471
End of period (including undistributed net investment income of $15,463,609 and undistributed net investment income of $19,540,796, respectively)	$ 1,471,072,709	$ 1,291,382,377

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 28.53	$ 27.28	$ 31.61	$ 26.47	$ 16.67
Income from Investment Operations
Net investment income (loss) C	.30	.36	.33	.25	.30
Net realized and unrealized gain (loss)	7.06	1.42	(4.33)	5.15	9.63
Total from investment operations	7.36	1.78	(4.00)	5.40	9.93
Distributions from net investment income	(.34)	(.19)	(.31)	(.20)	(.16)
Distributions from net realized gain	-	(.34)	(.03)	(.07)	-
Total distributions	(.34)	(.53)	(.34)	(.27)	(.16)
Redemption fees added to paid in capital C	.01	- G	.01	.01	.03
Net asset value, end of period	$ 35.56	$ 28.53	$ 27.28	$ 31.61	$ 26.47
Total Return A, B	26.07%	6.70%	(12.79)%	20.54%	60.41%
Ratios to Average Net Assets D, F
Expenses before reductions	1.35%	1.36%	1.37%	1.38%	1.39%
Expenses net of fee waivers, if any	1.35%	1.36%	1.37%	1.38%	1.39%
Expenses net of all reductions	1.31%	1.29%	1.31%	1.31%	1.31%
Net investment income (loss)	.94%	1.35%	1.07%	.91%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,623	$ 13,539	$ 14,808	$ 16,047	$ 11,842
Portfolio turnover rate E	92%	107%	87%	57%	88%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GAmount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 28.40	$ 27.13	$ 31.48	$ 26.40	$ 16.65
Income from Investment Operations
Net investment income (loss) C	.21	.29	.25	.18	.23
Net realized and unrealized gain (loss)	7.04	1.40	(4.32)	5.13	9.64
Total from investment operations	7.25	1.69	(4.07)	5.31	9.87
Distributions from net investment income	(.26)	(.08)	(.27)	(.18)	(.14)
Distributions from net realized gain	-	(.34)	(.03)	(.07)	-
Total distributions	(.26)	(.42)	(.29) H	(.24) I	(.14)
Redemption fees added to paid in capital C	.01	- G	.01	.01	.02
Net asset value, end of period	$ 35.40	$ 28.40	$ 27.13	$ 31.48	$ 26.40
Total Return A, B	25.74%	6.38%	(13.04)%	20.27%	59.92%
Ratios to Average Net Assets D, F
Expenses before reductions	1.64%	1.64%	1.63%	1.64%	1.66%
Expenses net of fee waivers, if any	1.64%	1.64%	1.63%	1.64%	1.66%
Expenses net of all reductions	1.60%	1.57%	1.57%	1.58%	1.58%
Net investment income (loss)	.65%	1.06%	.81%	.64%	1.00%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,965	$ 4,349	$ 5,281	$ 6,070	$ 3,139
Portfolio turnover rate E	92%	107%	87%	57%	88%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GAmount represents less than $.01 per share. HTotal distributions of $.29 per share is comprised of distributions from net investment income of $.268 and distributions from net realized gain of $.025 per share. ITotal distributions of $.24 per share is comprised of distributions from net investment income of $.177 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 28.16	$ 26.94	$ 31.23	$ 26.28	$ 16.61
Income from Investment Operations
Net investment income (loss) C	.06	.16	.10	.04	.12
Net realized and unrealized gain (loss)	6.99	1.40	(4.29)	5.09	9.63
Total from investment operations	7.05	1.56	(4.19)	5.13	9.75
Distributions from net investment income	(.10)	-	(.08)	(.12)	(.10)
Distributions from net realized gain	-	(.34)	(.03)	(.07)	-
Total distributions	(.10)	(.34)	(.11)	(.19)	(.10)
Redemption fees added to paid in capital C	.01	- G	.01	.01	.02
Net asset value, end of period	$ 35.12	$ 28.16	$ 26.94	$ 31.23	$ 26.28
Total Return A, B	25.12%	5.90%	(13.45)%	19.63%	59.16%
Ratios to Average Net Assets D, F
Expenses before reductions	2.10%	2.11%	2.12%	2.14%	2.15%
Expenses net of fee waivers, if any	2.10%	2.11%	2.12%	2.14%	2.15%
Expenses net of all reductions	2.07%	2.04%	2.06%	2.08%	2.06%
Net investment income (loss)	.19%	.59%	.32%	.14%	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,494	$ 1,533	$ 1,801	$ 2,496	$ 1,915
Portfolio turnover rate E	92%	107%	87%	57%	88%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GAmount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 28.07	$ 26.86	$ 31.19	$ 26.25	$ 16.61
Income from Investment Operations
Net investment income (loss) C	.06	.16	.10	.04	.12
Net realized and unrealized gain (loss)	6.97	1.39	(4.28)	5.09	9.62
Total from investment operations	7.03	1.55	(4.18)	5.13	9.74
Distributions from net investment income	(.12)	-	(.13)	(.13)	(.12)
Distributions from net realized gain	-	(.34)	(.03)	(.07)	-
Total distributions	(.12)	(.34)	(.16)	(.20)	(.12)
Redemption fees added to paid in capital C	.01	- G	.01	.01	.02
Net asset value, end of period	$ 34.99	$ 28.07	$ 26.86	$ 31.19	$ 26.25
Total Return A, B	25.14%	5.88%	(13.46)%	19.66%	59.18%
Ratios to Average Net Assets D, F
Expenses before reductions	2.10%	2.11%	2.12%	2.14%	2.15%
Expenses net of fee waivers, if any	2.10%	2.11%	2.12%	2.14%	2.15%
Expenses net of all reductions	2.07%	2.04%	2.06%	2.07%	2.07%
Net investment income (loss)	.19%	.59%	.32%	.15%	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,957	$ 4,515	$ 5,230	$ 5,938	$ 3,806
Portfolio turnover rate E	92%	107%	87%	57%	88%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - China Region

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 28.73	$ 27.49	$ 31.81	$ 26.55	$ 16.69
Income from Investment Operations
Net investment income (loss) B	.41	.45	.44	.34	.33
Net realized and unrealized gain (loss)	7.11	1.42	(4.37)	5.18	9.68
Total from investment operations	7.52	1.87	(3.93)	5.52	10.01
Distributions from net investment income	(.43)	(.29)	(.38)	(.21)	(.17)
Distributions from net realized gain	-	(.34)	(.03)	(.07)	-
Total distributions	(.43)	(.63)	(.40) G	(.27) H	(.17)
Redemption fees added to paid in capital B	.01	- F	.01	.01	.02
Net asset value, end of period	$ 35.83	$ 28.73	$ 27.49	$ 31.81	$ 26.55
Total Return A	26.51%	7.01%	(12.52)%	20.97%	60.77%
Ratios to Average Net Assets C, E
Expenses before reductions	1.02%	1.04%	1.04%	1.06%	1.12%
Expenses net of fee waivers, if any	1.02%	1.04%	1.04%	1.06%	1.12%
Expenses net of all reductions	.98%	.98%	.98%	1.00%	1.03%
Net investment income (loss)	1.27%	1.66%	1.40%	1.22%	1.54%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,425,828	$ 1,265,488	$ 1,515,084	$ 2,130,070	$ 2,138,141
Portfolio turnover rate D	92%	107%	87%	57%	88%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. FAmount represents less than $.01 per share. GTotal distributions of $.40 per share is comprised of distributions from net investment income of $.376 and distributions from net realized gain of $.025 per share. HTotal distributions of $.27 per share is comprised of distributions from net investment income of $.209 and distributions from net realized gain of $.065 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 28.68	$ 27.46	$ 31.79	$ 26.55	$ 16.70
Income from Investment Operations
Net investment income (loss) B	.42	.45	.43	.33	.37
Net realized and unrealized gain (loss)	7.10	1.42	(4.37)	5.18	9.64
Total from investment operations	7.52	1.87	(3.94)	5.51	10.01
Distributions from net investment income	(.46)	(.31)	(.37)	(.22)	(.18)
Distributions from net realized gain	-	(.34)	(.03)	(.07)	-
Total distributions	(.46)	(.65)	(.40)	(.28) G	(.18)
Redemption fees added to paid in capital B	.01	- F	.01	.01	.02
Net asset value, end of period	$ 35.75	$ 28.68	$ 27.46	$ 31.79	$ 26.55
Total Return A	26.58%	7.02%	(12.56)%	20.92%	60.78%
Ratios to Average Net Assets C, E
Expenses before reductions	.97%	1.04%	1.06%	1.11%	1.08%
Expenses net of fee waivers, if any	.97%	1.04%	1.06%	1.11%	1.08%
Expenses net of all reductions	.93%	.98%	1.01%	1.04%	1.00%
Net investment income (loss)	1.32%	1.66%	1.38%	1.18%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,206	$ 1,958	$ 2,034	$ 1,904	$ 1,684
Portfolio turnover rate D	92%	107%	87%	57%	88%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. FAmount represents less than $.01 per share. GTotal distributions of $.28 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, China Region and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 393,506,024
Gross unrealized depreciation	(27,550,991)
Net unrealized appreciation (depreciation) on securities and other investments	$ 365,955,033

Tax Cost	$ 1,132,832,449

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 31,209,233
Undistributed long-term capital gain	$ 120,314,075
Net unrealized appreciation (depreciation)	$ 365,949,974

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012

Ordinary Income	$ 19,616,401	$ 15,687,379
Long-term Capital Gains	-	18,721,345
Total	$ 19,616,401	$ 34,408,724

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,273,312,174 and $1,463,403,074, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 41,731	$ 701
Class T	.25%	.25%	26,168	64
Class B	.75%	.25%	15,256	11,538
Class C	.75%	.25%	60,932	17,612
			$ 144,087	$ 29,915

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 23,503
Class T	4,468
Class B*	4,857
Class C*	2,325
$ 35,153

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 49,843.30
Class T	17,685.34
Class B	4,586.30
Class C	18,274.30
China Region	3,014,566.22
Institutional Class	7,467.17
	$ 3,112,421

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,982 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,690,333.36%		$ 515

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,108 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $104,014. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $505,020 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $26,099.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 161,788	$ 100,983
Class T	40,503	14,853
Class B	4,993	-
Class C	18,782	-
China Region	19,344,002	15,549,167
Institutional Class	46,333	22,376
Total	$ 19,616,401	$ 15,687,379
From net realized gain
Class A	$ -	$ 182,091
Class T	-	60,664
Class B	-	21,876
Class C	-	65,490
China Region	-	18,366,435
Institutional Class	-	24,789
Total	$ -	$ 18,721,345

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	284,743	128,967	$ 9,232,019	$ 3,497,936
Reinvestment of distributions	5,112	10,227	151,768	266,217
Shares redeemed	(184,522)	(207,420)	(5,803,916)	(5,547,035)
Net increase (decrease)	105,333	(68,226)	$ 3,579,871	$ (1,782,882)
Class T
Shares sold	70,191	40,215	$ 2,215,632	$ 1,078,486
Reinvestment of distributions	1,321	2,834	39,167	73,623
Shares redeemed	(56,116)	(84,588)	(1,759,294)	(2,252,505)
Net increase (decrease)	15,396	(41,539)	$ 495,505	$ (1,100,396)
Class B
Shares sold	6,343	4,773	$ 197,892	$ 131,481
Reinvestment of distributions	151	760	4,455	19,651
Shares redeemed	(18,382)	(17,966)	(569,584)	(477,343)
Net increase (decrease)	(11,888)	(12,433)	$ (367,237)	$ (326,211)
Class C
Shares sold	120,235	39,150	$ 3,792,024	$ 1,051,097
Reinvestment of distributions	573	2,380	16,859	61,380
Shares redeemed	(82,838)	(75,401)	(2,577,162)	(1,981,464)
Net increase (decrease)	37,970	(33,871)	$ 1,231,721	$ (868,987)
China Region
Shares sold	11,534,725	5,981,804	$ 362,586,439	$ 163,640,090
Reinvestment of distributions	622,145	1,245,751	18,558,580	32,563,934
Shares redeemed	(16,406,195)	(18,300,659)	(515,921,780)	(493,563,874)
Net increase (decrease)	(4,249,325)	(11,073,104)	$ (134,776,761)	$ (297,359,850)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Institutional Class
Shares sold	333,624	33,539	$ 11,106,364	$ 913,352
Reinvestment of distributions	1,452	1,708	43,199	44,574
Shares redeemed	(117,838)	(41,079)	(3,708,160)	(1,090,028)
Net increase (decrease)	217,238	(5,832)	$ 7,441,403	$ (132,102)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Emerging Asia Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity Emerging Asia Fund A	10.19%	13.06%	11.57%

A Prior to December 1, 2010, Fidelity Emerging Asia Fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Emerging Asia Fund on October 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Asia ex Japan Index performed over the same period.

Annual Report

Fidelity Emerging Asia Fund

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Colin Chickles, Portfolio Manager of Fidelity® Emerging Asia Fund: For the year, the fund returned 10.19%, slightly lagging the 10.27% gain of the MSCI® AC (All Country) Asia ex Japan Index. Versus the index, performance was especially helped by stock selection in China and Hong Kong. Two Chinese holdings stood out as positives. Internet services provider Tencent Holdings was the top contributor, aided by robust growth in its online gaming and messaging revenue. Fund performance was further lifted by a small non-index position in real estate Internet portal SouFun Holdings. Other noteworthy contributors included several Hong Kong-listed casino stocks: Galaxy Entertainment Group, where the fund had a sizable overweighting, and two non-index stocks, Melco Crown Entertainment and Melco International Development, the latter of which I sold. Conversely, stock selection in India detracted from relative performance. The shares of Grasim Industries, an India-based cement maker, struggled amid delays in government infrastructure spending, and I eliminated this non-index position. Another detractor that I sold was Hindustan Unilever, partially owned by Anglo-Dutch consumer goods firm Unilever. The biggest relative detractor was South Korean automaker Kia Motors. The main problem here was poor timing on my part.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Emerging Asia Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Actual	1.06%	$ 1,000.00	$ 1,009.80	$ 5.37
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.40

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Emerging Asia Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
Korea (South)	21.6%
China	15.9%
Hong Kong	11.7%
Cayman Islands	11.5%
India	8.8%
Taiwan	8.4%
Singapore	5.7%
Thailand	3.8%
Malaysia	3.4%
Other*	9.2%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
Korea (South)	18.9%
Hong Kong	14.3%
China	12.6%
Taiwan	11.6%
India	9.9%
Cayman Islands	7.5%
Thailand	7.3%
Indonesia	4.9%
Singapore	4.8%
Other*	8.2%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.0	99.5
Short-Term Investments and Net Other Assets (Liabilities)	2.0	0.5
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	6.3	6.5
AIA Group Ltd. (Hong Kong, Insurance)	2.7	2.5
China Construction Bank Corp. (H Shares) (China, Commercial Banks)	2.4	2.6
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	2.4	1.8
Hyundai Motor Co. (Korea (South), Automobiles)	2.3	1.5
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Commercial Banks)	2.2	2.0
CNOOC Ltd. (Hong Kong, Oil, Gas & Consumable Fuels)	2.0	0.0
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.9	4.0
POSCO (Korea (South), Metals & Mining)	1.4	1.0
United Overseas Bank Ltd. (Singapore, Commercial Banks)	1.4	0.0
	25.0
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	34.6	34.9
Information Technology	19.8	18.6
Consumer Discretionary	11.6	9.6
Materials	7.2	5.6
Industrials	6.9	7.8
Energy	5.8	5.4
Utilities	4.3	4.2
Telecommunication Services	3.8	7.8
Consumer Staples	3.3	4.6
Health Care	0.7	1.0

Annual Report

Fidelity Emerging Asia Fund

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
Australia - 0.3%
Fortescue Metals Group Ltd.	512,718	$ 2,524,742
Karoon Gas Australia Ltd. (a)	342,658	1,434,714
TOTAL AUSTRALIA		3,959,456
Bermuda - 1.4%
Cafe de Coral Holdings Ltd.	604,000	2,072,282
CSI Properties Ltd.	36,790,000	1,281,220
Great Eagle Holdings Ltd.	1,877,000	6,681,955
Hongkong Land Holdings Ltd.	826,000	5,088,160
Oriental Watch Holdings Ltd.	5,018,000	1,605,139
TOTAL BERMUDA		16,728,756
Cayman Islands - 11.5%
58.com, Inc. ADR	5,800	139,896
Baidu.com, Inc. sponsored ADR (a)	27,000	4,344,300
Baoxin Auto Group Ltd.	3,213,500	3,311,733
Bitauto Holdings Ltd. ADR (a)	9,203	225,566
Bonjour Holdings Ltd.	2,928,000	634,469
China Lodging Group Ltd. ADR (a)	24,000	527,520
China Mengniu Dairy Co. Ltd.	1,172,000	5,154,805
China Resources Cement Holdings Ltd.	6,707,706	4,490,261
China Sanjiang Fine Chemicals Ltd.	4,992,000	2,208,508
Chu Kong Petroleum & Natural Gas Steel Pipe Holdings Ltd.	4,699,000	1,757,655
Cimc Enric Holdings Ltd.	1,464,000	2,062,025
Country Garden Holdings Co. Ltd.	7,049,000	4,818,741
Ctrip.com International Ltd. sponsored ADR (a)(d)	54,100	2,934,925
E-Commerce China Dangdang, Inc. ADR (a)(d)	118,000	1,044,300
Geely Automobile Holdings Ltd.	6,365,000	3,210,003
Greatview Aseptic Pack Co. Ltd.	2,343,000	1,474,763
Greentown China Holdings Ltd.	1,361,000	2,643,707
Haitian International Holdings Ltd.	1,317,000	3,173,167
Hengan International Group Co. Ltd.	562,500	6,888,866
Hengdeli Holdings Ltd.	4,896,000	1,161,955
Hosa International Ltd.	4,080,000	1,515,594
Ju Teng International Holdings Ltd.	3,538,000	2,573,755
KWG Property Holding Ltd.	7,754,000	5,020,647
Lee & Man Paper Manufacturing Ltd.	9,661,000	6,928,306
Lifestyle International Holdings Ltd.	2,481,500	5,409,177
Melco Crown Entertainment Ltd. sponsored ADR (a)	237,900	7,888,764
MGM China Holdings Ltd.	829,600	2,857,000
Semiconductor Manufacturing International Corp. (a)	14,957,000	1,106,483
SOHO China Ltd.	1,890,500	1,655,681
SouFun Holdings Ltd. ADR	47,800	2,544,394
Springland International Holdings Ltd.	13,822,000	7,576,873
SPT Energy Group, Inc.	4,598,000	2,532,369
Tencent Holdings Ltd.	508,900	27,778,470
Value Partners Group Ltd.	3,312,000	2,012,062
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	91,200	2,667,600

	Shares	Value
Youku Tudou, Inc. ADR (a)(d)	60,900	$ 1,658,916
Zhen Ding Technology Holding Ltd.	549,550	1,288,227
TOTAL CAYMAN ISLANDS		135,221,483
China - 15.9%
Aluminum Corp. of China Ltd. (H Shares) (a)	11,688,000	4,322,017
Angang Steel Co. Ltd. (H Shares) (a)	9,352,000	5,669,341
Beijing Jingneng Clean Energy Co. Ltd. (H Shares)	6,206,000	2,577,495
China Communications Construction Co. Ltd. (H Shares)	4,613,000	3,766,321
China Construction Bank Corp. (H Shares)	36,419,000	28,278,393
China Longyuan Power Grid Corp. Ltd. (H Shares)	2,204,000	2,532,909
China Merchants Bank Co. Ltd. (H Shares)	4,780,000	9,494,647
China Minsheng Banking Corp. Ltd. (H Shares)	6,609,000	7,578,229
China Pacific Insurance Group Co. Ltd. (H Shares)	2,307,400	8,333,187
China Petroleum & Chemical Corp. (H Shares)	16,762,000	13,568,968
China Railway Construction Corp. Ltd. (H Shares)	8,134,000	8,917,709
China Railway Group Ltd. (H Shares)	14,149,000	7,993,373
China Suntien Green Energy Corp. Ltd. (H Shares)	20,963,000	7,327,451
Chongqing Rural Commercial Bank Co. Ltd. (H Shares)	4,424,000	2,231,116
CSR Corp. Ltd. (H Shares)	5,357,000	4,463,591
Guangzhou R&F Properties Co. Ltd. (H Shares)	2,216,000	3,887,218
Harbin Power Equipment Co. Ltd. (H Shares)	2,984,000	1,874,382
Huadian Power International Corp. Ltd. (H Shares)	6,956,000	3,229,924
Huaneng Power International, Inc. (H Shares)	7,050,000	7,358,869
Industrial & Commercial Bank of China Ltd. (H Shares)	37,468,000	26,241,615
Maanshan Iron & Steel Ltd. (H Shares) (a)	21,474,000	5,484,138
PetroChina Co. Ltd. (H Shares)	4,144,000	4,719,110
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	1,234,500	9,720,911
Shanghai Electric Group Co. Ltd. (H Shares)	7,050,000	2,491,552
Sinotrans Ltd. (H Shares)	16,965,000	4,179,434
TOTAL CHINA		186,241,900
Hong Kong - 11.7%
AIA Group Ltd.	6,315,400	32,053,526
Champion (REIT)	10,130,000	4,520,805
China Mobile Ltd.	369,500	3,839,715
China Pharmaceutical Group Ltd.	2,028,000	1,263,413
Common Stocks - continued
	Shares	Value
Hong Kong - continued
China Power International Development Ltd.	4,464,000	$ 1,750,362
China Resources Power Holdings Co. Ltd.	2,038,000	5,336,180
CNOOC Ltd.	11,235,000	22,851,670
Dah Chong Hong Holdings Ltd.	4,309,000	3,657,064
Dah Sing Banking Group Ltd.	1,101,200	2,076,557
Dah Sing Financial Holdings Ltd.	300,400	1,869,509
Fosun International Ltd.	2,999,000	2,881,794
Galaxy Entertainment Group Ltd. (a)	1,632,000	12,177,376
Hysan Development Co. Ltd.	1,743,000	8,149,587
Magnificent Estates Ltd.	7,684,000	371,663
Singamas Container Holdings Ltd.	7,926,000	1,850,388
SinoMedia Holding Ltd.	1,243,000	1,157,547
Sun Art Retail Group Ltd.	4,551,000	7,454,882
Vitasoy International Holdings Ltd.	3,142,000	4,052,625
Wharf Holdings Ltd.	987,000	8,313,053
Wheelock and Co. Ltd.	1,438,000	7,344,873
Wing Hang Bank Ltd.	306,500	4,360,499
TOTAL HONG KONG		137,333,088
India - 8.8%
Apollo Tyres Ltd.	2,906,358	3,211,784
Axis Bank Ltd.	218,266	4,330,680
Balkrishna Industries Ltd. (a)	12,730	57,149
Bharat Heavy Electricals Ltd.	3,511,156	8,039,467
Britannia Industries Ltd.	138,551	2,112,417
CESC Ltd. GDR (a)	171,269	1,034,996
Coal India Ltd.	1,115,388	5,211,865
Cox & Kings India Ltd.	520,737	775,731
HCL Infosystems Ltd. (a)	1,015,133	387,939
HCL Technologies Ltd.	168,301	2,991,505
HDFC Bank Ltd.	891,548	9,900,895
Hexaware Technologies Ltd.	719,034	1,551,272
Hindustan Petroleum Corp. Ltd.	1,720,370	5,621,130
Housing Development Finance Corp. Ltd.	950,991	13,195,263
IL&FS Transportation Networks Ltd.	216,616	376,118
Lupin Ltd.	103,912	1,542,865
McLeod Russel India Ltd.	461,623	2,054,022
MindTree Consulting Ltd.	194,699	4,373,492
Mphasis BFL Ltd.	113,907	782,621
MRF Ltd.	5,492	1,403,756
NIIT Technologies Ltd.	251,348	1,143,881
NTPC Ltd.	2,916,310	7,056,047
Reliance Infrastructure Ltd. (a)	92,483	648,029
Shriram City Union Finance Ltd.	116,415	1,910,559
Sintex Industries Ltd.	911,712	487,487
Tata Consultancy Services Ltd.	359,335	12,315,551
The Jammu & Kashmir Bank Ltd.	134,035	2,836,151
Upl Ltd.	1,757,484	4,691,453

	Shares	Value
Wockhardt Ltd. (a)	351,389	$ 2,534,889
Zydus Wellness Ltd.	51,143	468,780
TOTAL INDIA		103,047,794
Indonesia - 2.3%
PT Bank Rakyat Indonesia Tbk	19,430,500	13,617,223
PT BISI International Tbk	6,822,000	369,164
PT Express Transindo Utama Tbk	6,816,000	906,981
PT Telkomunikasi Indonesia Tbk Series B	51,499,000	10,736,040
PT Tempo Scan Pacific Tbk	3,462,000	1,197,758
TOTAL INDONESIA		26,827,166
Japan - 0.5%
Fuji Media Holdings, Inc.	128,300	2,557,707
Suzuki Motor Corp.	146,300	3,678,768
TOTAL JAPAN		6,236,475
Korea (South) - 21.6%
CJ O Shopping Co. Ltd.	7,783	2,596,092
Daesang Corp.	99,890	3,266,039
Daewoo International Corp.	163,540	6,032,893
DGB Financial Group Co. Ltd.	546,470	8,753,567
E1 Corp.	6,561	470,462
Hanwha Corp.	44,210	1,672,538
Hotel Shilla Co.	143,377	9,254,222
Hy-Lok Corp.	49,168	1,236,983
Hyosung Corp.	14,319	966,041
Hyundai Hysco Co. Ltd.	105,750	4,195,003
Hyundai Industrial Development & Construction Co.	72,160	1,604,643
Hyundai Motor Co.	113,250	26,997,812
Hyundai Steel Co.	91,319	7,529,030
KB Financial Group, Inc.	329,520	12,971,158
Kia Motors Corp.	205,747	11,961,579
Kolon Industries, Inc.	25,763	1,439,531
Korea Plant Service & Engineering Co. Ltd.	16,613	842,171
Korean Reinsurance Co.	201,630	2,260,851
LG Hausys Ltd.	4,981	603,100
LG Home Shopping, Inc.	11,928	2,749,121
NHN Corp.	23,734	13,351,040
POSCO	56,269	16,790,212
Samsung Electronics Co. Ltd.	53,020	73,189,227
SBS Contents Hub Co. Ltd.	94,947	1,328,549
Shinhan Financial Group Co. Ltd.	309,670	13,495,991
SK Hynix, Inc. (a)	443,870	13,362,770
SK Telecom Co. Ltd.	28,181	6,138,141
Soulbrain Co. Ltd.	99,220	4,955,014
Sung Kwang Bend Co. Ltd.	39,944	1,093,371
Tong Yang Life Insurance Co. Ltd.	180,890	1,917,507
TOTAL KOREA (SOUTH)		253,024,658
Malaysia - 3.4%
British American Tobacco (Malaysia) Bhd	149,000	2,997,466
Bumiputra-Commerce Holdings Bhd	32,930	77,930
Common Stocks - continued
	Shares	Value
Malaysia - continued
Bursa Malaysia Bhd	875,500	$ 2,230,008
Glomac Bhd	4,871,300	1,743,884
Malayan Banking Bhd	3,323,150	10,275,287
Malaysian Plantations Bhd	3,416,400	5,617,334
Media Prima Bhd	523,900	438,174
Tenaga Nasional Bhd	3,817,700	11,405,326
YTL Corp. Bhd	8,641,500	4,517,179
TOTAL MALAYSIA		39,302,588
Papua New Guinea - 0.2%
Oil Search Ltd. ADR	301,334	2,423,698
Philippines - 0.9%
Alliance Global Group, Inc.	3,072,500	1,873,432
Holcim Philippines, Inc.	399,400	129,205
Manila Water Co., Inc.	1,619,500	936,885
Security Bank Corp.	1,920,040	6,175,762
Vista Land & Lifescapes, Inc.	8,080,500	1,032,150
TOTAL PHILIPPINES		10,147,434
Singapore - 5.7%
Ascendas Real Estate Investment Trust	2,718,000	5,185,687
Keppel Corp. Ltd.	1,446,000	12,630,092
Mapletree Industrial (REIT)	2,785,496	3,105,709
Singapore Telecommunications Ltd.	4,683,000	14,250,314
United Overseas Bank Ltd.	971,000	16,290,163
UOL Group Ltd.	1,546,000	8,201,691
Wing Tai Holdings Ltd.	2,376,000	4,227,145
Yanlord Land Group Ltd.	3,322,000	3,302,745
TOTAL SINGAPORE		67,193,546
Taiwan - 8.4%
Advantech Co. Ltd.	304,000	1,946,798
Catcher Technology Co. Ltd.	1,342,000	7,796,229
Chinatrust Financial Holding Co. Ltd.	182	123
Chipbond Technology Corp.	2,327,000	4,695,899
ECLAT Textile Co. Ltd.	204,340	2,245,762
Fubon Financial Holding Co. Ltd.	8,786,000	12,834,992
LITE-ON Technology Corp.	3,900,149	6,810,520
MediaTek, Inc.	699,000	9,546,390
PChome Online, Inc.	451,000	2,620,044
Shin Kong Financial Holding Co. Ltd.	12,357,000	4,282,025
Sinopac Holdings Co.	15,297,858	7,535,891
Taishin Financial Holdings Co. Ltd.	20,584,055	10,384,685
Taiwan Semiconductor Manufacturing Co. Ltd.	5,964,192	21,939,972
Tongtai Machine & Tool Co. Ltd.	246,000	236,096
Unified-President Enterprises Corp.	841	1,600
WPG Holding Co. Ltd.	4,230,000	5,144,692
TOTAL TAIWAN		98,021,718

	Shares	Value
Thailand - 3.8%
Delta Electronics PCL (For. Reg.)	3,243,200	$ 4,975,512
Kasikornbank PCL (For. Reg.)	1,309,500	8,162,024
Preuksa Real Estate PCL (For. Reg.)	6,008,700	4,305,028
PTT Global Chemical PCL (For. Reg.)	2,157,938	5,442,510
Quality Houses PCL NVDR	21,873,800	2,136,429
Shin Corp. PLC:
(For. Reg.)	86,000	232,787
NVDR	2,773,900	7,508,468
Supalai PCL NVDR	4,617,600	2,625,912
Thai Beverage PCL	11,423,000	5,011,701
Total Access Communication PCL NVDR	991,500	3,583,735
Toyo-Thai Corp. PCL	915,200	1,132,055
TOTAL THAILAND		45,116,161
United Kingdom - 0.7%
HSBC Holdings PLC (Hong Kong)	727,308	7,952,967
United States of America - 0.9%
Las Vegas Sands Corp.	146,600	10,294,252
TOTAL COMMON STOCKS (Cost $1,061,319,100)		1,149,073,140
Money Market Funds - 2.6%

Fidelity Cash Central Fund, 0.09% (b)	24,154,847	24,154,847
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	5,588,575	5,588,575
TOTAL MONEY MARKET FUNDS (Cost $29,743,422)		29,743,422
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $1,091,062,522)		1,178,816,562
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(6,468,187)
NET ASSETS - 100%		$ 1,172,348,375
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 25,395
Fidelity Securities Lending Cash Central Fund	24,827
Total	$ 50,222
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 137,335,293	$ 131,098,818	$ 6,236,475	$ -
Consumer Staples	39,832,367	39,832,367	-	-
Energy	67,448,630	26,308,882	41,139,748	-
Financials	406,531,314	362,210,303	44,321,011	-
Health Care	9,206,525	7,663,660	1,542,865	-
Industrials	77,866,831	77,866,831	-	-
Information Technology	231,913,910	208,867,455	23,046,455	-
Materials	83,794,407	62,682,178	21,112,229	-
Telecommunication Services	46,289,200	36,311,344	9,977,856	-
Utilities	48,854,663	41,495,794	7,358,869	-
Money Market Funds	29,743,422	29,743,422	-	-
Total Investments in Securities:	$ 1,178,816,562	$ 1,024,081,054	$ 154,735,508	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 1,343,034
Level 2 to Level 1	$ 15,354,673

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Asia Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $5,435,637) - See accompanying schedule: Unaffiliated issuers (cost $1,061,319,100)	$ 1,149,073,140
Fidelity Central Funds (cost $29,743,422)	29,743,422
Total Investments (cost $1,091,062,522)		$ 1,178,816,562
Foreign currency held at value (cost $28,806)		28,648
Receivable for investments sold		4,099,120
Receivable for fund shares sold		376,921
Dividends receivable		537,123
Distributions receivable from Fidelity Central Funds		11,676
Prepaid expenses		3,303
Other receivables		535,703
Total assets		1,184,409,056

Liabilities
Payable to custodian bank	$ 2,226,004
Payable for investments purchased	1,212,181
Payable for fund shares redeemed	1,791,034
Accrued management fee	677,703
Other affiliated payables	250,311
Other payables and accrued expenses	314,873
Collateral on securities loaned, at value	5,588,575
Total liabilities		12,060,681

Net Assets		$ 1,172,348,375
Net Assets consist of:
Paid in capital		$ 1,278,272,329
Undistributed net investment income		13,140,582
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(206,645,495)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		87,580,959
Net Assets, for 37,927,682 shares outstanding		$ 1,172,348,375
Net Asset Value, offering price and redemption price per share ($1,172,348,375 ÷ 37,927,682 shares)		$ 30.91

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 33,417,391
Interest		70
Income from Fidelity Central Funds		50,222
Income before foreign taxes withheld		33,467,683
Less foreign taxes withheld		(2,867,817)
Total income		30,599,866

Expenses
Management fee Basic fee	$ 9,144,559
Performance adjustment	572,714
Transfer agent fees	2,812,212
Accounting and security lending fees	590,535
Custodian fees and expenses	757,488
Independent trustees' compensation	7,718
Registration fees	30,050
Audit	98,083
Legal	3,645
Interest	7,464
Miscellaneous	11,876
Total expenses before reductions	14,036,344
Expense reductions	(460,336)	13,576,008
Net investment income (loss)		17,023,858
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	79,160,557
Foreign currency transactions	(2,377,886)
Total net realized gain (loss)		76,782,671
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $299,951)	23,726,381
Assets and liabilities in foreign currencies	(77,602)
Total change in net unrealized appreciation (depreciation)		23,648,779
Net gain (loss)		100,431,450
Net increase (decrease) in net assets resulting from operations		$ 117,455,308

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 17,023,858	$ 23,469,581
Net realized gain (loss)	76,782,671	(12,439,040)
Change in net unrealized appreciation (depreciation)	23,648,779	71,651,975
Net increase (decrease) in net assets resulting from operations	117,455,308	82,682,516
Distributions to shareholders from net investment income	(21,400,733)	(28,292,736)
Distributions to shareholders from net realized gain	(3,801,390)	-
Total distributions	(25,202,123)	(28,292,736)
Share transactions Proceeds from sales of shares	180,491,279	151,864,540
Reinvestment of distributions	24,104,759	26,918,231
Cost of shares redeemed	(449,851,066)	(433,734,675)
Net increase (decrease) in net assets resulting from share transactions	(245,255,028)	(254,951,904)
Redemption fees	141,939	135,187
Total increase (decrease) in net assets	(152,859,904)	(200,426,937)

Net Assets
Beginning of period	1,325,208,279	1,525,635,216
End of period (including undistributed net investment income of $13,140,582 and undistributed net investment income of $19,737,880, respectively)	$ 1,172,348,375	$ 1,325,208,279
Other Information Shares
Sold	6,104,803	5,537,329
Issued in reinvestment of distributions	828,340	1,017,318
Redeemed	(15,386,262)	(16,016,403)
Net increase (decrease)	(8,453,119)	(9,461,756)

Financial Highlights

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 28.57	$ 27.32	$ 29.70	$ 23.98	$ 18.50
Income from Investment Operations
Net investment income (loss) B	.39	.46	.50	.39	.58 E
Net realized and unrealized gain (loss)	2.49	1.30	(2.30)	6.16	5.09
Total from investment operations	2.88	1.76	(1.80)	6.55	5.67
Distributions from net investment income	(.46)	(.51)	(.49)	(.43)	(.20)
Distributions from net realized gain	(.08)	-	(.11)	(.40)	-
Total distributions	(.54)	(.51)	(.59) H	(.83)	(.20)
Redemption fees added to paid in capital B	- G	- G	.01	- G	.01
Net asset value, end of period	$ 30.91	$ 28.57	$ 27.32	$ 29.70	$ 23.98
Total Return A	10.19%	6.60%	(6.20)%	27.93%	31.08%
Ratios to Average Net Assets C, F
Expenses before reductions	1.08%	.94%	.82%	.78%	1.14%
Expenses net of fee waivers, if any	1.08%	.94%	.82%	.78%	1.14%
Expenses net of all reductions	1.05%	.91%	.78%	.74%	.99%
Net investment income (loss)	1.31%	1.68%	1.68%	1.50%	2.86% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,172,348	$ 1,325,208	$ 1,525,635	$ 1,717,562	$ 1,736,852
Portfolio turnover rate D	97%	94%	115%	105%	220%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.09%. FExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. GAmount represents less than $.01 per share. HTotal distributions of $.59 per share is comprised of distributions from net investment income of $.485 and distributions from net realized gain of $.105 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Emerging Asia Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 132,385,791
Gross unrealized depreciation	(45,991,885)
Net unrealized appreciation (depreciation) on securities and other investments	$ 86,393,906

Tax Cost	$ 1,092,422,656

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 13,140,996
Capital loss carryforward	$ (205,285,362)
Net unrealized appreciation (depreciation)	$ 86,220,825

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (205,285,362)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 25,202,123	$ 28,292,736

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,235,836,075 and $1,496,040,618, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .75% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .22% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,284 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 16,900,487.33%		$ 6,027

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,907 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $24,827. During the period, there were no securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $17,412,200. The weighted average interest rate was .59%. The interest expense amounted to $1,437 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $446,360 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $13,976.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Emerging Markets Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity Emerging Markets Fund	11.78%	13.90%	11.29%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Emerging Markets Fund, a class of the fund, on October 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Annual Report

Fidelity Emerging Markets Fund

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Sammy Simnegar, Portfolio Manager of Fidelity® Emerging Markets Fund: For the year, the fund's Retail Class shares returned 11.78%, handily besting the 6.90% gain of the MSCI® Emerging Markets Index. Versus the index, performance was lifted by a large overweighting in software & services, especially a non-index position in China-based Internet real estate portal SouFun Holdings. However, the largest relative contributor was Mexico-based telecommunication services provider America Movil. I'll also mention casino stocks Galaxy Entertainment Group, a Hong Kong company, and Sands China. Additionally, the fund benefited from underweighting the materials and energy sectors. Specifically, our results benefited from not owning energy provider Petroleo Brasileiro, and from selling our underweighted stake in metals miner Vale, two weak-performing, Brazil-based index components. Conversely, positioning in financials dampened performance, as did my picks in the media and automobiles/components segments. Automakers Kia Motors and Astra International - based in South Korea and Indonesia, respectively - were two of our largest detractors. Golden Eagle Retail Group, a China-based chain of department stores, also hurt. I sold a number of stocks mentioned here.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Emerging Markets Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Emerging Markets	1.07%
Actual		$ 1,000.00	$ 1,013.30	$ 5.43
HypotheticalA		$ 1,000.00	$ 1,019.81	$ 5.45
Class K	.85%
Actual		$ 1,000.00	$ 1,014.10	$ 4.32
HypotheticalA		$ 1,000.00	$ 1,020.92	$ 4.33

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Emerging Markets Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
Brazil	11.7%
India	11.4%
Korea (South)	8.1%
Cayman Islands	7.6%
South Africa	6.8%
Mexico	6.1%
Indonesia	5.5%
United States of America*	4.2%
Russia	3.9%
Other	34.7%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
Brazil	11.8%
India	10.4%
Korea (South)	8.7%
Indonesia	7.6%
Mexico	7.2%
South Africa	7.0%
United States of America*	6.6%
Philippines	3.8%
Cayman Islands	3.7%
Other	33.2%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.6	99.2
Short-Term Investments and Net Other Assets (Liabilities)	0.4	0.8
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	4.6	4.9
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.6	2.8
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.7	1.4
Hyundai Motor Co. (Korea (South), Automobiles)	1.4	1.2
Itau Unibanco Holding SA sponsored ADR (Brazil, Commercial Banks)	1.4	1.4
Sberbank (Savings Bank of the Russian Federation) (Russia, Commercial Banks)	1.3	1.4
Naspers Ltd. Class N (South Africa, Media)	1.2	1.1
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR (Brazil, Beverages)	1.1	1.4
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	1.0	1.1
HDFC Bank Ltd. (India, Commercial Banks)	0.9	0.9
	17.2
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.7	23.2
Consumer Discretionary	20.6	18.9
Information Technology	14.5	16.0
Industrials	13.1	13.0
Consumer Staples	11.2	14.2
Materials	5.8	5.0
Health Care	3.9	3.9
Energy	2.9	3.0
Utilities	0.5	0.0
Telecommunication Services	0.4	2.0

Annual Report

Fidelity Emerging Markets Fund

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
Australia - 0.4%
Fortescue Metals Group Ltd.	2,433,475	$ 11,982,994
Bailiwick of Jersey - 0.4%
WPP PLC	554,000	11,769,758
Bermuda - 1.8%
Brilliance China Automotive Holdings Ltd.	8,460,000	14,796,543
Cosan Ltd. Class A	694,700	10,948,472
Credicorp Ltd.	125,832	17,188,651
Jardine Matheson Holdings Ltd.	150,400	8,195,296
TOTAL BERMUDA		51,128,962
Brazil - 11.5%
Anhanguera Educacional Participacoes SA	1,932,400	11,558,861
BB Seguridade Participacoes SA	1,471,400	16,072,296
BM&F Bovespa SA	3,199,900	18,040,683
BR Malls Participacoes SA	1,631,700	15,805,683
Brasil Insurance Participacoes e Administracao SA	1,013,900	9,232,908
BTG Pactual Participations Ltd. unit	854,800	11,435,745
CCR SA	2,045,200	17,008,337
Cetip SA - Mercados Organizado	921,300	10,215,647
Cielo SA	676,280	20,528,096
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR (d)	338,919	17,088,296
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	810,834	30,163,025
Iguatemi Empresa de Shopping Centers SA	1,134,900	13,045,119
Itau Unibanco Holding SA sponsored ADR	2,508,426	38,654,845
Localiza Rent A Car SA	809,261	13,185,442
Multiplan Empreendimentos Imobiliarios SA	552,567	12,971,832
Odontoprev SA	2,700,300	11,161,851
Qualicorp SA (a)	1,246,700	11,675,639
Souza Cruz SA	1,305,667	14,122,092
Ultrapar Participacoes SA	675,200	17,993,679
Weg SA	838,150	10,887,494
TOTAL BRAZIL		320,847,570
British Virgin Islands - 0.4%
Mail.Ru Group Ltd. GDR (e)	303,200	11,182,016
Cayman Islands - 7.6%
51job, Inc. sponsored ADR (a)	147,500	11,298,500
Baidu.com, Inc. sponsored ADR (a)	83,160	13,380,444
Baoxin Auto Group Ltd.	11,446,000	11,795,891
Cimc Enric Holdings Ltd.	9,406,000	13,248,229
ENN Energy Holdings Ltd.	2,382,000	14,117,490
Eurasia Drilling Co. Ltd. GDR (Reg. S)	284,391	12,043,959
Greatview Aseptic Pack Co. Ltd.	17,580,000	11,065,446
Haitian International Holdings Ltd.	4,654,000	11,213,301
Hengdeli Holdings Ltd.	38,020,000	9,023,191

	Shares	Value
Lifestyle International Holdings Ltd.	1,783,300	$ 3,887,240
New Oriental Education & Technology Group, Inc. sponsored ADR	432,100	11,325,341
Noah Holdings Ltd. sponsored ADR	387,795	7,480,566
Sands China Ltd.	1,592,800	11,319,912
Shenzhou International Group Holdings Ltd.	3,157,000	10,872,166
SouFun Holdings Ltd. ADR (d)	254,313	13,537,081
Tencent Holdings Ltd.	855,400	46,692,284
TOTAL CAYMAN ISLANDS		212,301,041
Chile - 0.3%
Inversiones La Construccion SA	577,897	8,675,507
China - 3.2%
China Merchants Bank Co. Ltd. (H Shares)	9,169,959	18,214,545
China Minsheng Banking Corp. Ltd. (H Shares)	10,888,500	12,485,330
China Pacific Insurance Group Co. Ltd. (H Shares)	5,013,200	18,105,198
China Vanke Co. Ltd. (B Shares)	5,757,559	9,750,645
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	2,809,000	22,119,109
Travelsky Technology Ltd. (H Shares)	10,892,000	9,314,325
TOTAL CHINA		89,989,152
Colombia - 0.9%
Cemex Latam Holdings SA	1,216,187	9,306,086
Grupo de Inversiones Suramerica SA	739,510	14,654,583
TOTAL COLOMBIA		23,960,669
Denmark - 0.3%
Novo Nordisk A/S Series B sponsored ADR	52,400	8,733,508
Finland - 0.8%
Kone Oyj (B Shares)	111,120	9,799,213
Nokian Tyres PLC	219,300	11,097,313
TOTAL FINLAND		20,896,526
France - 1.9%
Bureau Veritas SA	337,500	10,191,272
Kering SA	41,900	9,520,496
LVMH Moet Hennessy - Louis Vuitton SA	57,753	11,119,124
Pernod Ricard SA	84,016	10,095,436
Sanofi SA sponsored ADR	214,766	11,485,686
TOTAL FRANCE		52,412,014
Hong Kong - 1.8%
AIA Group Ltd.	2,267,000	11,506,056
China Overseas Land and Investment Ltd.	5,803,000	17,963,627
Far East Horizon Ltd.	11,905,000	8,706,481
Galaxy Entertainment Group Ltd. (a)	1,460,000	10,893,976
TOTAL HONG KONG		49,070,140
Common Stocks - continued
	Shares	Value
India - 11.4%
Axis Bank Ltd.	758,960	$ 15,058,750
Bajaj Auto Ltd.	393,876	13,613,470
Bank of Baroda	1,321,328	13,784,918
Bharat Heavy Electricals Ltd.	3,257,946	7,459,694
CRISIL Ltd.	364,734	6,625,393
Exide Industries Ltd. (a)	4,230,134	8,566,804
Grasim Industries Ltd. sponsored GDR	187,060	8,553,318
HCL Technologies Ltd.	605,779	10,767,559
HDFC Bank Ltd.	2,240,834	24,885,100
Housing Development Finance Corp. Ltd.	1,940,756	26,928,525
ITC Ltd.	3,755,543	20,415,859
Larsen & Toubro Ltd.	1,114,461	17,609,222
Mahindra & Mahindra Ltd.	1,097,481	15,811,997
Maruti Suzuki India Ltd.	337,950	8,973,027
Mundra Port and SEZ Ltd.	4,004,602	9,455,238
Punjab National Bank	273,831	2,540,038
State Bank of India	527,555	15,381,742
Sun Pharmaceutical Industries Ltd.	1,574,506	15,554,967
Sun TV Ltd.	1,817,236	12,389,843
Tata Consultancy Services Ltd.	655,801	22,476,381
Tata Motors Ltd.	2,731,686	16,941,426
Titan Industries Ltd.	3,045,964	13,207,218
Zee Entertainment Enterprises Ltd. (a)	2,396,184	10,345,073
TOTAL INDIA		317,345,562
Indonesia - 5.5%
PT ACE Hardware Indonesia Tbk	196,126,500	10,613,133
PT Astra International Tbk	33,150,000	19,556,118
PT Bank Central Asia Tbk	18,758,000	17,389,228
PT Bank Rakyat Indonesia Tbk	24,433,500	17,123,410
PT Global Mediacom Tbk	70,247,000	11,902,512
PT Gudang Garam Tbk	3,611,000	11,820,377
PT Indocement Tunggal Prakarsa Tbk	7,022,500	13,020,136
PT Jasa Marga Tbk	22,097,000	10,291,297
PT Kalbe Farma Tbk	86,764,500	10,006,055
PT Media Nusantara Citra Tbk	41,852,000	9,281,832
PT Semen Gresik (Persero) Tbk	10,897,500	13,872,549
PT Surya Citra Media Tbk	42,748,000	8,911,712
PT Tower Bersama Infrastructure Tbk	1,777,865	898,982
TOTAL INDONESIA		154,687,341
Ireland - 0.3%
Dragon Oil PLC	836,267	7,897,727
Italy - 0.7%
Pirelli & C SpA	604,100	8,513,850
Prada SpA	1,056,300	10,300,049
TOTAL ITALY		18,813,899
Japan - 0.4%
Japan Tobacco, Inc.	275,600	9,972,223

	Shares	Value
Kenya - 0.4%
Safaricom Ltd.	89,086,800	$ 9,863,741
Korea (South) - 8.1%
Hyundai Mobis	83,335	23,517,660
Hyundai Motor Co.	166,768	39,756,036
Kia Motors Corp.	335,905	19,528,616
LG Household & Health Care Ltd.	25,926	13,460,368
Samsung Electronics Co. Ltd.	93,476	129,035,006
TOTAL KOREA (SOUTH)		225,297,686
Luxembourg - 0.3%
Brait SA	1,922,900	9,366,685
Malaysia - 0.5%
Bumiputra-Commerce Holdings Bhd	131,726	311,736
Public Bank Bhd	2,352,800	13,640,501
TOTAL MALAYSIA		13,952,237
Mexico - 6.1%
Alsea S.A.B. de CV	2,574,906	8,008,560
Banregio Grupo Financiero S.A.B. de CV	1,717,293	9,514,887
Coca-Cola FEMSA S.A.B. de CV Series L	1,166,920	14,222,432
Fomento Economico Mexicano S.A.B. de CV unit	2,472,593	23,129,777
Gruma S.A.B. de CV Series B (a)	1,501,727	10,292,163
Grupo Aeroportuario del Pacifico SA de CV Series B	2,032,857	10,576,201
Grupo Aeroportuario del Sureste SA de CV Series B	990,200	11,835,574
Grupo Financiero Banorte S.A.B. de CV Series O	3,020,900	19,282,267
Grupo Financiero Interacciones, SA de CV	2,089,300	9,768,135
Grupo Mexico SA de CV Series B	5,968,913	18,852,931
Grupo Televisa SA de CV	3,637,757	22,221,482
Mexichem S.A.B. de CV	3,245,959	13,556,290
TOTAL MEXICO		171,260,699
Netherlands - 0.4%
Yandex NV (a)	314,903	11,607,325
Nigeria - 0.4%
Guaranty Trust Bank PLC GDR (Reg. S)	1,559,777	12,166,261
Panama - 0.4%
Copa Holdings SA Class A	74,176	11,092,279
Philippines - 3.1%
Alliance Global Group, Inc.	19,883,600	12,123,866
DMCI Holdings, Inc.	8,344,600	10,002,320
LT Group, Inc.	23,577,800	9,067,755
Metropolitan Bank & Trust Co.	5,704,738	11,748,737
Security Bank Corp.	3,987,250	12,824,893
SM Investments Corp.	808,502	16,014,756
SM Prime Holdings, Inc.	34,230,300	15,192,344
TOTAL PHILIPPINES		86,974,671
Common Stocks - continued
	Shares	Value
Russia - 3.9%
Alrosa Co. Ltd. (a)	8,128,200	$ 9,146,863
Magnit OJSC GDR (Reg. S)	345,534	22,200,560
Moscow Exchange MICEX-RTS OAO	4,224,300	8,067,737
Norilsk Nickel OJSC sponsored ADR	919,287	13,945,584
NOVATEK OAO GDR (Reg. S)	146,700	20,611,350
Sberbank (Savings Bank of the Russian Federation)	11,147,000	35,730,739
TOTAL RUSSIA		109,702,833
South Africa - 6.8%
Aspen Pharmacare Holdings Ltd.	541,590	15,077,391
Barloworld Ltd.	1,263,370	11,326,440
Bidvest Group Ltd.	614,500	16,387,279
Capitec Bank Holdings Ltd.	296,306	6,316,472
Clicks Group Ltd.	1,815,527	11,312,286
Discovery Holdings Ltd.	1,385,674	11,732,765
Imperial Holdings Ltd.	677,070	14,386,157
Life Healthcare Group Holdings Ltd.	3,611,464	14,749,847
Mr Price Group Ltd.	959,288	15,114,490
Nampak Ltd.	3,741,600	12,374,162
Naspers Ltd. Class N	360,312	33,702,699
Shoprite Holdings Ltd.	899,500	16,468,993
Wilson Bayly Holmes-Ovcon Ltd.	539,393	9,456,135
TOTAL SOUTH AFRICA		188,405,116
Sweden - 0.6%
Atlas Copco AB (A Shares)	351,000	9,739,092
Elekta AB (B Shares)	512,800	7,565,324
TOTAL SWEDEN		17,304,416
Switzerland - 1.9%
Compagnie Financiere Richemont SA Series A	101,698	10,429,271
Schindler Holding AG (Reg.)	71,090	10,107,026
SGS SA (Reg.)	4,100	9,606,657
Swatch Group AG (Bearer)	17,640	11,285,634
Syngenta AG (Switzerland)	25,829	10,425,016
TOTAL SWITZERLAND		51,853,604
Taiwan - 2.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	19,662,000	72,328,946
Thailand - 3.1%
Airports of Thailand PCL (For. Reg.)	1,919,700	13,075,547
BEC World PCL (For. Reg.)	6,091,000	11,399,221
Kasikornbank PCL (For. Reg.)	3,088,500	19,250,410
Minor International PCL (For. Reg.)	15,052,300	13,420,123
Siam Commercial Bank PCL (For. Reg.)	3,278,600	17,327,862
Thai Beverage PCL	28,207,000	12,375,475
TOTAL THAILAND		86,848,638

	Shares	Value
Togo - 0.3%
Ecobank Transnational, Inc.	109,026,650	$ 9,529,533
Turkey - 2.6%
Anadolu Hayat Sigorta AS	855,000	2,102,968
Coca-Cola Icecek A/S	425,327	12,197,856
Enka Insaat ve Sanayi A/S	3,537,349	10,348,462
Koc Holding A/S	3,164,000	15,532,724
Tupras Turkiye Petrol Rafinelleri A/S	593,472	13,467,392
Turkiye Garanti Bankasi A/S	4,592,395	18,496,108
TOTAL TURKEY		72,145,510
United Kingdom - 3.5%
Aberdeen Asset Management PLC	1,421,522	10,094,880
British American Tobacco PLC (United Kingdom)	210,300	11,602,731
Burberry Group PLC	424,600	10,450,336
Diageo PLC	324,641	10,348,737
InterContinental Hotel Group PLC	338,000	9,848,226
Intertek Group PLC	209,818	11,209,587
Prudential PLC	590,180	12,069,632
Rolls-Royce Group PLC	549,500	10,132,285
Standard Chartered PLC (United Kingdom)	437,701	10,523,638
TOTAL UNITED KINGDOM		96,280,052
United States of America - 3.8%
BorgWarner, Inc.	83,900	8,652,607
Colgate-Palmolive Co.	171,428	11,096,534
Cummins, Inc.	65,200	8,281,704
FMC Corp.	158,324	11,519,654
Google, Inc. Class A (a)	11,150	11,490,967
MasterCard, Inc. Class A	16,500	11,832,150
Mead Johnson Nutrition Co. Class A	130,188	10,631,152
Philip Morris International, Inc.	124,787	11,121,017
Visa, Inc. Class A	54,200	10,659,514
Yahoo!, Inc. (a)	320,300	10,547,479
TOTAL UNITED STATES OF AMERICA		105,832,778
TOTAL COMMON STOCKS (Cost $2,434,587,446)		2,743,479,619
Nonconvertible Preferred Stocks - 1.2%

Brazil - 0.2%
Marcopolo SA (PN)	1,875,000	4,837,738
Colombia - 0.7%
Banco Davivienda SA	860,985	11,292,641
Grupo Aval Acciones y Valores SA	13,225,905	9,190,715
TOTAL COLOMBIA		20,483,356
Germany - 0.3%
Porsche Automobil Holding SE (Germany)	92,000	8,617,748
Nonconvertible Preferred Stocks - continued
	Shares	Value
United Kingdom - 0.0%
Rolls-Royce Group PLC Series C	47,257,000	$ 75,772
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $36,206,353)		34,014,614
Money Market Funds - 0.7%

Fidelity Cash Central Fund, 0.09% (b)	8,417,046	8,417,046
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	10,705,636	10,705,636
TOTAL MONEY MARKET FUNDS (Cost $19,122,682)		19,122,682
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $2,489,916,481)		2,796,616,915
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(7,910,431)
NET ASSETS - 100%		$ 2,788,706,484
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,182,016 or 0.4% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 36,614
Fidelity Securities Lending Cash Central Fund	270,382
Total	$ 306,996
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 578,246,742	$ 551,457,090	$ 26,789,652	$ -
Consumer Staples	313,205,144	281,281,453	31,923,691	-
Energy	82,962,579	82,962,579	-	-
Financials	747,584,706	708,089,936	39,494,770	-
Health Care	106,010,268	106,010,268	-	-
Industrials	361,603,979	361,603,979	-	-
Information Technology	405,379,573	333,050,627	72,328,946	-
Materials	157,621,029	147,196,013	10,425,016	-
Telecommunication Services	10,762,723	10,762,723	-	-
Utilities	14,117,490	14,117,490	-	-
Money Market Funds	19,122,682	19,122,682	-	-
Total Investments in Securities:	$ 2,796,616,915	$ 2,615,654,840	$ 180,962,075	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $10,522,555) - See accompanying schedule: Unaffiliated issuers (cost $2,470,793,799)	$ 2,777,494,233
Fidelity Central Funds (cost $19,122,682)	19,122,682
Total Investments (cost $2,489,916,481)		$ 2,796,616,915
Cash		1,261,805
Foreign currency held at value (cost $43,538)		36,762
Receivable for investments sold		74,435,952
Receivable for fund shares sold		1,989,699
Dividends receivable		3,281,460
Distributions receivable from Fidelity Central Funds		5,056
Prepaid expenses		7,786
Other receivables		1,860,624
Total assets		2,879,496,059

Liabilities
Payable for investments purchased	$ 73,356,472
Payable for fund shares redeemed	2,633,827
Accrued management fee	1,613,619
Other affiliated payables	607,666
Other payables and accrued expenses	1,872,355
Collateral on securities loaned, at value	10,705,636
Total liabilities		90,789,575

Net Assets		$ 2,788,706,484
Net Assets consist of:
Paid in capital		$ 2,536,971,685
Distributions in excess of net investment income		(481)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(52,900,375)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		304,635,655
Net Assets		$ 2,788,706,484

Statement of Assets and Liabilities - continued

October 31, 2013

Emerging Markets: Net Asset Value, offering price and redemption price per share ($2,241,337,971 ÷ 91,759,080 shares)	$ 24.43

Class K: Net Asset Value, offering price and redemption price per share ($547,368,513 ÷ 22,411,213 shares)	$ 24.42

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 55,957,180
Interest		1,953
Income from Fidelity Central Funds		306,996
Income before foreign taxes withheld		56,266,129
Less foreign taxes withheld		(4,553,424)
Total income		51,712,705

Expenses
Management fee	$ 19,368,515
Transfer agent fees	6,081,451
Accounting and security lending fees	1,197,410
Custodian fees and expenses	1,643,748
Independent trustees' compensation	16,067
Registration fees	87,343
Audit	118,841
Legal	7,433
Interest	4,456
Miscellaneous	24,853
Total expenses before reductions	28,550,117
Expense reductions	(1,393,042)	27,157,075
Net investment income (loss)		24,555,630
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	276,385,126
Foreign currency transactions	(1,362,506)
Total net realized gain (loss)		275,022,620
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $1,332,927)	15,751,729
Assets and liabilities in foreign currencies	(384,967)
Total change in net unrealized appreciation (depreciation)		15,366,762
Net gain (loss)		290,389,382
Net increase (decrease) in net assets resulting from operations		$ 314,945,012

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 24,555,630	$ 47,729,874
Net realized gain (loss)	275,022,620	21,976,330
Change in net unrealized appreciation (depreciation)	15,366,762	(38,586,040)
Net increase (decrease) in net assets resulting from operations	314,945,012	31,120,164
Distributions to shareholders from net investment income	(39,208,001)	(46,903,179)
Share transactions - net increase (decrease)	(299,270,748)	(578,640,528)
Redemption fees	565,621	392,465
Total increase (decrease) in net assets	(22,968,116)	(594,031,078)

Net Assets
Beginning of period	2,811,674,600	3,405,705,678
End of period (including distributions in excess of net investment income of $481 and undistributed net investment income of $34,119,316, respectively)	$ 2,788,706,484	$ 2,811,674,600

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Markets

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 22.15	$ 22.23	$ 25.72	$ 20.68	$ 13.71
Income from Investment Operations
Net investment income (loss) B	.20	.33	.35	.23	.17
Net realized and unrealized gain (loss)	2.38	(.11)	(3.48)	5.05	7.03
Total from investment operations	2.58	.22	(3.13)	5.28	7.20
Distributions from net investment income	(.30)	(.30)	(.24)	(.12)	(.24)
Distributions from net realized gain	-	-	(.13)	(.14)	-
Total distributions	(.30)	(.30)	(.37)	(.25) G	(.24)
Redemption fees added to paid in capital B	- F	- F	.01	.01	.01
Net asset value, end of period	$ 24.43	$ 22.15	$ 22.23	$ 25.72	$ 20.68
Total Return A	11.78%	1.03%	(12.33)%	25.76%	53.95%
Ratios to Average Net Assets C, E
Expenses before reductions	1.08%	1.09%	1.07%	1.14%	1.16%
Expenses net of fee waivers, if any	1.08%	1.09%	1.07%	1.14%	1.16%
Expenses net of all reductions	1.03%	1.03%	1.01%	1.09%	1.10%
Net investment income (loss)	.85%	1.50%	1.38%	1.00%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,241,338	$ 2,203,756	$ 2,907,884	$ 3,975,342	$ 3,649,582
Portfolio turnover rate D	119%	176%	122%	85%	88%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. FAmount represents less than $.01 per share. GTotal distributions of $.25 per share is comprised of distributions from net investment income of $.116 and distributions from net realized gain of $.135 per share.

Financial Highlights - Class K

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 22.15	$ 22.23	$ 25.75	$ 20.69	$ 13.72
Income from Investment Operations
Net investment income (loss) B	.25	.37	.40	.28	.22
Net realized and unrealized gain (loss)	2.38	(.10)	(3.48)	5.05	7.02
Total from investment operations	2.63	.27	(3.08)	5.33	7.24
Distributions from net investment income	(.36)	(.35)	(.32)	(.15)	(.28)
Distributions from net realized gain	-	-	(.13)	(.14)	-
Total distributions	(.36)	(.35)	(.45)	(.28) G	(.28)
Redemption fees added to paid in capital B	- F	- F	.01	.01	.01
Net asset value, end of period	$ 24.42	$ 22.15	$ 22.23	$ 25.75	$ 20.69
Total Return A	12.01%	1.25%	(12.17)%	26.03%	54.44%
Ratios to Average Net Assets C, E
Expenses before reductions	.87%	.87%	.87%	.90%	.91%
Expenses net of fee waivers, if any	.87%	.87%	.87%	.90%	.91%
Expenses net of all reductions	.82%	.81%	.80%	.84%	.84%
Net investment income (loss)	1.07%	1.72%	1.58%	1.24%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 547,369	$ 607,919	$ 497,821	$ 888,629	$ 270,075
Portfolio turnover rate D	119%	176%	122%	85%	88%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. FAmount represents less than $.01 per share. GTotal distributions of $.28 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.135 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Emerging Markets and Class K shares, each of which has equal rights as to assets and voting privileges. The Fund's investments in emerging markets can be subject to social, economic, regulatory and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 371,097,001
Gross unrealized depreciation	(80,713,474)
Net unrealized appreciation (depreciation) on securities and other investments	$ 290,383,527

Tax Cost	$ 2,506,233,388

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (36,593,468)
Net unrealized appreciation (depreciation)	$ 288,328,748

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (36,593,468)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 39,208,001	$ 46,903,179

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,246,813,173 and $3,529,292,093, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Emerging Markets. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Emerging Markets	$ 5,795,054.27
Class K	286,397.05
	$ 6,081,451

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $10,494 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 18,337,423.34%		$ 4,456

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,070 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $270,382, including $840 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,353,191 for the period. Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $350.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $39,501.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Emerging Markets	$ 29,610,169	$ 38,359,433
Class K	9,597,832	8,543,746
Total	$ 39,208,001	$ 46,903,179

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Emerging Markets
Shares sold	23,439,766	17,560,683	$ 534,752,122	$ 382,055,836
Reinvestment of distributions	1,145,115	1,697,255	25,804,455	36,745,572
Shares redeemed	(32,317,744)	(50,595,892)	(744,356,372)	(1,110,238,720)
Net increase (decrease)	(7,732,863)	(31,337,954)	$ (183,799,795)	$ (691,437,312)
Class K
Shares sold	6,249,509	14,677,576	$ 144,545,998	$ 321,820,048
Reinvestment of distributions	426,903	395,361	9,597,831	8,543,746
Shares redeemed	(11,706,525)	(10,025,395)	(269,614,782)	(217,567,010)
Net increase (decrease)	(5,030,113)	5,047,542	$ (115,470,953)	$ 112,796,784

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Europe Capital Appreciation Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity Europe Capital Appreciation Fund	28.47%	12.63%	8.41%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Europe Capital Appreciation Fund on October 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe Index performed over the same period.

Annual Report

Fidelity Europe Capital Appreciation Fund

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Risteard Hogan, who became Portfolio Manager of Fidelity® Europe Capital Appreciation Fund on March 18, 2013: For the year, the fund rose 28.47%, while the MSCI® Europe Index gained 28.00%. U.K. homebuilder Taylor Wimpey provided the biggest boost to relative performance. This out-of-index position performed well, as U.K. housing steadily rebounded. In financials, the fund's position in Belgium's KBC Groupe added value, rising as the European financial predicament improved. In consumer staples, Greencore Group, a Dublin-based prepared foods and ingredient supplier was helpful, as the non-index company experienced steady growth in its current markets and into its new U.S. market. On the downside, an average underweighting in Swiss pharmaceuticals company Roche Holding was detrimental. The stock performed well when the fund did not own it earlier in the period. Earlier in the year, I established an overweighted position here, believing the company's valuation was attractive, as was its management team and good dividend payout. Lastly, I'll mention the fund's average 3% cash position, which detracted. The fund's cash stake fluctuated during the period, as I sought buying opportunities, but over time, I expect the fund's average cash position to decrease.

Note to shareholders: On December 16, 2013, Stefan Lindblad will join Risteard Hogan as a co-portfolio manager of the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Europe Capital Appreciation Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Actual	1.10%	$ 1,000.00	$ 1,126.90	$ 5.90
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Europe Capital Appreciation Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
United Kingdom	30.9%
France	15.0%
Germany	13.4%
Switzerland	13.0%
Italy	3.6%
United States of America*	3.1%
Finland	3.0%
Ireland	3.0%
Belgium	2.8%
Other	12.2%

* Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
United Kingdom	31.5%
Germany	14.1%
Switzerland	13.8%
France	11.4%
Italy	4.6%
United States of America*	3.2%
Ireland	2.8%
Belgium	2.8%
Denmark	2.5%
Other	13.3%

* Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.9	98.6
Short-Term Investments and Net Other Assets (Liabilities)	1.1	1.4
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	3.7	3.9
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.3	3.4
Total SA (France, Oil, Gas & Consumable Fuels)	2.5	0.0
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	2.2	2.4
Sanofi SA (France, Pharmaceuticals)	2.1	2.5
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	2.1	1.4
Royal Dutch Shell PLC Class B (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	1.8	2.7
BASF AG (Germany, Chemicals)	1.8	1.6
Bayer AG (Germany, Pharmaceuticals)	1.8	1.7
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.6	1.8
	22.9
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.1	20.3
Consumer Staples	16.2	18.3
Industrials	15.5	13.1
Consumer Discretionary	15.1	13.3
Health Care	11.7	12.4
Energy	7.0	6.3
Materials	6.7	7.3
Telecommunication Services	3.5	2.6
Information Technology	2.3	3.5
Utilities	0.8	1.5

Annual Report

Fidelity Europe Capital Appreciation Fund

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
Austria - 1.3%
Andritz AG	38,600	$ 2,377,803
Erste Group Bank AG	64,940	2,290,275
TOTAL AUSTRIA		4,668,078
Bailiwick of Jersey - 0.8%
Informa PLC	217,222	1,948,704
Shire PLC	19,900	882,375
TOTAL BAILIWICK OF JERSEY		2,831,079
Belgium - 2.8%
Anheuser-Busch InBev SA NV	57,100	5,919,199
KBC Groupe SA	42,613	2,322,991
UCB SA	29,000	1,906,525
TOTAL BELGIUM		10,148,715
Bermuda - 0.4%
Bunge Ltd.	18,400	1,511,192
British Virgin Islands - 0.4%
Mail.Ru Group Ltd. GDR (Reg. S)	42,600	1,571,088
Canada - 0.5%
Suncor Energy, Inc.	49,000	1,780,665
Denmark - 0.6%
Coloplast A/S Series B	30,700	2,001,864
Finland - 3.0%
Amer Group PLC (A Shares)	87,700	1,802,791
Kesko Oyj	43,388	1,442,118
Lassila & Tikahoja Oyj	84,679	1,776,332
Raisio Group PLC (V Shares)	203,735	1,186,705
Rakentajain Konevuokraamo Oyj (B Shares)	91,467	1,829,309
Sampo Oyj (A Shares)	61,500	2,913,372
TOTAL FINLAND		10,950,627
France - 15.0%
Atos Origin SA	25,079	2,141,128
AXA SA	165,900	4,144,613
BNP Paribas SA	78,760	5,832,311
Christian Dior SA	25,400	4,828,159
GDF Suez	120,271	2,994,884
Ipsos SA	50,800	2,142,668
Kering SA	13,800	3,135,629
Legrand SA	43,600	2,476,248
Publicis Groupe SA	33,900	2,827,483
Rexel SA	61,600	1,543,110
Sanofi SA	71,757	7,650,964
Schneider Electric SA	39,000	3,285,687
Technip SA	18,100	1,895,982
Total SA	146,696	9,000,237
TOTAL FRANCE		53,899,103
Germany - 12.2%
adidas AG	25,400	2,899,654
BASF AG	61,300	6,377,921

	Shares	Value
Bayer AG	51,200	$ 6,363,568
Beiersdorf AG	20,900	1,995,185
Continental AG	14,000	2,565,197
CTS Eventim AG	33,593	1,639,712
Daimler AG (Germany)	60,755	4,985,702
Deutsche Boerse AG	26,500	1,995,112
Deutsche Post AG	91,547	3,098,126
ElringKlinger AG	30,900	1,316,112
GEA Group AG	50,953	2,217,265
GSW Immobilien AG	33,700	1,567,149
HeidelbergCement Finance AG	26,400	2,081,137
KION Group AG (a)	40,786	1,661,316
Linde AG	17,800	3,382,305
TOTAL GERMANY		44,145,461
Ireland - 3.0%
CRH PLC	96,800	2,355,491
DCC PLC (United Kingdom)	40,200	1,804,142
FBD Holdings PLC	37,000	798,764
Greencore Group PLC	751,719	2,170,757
Kingspan Group PLC (United Kingdom)	107,800	1,822,250
Ryanair Holdings PLC sponsored ADR	35,000	1,757,350
TOTAL IRELAND		10,708,754
Italy - 3.6%
Astaldi SpA	177,883	1,734,118
Azimut Holding SpA	73,000	1,854,456
Banca Popolare dell'Emilia Romagna Scrl (a)	107,300	1,032,189
Lottomatica SpA	45,200	1,374,081
MARR SpA	130,069	2,045,042
Prada SpA	167,300	1,631,353
Prysmian SpA	70,000	1,710,765
World Duty Free SpA (a)	142,896	1,583,179
TOTAL ITALY		12,965,183
Luxembourg - 0.3%
Eurofins Scientific SA	4,200	1,151,630
Netherlands - 1.8%
ASML Holding NV (Netherlands)	29,892	2,830,407
Koninklijke Philips Electronics NV	99,493	3,516,156
TOTAL NETHERLANDS		6,346,563
Norway - 1.7%
DNB ASA	177,600	3,147,429
Telenor ASA	125,000	3,002,663
TOTAL NORWAY		6,150,092
Russia - 0.5%
Magnit OJSC GDR (Reg. S)	27,300	1,754,025
South Africa - 0.4%
Naspers Ltd. Class N	17,300	1,618,199
Common Stocks - continued
	Shares	Value
Spain - 1.5%
Criteria CaixaCorp SA	550,035	$ 2,859,536
Repsol YPF SA	88,601	2,379,495
TOTAL SPAIN		5,239,031
Sweden - 2.0%
AF AB (B Shares)	8,216	259,918
Investment AB Kinnevik (B Shares)	54,600	2,012,096
Svenska Handelsbanken AB (A Shares)	59,000	2,673,189
Swedish Match Co. AB	66,200	2,184,175
TOTAL SWEDEN		7,129,378
Switzerland - 13.0%
Adecco SA (Reg.)	28,820	2,126,521
Aryzta AG	32,110	2,399,359
Baloise Holdings AG	17,066	1,986,190
Credit Suisse Group	38,240	1,189,569
Nestle SA	182,591	13,180,133
Partners Group Holding AG	7,640	1,979,571
Roche Holding AG (participation certificate)	43,171	11,951,899
Schindler Holding AG (participation certificate)	15,391	2,183,084
Syngenta AG (Switzerland)	8,415	3,396,434
UBS AG	230,406	4,456,299
Vontobel Holdings AG	46,155	1,849,049
TOTAL SWITZERLAND		46,698,108
United Kingdom - 30.9%
Associated British Foods PLC	75,800	2,755,260
Babcock International Group PLC	113,900	2,328,498
Barclays PLC	1,206,947	5,078,188
BG Group PLC	176,800	3,610,132
BHP Billiton PLC	173,440	5,352,098
British American Tobacco PLC (United Kingdom)	144,000	7,944,809
BT Group PLC	646,200	3,909,920
Bunzl PLC	90,400	1,995,925
Cineworld Group PLC	246,232	1,463,752
Compass Group PLC	194,800	2,801,711
Dechra Pharmaceuticals PLC	131,200	1,451,526
Diageo PLC	165,428	5,273,428
Galliford Try PLC	92,500	1,699,684
GlaxoSmithKline PLC	283,700	7,479,007
HSBC Holdings PLC (United Kingdom)	277,056	3,036,906
ICAP PLC	323,400	1,997,414
IMI PLC	84,102	2,048,359
ITV PLC	821,000	2,512,991
Kingfisher PLC	447,000	2,705,617
London Stock Exchange Group PLC	68,600	1,806,089
Meggitt PLC	226,107	2,075,541
Mondi PLC	60,500	1,080,644

	Shares	Value
Next PLC	27,500	$ 2,400,891
Partnership Assurance Group PLC	224,693	1,469,913
Prudential PLC	236,040	4,827,198
Rolls-Royce Group PLC	170,041	3,135,403
Royal Dutch Shell PLC Class B (United Kingdom)	184,352	6,382,273
Schroders PLC	48,400	2,001,422
Serco Group PLC	205,643	1,836,585
SIG PLC	539,700	1,782,631
Standard Chartered PLC (United Kingdom)	182,216	4,381,016
Taylor Wimpey PLC	1,236,500	2,184,830
The Go-Ahead Group PLC	39,708	1,070,893
Unite Group PLC	267,200	1,696,577
Vodafone Group PLC	1,554,600	5,694,131
WM Morrison Supermarkets PLC	468,400	2,114,908
TOTAL UNITED KINGDOM		111,386,170
United States of America - 2.0%
Amgen, Inc.	7,614	883,224
Beam, Inc.	22,000	1,480,600
Colgate-Palmolive Co.	24,198	1,566,337
Oracle Corp.	53,500	1,792,250
Philip Morris International, Inc.	17,100	1,523,952
TOTAL UNITED STATES OF AMERICA		7,246,363
TOTAL COMMON STOCKS (Cost $296,806,860)		351,901,368
Nonconvertible Preferred Stocks - 1.2%

Germany - 1.2%
Volkswagen AG	16,200	4,117,567
United Kingdom - 0.0%
Rolls-Royce Group PLC:
(C Shares) (a)	23,554,979	37,768
Series C	14,967,526	23,999
TOTAL UNITED KINGDOM		61,767
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $3,042,444)		4,179,334
Money Market Funds - 1.7%
	Shares	Value
Fidelity Cash Central Fund, 0.09% (b) (Cost $6,176,350)	6,176,350	$ 6,176,350
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $306,025,654)		362,257,052
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(1,983,251)
NET ASSETS - 100%		$ 360,273,801
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,017
Fidelity Securities Lending Cash Central Fund	170,633
Total	$ 177,650
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 54,485,982	$ 54,485,982	$ -	$ -
Consumer Staples	58,447,184	26,129,615	32,317,569	-
Energy	25,048,784	9,666,274	15,382,510	-
Financials	73,198,883	54,610,723	18,588,160	-
Health Care	41,722,582	25,710,236	16,012,346	-
Industrials	55,214,786	51,698,630	3,516,156	-
Information Technology	8,334,873	5,504,466	2,830,407	-
Materials	24,026,030	12,922,007	11,104,023	-
Telecommunication Services	12,606,714	3,002,663	9,604,051	-
Utilities	2,994,884	2,994,884	-	-
Money Market Funds	6,176,350	6,176,350	-	-
Total Investments in Securities:	$ 362,257,052	$ 252,901,830	$ 109,355,222	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 11,229,698
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Europe Capital Appreciation Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $299,849,304)	$ 356,080,702
Fidelity Central Funds (cost $6,176,350)	6,176,350
Total Investments (cost $306,025,654)		$ 362,257,052
Receivable for investments sold		3,000,264
Receivable for fund shares sold		203,059
Dividends receivable		795,085
Distributions receivable from Fidelity Central Funds		350
Prepaid expenses		1,085
Other receivables		12,046
Total assets		366,268,941

Liabilities
Payable to custodian bank	$ 70,207
Payable for investments purchased	5,259,648
Payable for fund shares redeemed	310,441
Accrued management fee	211,552
Other affiliated payables	75,310
Other payables and accrued expenses	67,982
Total liabilities		5,995,140

Net Assets		$ 360,273,801
Net Assets consist of:
Paid in capital		$ 558,633,697
Undistributed net investment income		5,181,959
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(259,784,545)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		56,242,690
Net Assets, for 15,662,204 shares outstanding		$ 360,273,801
Net Asset Value, offering price and redemption price per share ($360,273,801 ÷ 15,662,204 shares)		$ 23.00

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 9,758,494
Interest		8
Income from Fidelity Central Funds		177,650
Income before foreign taxes withheld		9,936,152
Less foreign taxes withheld		(797,025)
Total income		9,139,127

Expenses
Management fee Basic fee	$ 2,356,636
Performance adjustment	197,690
Transfer agent fees	738,784
Accounting and security lending fees	173,918
Custodian fees and expenses	77,622
Independent trustees' compensation	1,978
Registration fees	26,746
Audit	57,991
Legal	1,207
Interest	136
Miscellaneous	2,364
Total expenses before reductions	3,635,072
Expense reductions	(120,583)	3,514,489
Net investment income (loss)		5,624,638
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	49,182,991
Foreign currency transactions	(132,338)
Total net realized gain (loss)		49,050,653
Change in net unrealized appreciation (depreciation) on: Investment securities	28,614,765
Assets and liabilities in foreign currencies	13,157
Total change in net unrealized appreciation (depreciation)		28,627,922
Net gain (loss)		77,678,575
Net increase (decrease) in net assets resulting from operations		$ 83,303,213

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,624,638	$ 6,852,503
Net realized gain (loss)	49,050,653	(20,276,026)
Change in net unrealized appreciation (depreciation)	28,627,922	45,195,770
Net increase (decrease) in net assets resulting from operations	83,303,213	31,772,247
Distributions to shareholders from net investment income	(6,903,907)	(7,037,971)
Distributions to shareholders from net realized gain	-	(136,470)
Total distributions	(6,903,907)	(7,174,441)
Share transactions Proceeds from sales of shares	64,670,620	23,262,285
Reinvestment of distributions	6,562,117	6,834,917
Cost of shares redeemed	(96,387,178)	(78,869,598)
Net increase (decrease) in net assets resulting from share transactions	(25,154,441)	(48,772,396)
Redemption fees	6,010	4,159
Total increase (decrease) in net assets	51,250,875	(24,170,431)

Net Assets
Beginning of period	309,022,926	333,193,357
End of period (including undistributed net investment income of $5,181,959 and undistributed net investment income of $6,223,926, respectively)	$ 360,273,801	$ 309,022,926
Other Information Shares
Sold	3,237,057	1,368,457
Issued in reinvestment of distributions	355,478	433,138
Redeemed	(4,816,956)	(4,755,853)
Net increase (decrease)	(1,224,421)	(2,954,258)

Financial Highlights

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 18.30	$ 16.79	$ 18.56	$ 17.16	$ 14.27
Income from Investment Operations
Net investment income (loss) B	.34	.38	.31	.19	.31
Net realized and unrealized gain (loss)	4.77	1.50	(1.89)	1.53	3.14
Total from investment operations	5.11	1.88	(1.58)	1.72	3.45
Distributions from net investment income	(.41)	(.36)	(.19)	(.32)	(.56)
Distributions from net realized gain	-	(.01)	-	-	-
Total distributions	(.41)	(.37)	(.19)	(.32)	(.56)
Redemption fee added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 23.00	$ 18.30	$ 16.79	$ 18.56	$ 17.16
Total Return A	28.47%	11.54%	(8.65)%	10.08%	25.79%
Ratios to Average Net Assets C, E
Expenses before reductions	1.09%	.95%	1.02%	1.03%	1.10%
Expenses net of fee waivers, if any	1.08%	.95%	1.02%	1.03%	1.10%
Expenses net of all reductions	1.05%	.92%	.98%	.96%	1.07%
Net investment income (loss)	1.68%	2.25%	1.65%	1.13%	2.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 360,274	$ 309,023	$ 333,193	$ 457,849	$ 520,984
Portfolio turnover rate D	127%	92%	116%	133%	111%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. FAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Europe Capital Appreciation Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective after the close of business on July 19, 2013, the Fund was closed to new accounts with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 57,476,953
Gross unrealized depreciation	(2,871,741)
Net unrealized appreciation (depreciation) on securities and other investments	$ 54,605,212

Tax Cost	$ 307,651,840

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,182,117
Capital loss carryforward	$ (258,158,358)
Net unrealized appreciation (depreciation)	$ 54,616,504

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (121,014,889)
2017	(137,143,469)
Total capital loss carryforward	$ (258,158,358)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 6,903,907	$ 7,174,441

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $414,750,209 and $444,805,883, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .76% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $605 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,462,000.38%		$ 136

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $723 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $170,633. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount to the Fund in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $113,799 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $6,784.

9. Proposed Reorganization.

The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization (the Agreement) between the Fund and Fidelity Europe Fund. The Agreement provides for the transfer of all the assets and the assumption of all the liabilities of the Fund in exchange for shares of Fidelity Europe Fund equal in value to the net assets of the Fund on the day the reorganization is effective.

A meeting of shareholders of the Fund is expected to be held during the first quarter of 2014. If approved by shareholders, the reorganization is expected to become effective on or about March 21, 2014. The reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the funds or their shareholders.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Europe Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity Europe Fund	28.71%	12.66%	9.54%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Europe Fund on October 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe Index performed over the same period.

Annual Report

Fidelity Europe Fund

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Risteard Hogan, Portfolio Manager of Fidelity® Europe Fund: For the year, the fund rose 28.71%, while the MSCI® Europe Index gained 28.00%. U.K. homebuilder Taylor Wimpey provided the biggest boost to relative performance, as its shares rose alongside a steadily rebounding U.K. housing market. U.K. insulation distributor SIG also benefited from this rebound, with shares rising amid increased construction in the U.K. and stabilization in France. In consumer staples, it helped to own Greencore Group, a Dublin-based prepared foods and ingredients supplier that experienced steady growth in both its European markets and its new U.S. markets. On the downside, two materials stocks were among the largest detractors: Canadian gold producer Goldcorp and U.K.-based minerals processor BHP Billiton. As commodity prices declined during the period, due in part to waning demand from emerging markets, these companies suffered. I sold Goldcorp after questioning the company's prospects in the wake of some unexpected issues that increased costs. Lastly, I'll mention the fund's average 3% cash position, which detracted. All of the stocks I've mentioned, except BHP Billiton, were not in the index.

Note to shareholders: On December 16, 2013, Stefan Lindblad will join Risteard Hogan as a co-portfolio manager of the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Europe Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Actual	1.06%	$ 1,000.00	$ 1,126.20	$ 5.68
Hypothetical A		$ 1,000.00	$ 1,019.86	$ 5.40

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Europe Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
United Kingdom	30.5%
France	14.7%
Germany	13.2%
Switzerland	12.8%
United States of America*	4.7%
Italy	3.5%
Finland	3.0%
Ireland	2.9%
Belgium	2.8%
Other	11.9%

* Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
United Kingdom	31.5%
Germany	14.1%
Switzerland	13.8%
France	11.4%
Italy	4.6%
United States of America*	3.6%
Ireland	2.8%
Belgium	2.7%
Denmark	2.5%
Other	13.0%

* Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.3	98.2
Short-Term Investments and Net Other Assets (Liabilities)	2.7	1.8
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	3.6	3.9
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.3	3.5
Total SA (France, Oil, Gas & Consumable Fuels)	2.5	0.0
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	2.2	2.4
Sanofi SA (France, Pharmaceuticals)	2.1	2.5
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	2.1	1.3
Royal Dutch Shell PLC Class B (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	1.8	2.7
Bayer AG (Germany, Pharmaceuticals)	1.7	1.7
BASF AG (Germany, Chemicals)	1.7	1.6
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.6	1.8
	22.6
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.9	20.0
Consumer Staples	15.9	18.3
Industrials	15.1	12.9
Consumer Discretionary	14.9	13.4
Health Care	11.5	12.4
Energy	6.9	6.3
Materials	6.5	7.2
Telecommunication Services	3.5	2.6
Information Technology	2.3	3.5
Utilities	0.8	1.6

Annual Report

Fidelity Europe Fund

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value
Austria - 1.3%
Andritz AG	98,700	$ 6,080,030
Erste Group Bank AG	169,772	5,987,444
TOTAL AUSTRIA		12,067,474
Bailiwick of Jersey - 0.8%
Informa PLC	560,113	5,024,787
Shire PLC	52,700	2,336,741
TOTAL BAILIWICK OF JERSEY		7,361,528
Belgium - 2.8%
Anheuser-Busch InBev SA NV	150,900	15,642,858
KBC Groupe SA	112,376	6,126,027
UCB SA	76,600	5,035,857
TOTAL BELGIUM		26,804,742
Bermuda - 0.4%
Bunge Ltd.	47,900	3,934,027
British Virgin Islands - 0.4%
Mail.Ru Group Ltd. GDR (Reg. S)	109,869	4,051,969
Canada - 0.5%
Suncor Energy, Inc.	125,800	4,571,584
Denmark - 0.5%
Coloplast A/S Series B	79,200	5,164,418
Finland - 3.0%
Amer Group PLC (A Shares)	231,300	4,754,680
Kesko Oyj	111,300	3,699,358
Lassila & Tikahoja Oyj	218,969	4,593,365
Raisio Group PLC (V Shares)	525,331	3,059,920
Rakentajain Konevuokraamo Oyj (B Shares)	241,672	4,833,357
Sampo Oyj (A Shares)	162,100	7,678,985
TOTAL FINLAND		28,619,665
France - 14.7%
Atos Origin SA	66,067	5,640,491
AXA SA	433,900	10,839,950
BNP Paribas SA	207,661	15,377,647
Christian Dior SA	65,645	12,478,130
GDF Suez	317,729	7,911,813
Ipsos SA	130,000	5,483,206
Kering SA	35,600	8,089,013
Legrand SA	112,300	6,378,043
Publicis Groupe SA	87,355	7,285,982
Rexel SA	160,130	4,011,335
Sanofi SA	189,454	20,200,199
Schneider Electric SA	102,800	8,660,734
Technip SA	46,700	4,891,844
Total SA	387,600	23,780,415
TOTAL FRANCE		141,028,802
Germany - 12.0%
adidas AG	67,100	7,660,111
BASF AG	158,647	16,506,329

	Shares	Value
Bayer AG	133,900	$ 16,642,222
Beiersdorf AG	53,800	5,135,931
Continental AG	36,000	6,596,221
CTS Eventim AG	86,620	4,228,019
Daimler AG (Germany)	160,220	13,148,039
Deutsche Boerse AG	68,100	5,127,061
Deutsche Post AG	236,057	7,988,622
ElringKlinger AG	81,393	3,466,741
GEA Group AG	131,384	5,717,291
GSW Immobilien AG	88,800	4,129,461
HeidelbergCement Finance AG	67,700	5,336,856
KION Group AG (a)	106,815	4,350,842
Linde AG	46,900	8,911,803
TOTAL GERMANY		114,945,549
Ireland - 2.9%
CRH PLC	249,700	6,076,095
DCC PLC (United Kingdom)	106,000	4,757,192
FBD Holdings PLC	98,000	2,115,646
Greencore Group PLC	1,988,700	5,742,816
Kingspan Group PLC (United Kingdom)	278,000	4,699,309
Ryanair Holdings PLC sponsored ADR	90,200	4,528,942
TOTAL IRELAND		27,920,000
Italy - 3.5%
Astaldi SpA	469,217	4,574,230
Azimut Holding SpA	187,300	4,758,076
Banca Popolare dell'Emilia Romagna Scrl (a)	282,600	2,718,516
Lottomatica SpA	119,200	3,623,683
MARR SpA	334,907	5,265,657
Prada SpA	441,200	4,302,169
Prysmian SpA	180,600	4,413,774
World Duty Free SpA (a)	377,278	4,179,954
TOTAL ITALY		33,836,059
Luxembourg - 0.3%
Eurofins Scientific SA	11,100	3,043,594
Netherlands - 1.7%
ASML Holding NV (Netherlands)	77,755	7,362,448
Koninklijke Philips Electronics NV	262,307	9,270,122
TOTAL NETHERLANDS		16,632,570
Norway - 1.7%
DNB ASA	457,400	8,106,046
Telenor ASA	329,800	7,922,225
TOTAL NORWAY		16,028,271
Russia - 0.5%
Magnit OJSC GDR (Reg. S)	70,400	4,523,200
South Africa - 0.4%
Naspers Ltd. Class N	45,700	4,274,666
Common Stocks - continued
	Shares	Value
Spain - 1.4%
Criteria CaixaCorp SA (d)	1,448,308	$ 7,529,500
Repsol YPF SA	228,459	6,135,562
TOTAL SPAIN		13,665,062
Sweden - 2.0%
AF AB (B Shares)	21,656	685,100
Investment AB Kinnevik (B Shares)	143,900	5,302,941
Svenska Handelsbanken AB (A Shares)	155,500	7,045,439
Swedish Match Co. AB	174,800	5,767,276
TOTAL SWEDEN		18,800,756
Switzerland - 12.8%
Adecco SA (Reg.)	74,314	5,483,355
Aryzta AG	84,940	6,346,980
Baloise Holdings AG	44,174	5,141,097
Credit Suisse Group	100,005	3,110,952
Nestle SA	481,518	34,757,870
Partners Group Holding AG	20,140	5,218,399
Roche Holding AG (participation certificate)	113,848	31,518,838
Schindler Holding AG (participation certificate)	40,588	5,757,068
Syngenta AG (Switzerland)	20,759	8,378,679
UBS AG (NY Shares)	605,700	11,726,352
Vontobel Holdings AG	119,059	4,769,708
TOTAL SWITZERLAND		122,209,298
United Kingdom - 30.5%
Associated British Foods PLC	199,986	7,269,307
Babcock International Group PLC	292,500	5,979,680
Barclays PLC	3,182,895	13,391,922
BG Group PLC	462,500	9,443,926
BHP Billiton PLC	457,386	14,114,245
British American Tobacco PLC (United Kingdom)	379,800	20,954,434
BT Group PLC	1,689,900	10,224,966
Bunzl PLC	236,400	5,219,433
Cineworld Group PLC	646,195	3,841,374
Compass Group PLC	504,100	7,250,217
Dechra Pharmaceuticals PLC	338,200	3,741,662
Diageo PLC	436,258	13,906,805
Galliford Try PLC	237,600	4,365,891
GlaxoSmithKline PLC	748,241	19,725,412
HSBC Holdings PLC (United Kingdom)	713,658	7,822,651
ICAP PLC	830,744	5,130,922
IMI PLC	216,500	5,272,997
ITV PLC	2,116,900	6,479,599
Kingfisher PLC	1,153,900	6,984,366
London Stock Exchange Group PLC	177,800	4,681,088
Meggitt PLC	596,170	5,472,522
Mondi PLC	159,700	2,852,542
Next PLC	72,600	6,338,352
Partnership Assurance Group PLC	583,711	3,818,563

	Shares	Value
Prudential PLC	622,472	$ 12,730,028
Rolls-Royce Group PLC	448,664	8,272,960
Royal Dutch Shell PLC Class B (United Kingdom)	487,148	16,865,081
Schroders PLC	127,700	5,280,610
Serco Group PLC	494,283	4,414,411
SIG PLC	1,391,700	4,596,791
Standard Chartered PLC (United Kingdom)	480,530	11,553,375
Taylor Wimpey PLC	3,257,374	5,755,607
The Go-Ahead Group PLC	104,707	2,823,863
Unite Group PLC	704,650	4,474,150
Vodafone Group PLC	4,099,800	15,016,595
William Hill PLC	88	566
WM Morrison Supermarkets PLC	1,225,000	5,531,089
TOTAL UNITED KINGDOM		291,598,002
United States of America - 2.0%
Amgen, Inc.	20,200	2,343,200
Beam, Inc.	58,000	3,903,400
Colgate-Palmolive Co.	61,925	4,008,405
Oracle Corp.	137,400	4,602,900
Philip Morris International, Inc.	44,300	3,948,016
TOTAL UNITED STATES OF AMERICA		18,805,921
TOTAL COMMON STOCKS (Cost $751,125,527)		919,887,157
Nonconvertible Preferred Stocks - 1.2%

Germany - 1.2%
Volkswagen AG	42,700	10,853,093
United Kingdom - 0.0%
Rolls-Royce Group PLC:
(C Shares) (a)	80,732,080	129,446
Series C	38,585,104	61,867
TOTAL UNITED KINGDOM		191,313
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $7,883,819)		11,044,406
Money Market Funds - 4.1%
	Shares	Value
Fidelity Cash Central Fund, 0.09% (b)	32,758,296	$ 32,758,296
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	6,390,807	6,390,807
TOTAL MONEY MARKET FUNDS (Cost $39,149,103)		39,149,103
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $798,158,449)		970,080,666
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(13,032,277)
NET ASSETS - 100%		$ 957,048,389
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 26,881
Fidelity Securities Lending Cash Central Fund	411,237
Total	$ 438,118
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 142,098,575	$ 142,098,575	$ -	$ -
Consumer Staples	153,397,349	68,135,382	85,261,967	-
Energy	65,688,412	25,042,916	40,645,496	-
Financials	191,692,556	154,637,003	37,055,553	-
Health Care	109,752,143	67,489,791	42,262,352	-
Industrials	143,392,572	134,122,450	9,270,122	-
Information Technology	21,657,808	14,295,360	7,362,448	-
Materials	62,176,549	33,607,530	28,569,019	-
Telecommunication Services	33,163,786	7,922,225	25,241,561	-
Utilities	7,911,813	7,911,813	-	-
Money Market Funds	39,149,103	39,149,103	-	-
Total Investments in Securities:	$ 970,080,666	$ 694,412,148	$ 275,668,518	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 25,860,835
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Europe Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $6,195,027) - See accompanying schedule: Unaffiliated issuers (cost $759,009,346)	$ 930,931,563
Fidelity Central Funds (cost $39,149,103)	39,149,103
Total Investments (cost $798,158,449)		$ 970,080,666
Receivable for investments sold		6,025,746
Receivable for fund shares sold		1,110,635
Dividends receivable		1,491,562
Distributions receivable from Fidelity Central Funds		5,239
Prepaid expenses		2,607
Other receivables		33,923
Total assets		978,750,378

Liabilities
Payable to custodian bank	$ 37
Payable for investments purchased	14,080,480
Payable for fund shares redeemed	421,167
Accrued management fee	555,450
Other affiliated payables	174,597
Other payables and accrued expenses	79,451
Collateral on securities loaned, at value	6,390,807
Total liabilities		21,701,989

Net Assets		$ 957,048,389
Net Assets consist of:
Paid in capital		$ 1,032,108,370
Undistributed net investment income		11,865,416
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(258,862,965)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		171,937,568
Net Assets, for 25,237,170 shares outstanding		$ 957,048,389
Net Asset Value, offering price and redemption price per share ($957,048,389 ÷ 25,237,170 shares)		$ 37.92

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 22,175,090
Interest		39
Income from Fidelity Central Funds		438,118
Income before foreign taxes withheld		22,613,247
Less foreign taxes withheld		(1,687,382)
Total income		20,925,865

Expenses
Management fee Basic fee	$ 5,167,281
Performance adjustment	554,108
Transfer agent fees	1,465,123
Accounting and security lending fees	357,935
Custodian fees and expenses	96,176
Independent trustees' compensation	4,352
Registration fees	41,511
Audit	75,371
Legal	5,919
Miscellaneous	5,419
Total expenses before reductions	7,773,195
Expense reductions	(253,552)	7,519,643
Net investment income (loss)		13,406,222
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	36,471,524
Foreign currency transactions	52,955
Total net realized gain (loss)		36,524,479
Change in net unrealized appreciation (depreciation) on: Investment securities	135,823,155
Assets and liabilities in foreign currencies	22,388
Total change in net unrealized appreciation (depreciation)		135,845,543
Net gain (loss)		172,370,022
Net increase (decrease) in net assets resulting from operations		$ 185,776,244

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Europe Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 13,406,222	$ 13,558,627
Net realized gain (loss)	36,524,479	(9,096,398)
Change in net unrealized appreciation (depreciation)	135,845,543	57,826,009
Net increase (decrease) in net assets resulting from operations	185,776,244	62,288,238
Distributions to shareholders from net investment income	(14,113,486)	(13,165,713)
Distributions to shareholders from net realized gain	(241,945)	(376,163)
Total distributions	(14,355,431)	(13,541,876)
Share transactions Proceeds from sales of shares	335,694,105	48,215,969
Reinvestment of distributions	13,676,925	12,914,887
Cost of shares redeemed	(166,283,398)	(129,152,722)
Net increase (decrease) in net assets resulting from share transactions	183,087,632	(68,021,866)
Redemption fees	19,946	17,058
Total increase (decrease) in net assets	354,528,391	(19,258,446)

Net Assets
Beginning of period	602,519,998	621,778,444
End of period (including undistributed net investment income of $11,865,416 and undistributed net investment income of $11,969,152, respectively)	$ 957,048,389	$ 602,519,998
Other Information Shares
Sold	9,813,431	1,722,766
Issued in reinvestment of distributions	448,718	496,918
Redeemed	(5,011,867)	(4,702,289)
Net increase (decrease)	5,250,282	(2,482,605)

Financial Highlights

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 30.15	$ 27.67	$ 30.83	$ 28.52	$ 23.57
Income from Investment Operations
Net investment income (loss) B	.61	.64	.48	.33	.52
Net realized and unrealized gain (loss)	7.87	2.45	(2.97)	2.50	5.16
Total from investment operations	8.48	3.09	(2.49)	2.83	5.68
Distributions from net investment income	(.70)	(.60)	(.67)	(.52)	(.73)
Distributions from net realized gain	(.01)	(.02)	-	-	-
Total distributions	(.71)	(.61) G	(.67)	(.52)	(.73)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 37.92	$ 30.15	$ 27.67	$ 30.83	$ 28.52
Total Return A	28.71%	11.53%	(8.32)%	10.01%	25.36%
Ratios to Average Net Assets C, E
Expenses before reductions	1.06%	.83%	1.10%	1.12%	1.09%
Expenses net of fee waivers, if any	1.05%	.83%	1.10%	1.12%	1.09%
Expenses net of all reductions	1.02%	.80%	1.06%	1.04%	1.04%
Net investment income (loss)	1.82%	2.33%	1.56%	1.15%	2.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 957,048	$ 602,520	$ 621,778	$ 802,527	$ 2,845,423
Portfolio turnover rate D	59%	127%	117%	136%	135%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. FAmount represents less than $.01 per share. GTotal distributions of $.061 per share is comprised of distributions from net investment income of $.595 and distributions from net realized gain of $.017 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Europe Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforward and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 175,810,573
Gross unrealized depreciation	(5,116,279)
Net unrealized appreciation (depreciation) on securities and other investments	$ 170,694,294

Tax Cost	$ 799,386,372

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 12,467,437
Capital loss carryforward	$ (258,236,120)
Net unrealized appreciation (depreciation)	$ 170,709,645

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (258,236,120)

Due to large redemptions in a prior period, $258,236,120 of capital losses that will be available to offset future capital gains of the Fund will be limited to approximately $32,029,274 per year.

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 14,355,431	$ 13,541,876

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $591,024,335 and $417,745,159, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .78% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to the account size and type of FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .20% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $384 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit - continued

pro-rata portion of the line of credit, which amounted to $1,523 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $411,237. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $235,222 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $18,330.

9. Proposed Reorganization.

The Board of Trustees of the Fund approved Agreements and Plans of Reorganization (the Agreements) between the Fund and Fidelity Europe Capital Appreciation Fund and Fidelity Advisor Europe Capital Appreciation Fund (Target Funds). In addition, the Board approved the creation of additional classes of shares that are expected to commence operations in March 2014. The Agreements provide for the transfer of all the assets and the assumption of all the liabilities of the Target Funds in exchange for corresponding shares of the Fund equal in value to the net assets of each Target Fund on the day the reorganization is effective. The reorganizations provide shareholders of the Target Funds access to a larger portfolio with similar investment objectives.

A meeting of each Target Fund's shareholders is expected to be held during the first quarter of 2014 to vote on the reorganization. If approved by these shareholders, the reorganizations are expected to become effective on or about March 21, 2014. Each reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the funds or their shareholders.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Japan Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity Japan Fund	31.92%	8.39%	3.59%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Japan Fund, a class of the fund, on October 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Price Index (TOPIX) performed over the same period.

Annual Report

Fidelity Japan Fund

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Rie Shigekawa, Portfolio Manager of Fidelity® Japan Fund: For the year, the fund's Retail Class shares returned 31.92%, lagging the 33.59% gain of the Tokyo Stock Price Index. Versus the index, unrewarding stock selection and a modest cash position in a soaring market dampened the fund's relative performance, outweighing the positive impact of sector and industry weightings. Specifically, not owning strong-performing index component SoftBank significantly detracted. Other detractors included a large overweighting in materials stock Toray Industries, as well as negligible exposure to Nomura Holdings, which I sold, and not owning Daiwa Securities Group, two market-beating brokerage stocks in the index. Lastly, the much weaker yen was a significant headwind for U.S. investors in Japanese stocks. Conversely, a large overweighting in the automobiles & components group bolstered relative performance. The fund's largest contributor and also its largest holding was automaker Toyota Motor. Although Toyota remained the fund's largest position at period end, I reduced it as the stock advanced in an effort to lessen risk and nail down profits. Other contributors were bank stock Sumitomo Mitsui Financial Group and Nidec, a manufacturer of electric motors and related components.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Japan Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.27%
Actual		$ 1,000.00	$ 1,009.30	$ 6.43
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.46
Class T	1.55%
Actual		$ 1,000.00	$ 1,007.60	$ 7.84
HypotheticalA		$ 1,000.00	$ 1,017.39	$ 7.88
Class B	2.02%
Actual		$ 1,000.00	$ 1,005.00	$ 10.21
HypotheticalA		$ 1,000.00	$ 1,015.02	$ 10.26
Class C	1.97%
Actual		$ 1,000.00	$ 1,005.90	$ 9.96
HypotheticalA		$ 1,000.00	$ 1,015.27	$ 10.01
Japan	.92%
Actual		$ 1,000.00	$ 1,010.90	$ 4.66
HypotheticalA		$ 1,000.00	$ 1,020.57	$ 4.69
Institutional Class	.91%
Actual		$ 1,000.00	$ 1,010.90	$ 4.61
HypotheticalA		$ 1,000.00	$ 1,020.62	$ 4.63

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Japan Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
Japan	97.1%
United States of America*	2.9%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
Japan	96.3%
United States of America*	3.7%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.1	96.3
Short-Term Investments and Net Other Assets (Liabilities)	2.9	3.7
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp. (Automobiles)	6.4	6.5
Mitsubishi UFJ Financial Group, Inc. (Commercial Banks)	4.9	5.2
Sumitomo Mitsui Financial Group, Inc. (Commercial Banks)	4.9	4.6
Honda Motor Co. Ltd. (Automobiles)	3.8	3.8
Nissan Motor Co. Ltd. (Automobiles)	3.6	3.2
Toray Industries, Inc. (Chemicals)	3.4	3.8
Bridgestone Corp. (Auto Components)	3.2	2.5
KDDI Corp. (Wireless Telecommunication Services)	3.2	0.0
Shimadzu Corp. (Electronic Equipment & Components)	3.0	2.3
Mizuho Financial Group, Inc. (Commercial Banks)	2.9	3.0
	39.3
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	25.4	24.7
Financials	20.3	22.3
Industrials	13.0	10.3
Information Technology	12.8	13.3
Materials	11.5	12.2
Health Care	7.4	9.2
Telecommunication Services	3.2	1.7
Consumer Staples	2.1	2.1
Utilities	1.4	0.5

Annual Report

Fidelity Japan Fund

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
CONSUMER DISCRETIONARY - 25.4%
Auto Components - 5.2%
Bridgestone Corp.	502,600	$ 17,230,494
Calsonic Kansei Corp.	898,000	4,317,370
DENSO Corp.	135,400	6,508,464
		28,056,328
Automobiles - 15.1%
Honda Motor Co. Ltd.	516,900	20,641,324
Nissan Motor Co. Ltd.	1,904,700	19,125,593
Suzuki Motor Corp.	287,600	7,231,810
Toyota Motor Corp.	532,300	34,513,369
		81,512,096
Hotels, Restaurants & Leisure - 0.5%
St. Marc Holdings Co. Ltd.	29,400	1,513,267
Toridoll.Corporation	140,100	1,319,102
		2,832,369
Household Durables - 0.6%
Fujitsu General Ltd.	266,000	3,222,933
Media - 0.5%
Daiichikosho Co. Ltd.	19,400	554,367
Tohokushinsha Film Corp.	209,700	2,065,936
		2,620,303
Multiline Retail - 1.2%
Marui Group Co. Ltd.	696,200	6,664,501
Specialty Retail - 0.6%
Arc Land Sakamoto Co. Ltd.	7,200	107,558
K's Denki Corp.	99,300	2,915,731
		3,023,289
Textiles, Apparel & Luxury Goods - 1.7%
Onward Holdings Co. Ltd.	1,118,000	9,253,438
TOTAL CONSUMER DISCRETIONARY		137,185,257
CONSUMER STAPLES - 2.1%
Food & Staples Retailing - 2.1%
Seven & i Holdings Co., Ltd.	261,600	9,681,459
Valor Co. Ltd.	106,800	1,541,477
		11,222,936
FINANCIALS - 20.3%
Commercial Banks - 12.7%
Mitsubishi UFJ Financial Group, Inc.	4,169,400	26,551,852
Mizuho Financial Group, Inc.	7,531,700	15,809,514
Sumitomo Mitsui Financial Group, Inc.	546,800	26,430,067
		68,791,433
Consumer Finance - 1.7%
ACOM Co. Ltd. (a)	925,400	3,623,562
AEON Financial Service Co. Ltd.	181,100	5,561,627
		9,185,189
Insurance - 2.9%
MS&AD Insurance Group Holdings, Inc.	604,900	15,641,114

	Shares	Value
Real Estate Investment Trusts - 0.4%
Frontier Real Estate Investment Corp.	111	$ 1,109,096
Japan Logistics Fund, Inc.	112	1,164,928
		2,274,024
Real Estate Management & Development - 2.6%
Daibiru Corp.	98,800	1,259,067
Nomura Real Estate Holdings, Inc.	501,100	12,678,547
		13,937,614
TOTAL FINANCIALS		109,829,374
HEALTH CARE - 7.4%
Health Care Equipment & Supplies - 3.2%
ASAHI INTECC Co. Ltd. (d)	42,000	2,825,632
Nihon Kohden Corp.	101,700	4,188,679
Terumo Corp.	215,900	10,456,188
		17,470,499
Health Care Providers & Services - 1.0%
Message Co. Ltd. (d)	192,100	5,422,373
Pharmaceuticals - 3.2%
Nippon Shinyaku Co. Ltd.	231,000	3,981,888
Takeda Pharmaceutical Co. Ltd.	277,800	13,238,442
		17,220,330
TOTAL HEALTH CARE		40,113,202
INDUSTRIALS - 13.0%
Commercial Services & Supplies - 0.3%
Moshi Moshi Hotline, Inc.	123,100	1,547,319
Construction & Engineering - 0.3%
Toyo Engineering Corp.	455,000	1,938,740
Electrical Equipment - 5.8%
Fujikura Ltd.	469,000	2,140,123
Mitsubishi Electric Corp.	1,401,000	15,399,744
Nidec Corp. (d)	140,900	13,731,011
		31,270,878
Industrial Conglomerates - 2.4%
Toshiba Corp.	3,051,000	12,967,565
Machinery - 2.9%
Makita Corp.	91,300	4,616,983
Sumitomo Heavy Industries Ltd.	2,496,000	11,047,145
		15,664,128
Road & Rail - 0.4%
Hitachi Transport System Ltd.	130,800	2,074,096
Trading Companies & Distributors - 0.9%
Sumitomo Corp.	356,700	4,641,846
TOTAL INDUSTRIALS		70,104,572
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 12.8%
Computers & Peripherals - 0.8%
Japan Digital Laboratory Co.	77,600	$ 926,185
Wacom Co. Ltd.	441,800	3,282,413
		4,208,598
Electronic Equipment & Components - 9.0%
Azbil Corp.	283,600	6,833,237
ESPEC Corp.	120,700	939,903
Hamamatsu Photonics K.K.	155,600	5,822,462
Horiba Ltd.	240,000	8,769,708
Nichicon Corp.	225,200	2,358,487
Shimadzu Corp.	1,656,000	16,216,186
TDK Corp.	146,000	6,205,021
Topcon Corp.	94,300	1,421,926
		48,566,930
IT Services - 1.8%
Fujitsu Ltd.	1,381,000	5,933,057
Otsuka Corp.	30,600	3,968,920
		9,901,977
Semiconductors & Semiconductor Equipment - 1.2%
Disco Corp.	58,000	3,665,230
NuFlare Technology, Inc.	18,700	2,503,567
		6,168,797
TOTAL INFORMATION TECHNOLOGY		68,846,302
MATERIALS - 11.5%
Chemicals - 9.0%
Asahi Kasei Corp.	1,785,000	13,584,930
Hitachi Chemical Co. Ltd.	363,700	5,579,808
Nihon Nohyaku Co. Ltd.	212,000	2,541,070
Nitto Denko Corp.	97,300	5,102,505
Toray Industries, Inc.	2,930,000	18,308,803
Zeon Corp.	271,000	3,229,543
		48,346,659
Metals & Mining - 2.5%
Nippon Steel & Sumitomo Metal Corp.	3,937,000	12,994,281
Pacific Metals Co. Ltd.	210,000	769,544
		13,763,825
TOTAL MATERIALS		62,110,484

	Shares	Value
TELECOMMUNICATION SERVICES - 3.2%
Wireless Telecommunication Services - 3.2%
KDDI Corp.	317,000	$ 17,167,607
UTILITIES - 1.4%
Electric Utilities - 1.4%
Kansai Electric Power Co., Inc. (a)	204,200	2,584,564
Tohoku Electric Power Co., Inc. (a)	399,100	4,830,784
		7,415,348
TOTAL COMMON STOCKS (Cost $504,921,967)		523,995,082
Money Market Funds - 3.3%

Fidelity Cash Central Fund, 0.09% (b)	9,955,567	9,955,567
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	7,668,401	7,668,401
TOTAL MONEY MARKET FUNDS (Cost $17,623,968)		17,623,968
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $522,545,935)		541,619,050
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(2,238,378)
NET ASSETS - 100%		$ 539,380,672
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 15,638
Fidelity Securities Lending Cash Central Fund	93,183
Total	$ 108,821
Other Information

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 137,185,257	$ -	$ 137,185,257	$ -
Consumer Staples	11,222,936	-	11,222,936	-
Financials	109,829,374	-	109,829,374	-
Health Care	40,113,202	-	40,113,202	-
Industrials	70,104,572	-	70,104,572	-
Information Technology	68,846,302	-	68,846,302	-
Materials	62,110,484	-	62,110,484	-
Telecommunication Services	17,167,607	-	17,167,607	-
Utilities	7,415,348	-	7,415,348	-
Money Market Funds	17,623,968	17,623,968	-	-
Total Investments in Securities:	$ 541,619,050	$ 17,623,968	$ 523,995,082	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 185,243,204
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Japan Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $7,293,099) - See accompanying schedule: Unaffiliated issuers (cost $504,921,967)	$ 523,995,082
Fidelity Central Funds (cost $17,623,968)	17,623,968
Total Investments (cost $522,545,935)		$ 541,619,050
Receivable for investments sold		2,851,415
Receivable for fund shares sold		679,527
Dividends receivable		3,870,202
Distributions receivable from Fidelity Central Funds		6,131
Prepaid expenses		1,910
Other receivables		26,529
Total assets		549,054,764

Liabilities
Payable for investments purchased	$ 646,082
Payable for fund shares redeemed	886,923
Accrued management fee	265,409
Distribution and service plan fees payable	16,866
Other affiliated payables	110,934
Other payables and accrued expenses	79,477
Collateral on securities loaned, at value	7,668,401
Total liabilities		9,674,092

Net Assets		$ 539,380,672
Net Assets consist of:
Paid in capital		$ 713,501,665
Undistributed net investment income		4,547,036
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(197,749,320)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		19,081,291
Net Assets		$ 539,380,672

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($20,519,915 ÷ 1,709,790 shares)	$ 12.00

Maximum offering price per share (100/94.25 of $12.00)	$ 12.73
Class T: Net Asset Value and redemption price per share ($5,356,999 ÷ 447,738 shares)	$ 11.96

Maximum offering price per share (100/96.50 of $11.96)	$ 12.39
Class B: Net Asset Value and offering price per share ($874,018 ÷ 72,837 shares)A	$ 12.00

Class C: Net Asset Value and offering price per share ($11,823,577 ÷ 988,738 shares)A	$ 11.96

Japan: Net Asset Value, offering price and redemption price per share ($480,773,281 ÷ 39,971,447 shares)	$ 12.03

Institutional Class: Net Asset Value, offering price and redemption price per share ($20,032,882 ÷ 1,666,824 shares)	$ 12.02

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 10,225,631
Income from Fidelity Central Funds		108,821
Income before foreign taxes withheld		10,334,452
Less foreign taxes withheld		(730,071)
Total income		9,604,381

Expenses
Management fee
Basic fee	$ 3,381,267
Performance adjustment	(364,882)
Transfer agent fees	1,005,993
Distribution and service plan fees	164,646
Accounting and security lending fees	250,524
Custodian fees and expenses	64,515
Independent trustees' compensation	2,744
Registration fees	86,829
Audit	69,145
Legal	1,108
Interest	85
Miscellaneous	3,524
Total expenses before reductions	4,665,498
Expense reductions	(78,932)	4,586,566
Net investment income (loss)		5,017,815
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	22,728,384
Foreign currency transactions	(386,358)
Total net realized gain (loss)		22,342,026
Change in net unrealized appreciation (depreciation) on: Investment securities	92,533,961
Assets and liabilities in foreign currencies	99,827
Total change in net unrealized appreciation (depreciation)		92,633,788
Net gain (loss)		114,975,814
Net increase (decrease) in net assets resulting from operations		$ 119,993,629

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,017,815	$ 5,368,143
Net realized gain (loss)	22,342,026	(8,912,266)
Change in net unrealized appreciation (depreciation)	92,633,788	3,021,959
Net increase (decrease) in net assets resulting from operations	119,993,629	(522,164)
Distributions to shareholders from net investment income	(5,641,978)	(7,688,787)
Distributions to shareholders from net realized gain	(3,106,863)	(2,570,905)
Total distributions	(8,748,841)	(10,259,692)
Share transactions - net increase (decrease)	51,180,009	(93,975,629)
Redemption fees	461,366	61,543
Total increase (decrease) in net assets	162,886,163	(104,695,942)

Net Assets
Beginning of period	376,494,509	481,190,451
End of period (including undistributed net investment income of $4,547,036 and undistributed net investment income of $5,171,198, respectively)	$ 539,380,672	$ 376,494,509

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.30	$ 9.54	$ 10.83
Income from Investment Operations
Net investment income (loss) E	.08	.09	.09
Net realized and unrealized gain (loss)	2.80	(.15)	(1.39)
Total from investment operations	2.88	(.06)	(1.30)
Distributions from net investment income	(.11)	(.13)	-
Distributions from net realized gain	(.08)	(.05)	-
Total distributions	(.19)	(.18)	-
Redemption fees added to paid in capital E	.01	- K	.01
Net asset value, end of period	$ 12.00	$ 9.30	$ 9.54
Total Return B, C, D	31.58%	(.64)%	(11.91)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.26%	1.42%	1.20% A
Expenses net of fee waivers, if any	1.26%	1.38%	1.20% A
Expenses net of all reductions	1.25%	1.36%	1.16% A
Net investment income (loss)	.75%	.94%	1.02% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,520	$ 9,495	$ 13,208
Portfolio turnover rate G	68%	52%	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.28	$ 9.51	$ 10.83
Income from Investment Operations
Net investment income (loss) E	.05	.06	.07
Net realized and unrealized gain (loss)	2.78	(.13)	(1.40)
Total from investment operations	2.83	(.07)	(1.33)
Distributions from net investment income	(.08)	(.11)	-
Distributions from net realized gain	(.08)	(.05)	-
Total distributions	(.16)	(.16)	-
Redemption fees added to paid in capital E	.01	- K	.01
Net asset value, end of period	$ 11.96	$ 9.28	$ 9.51
Total Return B, C, D	31.04%	(.75)%	(12.19)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.55%	1.70%	1.48% A
Expenses net of fee waivers, if any	1.55%	1.66%	1.48% A
Expenses net of all reductions	1.53%	1.64%	1.44% A
Net investment income (loss)	.46%	.66%	.74% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,357	$ 3,934	$ 4,643
Portfolio turnover rate G	68%	52%	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.26	$ 9.47	$ 10.83
Income from Investment Operations
Net investment income (loss) E	- K	.02	.02
Net realized and unrealized gain (loss)	2.80	(.14)	(1.39)
Total from investment operations	2.80	(.12)	(1.37)
Distributions from net investment income	-	(.04)	-
Distributions from net realized gain	(.07)	(.05)	-
Total distributions	(.07)	(.09)	-
Redemption fees added to paid in capital E	.01	- K	.01
Net asset value, end of period	$ 12.00	$ 9.26	$ 9.47
Total Return B, C, D	30.52%	(1.24)%	(12.56)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.02%	2.17%	1.95% A
Expenses net of fee waivers, if any	2.02%	2.13%	1.95% A
Expenses net of all reductions	2.01%	2.11%	1.91% A
Net investment income (loss)	(.02)%	.19%	.27% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 874	$ 1,012	$ 1,458
Portfolio turnover rate G	68%	52%	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.25	$ 9.48	$ 10.83
Income from Investment Operations
Net investment income (loss) E	- K	.02	.03
Net realized and unrealized gain (loss)	2.79	(.14)	(1.39)
Total from investment operations	2.79	(.12)	(1.36)
Distributions from net investment income	(.01)	(.06)	-
Distributions from net realized gain	(.08)	(.05)	-
Total distributions	(.09)	(.11)	-
Redemption fees added to paid in capital E	.01	- K	.01
Net asset value, end of period	$ 11.96	$ 9.25	$ 9.48
Total Return B, C, D	30.55%	(1.27)%	(12.47)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.97%	2.15%	1.92% A
Expenses net of fee waivers, if any	1.97%	2.11%	1.92% A
Expenses net of all reductions	1.95%	2.09%	1.88% A
Net investment income (loss)	.04%	.21%	.30% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,824	$ 7,015	$ 8,750
Portfolio turnover rate G	68%	52%	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Japan

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 9.34	$ 9.57	$ 10.57	$ 10.03	$ 9.03
Income from Investment Operations
Net investment income (loss) B	.12	.12	.15	.10	.08
Net realized and unrealized gain (loss)	2.79	(.14)	(.75)	.61	1.04
Total from investment operations	2.91	(.02)	(.60)	.71	1.12
Distributions from net investment income	(.15)	(.16)	(.20)	(.07)	(.11)
Distributions from net realized gain	(.08)	(.05)	(.21)	(.10)	(.01)
Total distributions	(.23)	(.21)	(.41)	(.17)	(.12)
Redemption fees added to paid in capital B	.01	- G	.01	- G	- G
Net asset value, end of period	$ 12.03	$ 9.34	$ 9.57	$ 10.57	$ 10.03
Total Return A	31.92%	(.19)%	(6.00)%	7.12%	12.84%
Ratios to Average Net Assets C, E
Expenses before reductions	.93%	1.09%	.86%	.93%	.90%
Expenses net of fee waivers, if any	.93%	1.06%	.84%	.93%	.90%
Expenses net of all reductions	.91%	1.04%	.80%	.93%	.89%
Net investment income (loss)	1.08%	1.26%	1.38%	.97%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 480,773	$ 353,550	$ 450,417	$ 649,316	$ 944,902
Portfolio turnover rate D	68%	52%	134% F	43%	73%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F The portfolio turnover rate does not include the assets acquired in the merger. G Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.33	$ 9.57	$ 10.83
Income from Investment Operations
Net investment income (loss) D	.13	.12	.13
Net realized and unrealized gain (loss)	2.78	(.14)	(1.40)
Total from investment operations	2.91	(.02)	(1.27)
Distributions from net investment income	(.15)	(.17)	-
Distributions from net realized gain	(.08)	(.05)	-
Total distributions	(.23)	(.22)	-
Redemption fees added to paid in capital D	.01	- J	.01
Net asset value, end of period	$ 12.02	$ 9.33	$ 9.57
Total Return B, C	32.04%	(.18)%	(11.63)%
Ratios to Average Net Assets E, H
Expenses before reductions	.90%	1.03%	.79% A
Expenses net of fee waivers, if any	.90%	1.01%	.79% A
Expenses net of all reductions	.88%	.99%	.75% A
Net investment income (loss)	1.11%	1.31%	1.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,033	$ 1,488	$ 2,715
Portfolio turnover rate F	68%	52%	134% I

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Japan Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Japan and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 55,398,617
Gross unrealized depreciation	(43,857,029)
Net unrealized appreciation (depreciation) on securities and other investments	$ 11,541,588

Tax Cost	$ 530,077,462

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,845,246
Capital loss carryforward	$ (190,515,854)
Net unrealized appreciation (depreciation)	$ 11,549,764

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	(3,870,588)
2017	(60,951,366)
2018	(26,887,863)
2019	(98,806,037)
Total with expiration	(190,515,854)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012

Ordinary Income	$ 8,748,841	$ 10,259,692

Due to large redemptions in a prior period, $161,303,179 of capital losses that will be available to offset future capital gains of the Fund will be limited to approximately $18,885,324 per year.

The Fund acquired $5,487,891 of its capital loss carryforward as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $1,371,973 per year.

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $351,084,154 and $314,554,352, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Japan as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .63% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 38,678	$ 1,182
Class T	.25%	.25%	24,976	-
Class B	.75%	.25%	9,235	6,947
Class C	.75%	.25%	91,757	26,746
			$ 164,646	$ 34,875

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 23,911
Class T	2,514
Class B*	629
Class C*	3,853
$ 30,907

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 45,115.29
Class T	16,311.33
Class B	2,767.30
Class C	22,846.25
Japan	901,696.20
Institutional Class	17,258.17
	$ 1,005,993

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 2,436,750.31%		$ 85

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $993 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $93,183. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $76,363 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $2,569.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 106,946	$ 168,535
Class T	32,766	50,833
Class B	-	6,144
Class C	8,397	52,214
Japan	5,470,176	7,354,386
Institutional Class	23,693	56,675
Total	$ 5,641,978	$ 7,688,787
From net realized gain
Class A	$ 79,705	$ 69,007
Class T	33,186	24,703
Class B	6,644	7,792
Class C	55,283	46,858
Japan	2,919,891	2,405,209
Institutional Class	12,154	17,336
Total	$ 3,106,863	$ 2,570,905

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	1,327,321	272,417	$ 15,043,376	$ 2,571,605
Reinvestment of distributions	17,701	22,132	165,861	206,271
Shares redeemed	(655,691)	(659,149)	(7,373,829)	(6,253,228)
Net increase (decrease)	689,331	(364,600)	$ 7,835,408	$ (3,475,352)
Class T
Shares sold	195,003	61,409	$ 2,164,942	$ 587,072
Reinvestment of distributions	6,834	7,853	64,034	73,111
Shares redeemed	(178,171)	(133,261)	(1,988,129)	(1,264,265)
Net increase (decrease)	23,666	(63,999)	$ 240,847	$ (604,082)
Class B
Shares sold	14,757	6,716	$ 173,151	$ 66,720
Reinvestment of distributions	463	1,058	4,366	9,881
Shares redeemed	(51,705)	(52,372)	(551,755)	(495,118)
Net increase (decrease)	(36,485)	(44,598)	$ (374,238)	$ (418,517)
Class C
Shares sold	526,927	108,642	$ 5,994,932	$ 1,051,805
Reinvestment of distributions	5,172	7,654	48,618	71,333
Shares redeemed	(302,151)	(280,979)	(3,208,131)	(2,637,126)
Net increase (decrease)	229,948	(164,683)	$ 2,835,419	$ (1,513,988)
Japan
Shares sold	14,062,957	2,737,496	$ 157,503,214	$ 26,290,775
Reinvestment of distributions	872,770	1,014,920	8,177,855	9,459,053
Shares redeemed	(12,837,219)	(12,951,522)	(141,848,609)	(122,521,103)
Net increase (decrease)	2,098,508	(9,199,106)	$ 23,832,460	$ (86,771,275)
Institutional Class
Shares sold	1,891,907	238,239	$ 21,220,551	$ 2,250,127
Reinvestment of distributions	2,940	6,735	27,514	62,700
Shares redeemed	(387,518)	(369,198)	(4,437,952)	(3,505,242)
Net increase (decrease)	1,507,329	(124,224)	$ 16,810,113	$ (1,192,415)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 37% of the total outstanding shares of the Fund. Mutual Funds managed by FMR or its affiliates were the owners of record, in the aggregate, of approximately 42% of the total outstanding shares of the Fund.

Annual Report

Fidelity Japan Smaller Companies Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity Japan Smaller Companies Fund	55.79%	16.49%	4.93%

$10,000 Over 10 years

Let's say hypothetically that $10,000 was invested in Fidelity Japan Smaller Companies Fund on October 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the Russell/Nomura Mid-Small CapTM Index performed over the same period.

Annual Report

Fidelity Japan Smaller Companies Fund

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Nicholas Price, Portfolio Manager of Fidelity® Japan Smaller Companies Fund: For the year, the fund returned 55.79%, far outdistancing the 31.19% return of the Russell/Nomura Mid-Small CapTM Index. Japan's economy and stock market marked a positive turning point in late 2012 with the election of new Prime Minister Shinzo Abe, who moved quickly to implement his reflationary policies, setting a pro-cyclical rally in motion. The Bank of Japan's aggressive easing measures helped spur sharp declines in the yen and accelerated share price gains. Against this backdrop, the fund's four-largest holdings during the period - baby products manufacturer Pigeon, online price comparator Kakaku.com, real estate developer Tokyo Tatemono and an out-of-index stake in consumer credit giant ORIX - also were its top relative contributors, a testament to our stock-picking approach. Overweighting diversified financial services and real estate proved particularly rewarding, even though our stock picking in the former category detracted somewhat. Security selection in household & personal products and software & services also helped. Conversely, a large, out-of-index stake in video game developer Nintendo was by far the fund's largest individual detractor. I began selling the position in late 2012 after the company cut its earnings guidance, and I closed out the position in February. An underweighting in power utilities also hurt, as the potential for new safety standards raised expectations for nuclear restarts, boosting the group's return.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Japan Smaller Companies Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Actual	1.01%	$ 1,000.00	$ 1,050.00	$ 5.22
Hypothetical A		$ 1,000.00	$ 1,020.11	$ 5.14

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Japan Smaller Companies Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
Japan	99.3%
United States of America*	0.7%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
Japan	98.2%
United States of America*	1.8%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.3	98.2
Short-Term Investments and Net Other Assets (Liabilities)	0.7	1.8
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
ORIX Corp. (Diversified Financial Services)	7.0	6.8
Tokyo Tatemono Co. Ltd. (Real Estate Management & Development)	5.5	5.4
Pigeon Corp. (Household Products)	5.2	5.0
Rakuten, Inc. (Internet & Catalog Retail)	4.5	3.5
Kakaku.com, Inc. (Internet Software & Services)	4.5	4.5
Sega Sammy Holdings, Inc. (Leisure Equipment & Products)	3.5	3.8
Stanley Electric Co. Ltd. (Auto Components)	3.3	2.2
AEON Financial Service Co. Ltd. (Consumer Finance)	3.2	2.4
Leopalace21 Corp. (Real Estate Management & Development)	3.1	0.0
Mazda Motor Corp. (Automobiles)	2.7	1.5
	42.5
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	27.4	29.7
Financials	27.0	29.9
Industrials	10.1	9.6
Information Technology	9.9	9.3
Utilities	8.4	0.0
Health Care	7.1	8.1
Consumer Staples	6.2	5.4
Materials	2.7	1.7
Telecommunication Services	0.3	4.1
Energy	0.2	0.4

Annual Report

Fidelity Japan Smaller Companies Fund

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
CONSUMER DISCRETIONARY - 27.4%
Auto Components - 3.5%
G-Tekt Corp.	22,700	$ 670,994
Nippon Seiki Co. Ltd.	35,000	570,637
Stanley Electric Co. Ltd.	946,200	22,009,571
		23,251,202
Automobiles - 5.0%
Mazda Motor Corp. (a)	3,998,000	17,997,032
Nissan Motor Co. Ltd.	447,700	4,495,473
Yamaha Motor Co. Ltd.	693,800	10,627,977
		33,120,482
Hotels, Restaurants & Leisure - 3.0%
Accordia Golf Co. Ltd.	691,000	7,583,873
H.I.S. Co. Ltd.	197,100	10,630,524
Koshidaka Holdings Co. Ltd.	47,500	1,673,057
		19,887,454
Household Durables - 3.7%
Foster Electric Co. Ltd.	328,700	6,431,195
Hajime Construction Co. Ltd. (d)	156,400	10,784,013
Higashi Nihon House Co. Ltd.	1,002,000	5,356,445
Pressance Corp. (d)	51,000	1,633,060
		24,204,713
Internet & Catalog Retail - 4.5%
Rakuten, Inc.	2,284,500	29,766,214
Leisure Equipment & Products - 4.1%
Heiwa Corp.	108,200	1,814,107
KAWAI Musical Instruments Manufacturing Co. Ltd.	1,059,000	1,997,680
Sega Sammy Holdings, Inc.	899,000	23,046,353
		26,858,140
Media - 0.3%
Fuji Media Holdings, Inc.	109,400	2,180,929
Multiline Retail - 0.1%
Parco Co. Ltd.	79,000	812,199
Specialty Retail - 2.9%
Fuji Corp.	77,600	1,279,528
K's Denki Corp.	294,800	8,656,168
Pal Co. Ltd.	284,200	7,941,850
VT Holdings Co. Ltd.	119,200	1,604,323
		19,481,869
Textiles, Apparel & Luxury Goods - 0.3%
Fujibo Holdings, Inc.	946,000	1,927,664
TOTAL CONSUMER DISCRETIONARY		181,490,866
CONSUMER STAPLES - 6.2%
Food & Staples Retailing - 0.4%
Welcia Holdings Co. Ltd.	28,300	1,711,853
Yamaya Corp.	74,700	1,076,053
		2,787,906

	Shares	Value
Food Products - 0.6%
Ajinomoto Co., Inc.	276,000	$ 3,862,077
Kotobuki Spirits Co. Ltd.	29,200	381,855
		4,243,932
Household Products - 5.2%
Pigeon Corp.	661,600	34,134,060
TOTAL CONSUMER STAPLES		41,165,898
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Kanto Natural Gas Development	152,000	1,071,665
San-Ai Oil Co. Ltd.	113,000	488,027
		1,559,692
FINANCIALS - 27.0%
Capital Markets - 1.0%
JAFCO Co. Ltd.	107,500	5,391,157
Sawada Holdings Co. Ltd. (d)	104,300	979,465
		6,370,622
Commercial Banks - 1.0%
Mizuho Financial Group, Inc.	2,656,300	5,575,742
Shinsei Bank Ltd.	311,000	728,146
Sumitomo Mitsui Financial Group, Inc.	13,100	633,200
		6,937,088
Consumer Finance - 4.1%
ACOM Co. Ltd. (a)	1,499,700	5,872,333
AEON Financial Service Co. Ltd.	691,200	21,226,929
		27,099,262
Diversified Financial Services - 7.0%
ORIX Corp.	2,671,700	46,276,747
Real Estate Management & Development - 13.9%
AEON Mall Co. Ltd.	146,300	4,155,062
Airport Facilities Co. Ltd.	190,300	1,664,609
Iida Home Max Co., Ltd. (d)	214,700	4,925,894
Leopalace21 Corp. (a)	2,971,900	20,632,441
Nomura Real Estate Holdings, Inc.	361,300	9,141,407
NTT Urban Development Co.	400,100	5,107,416
Tokyo Tatemono Co. Ltd.	3,875,000	36,378,526
Tokyu Fudosan Holdings Corp. (a)	985,000	9,727,987
		91,733,342
TOTAL FINANCIALS		178,417,061
HEALTH CARE - 7.1%
Biotechnology - 1.6%
Sosei Group Corp. (a)	250,900	10,803,796
Health Care Equipment & Supplies - 1.7%
Nikkiso Co. Ltd.	894,000	11,060,082
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - 0.9%
N Field Co. Ltd.	33,900	$ 3,766,803
Uchiyama Holdings Co. Ltd.	73,500	2,208,287
		5,975,090
Pharmaceuticals - 2.9%
Nippon Shinyaku Co. Ltd.	558,000	9,618,587
Ono Pharmaceutical Co. Ltd.	76,500	5,784,177
Rohto Pharmaceutical Co. Ltd.	270,000	3,918,323
		19,321,087
TOTAL HEALTH CARE		47,160,055
INDUSTRIALS - 10.1%
Building Products - 1.6%
Nichias Corp.	1,015,000	6,866,973
Shinko Kogyo Co. Ltd.	475,700	3,918,838
		10,785,811
Construction & Engineering - 0.6%
Nippon Koei Co. Ltd.	150,000	705,651
Toshiba Plant Systems & Services Corp.	35,000	617,553
Toyo Engineering Corp.	536,000	2,283,878
		3,607,082
Machinery - 5.1%
Amada Co. Ltd.	795,000	6,839,046
Daiwa Industries Ltd.	93,000	585,215
Hoshizaki Electric Co. Ltd.	298,800	10,949,511
Juki Corp. (a)(d)	2,285,000	4,314,911
Nitta Corp.	307,900	6,485,170
Sumitomo Heavy Industries Ltd.	751,000	3,323,880
Takeuchi Manufacturing Co. Ltd.	62,100	1,309,888
		33,807,621
Marine - 1.7%
Iino Kaiun Kaisha Ltd.	967,200	6,369,692
Nippon Yusen KK	1,538,000	4,699,354
		11,069,046
Professional Services - 1.1%
Career Design Center Co. Ltd.	1,485	1,758,926
Creek & River Co. Ltd.	201,700	868,192
en-japan, Inc.	206,400	4,610,052
		7,237,170
TOTAL INDUSTRIALS		66,506,730

	Shares	Value
INFORMATION TECHNOLOGY - 9.9%
Electronic Equipment & Components - 3.7%
Hitachi Ltd.	1,534,000	$ 10,730,496
ITC Networks Corp.	59,800	514,415
Shinko Shoji Co. Ltd.	59,500	509,220
Topcon Corp.	830,100	12,516,870
		24,271,001
Internet Software & Services - 5.6%
Enigmo, Inc. (a)	105,900	7,537,691
Kakaku.com, Inc.	1,521,400	29,425,908
		36,963,599
IT Services - 0.1%
CAC Corp.	89,900	799,068
Semiconductors & Semiconductor Equipment - 0.1%
Shinkawa Ltd.	111,600	722,947
Software - 0.4%
Justsystems Corp. (a)	152,400	1,468,545
Sourcenext Corp. (a)(d)	177,200	1,467,874
		2,936,419
TOTAL INFORMATION TECHNOLOGY		65,693,034
MATERIALS - 2.7%
Chemicals - 1.5%
ISE Chemical Corp.	114,000	985,309
Nihon Nohyaku Co. Ltd.	298,000	3,571,882
Sakata INX Corp.	561,000	5,324,554
		9,881,745
Metals & Mining - 1.2%
JFE Holdings, Inc.	97,000	2,205,265
Mitsubishi Materials Corp.	1,445,000	5,653,441
		7,858,706
TOTAL MATERIALS		17,740,451
TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
WirelessGate, Inc. (a)	53,500	1,638,335
UTILITIES - 8.4%
Electric Utilities - 8.4%
Chugoku Electric Power Co., Inc.	332,000	5,089,117
Hokkaido Electric Power Co., Inc. (a)	1,298,000	16,720,996
Kansai Electric Power Co., Inc. (a)	617,900	7,820,773
Kyushu Electric Power Co., Inc. (a)	606,400	8,538,008
Tohoku Electric Power Co., Inc. (a)	1,424,600	17,243,637
		55,412,531
TOTAL COMMON STOCKS (Cost $526,124,019)		656,784,653
Money Market Funds - 3.0%
	Shares	Value
Fidelity Cash Central Fund, 0.09% (b)	6,949,393	$ 6,949,393
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	13,167,475	13,167,475
TOTAL MONEY MARKET FUNDS (Cost $20,116,868)		20,116,868
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $546,240,887)		676,901,521
NET OTHER ASSETS (LIABILITIES) - (2.3)%		(15,456,334)
NET ASSETS - 100%		$ 661,445,187
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,282
Fidelity Securities Lending Cash Central Fund	117,447
Total	$ 123,729
Other Information

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 181,490,866	$ -	$ 170,706,853	$ 10,784,013
Consumer Staples	41,165,898	-	41,165,898	-
Energy	1,559,692	-	1,559,692	-
Financials	178,417,061	-	173,491,167	4,925,894
Health Care	47,160,055	-	47,160,055	-
Industrials	66,506,730	-	66,506,730	-
Information Technology	65,693,034	-	65,693,034	-
Materials	17,740,451	-	17,740,451	-
Telecommunication Services	1,638,335	-	1,638,335	-
Utilities	55,412,531	-	55,412,531	-
Money Market Funds	20,116,868	20,116,868	-	-
Total Investments in Securities:	$ 676,901,521	$ 20,116,868	$ 641,074,746	$ 15,709,907

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 124,971,568
Level 2 to Level 1	$ 0
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Equities - Consumer Discretionary
Beginning Balance	$ -
Net Realized Gain (Loss) on Investment Securities	207,361
Net Unrealized Gain (Loss) on Investment Securities	3,655,800
Cost of Purchases	5,453,606
Proceeds of Sales	(387,628)
Amortization/Accretion	-
Transfers into Level 3	1,854,874
Transfers out of Level 3	-
Ending Balance	$ 10,784,013
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2013	$ 3,655,800
Other Investments in Securities
Beginning Balance	$ -
Net Realized Gain (Loss) on Investment Securities	112,678
Net Unrealized Gain (Loss) on Investment Securities	2,450,801
Cost of Purchases	1,370,926
Proceeds of Sales	(246,662)
Amortization/Accretion	-
Transfers into Level 3	1,238,151
Transfers out of Level 3	-
Ending Balance	$ 4,925,894
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2013	$ 2,450,801

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Japan Smaller Companies Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $12,300,148) - See accompanying schedule: Unaffiliated issuers (cost $526,124,019)	$ 656,784,653
Fidelity Central Funds (cost $20,116,868)	20,116,868
Total Investments (cost $546,240,887)		$ 676,901,521
Receivable for investments sold		3,713,502
Receivable for fund shares sold		1,397,994
Dividends receivable		2,106,883
Distributions receivable from Fidelity Central Funds		30,111
Prepaid expenses		2,359
Other receivables		49,275
Total assets		684,201,645

Liabilities
Payable for investments purchased	$ 7,800,615
Payable for fund shares redeemed	1,193,936
Accrued management fee	380,412
Other affiliated payables	124,033
Other payables and accrued expenses	89,987
Collateral on securities loaned, at value	13,167,475
Total liabilities		22,756,458

Net Assets		$ 661,445,187
Net Assets consist of:
Paid in capital		$ 582,110,050
Undistributed net investment income		744,564
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(52,059,713)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		130,650,286
Net Assets, for 47,721,766 shares outstanding		$ 661,445,187
Net Asset Value, offering price and redemption price per share ($661,445,187 ÷ 47,721,766 shares)		$ 13.86

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 5,204,752
Income from Fidelity Central Funds		123,729
Income before foreign taxes withheld		5,328,481
Less foreign taxes withheld		(371,284)
Total income		4,957,197

Expenses
Management fee	$ 2,993,296
Transfer agent fees	868,459
Accounting and security lending fees	218,368
Custodian fees and expenses	133,912
Independent trustees' compensation	2,240
Registration fees	60,830
Audit	58,902
Legal	760
Interest	164
Miscellaneous	2,358
Total expenses before reductions	4,339,289
Expense reductions	(143,992)	4,195,297
Net investment income (loss)		761,900
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	34,280,607
Foreign currency transactions	(616,971)
Total net realized gain (loss)		33,663,636
Change in net unrealized appreciation (depreciation) on: Investment securities	115,467,813
Assets and liabilities in foreign currencies	21,110
Total change in net unrealized appreciation (depreciation)		115,488,923
Net gain (loss)		149,152,559
Net increase (decrease) in net assets resulting from operations		$ 149,914,459

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Japan Smaller Companies Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 761,900	$ 1,859,512
Net realized gain (loss)	33,663,636	5,891,891
Change in net unrealized appreciation (depreciation)	115,488,923	11,404,226
Net increase (decrease) in net assets resulting from operations	149,914,459	19,155,629
Distributions to shareholders from net investment income	(1,868,698)	(2,759,893)
Distributions to shareholders from net realized gain	(3,762,650)	(1,096,879)
Total distributions	(5,631,348)	(3,856,772)
Share transactions Proceeds from sales of shares	483,923,628	24,562,052
Reinvestment of distributions	5,425,956	3,393,514
Cost of shares redeemed	(211,148,028)	(109,014,492)
Net increase (decrease) in net assets resulting from share transactions	278,201,556	(81,058,926)
Redemption fees	1,067,201	34,784
Total increase (decrease) in net assets	423,551,868	(65,725,285)

Net Assets
Beginning of period	237,893,319	303,618,604
End of period (including undistributed net investment income of $744,564 and undistributed net investment income of $1,851,362, respectively)	$ 661,445,187	$ 237,893,319
Other Information Shares
Sold	38,404,402	2,831,264
Issued in reinvestment of distributions	611,720	392,314
Redeemed	(17,382,624)	(12,377,356)
Net increase (decrease)	21,633,498	(9,153,778)

Financial Highlights

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 9.12	$ 8.62	$ 8.23	$ 8.59	$ 6.99
Income from Investment Operations
Net investment income (loss) B	.02	.06	.08	.04	.02
Net realized and unrealized gain (loss)	4.91	.55	.45	(.25)	1.63
Total from investment operations	4.93	.61	.53	(.21)	1.65
Distributions from net investment income	(.07)	(.08)	(.05)	(.03)	(.04)
Distributions from net realized gain	(.15)	(.03)	(.10)	(.12)	(.01)
Total distributions	(.22)	(.11)	(.14) G	(.15)	(.05)
Redemption fees added to paid in capital B	.03	- F	- F	- F	- F
Net asset value, end of period	$ 13.86	$ 9.12	$ 8.62	$ 8.23	$ 8.59
Total Return A	55.79%	7.13%	6.44%	(2.50)%	23.84%
Ratios to Average Net Assets C,E
Expenses before reductions	1.01%	1.05%	1.05%	1.09%	1.16%
Expenses net of fee waivers, if any	1.01%	1.05%	1.05%	1.09%	1.16%
Expenses net of all reductions	.98%	1.02%	1.01%	1.09%	1.14%
Net investment income (loss)	.18%	.67%	.88%	.43%	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 661,445	$ 237,893	$ 303,619	$ 285,603	$ 395,714
Portfolio turnover rate D	91%	86%	133%	78%	183%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. FAmount represents less than $.01 per share. GTotal distributions of $.14 per share is comprised of distributions from net investment income of $.045 and distributions from net realized gain of $.095 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Japan Smaller Companies Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 119,893,395
Gross unrealized depreciation	(12,279,525)
Net unrealized appreciation (depreciation) on securities and other investments	$ 107,613,870

Tax Cost	$ 569,287,651

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 15,317,543
Capital loss carryforward	$ (43,585,911)
Net unrealized appreciation (depreciation)	$ 107,603,522

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (43,585,911)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 5,631,348	$ 3,856,772

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $646,869,392 and $383,439,173, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 2,420,833.41%		$ 164

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $794 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $117,447. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount to the Fund in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $136,988 for the period.

In addition, FMR reimbursed the Fund's operating expenses during the period in the amount of $7,004.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 14% of the total outstanding shares of the Fund. Mutual funds managed by FMR or its affiliates were the owner of record, in the aggregate, of approximately 31% of the total outstanding shares of the Fund.

Annual Report

Fidelity Latin America Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity Latin America Fund	-8.63%	11.07%	15.17%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Latin America Fund, a class of the fund, on October 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the MSCI EM (Emerging Markets) Latin America Index performed over the same period.

Annual Report

Fidelity Latin America Fund

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Adam Kutas, Portfolio Manager of Fidelity® Latin America Fund: For the year, the fund's Retail Class shares returned -8.63%, underperforming the -2.43% return of the MSCI® EM (Emerging Markets) Latin America Index. Versus the index, poor security selection and an underweighting in relatively strong Brazil, the largest index component by far, hurt, as did unfavorable security selection in Mexico and Peru. At the sector level, we were held back by security selection in consumer discretionary - particularly the media industry - and materials, including an overweighting in Peruvian gold mining company Compania de Minas Buenaventura, significantly underweighting Mexican cable TV company Grupo Televisa and an overweighting in Brazilian consumer-loyalty awards program manager Multiplus. On the plus side, positioning in consumer staples helped, including the top two individual contributors during the period: an out-of-benchmark position in Mexican flour supplier Gruma and an overweighting in consumer products company Kimberly-Clark de Mexico, the latter of which was sold from the fund before period end.

Note to shareholders: Fidelity® Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin America market. As of October 31, 2013, the fund did not have more than 25% of its total assets in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Latin America Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.36%
Actual		$ 1,000.00	$ 898.10	$ 6.51
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.92
Class T	1.63%
Actual		$ 1,000.00	$ 897.00	$ 7.79
HypotheticalA		$ 1,000.00	$ 1,016.99	$ 8.29
Class B	2.10%
Actual		$ 1,000.00	$ 894.70	$ 10.03
HypotheticalA		$ 1,000.00	$ 1,014.62	$ 10.66
Class C	2.11%
Actual		$ 1,000.00	$ 894.60	$ 10.08
HypotheticalA		$ 1,000.00	$ 1,014.57	$ 10.71
Latin America	1.05%
Actual		$ 1,000.00	$ 899.50	$ 5.03
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.35
Institutional Class	1.03%
Actual		$ 1,000.00	$ 899.40	$ 4.93
HypotheticalA		$ 1,000.00	$ 1,020.01	$ 5.24

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Latin America Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
Brazil	50.1%
Mexico	19.3%
Chile	14.0%
Colombia	8.8%
Peru	3.3%
United States of America*	2.7%
Spain	0.9%
France	0.5%
Panama	0.2%
Other	0.2%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
Brazil	46.3%
Mexico	23.8%
Chile	15.0%
Colombia	8.1%
United States of America*	4.4%
Peru	2.4%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.3	96.9
Short-Term Investments and Net Other Assets (Liabilities)	0.7	3.1
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
America Movil S.A.B. de CV Series L (Mexico, Wireless Telecommunication Services)	7.7	8.4
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	6.4	6.4
Itau Unibanco Holding SA (Brazil, Commercial Banks)	5.9	6.4
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR (Brazil, Beverages)	4.4	5.1
Petroleo Brasileiro SA - Petrobras (Brazil, Oil, Gas & Consumable Fuels)	3.8	4.0
Wal-Mart de Mexico SA de CV Series V (Mexico, Food & Staples Retailing)	3.3	4.4
Fomento Economico Mexicano S.A.B. de CV sponsored ADR (Mexico, Beverages)	3.1	5.1
CCR SA (Brazil, Transportation Infrastructure)	2.9	2.9
Vale SA (Brazil, Steel)	2.8	2.6
Grupo de Inversiones Suramerica SA (Colombia, Diversified Financial Services)	2.7	2.2
	43.0
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	24.5	26.7
Financials	22.8	19.5
Telecommunication Services	13.5	15.1
Energy	12.6	13.2
Materials	10.8	9.5
Industrials	5.4	6.2
Consumer Discretionary	5.1	2.5
Utilities	3.6	4.1
Information Technology	1.0	0.1

Annual Report

Fidelity Latin America Fund

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 78.0%
	Shares	Value
Brazil - 30.5%
Banco Bradesco SA	287,900	$ 4,614,985
Banco Bradesco SA (PN) sponsored ADR	159,621	2,301,735
BB Seguridade Participacoes SA	893,200	9,756,541
Brasil Foods SA	286,500	6,727,033
BTG Pactual Participations Ltd. unit	1,403,600	18,777,739
CCR SA	4,830,700	40,173,172
Cielo SA	451,800	13,714,133
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR (d)	337,370	17,010,195
Companhia de Bebidas das Americas (AmBev):
(PN) sponsored ADR	1,674,213	62,280,724
sponsored ADR (d)	341,625	12,691,369
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	960,500	10,178,676
Cyrela Brazil Realty SA	1,736,900	12,986,820
Embraer SA sponsored ADR	268,634	7,895,153
Estacio Participacoes SA	960,700	7,419,030
Industrias Romi SA (a)	490,000	1,367,065
Itau Unibanco Holding SA sponsored ADR	1,505,938	23,206,505
M. Dias Branco SA	240,900	11,298,707
Multiplus SA	1,954,300	24,208,475
Obrascon Huarte Lain Brasil SA	166,500	1,479,042
Petroleo Brasileiro SA - Petrobras:
(ON)	1,194,028	10,414,832
(PN) sponsored ADR (non-vtg.)	381,913	6,935,540
sponsored ADR	2,512,645	43,795,402
Souza Cruz SA	2,756,400	29,813,218
Telefonica Brasil SA sponsored ADR (d)	304,542	6,754,742
TIM Participacoes SA	2,087,495	10,641,547
Tractebel Energia SA	734,175	12,486,415
Vale SA:
(PN-A) sponsored ADR	851,775	12,469,986
sponsored ADR (d)	544,093	8,710,929
TOTAL BRAZIL		430,109,710
Canada - 0.1%
First Majestic Silver Corp. (a)	124,800	1,412,401
Chile - 12.7%
Aguas Andinas SA	14,673,069	9,939,591
Banco de Chile	65,951,092	10,052,634
Banco de Chile sponsored ADR (d)	114,754	10,537,860
Banco Santander Chile sponsored ADR (d)	1,000,709	24,577,413
CAP SA	795,964	16,531,502
Compania Cervecerias Unidas SA	2,143,530	28,747,785
Empresa Nacional de Telecomunicaciones SA (ENTEL)	1,759,033	27,069,709
Inversiones La Construccion SA	731,460	10,980,826
LATAM Airlines Group SA	239,915	3,973,995

	Shares	Value
LATAM Airlines Group SA sponsored ADR (d)	804,554	$ 13,315,369
S.A.C.I. Falabella	1,837,918	18,291,278
Sociedad Matriz SAAM SA	48,419,693	4,867,019
TOTAL CHILE		178,884,981
Colombia - 8.4%
Bolsa de Valores de Colombia	586,230,591	7,465,926
Cemex Latam Holdings SA	673,456	5,153,187
Ecopetrol SA	9,879,672	23,493,796
Ecopetrol SA ADR (d)	15,216	720,630
Empresa de Telecomunicaciones de Bogota	40,032,169	8,208,031
Grupo Aval Acciones y Valores SA	4,519,256	3,176,265
Grupo de Inversiones Suramerica SA	1,765,744	34,991,065
Inversiones Argos SA	2,984,600	34,603,570
TOTAL COLOMBIA		117,812,470
France - 0.5%
Carrefour SA	192,221	7,041,458
Luxembourg - 0.1%
Tenaris SA sponsored ADR	28,821	1,349,111
Mexico - 19.3%
America Movil S.A.B. de CV:
Series L	5,073,400	5,443,875
Series L sponsored ADR	4,789,573	102,544,757
Consorcio ARA S.A.B. de CV (a)	23,993,705	9,378,827
Controladora Commercial Mexicana S.A.B. de CV unit (d)	1,738,815	7,128,645
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	465,111	43,394,856
Gruma S.A.B. de CV Series B (a)	3,297,556	22,599,970
Grupo Financiero Inbursa S.A.B. de CV Series O	4,007,300	10,322,892
Grupo Financiero Santander Mexico S.A.B. de CV	4,260,900	11,926,503
Grupo Televisa SA de CV (CPO) sponsored ADR	25,200	767,088
Industrias Penoles SA de CV	288,178	8,431,811
Infraestructura Energetica Nova S.A.B. de CV	1,223,900	4,829,092
Wal-Mart de Mexico SA de CV Series V	17,693,248	45,998,580
TOTAL MEXICO		272,766,896
Panama - 0.2%
Banco Latinoamericano de Exporaciones SA (BLADEX) Series E	81,600	2,140,368
Peru - 3.3%
Alicorp SA Class C	3,176,608	9,909,001
Compania de Minas Buenaventura SA sponsored ADR	2,518,892	36,523,934
TOTAL PERU		46,432,935
Common Stocks - continued
	Shares	Value
Spain - 0.9%
Banco Bilbao Vizcaya Argentaria SA	602,964	$ 7,046,799
Distribuidora Internacional de Alimentacion SA	681,435	6,229,495
TOTAL SPAIN		13,276,294
United States of America - 2.0%
BPZ Energy, Inc. (a)(d)	3,060,350	6,151,304
First Cash Financial Services, Inc. (a)	315,945	19,111,513
Gran Tierra Energy, Inc. (Canada) (a)	463,100	3,491,072
TOTAL UNITED STATES OF AMERICA		28,753,889
TOTAL COMMON STOCKS (Cost $766,614,382)		1,099,980,513
Nonconvertible Preferred Stocks - 21.3%

Brazil - 19.6%
AES Tiete SA (PN) (non-vtg.)	703,145	6,873,884
Banco Bradesco SA (PN)	1,313,817	18,931,351
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (PN)	329,225	16,327,514
Companhia Energetica de Sao Paulo Series B	724,800	7,580,602
Forjas Taurus SA	1,566,600	1,510,515
Itau Unibanco Holding SA	3,919,750	60,540,733
Itausa-Investimentos Itau SA (PN)	6,267,322	26,997,437
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	9,159,971	83,536,384
Telefonica Brasil SA	1,294,413	28,526,547
Vale SA (PN-A)	1,777,600	26,058,559
TOTAL BRAZIL		276,883,526
Chile - 1.3%
Embotelladora Andina SA:
Class A	1,321,447	5,597,931
Class B	2,207,046	12,447,353
TOTAL CHILE		18,045,284

	Shares	Value
Colombia - 0.4%
Grupo Aval Acciones y Valores SA	2,897,449	$ 2,013,445
Grupo de Inversiones Suramerica SA	161,141	3,201,784
TOTAL COLOMBIA		5,215,229
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $219,156,548)		300,144,039
Money Market Funds - 4.1%

Fidelity Cash Central Fund, 0.09% (b)	8,000,693	8,000,693
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	50,236,716	50,236,716
TOTAL MONEY MARKET FUNDS (Cost $58,237,409)		58,237,409
TOTAL INVESTMENT PORTFOLIO - 103.4% (Cost $1,044,008,339)		1,458,361,961
NET OTHER ASSETS (LIABILITIES) - (3.4)%		(47,365,173)
NET ASSETS - 100%		$ 1,410,996,788
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 22,896
Fidelity Securities Lending Cash Central Fund	501,984
Total	$ 524,880
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 73,051,518	$ 73,051,518	$ -	$ -
Consumer Staples	345,243,834	345,243,834	-	-
Energy	179,888,071	179,888,071	-	-
Financials	322,672,319	315,625,520	7,046,799	-
Industrials	74,581,330	74,581,330	-	-
Information Technology	13,714,133	13,714,133	-	-
Materials	149,895,879	149,895,879	-	-
Telecommunication Services	189,189,208	189,189,208	-	-
Utilities	51,888,260	51,888,260	-	-
Money Market Funds	58,237,409	58,237,409	-	-
Total Investments in Securities:	$ 1,458,361,961	$ 1,451,315,162	$ 7,046,799	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Latin America Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $48,248,176) - See accompanying schedule: Unaffiliated issuers (cost $985,770,930)	$ 1,400,124,552
Fidelity Central Funds (cost $58,237,409)	58,237,409
Total Investments (cost $1,044,008,339)		$ 1,458,361,961
Foreign currency held at value (cost $2,216,036)		2,216,036
Receivable for investments sold		1,609
Receivable for fund shares sold		544,628
Dividends receivable		4,543,889
Distributions receivable from Fidelity Central Funds		32,242
Prepaid expenses		2,318
Other receivables		8,707
Total assets		1,465,711,390

Liabilities
Payable for investments purchased	$ 633,430
Payable for fund shares redeemed	2,161,625
Accrued management fee	830,522
Distribution and service plan fees payable	32,172
Other affiliated payables	344,982
Other payables and accrued expenses	475,155
Collateral on securities loaned, at value	50,236,716
Total liabilities		54,714,602

Net Assets		$ 1,410,996,788
Net Assets consist of:
Paid in capital		$ 769,670,329
Undistributed net investment income		18,836,319
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		208,543,792
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		413,946,348
Net Assets		$ 1,410,996,788

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($48,463,916 ÷ 1,190,399 shares)	$ 40.71

Maximum offering price per share (100/94.25 of $40.71)	$ 43.19
Class T: Net Asset Value and redemption price per share ($12,704,735 ÷ 312,328 shares)	$ 40.68

Maximum offering price per share (100/96.50 of $40.68)	$ 42.16
Class B: Net Asset Value and offering price per share ($4,764,250 ÷ 117,263 shares)A	$ 40.63

Class C: Net Asset Value and offering price per share ($15,184,519 ÷ 374,059 shares)A	$ 40.59

Latin America: Net Asset Value, offering price and redemption price per share ($1,324,748,455 ÷ 32,472,812 shares)	$ 40.80

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,130,913 ÷ 125,777 shares)	$ 40.79

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Latin America Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 59,989,795
Interest		70
Income from Fidelity Central Funds		524,880
Income before foreign taxes withheld		60,514,745
Less foreign taxes withheld		(4,239,642)
Total income		56,275,103

Expenses
Management fee	$ 13,229,127
Transfer agent fees	4,381,374
Distribution and service plan fees	503,129
Accounting and security lending fees	843,722
Custodian fees and expenses	928,497
Independent trustees' compensation	11,598
Registration fees	96,818
Audit	72,029
Legal	6,009
Interest	388
Miscellaneous	22,444
Total expenses before reductions	20,095,135
Expense reductions	(342,239)	19,752,896
Net investment income (loss)		36,522,207
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $101,531)	271,486,024
Foreign currency transactions	(1,062,388)
Total net realized gain (loss)		270,423,636
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $152,377)	(467,997,709)
Assets and liabilities in foreign currencies	(206,947)
Total change in net unrealized appreciation (depreciation)		(468,204,656)
Net gain (loss)		(197,781,020)
Net increase (decrease) in net assets resulting from operations		$ (161,258,813)

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 36,522,207	$ 58,892,289
Net realized gain (loss)	270,423,636	295,024,672
Change in net unrealized appreciation (depreciation)	(468,204,656)	(507,764,945)
Net increase (decrease) in net assets resulting from operations	(161,258,813)	(153,847,984)
Distributions to shareholders from net investment income	(45,716,095)	(46,233,461)
Distributions to shareholders from net realized gain	(164,648,488)	-
Total distributions	(210,364,583)	(46,233,461)
Share transactions - net increase (decrease)	(626,013,705)	(452,506,012)
Redemption fees	218,753	354,338
Total increase (decrease) in net assets	(997,418,348)	(652,233,119)

Net Assets
Beginning of period	2,408,415,136	3,060,648,255
End of period (including undistributed net investment income of $18,836,319 and undistributed net investment income of $34,109,670, respectively)	$ 1,410,996,788	$ 2,408,415,136

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 48.95	$ 52.38	$ 57.48	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.72	.92	1.15	.02
Net realized and unrealized gain (loss)	(4.73)	(3.66)	(5.87)	2.79
Total from investment operations	(4.01)	(2.74)	(4.72)	2.81
Distributions from net investment income	(.79)	(.70)	(.19)	(.80)
Distributions from net realized gain	(3.45)	-	(.20)	-
Total distributions	(4.24)	(.70)	(.39)	(.80)
Redemption fees added to paid in capital E	.01	.01	.01	- K
Net asset value, end of period	$ 40.71	$ 48.95	$ 52.38	$ 57.48
Total Return B,C,D	(8.93)%	(5.23)%	(8.26)%	5.14%
Ratios to Average Net Assets F,I
Expenses before reductions	1.37%	1.35%	1.34%	1.37% A
Expenses net of fee waivers, if any	1.37%	1.35%	1.34%	1.37% A
Expenses net of all reductions	1.35%	1.35%	1.34%	1.34% A
Net investment income (loss)	1.66%	1.80%	2.05%	.39% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 48,464	$ 69,654	$ 91,407	$ 115,626
Portfolio turnover rate G	23%	23%	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 48.88	$ 52.27	$ 57.47	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.61	.78	.99	.01
Net realized and unrealized gain (loss)	(4.74)	(3.65)	(5.85)	2.79
Total from investment operations	(4.13)	(2.87)	(4.86)	2.80
Distributions from net investment income	(.63)	(.53)	(.15)	(.80)
Distributions from net realized gain	(3.45)	-	(.20)	-
Total distributions	(4.08)	(.53)	(.35)	(.80)
Redemption fees added to paid in capital E	.01	.01	.01	- K
Net asset value, end of period	$ 40.68	$ 48.88	$ 52.27	$ 57.47
Total Return B,C,D	(9.17)%	(5.49)%	(8.50)%	5.12%
Ratios to Average Net Assets F,I
Expenses before reductions	1.63%	1.61%	1.61%	1.63% A
Expenses net of fee waivers, if any	1.63%	1.61%	1.61%	1.63% A
Expenses net of all reductions	1.61%	1.61%	1.61%	1.60% A
Net investment income (loss)	1.40%	1.54%	1.78%	.13% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,705	$ 19,334	$ 26,020	$ 36,820
Portfolio turnover rate G	23%	23%	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 48.72	$ 52.06	$ 57.44	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.40	.53	.72	(.02)
Net realized and unrealized gain (loss)	(4.74)	(3.63)	(5.84)	2.79
Total from investment operations	(4.34)	(3.10)	(5.12)	2.77
Distributions from net investment income	(.31)	(.25)	(.07)	(.80)
Distributions from net realized gain	(3.45)	-	(.20)	-
Total distributions	(3.76)	(.25)	(.27)	(.80)
Redemption fees added to paid in capital E	.01	.01	.01	- K
Net asset value, end of period	$ 40.63	$ 48.72	$ 52.06	$ 57.44
Total Return B,C,D	(9.60)%	(5.95)%	(8.94)%	5.06%
Ratios to Average Net Assets F,I
Expenses before reductions	2.12%	2.10%	2.10%	2.12% A
Expenses net of fee waivers, if any	2.12%	2.10%	2.10%	2.12% A
Expenses net of all reductions	2.10%	2.10%	2.10%	2.10% A
Net investment income (loss)	.91%	1.05%	1.29%	(.36)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,764	$ 9,492	$ 14,114	$ 20,392
Portfolio turnover rate G	23%	23%	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 48.73	$ 52.05	$ 57.44	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.40	.54	.73	(.02)
Net realized and unrealized gain (loss)	(4.74)	(3.64)	(5.84)	2.79
Total from investment operations	(4.34)	(3.10)	(5.11)	2.77
Distributions from net investment income	(.36)	(.23)	(.09)	(.80)
Distributions from net realized gain	(3.45)	-	(.20)	-
Total distributions	(3.81)	(.23)	(.29)	(.80)
Redemption fees added to paid in capital E	.01	.01	.01	- K
Net asset value, end of period	$ 40.59	$ 48.73	$ 52.05	$ 57.44
Total Return B,C,D	(9.62)%	(5.94)%	(8.93)%	5.06%
Ratios to Average Net Assets F,I
Expenses before reductions	2.12%	2.10%	2.08%	2.09% A
Expenses net of fee waivers, if any	2.12%	2.10%	2.08%	2.09% A
Expenses net of all reductions	2.10%	2.10%	2.08%	2.07% A
Net investment income (loss)	.91%	1.06%	1.31%	(.34)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,185	$ 27,405	$ 35,203	$ 48,329
Portfolio turnover rate G	23%	23%	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Latin America

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 49.09	$ 52.48	$ 57.50	$ 47.29	$ 28.69
Income from Investment Operations
Net investment income (loss) B	.87	1.09	1.34	1.07	.72
Net realized and unrealized gain (loss)	(4.74)	(3.67)	(5.88)	11.00	18.32
Total from investment operations	(3.87)	(2.58)	(4.54)	12.07	19.04
Distributions from net investment income	(.98)	(.82)	(.29)	(1.49)	(.46)
Distributions from net realized gain	(3.45)	-	(.20)	(.39)	-
Total distributions	(4.43)	(.82)	(.49)	(1.88)	(.46)
Redemption fees added to paid in capital B	.01	.01	.01	.02	.02
Net asset value, end of period	$ 40.80	$ 49.09	$ 52.48	$ 57.50	$ 47.29
Total Return A	(8.63)%	(4.91)%	(7.96)%	25.91%	67.88%
Ratios to Average Net Assets C,E
Expenses before reductions	1.04%	1.02%	1.00%	1.03%	1.07%
Expenses net of fee waivers, if any	1.04%	1.02%	1.00%	1.03%	1.07%
Expenses net of all reductions	1.03%	1.02%	1.00%	1.01%	1.05%
Net investment income (loss)	1.99%	2.14%	2.39%	2.10%	2.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,324,748	$ 2,274,601	$ 2,884,301	$ 4,283,462	$ 4,043,748
Portfolio turnover rate D	23%	23%	11%	56% F	52%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F The portfolio turnover rate does not include the assets acquired in the merger.

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 49.07	$ 52.51	$ 57.49	$ 55.47
Income from Investment Operations
Net investment income (loss) D	.87	1.08	1.32	.03
Net realized and unrealized gain (loss)	(4.74)	(3.67)	(5.88)	2.79
Total from investment operations	(3.87)	(2.59)	(4.56)	2.82
Distributions from net investment income	(.97)	(.86)	(.23)	(.80)
Distributions from net realized gain	(3.45)	-	(.20)	-
Total distributions	(4.42)	(.86)	(.43)	(.80)
Redemption fees added to paid in capital D	.01	.01	.01	- J
Net asset value, end of period	$ 40.79	$ 49.07	$ 52.51	$ 57.49
Total Return B,C	(8.63)%	(4.93)%	(7.98)%	5.15%
Ratios to Average Net Assets E,H
Expenses before reductions	1.03%	1.04%	1.04%	1.08% A
Expenses net of fee waivers, if any	1.03%	1.04%	1.04%	1.08% A
Expenses net of all reductions	1.01%	1.04%	1.04%	1.06% A
Net investment income (loss)	2.00%	2.12%	2.35%	.68% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,131	$ 7,928	$ 9,603	$ 12,868
Portfolio turnover rate F	23%	23%	11%	56% I

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Latin America Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Latin America and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 514,889,062
Gross unrealized depreciation	(101,624,195)
Net unrealized appreciation (depreciation) on securities and other investments	$ 413,264,867

Tax Cost	$ 1,045,097,094

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 18,836,911
Undistributed long-term capital gain	$ 209,632,547
Net unrealized appreciation (depreciation)	$ 413,009,970

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 45,716,095	$ 46,233,461
Long-term Capital Gains	164,648,488	-
Total	$ 210,364,583	$ 46,233,461

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $415,539,658 and $1,205,128,341, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 147,042	$ 3,467
Class T	.25%	.25%	79,698	1,065
Class B	.75%	.25%	68,553	51,415
Class C	.75%	.25%	207,836	19,782
			$ 503,129	$ 75,729

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 27,051
Class T	4,208
Class B*	11,774
Class C*	3,514
$ 46,547

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 176,560.30
Class T	49,934.31
Class B	20,537.30
Class C	62,116.30
Latin America	4,058,638.23
Institutional Class	13,589.21
	$ 4,381,374

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $18,366 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,442,000.39%		$ 388

Other. During the period, FMR reimbursed the Fund for certain losses in the amount of $9,785.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,461 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $501,984, including $11,698 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $316,869 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $25,370.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 1,098,761	$ 1,209,540
Class T	245,683	259,191
Class B	57,649	65,750
Class C	192,218	156,473
Latin America	43,971,155	44,398,764
Institutional Class	150,629	143,743
Total	$ 45,716,095	$ 46,233,461
From net realized gain
Class A	$ 4,828,947	$ -
Class T	1,341,152	-
Class B	641,573	-
Class C	1,868,040	-
Latin America	155,430,816	-
Institutional Class	537,960	-
Total	$ 164,648,488	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	232,318	250,504	$ 10,075,611	$ 12,951,683
Reinvestment of distributions	119,230	21,636	5,315,278	1,072,283
Shares redeemed	(584,100)	(594,208)	(25,288,174)	(30,101,636)
Net increase (decrease)	(232,552)	(322,068)	$ (9,897,285)	$ (16,077,670)
Class T
Shares sold	46,221	45,016	$ 2,015,673	$ 2,321,071
Reinvestment of distributions	34,933	5,062	1,559,775	251,031
Shares redeemed	(164,385)	(152,369)	(7,142,972)	(7,641,343)
Net increase (decrease)	(83,231)	(102,291)	$ (3,567,524)	$ (5,069,241)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class B
Shares sold	1,849	3,378	$ 84,642	$ 173,307
Reinvestment of distributions	13,236	1,105	592,836	54,795
Shares redeemed	(92,657)	(80,783)	(4,084,874)	(4,111,766)
Net increase (decrease)	(77,572)	(76,300)	$ (3,407,396)	$ (3,883,664)
Class C
Shares sold	46,994	55,877	$ 2,021,869	$ 2,923,684
Reinvestment of distributions	42,623	2,881	1,907,392	142,933
Shares redeemed	(277,980)	(172,705)	(12,111,471)	(8,681,626)
Net increase (decrease)	(188,363)	(113,947)	$ (8,182,210)	$ (5,615,009)
Latin America
Shares sold	3,510,227	6,405,350	$ 154,033,223	$ 336,749,510
Reinvestment of distributions	4,304,957	860,999	191,785,822	42,666,908
Shares redeemed	(21,678,292)	(15,886,221)	(945,202,869)	(800,304,511)
Net increase (decrease)	(13,863,108)	(8,619,872)	$ (599,383,824)	$ (420,888,093)
Institutional Class
Shares sold	62,065	84,374	$ 2,723,553	$ 4,329,443
Reinvestment of distributions	11,511	2,228	512,716	110,408
Shares redeemed	(109,367)	(107,894)	(4,811,735)	(5,412,186)
Net increase (decrease)	(35,791)	(21,292)	$ (1,575,466)	$ (972,335)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Nordic Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity Nordic Fund	46.42%	19.09%	12.15%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Nordic Fund on October 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the FTSE® Capped Nordic Index performed over the same period. Returns shown for the FTSE® Capped Nordic Index for periods prior to October 1, 2009 (its inception date) are returns of the uncapped FTSE Nordic Index.

Annual Report

Fidelity Nordic Fund

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Per Johansson, Portfolio Manager of Fidelity® Nordic Fund: For the year, the fund gained 46.42%, handily outpacing the FTSE® Capped Nordic Index, which gained 28.97%. Versus the index, stock picking in financials helped the most by far, with a stake in Vostok Nafta Investment providing the biggest boost. This Swedish investment manager with a primary focus on Russia experienced steady growth during the period, as the company started to streamline its holdings, prepared to sell some of its assets and narrowed its business model to focus on just a few opportunities. The position had grown substantially during the period due to strong performance. Also within financials, Jyske Bank performed very well. The Danish bank, which I had bought prior to the reporting period when I considered it to be undervalued, shored up its balance sheet and started its journey to consolidate smaller Dutch banks. As the stock improved, its valuation expanded toward what I considered more normal, and I reduced the position to take profits. Elsewhere, Intrum Justitia contributed after previously lingering among the fund's list of relative detractors. As Europe continued develeraging its debt, this Sweden-based credit-management company's operating environment improved. I viewed this company as a steady grower trading below its intrinsic value, so it remained a sizable holding for the fund. On the downside, the fund's position in Swedish e-commerce company CDON Group was disappointing. The company hasn't been able to execute its business plan effectively and has experienced inventory and supply-chain issues for its online retailing sites. I'll also mention Finland-based technology company Nokia. While shares of this major benchmark component experienced a positive run during the period, I maintained a below-index stake because it did not fit my investment criteria. Some of the stocks I've mentioned were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Nordic Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Actual	1.02%	$ 1,000.00	$ 1,214.70	$ 5.69
Hypothetical A		$ 1,000.00	$ 1,020.06	$ 5.19

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Nordic Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
Sweden	43.6%
Finland	20.7%
Denmark	15.4%
Bermuda	7.7%
Norway	3.5%
United States of America*	3.3%
United Kingdom	2.7%
Malta	2.4%
Bailiwick of Jersey	0.7%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
Sweden	43.8%
Denmark	17.4%
Finland	16.8%
Norway	12.3%
Bermuda	6.7%
Malta	3.4%
United States of America*	(0.4)%†

* Includes Short-Term Investments and Net Other Assets (Liabilities).
† United States of America is not included in the pie chart.
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.7	100.4
Short-Term Investments and Net Other Assets (Liabilities)	3.3	(0.4)
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Vostok Nafta Investment Ltd. SDR (Bermuda, Capital Markets)	6.1	5.0
Investment AB Kinnevik (B Shares) (Sweden, Diversified Financial Services)	4.2	3.0
Intrum Justitia AB (Sweden, Commercial Services & Supplies)	4.2	4.2
Sampo Oyj (A Shares) (Finland, Insurance)	4.2	4.5
Raisio Group PLC (V Shares) (Finland, Food Products)	4.2	3.9
Svenska Handelsbanken AB (A Shares) (Sweden, Commercial Banks)	4.1	5.4
Lassila & Tikahoja Oyj (Finland, Commercial Services & Supplies)	3.9	3.9
CDON Group AB (Sweden, Internet & Catalog Retail)	3.8	1.6
ASSA ABLOY AB (B Shares) (Sweden, Building Products)	3.8	4.8
Schibsted ASA (B Shares) (Norway, Media)	3.5	5.6
	42.0
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.2	30.6
Industrials	25.2	22.8
Consumer Discretionary	12.6	13.7
Consumer Staples	11.1	9.8
Health Care	8.1	8.1
Information Technology	6.2	8.3
Materials	5.7	2.7
Energy	1.6	4.4

Annual Report

Fidelity Nordic Fund

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
Bailiwick of Jersey - 0.7%
Black Earth Farming Ltd. unit (a)(d)	3,057,580	$ 3,066,993
Bermuda - 7.7%
BW Offshore Ltd.	4,988,145	6,845,759
Vostok Nafta Investment Ltd. SDR	3,309,800	26,942,994
TOTAL BERMUDA		33,788,753
Denmark - 15.4%
Ambu A/S Series B	208,300	9,385,018
Auriga Industries A/S Series B (a)	352,000	13,808,947
Christian Hansen Holding A/S	302,200	11,195,140
Jyske Bank A/S (Reg.) (a)	179,380	10,126,198
Novo Nordisk A/S Series B	80,001	13,324,378
Solar Holding A/S	174,102	9,920,161
TOTAL DENMARK		67,759,842
Finland - 20.7%
Amer Group PLC (A Shares)	614,800	12,638,035
Caverion Corp. (a)	706,000	5,521,372
Kesko Oyj	205,800	6,840,323
Lassila & Tikahoja Oyj	818,700	17,174,064
Nokia Corp. (a)(d)	1,627,000	12,366,483
Raisio Group PLC (V Shares)	3,135,992	18,266,362
Sampo Oyj (A Shares)	385,800	18,276,078
TOTAL FINLAND		91,082,717
Malta - 2.4%
Unibet Group PLC unit	258,961	10,390,330
Norway - 3.5%
Schibsted ASA (B Shares)	249,300	15,243,480
Sweden - 43.6%
AarhusKarlshamn AB	108,300	6,409,372
AF AB (B Shares)	479,950	15,183,486
ASSA ABLOY AB (B Shares)	333,000	16,531,678
Atlas Copco AB (A Shares)	100,900	2,799,642
Avanza Bank Holding AB	244,700	7,873,388
BioGaia AB	169,923	5,795,169
CDON Group AB (a)(d)	4,289,802	16,814,835
DIBS Payment Services AB (e)	958,000	6,652,726
East Capital Explorer AB (a)	987,400	8,342,551
Industrial & Financial Systems AB (IFS) (d)	362,353	8,331,818

	Shares	Value
Intrum Justitia AB	694,000	$ 18,474,395
Investment AB Kinnevik (B Shares)	505,700	18,635,838
Lindab International AB (a)	757,500	7,382,061
Nordea Bank AB	551,000	7,057,507
Saab AB (B Shares)	283,800	5,693,475
Svenska Handelsbanken AB (A Shares)	394,400	17,869,591
Swedish Match Co. AB	425,700	14,045,364
Vitrolife AB	615,700	7,529,915
TOTAL SWEDEN		191,422,811
United Kingdom - 2.7%
G4S PLC (United Kingdom)	2,800,700	11,743,030
TOTAL COMMON STOCKS (Cost $331,161,765)		424,497,956
Money Market Funds - 8.8%

Fidelity Cash Central Fund, 0.09% (b)	18,483,622	18,483,622
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	20,401,399	20,401,399
TOTAL MONEY MARKET FUNDS (Cost $38,885,021)		38,885,021
TOTAL INVESTMENT PORTFOLIO - 105.5% (Cost $370,046,786)		463,382,977
NET OTHER ASSETS (LIABILITIES) - (5.5)%		(24,236,307)
NET ASSETS - 100%		$ 439,146,670
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,313
Fidelity Securities Lending Cash Central Fund	649,482
Total	$ 653,795
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
DIBS Payment Services AB	$ 6,451,061	$ 996,282	$ 61,217	$ 373,244	$ 6,652,726
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 55,086,680	$ 55,086,680	$ -	$ -
Consumer Staples	48,628,414	48,628,414	-	-
Energy	6,845,759	6,845,759	-	-
Financials	115,124,145	115,124,145	-	-
Health Care	36,034,480	22,710,102	13,324,378	-
Industrials	110,423,364	110,423,364	-	-
Information Technology	27,351,027	14,984,544	12,366,483	-
Materials	25,004,087	25,004,087	-	-
Money Market Funds	38,885,021	38,885,021	-	-
Total Investments in Securities:	$ 463,382,977	$ 437,692,116	$ 25,690,861	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Nordic Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $19,024,934) - See accompanying schedule: Unaffiliated issuers (cost $324,062,126)	$ 417,845,230
Fidelity Central Funds (cost $38,885,021)	38,885,021
Other affiliated issuers (cost $7,099,639)	6,652,726
Total Investments (cost $370,046,786)		$ 463,382,977
Receivable for fund shares sold		1,259,713
Distributions receivable from Fidelity Central Funds		25,018
Prepaid expenses		1,118
Other receivables		3,795
Total assets		464,672,621

Liabilities
Payable for investments purchased	$ 4,541,940
Payable for fund shares redeemed	177,711
Accrued management fee	240,561
Other affiliated payables	84,603
Other payables and accrued expenses	79,737
Collateral on securities loaned, at value	20,401,399
Total liabilities		25,525,951

Net Assets		$ 439,146,670
Net Assets consist of:
Paid in capital		$ 446,637,894
Undistributed net investment income		8,385,928
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(109,210,267)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		93,333,115
Net Assets, for 10,002,125 shares outstanding		$ 439,146,670
Net Asset Value, offering price and redemption price per share ($439,146,670 ÷ 10,002,125 shares)		$ 43.91

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends (including $373,244 earned from other affiliated issuers)		$ 12,397,523
Interest		126,755
Income from Fidelity Central Funds (including $649,482 from security lending)		653,795
Income before foreign taxes withheld		13,178,073
Less foreign taxes withheld		(1,365,996)
Total income		11,812,077

Expenses
Management fee	$ 2,358,007
Transfer agent fees	769,502
Accounting and security lending fees	176,578
Custodian fees and expenses	82,126
Independent trustees' compensation	1,876
Registration fees	27,683
Audit	65,007
Legal	807
Miscellaneous	2,268
Total expenses before reductions	3,483,854
Expense reductions	(73,889)	3,409,965
Net investment income (loss)		8,402,112
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	30,530,773
Other affiliated issuers	2,223
Foreign currency transactions	(77,059)
Total net realized gain (loss)		30,455,937
Change in net unrealized appreciation (depreciation) on: Investment securities	89,429,087
Assets and liabilities in foreign currencies	(3,342)
Total change in net unrealized appreciation (depreciation)		89,425,745
Net gain (loss)		119,881,682
Net increase (decrease) in net assets resulting from operations		$ 128,283,794

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,402,112	$ 7,525,589
Net realized gain (loss)	30,455,937	(13,188,687)
Change in net unrealized appreciation (depreciation)	89,425,745	20,467,125
Net increase (decrease) in net assets resulting from operations	128,283,794	14,804,027
Distributions to shareholders from net investment income	(5,930,609)	(7,290,470)
Share transactions Proceeds from sales of shares	102,329,656	33,108,526
Reinvestment of distributions	5,720,237	7,043,836
Cost of shares redeemed	(88,249,829)	(111,655,692)
Net increase (decrease) in net assets resulting from share transactions	19,800,064	(71,503,330)
Redemption fees	42,742	40,364
Total increase (decrease) in net assets	142,195,991	(63,949,409)

Net Assets
Beginning of period	296,950,679	360,900,088
End of period (including undistributed net investment income of $8,385,928 and undistributed net investment income of $5,914,425, respectively)	$ 439,146,670	$ 296,950,679
Other Information Shares
Sold	2,653,497	1,108,092
Issued in reinvestment of distributions	185,181	258,205
Redeemed	(2,539,813)	(3,857,413)
Net increase (decrease)	298,865	(2,491,116)

Financial Highlights

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 30.60	$ 29.60	$ 32.27	$ 26.33	$ 20.75
Income from Investment Operations
Net investment income (loss) B	.90	.70 E	.47	.33	.35
Net realized and unrealized gain (loss)	13.04	.91	(2.86)	5.94	6.29
Total from investment operations	13.94	1.61	(2.39)	6.27	6.64
Distributions from net investment income	(.63)	(.61)	(.29)	(.34)	(1.06)
Redemption fees added to paid in capital B	- G	- G	.01	.01	- G
Net asset value, end of period	$ 43.91	$ 30.60	$ 29.60	$ 32.27	$ 26.33
Total Return A	46.42%	5.69%	(7.49)%	24.05%	34.90%
Ratios to Average Net Assets C,F
Expenses before reductions	1.04%	1.08%	1.05%	1.12%	1.15%
Expenses net of fee waivers, if any	1.04%	1.08%	1.05%	1.12%	1.15%
Expenses net of all reductions	1.02%	1.04%	.99%	1.10%	1.12%
Net investment income (loss)	2.50%	2.40% E	1.40%	1.16%	1.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 439,147	$ 296,951	$ 360,900	$ 457,775	$ 334,414
Portfolio turnover rate D	61%	193%	265%	80%	107%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a large, non-recurring dividend which amounted to $.17 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.83%. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Nordic Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, is included at the end of the Fund's Schedule of Investments.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 83,015,232
Gross unrealized depreciation	(10,660,246)
Net unrealized appreciation (depreciation) on securities and other investments	$ 72,354,986

Tax Cost	$ 391,027,991

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 27,033,155
Capital loss carryforward	$ (106,876,288)
Net unrealized appreciation (depreciation)	$ 72,351,910

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (106,876,288)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 5,930,609	$ 7,290,470

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $218,499,281 and $204,366,433, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $704 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any

Annual Report

7. Security Lending - continued

cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount to the Fund in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $65,922 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $7,967.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Pacific Basin Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity Pacific Basin Fund	30.58%	22.56%	10.37%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Pacific Basin Fund on October 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Pacific Index performed over the same period.

Annual Report

Fidelity Pacific Basin Fund

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Dale Nicholls, Portfolio Manager of Fidelity® Pacific Basin Fund for most of the reporting period: For the year, the fund returned 30.58%, handily beating the 20.34% gain of the MSCI® AC (All Country) Pacific Index. Versus the index, stock selection in emerging markets - especially China, Malaysia and Thailand - provided a significant boost. Picks in Japan also meaningfully bolstered our results, as I was able to identify some winners that benefited from recently elected Prime Minister Shinzo Abe's boldly stimulative fiscal and monetary policies. In fact, five of the 10 largest relative contributors were Japanese stocks, among them telecommunication services provider SoftBank. This stock more than doubled amid investor optimism over the company's recent acquisition of U.S. wireless carrier Sprint Nextel and increasing estimates of the value of SoftBank's 37% stake in Chinese e-commerce giant Alibaba, which is expected to have its initial public offering in 2014. Another standout was ORIX, Japan's leading diversified financial services company. This stock posted a solid gain amid the surge in liquidity resulting from the government's efforts to reinvigorate the Japanese economy. However, the top relative contributor was a non-index position in SouFun Holdings, the largest property Internet portal in China. Amid a continued boom in real estate development and increasing use of online platforms to advertise listings, this firm reported a series of strong earnings results that lifted its stock to a gain of more than 200%. SouFun Holdings was not held at period end, and our stake in ORIX was roughly halved during the period. Conversely, one noteworthy detractor was Japan's Fujibo Holdings, a manufacturer of industrial textiles, including screen-polishing materials for Apple products. Fujibo's stock declined following disappointing sales and earnings guidance resulting from price declines and a build-up of inventories of the company's products at Apple, and the position was eliminated. Also weighing on performance was Singapore-based Goodpack, which leases intermediate bulk containers. Lackluster shipping volumes and lower profit margins due to interest costs on a loan curbed profits and hampered the stock. Fujibo and Goodpack both were non-index holdings. One strong performer in the index that the fund didn't own - and that detracted from relative performance as a result - was Japanese automaker Toyota Motor. I thought this stock was richly valued compared with its Korean competitors and their superior growth prospects, but the December election of Prime Minister Abe triggered a massive depreciation of the yen and sizable share-price gains for large-cap exporters like Toyota, whose global competitive position was materially improved by a cheaper currency.
Note to shareholders: John Dance became Portfolio Manager of Fidelity® Pacific Basin Fund on October 1, 2013.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Pacific Basin Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Actual	1.21%	$ 1,000.00	$ 1,068.20	$ 6.31
HypotheticalA		$ 1,000.00	$ 1,019.11	$ 6.16

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Pacific Basin Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
Japan	35.6%
Australia	13.1%
Cayman Islands	10.5%
Korea (South)	7.4%
Taiwan	4.4%
Singapore	4.3%
United States ofAmerica*	4.2%
Hong Kong	3.8%
Bermuda	3.8%
Other	12.9%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
Japan	36.4%
Cayman Islands	15.8%
Korea (South)	9.7%
Australia	6.8%
Indonesia	5.6%
Bermuda	4.3%
Singapore	3.3%
Hong Kong	3.0%
Taiwan	2.9%
Other*	12.2%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.7	98.8
Short-Term Investments and Net Other Assets (Liabilities)	3.3	1.2
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	3.0	2.6
SoftBank Corp. (Japan, Wireless Telecommunication Services)	2.9	2.5
ORIX Corp. (Japan, Diversified Financial Services)	2.6	3.8
Commonwealth Bank of Australia (Australia, Commercial Banks)	2.4	0.0
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.1	0.0
Australia & New Zealand Banking Group Ltd. (Australia, Commercial Banks)	1.8	0.0
Cheung Kong Infrastructure Holdings Ltd. (Bermuda, Electric Utilities)	1.6	0.4
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.5	1.0
Sumitomo Mitsui Financial Group, Inc. (Japan, Commercial Banks)	1.5	0.0
AIA Group Ltd. (Hong Kong, Insurance)	1.5	1.2
	20.9
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.6	20.4
Consumer Discretionary	15.5	19.1
Industrials	13.8	14.7
Information Technology	12.2	21.5
Consumer Staples	9.7	5.5
Health Care	9.1	6.6
Telecommunication Services	4.6	2.5
Materials	4.1	5.8
Utilities	2.4	1.2
Energy	1.7	1.5

Annual Report

Fidelity Pacific Basin Fund

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
Australia - 13.1%
Ansell Ltd.	321,461	$ 5,921,625
ARB Corp. Ltd.	289,695	3,189,831
Austal Ltd. (a)	1,145,555	817,455
Australia & New Zealand Banking Group Ltd.	409,926	13,111,022
Brambles Ltd.	604,183	5,310,705
Commonwealth Bank of Australia	238,278	17,133,859
CSL Ltd.	119,174	7,828,293
Goodman Group unit	1,144,347	5,472,793
Invocare Ltd.	319,066	3,305,155
Karoon Gas Australia Ltd. (a)	326,406	1,366,667
Magellan Financial Group Ltd.	251,802	2,653,596
QRxPharma Ltd. (a)(d)	656,257	431,082
SEEK Ltd.	246,449	3,025,777
Slater & Gordon Ltd.	957,128	3,500,916
Transurban Group unit	872,677	5,856,156
Woodside Petroleum Ltd.	170,943	6,272,022
Woolworths Ltd.	288,568	9,518,628
TOTAL AUSTRALIA		94,715,582
Bermuda - 3.8%
Brilliance China Automotive Holdings Ltd.	2,610,000	4,564,891
Cheung Kong Infrastructure Holdings Ltd.	1,687,000	11,739,153
China Animal Healthcare Ltd. (a)	10,068,000	3,220,513
Hongkong Land Holdings Ltd.	1,236,000	7,613,760
REXLot Holdings Ltd.	11,967	1,050
TOTAL BERMUDA		27,139,367
Cayman Islands - 10.5%
21Vianet Group, Inc. ADR (a)(d)	200,200	3,603,600
Airtac International Group	398,590	2,884,310
AMVIG Holdings Ltd.	9,408,000	4,417,015
Bitauto Holdings Ltd. ADR (a)(d)	161,370	3,955,179
China Automation Group Ltd.	3,709,000	779,785
China High Precision Automation Group Ltd.	1,875,000	72,553
China Metal Recycling (Holdings) Ltd. (a)	2,572,200	3
China State Construction International Holdings Ltd.	1,302	2,193
Cimc Enric Holdings Ltd.	2,326,000	3,276,141
ENN Energy Holdings Ltd.	848,000	5,025,874
Greatview Aseptic Pack Co. Ltd.	3,683,000	2,318,205
Haitian International Holdings Ltd.	1,666,000	4,014,044
Hengan International Group Co. Ltd.	500,500	6,129,560
Hutchison China Meditech Ltd. (a)	69	698
Integrated Waste Solutions Group Health Ltd. (a)	11,590,000	819,208
Kingdee International Software Group Co. Ltd. (a)	1,513	488
New Oriental Education & Technology Group, Inc. sponsored ADR	221,600	5,808,136

	Shares	Value
Pactera Technology International Ltd. ADR	12	$ 85
Perfect World Co. Ltd. sponsored ADR Class B	75	1,315
Royale Furniture Holdings Ltd.	21,567,865	1,126,659
Sands China Ltd.	898,400	6,384,863
Tencent Holdings Ltd.	204,800	11,179,074
Vipshop Holdings Ltd. ADR (a)(d)	28,200	1,943,826
Want Want China Holdings Ltd.	3,162,000	4,861,478
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	243,800	7,131,150
TOTAL CAYMAN ISLANDS		75,735,442
China - 2.6%
China Longyuan Power Grid Corp. Ltd. (H Shares)	284,000	326,382
Industrial & Commercial Bank of China Ltd. (H Shares)	14,414,000	10,095,192
Tsingtao Brewery Co. Ltd. (H Shares)	996,000	8,157,616
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	10	32
TOTAL CHINA		18,579,222
Hong Kong - 3.8%
AIA Group Ltd.	2,148,000	10,902,077
Galaxy Entertainment Group Ltd. (a)	842,000	6,282,691
Lenovo Group Ltd.	2,958,000	3,166,697
Magnificent Estates Ltd.	67,338,000	3,257,030
Techtronic Industries Co. Ltd.	1,642,500	4,131,143
TOTAL HONG KONG		27,739,638
India - 3.0%
Asian Paints India Ltd.	360,763	3,158,081
Britannia Industries Ltd.	334,421	5,098,748
Housing Development Finance Corp. Ltd.	187,495	2,601,545
Petronet LNG Ltd.	2,121,402	4,277,298
Sun Pharmaceutical Industries Ltd.	345,549	3,413,771
United Spirits Ltd.	72,195	3,015,721
TOTAL INDIA		21,565,164
Indonesia - 1.0%
PT Bank Central Asia Tbk	4,792,000	4,442,328
PT Gudang Garam Tbk	253,000	828,179
PT MNC Sky Vision Tbk (a)	8,196,000	1,690,450
TOTAL INDONESIA		6,960,957
Italy - 0.9%
Prada SpA	649,300	6,331,366
Japan - 35.6%
ACOM Co. Ltd. (a)	422,200	1,653,196
AEON Mall Co. Ltd.	160,210	4,550,119
Asahi Group Holdings	217,200	5,874,069
Astellas Pharma, Inc.	152,100	8,479,025
Calbee, Inc.	164,700	4,321,622
Create SD Holdings Co. Ltd.	70,600	2,573,659
Common Stocks - continued
	Shares	Value
Japan - continued
Daikin Industries Ltd.	110,700	$ 6,368,947
Daito Trust Construction Co. Ltd.	43,700	4,461,934
East Japan Railway Co.	93,800	8,148,471
Fuji Heavy Industries Ltd.	167,000	4,566,036
GMO Internet, Inc.	1,200	13,642
Hajime Construction Co. Ltd. (d)	64,200	4,426,686
Hamakyorex Co. Ltd.	81,100	2,243,871
Harmonic Drive Systems, Inc.	206,500	4,445,551
Hitachi Capital Corp.	78,000	2,097,831
ISE Chemical Corp.	432,000	3,733,803
Japan Exchange Group, Inc.	107,800	2,506,150
Japan Tobacco, Inc.	236,400	8,553,823
Kansai Paint Co. Ltd.	286,000	3,842,949
KDDI Corp.	157,100	8,507,985
Keyence Corp.	18,600	7,971,774
Message Co. Ltd.	116,800	3,296,893
Miraca Holdings, Inc.	117,600	5,298,824
Miraial Co. Ltd. (d)	113,600	1,842,693
Mitsui Fudosan Co. Ltd.	252,000	8,347,728
MS&AD Insurance Group Holdings, Inc.	155,700	4,025,990
Nihon M&A Center, Inc.	96,400	7,434,906
Nihon Nohyaku Co. Ltd.	243,000	2,912,642
Nihon Parkerizing Co. Ltd.	203,000	3,965,617
Nippon Seiki Co. Ltd.	412,000	6,717,213
Nitori Holdings Co. Ltd.	58,750	5,511,086
Nitta Corp.	155,100	3,266,807
ORIX Corp.	1,065,300	18,452,154
Rakuten, Inc.	487,300	6,349,344
Rinnai Corp.	49,000	3,792,605
Rohto Pharmaceutical Co. Ltd.	472,000	6,849,809
Sanix, Inc. (a)	202,100	2,187,260
Sankyo Seiko Co. Ltd.	382,200	1,300,377
Sega Sammy Holdings, Inc.	92,100	2,361,034
Seven Bank Ltd.	1,298,000	4,593,954
Ship Healthcare Holdings, Inc.	92,200	3,783,369
SoftBank Corp.	281,900	21,051,984
Sony Financial Holdings, Inc.	171,600	3,204,215
Sumitomo Mitsui Financial Group, Inc.	226,800	10,962,581
Toshiba Plant Systems & Services Corp.	244,000	4,305,224
Toyo Engineering Corp.	660,000	2,812,238
Unicharm Corp. (d)	134,000	8,606,674
Yamato Kogyo Co. Ltd.	91,100	3,376,549
TOTAL JAPAN		255,950,913
Korea (South) - 7.4%
Hyundai Home Shopping Network Corp.	17,873	2,829,284
Hyundai Motor Co.	42,049	10,024,115
Hyundai Wia Corp.	12,404	2,138,862
Korea Plant Service & Engineering Co. Ltd.	102,936	5,218,184
Korean Reinsurance Co.	255,290	2,862,534

	Shares	Value
NHN Corp.	11,974	$ 6,735,711
Samsung Electronics Co. Ltd.	15,355	21,196,155
Soulbrain Co. Ltd.	47,213	2,357,802
TOTAL KOREA (SOUTH)		53,362,647
Malaysia - 1.5%
Bursa Malaysia Bhd	757,500	1,929,447
JobStreet Corp. Bhd	12,693,400	8,645,908
WCT Holdings Bhd	83,200	64,578
TOTAL MALAYSIA		10,639,933
New Zealand - 0.9%
Diligent Board Member Services, Inc. (a)	416,547	1,507,017
Ryman Healthcare Group Ltd.	843,377	5,259,552
TOTAL NEW ZEALAND		6,766,569
Philippines - 0.0%
Alliance Global Group, Inc.	42	26
Singapore - 4.3%
CSE Global Ltd.	5,798,500	4,411,192
Global Logistic Properties Ltd.	2,154,000	5,358,123
Goodpack Ltd.	3,837,800	5,916,428
OSIM International Ltd.	2,739,000	4,652,463
Parkway Life REIT	2,233,000	4,368,210
United Overseas Bank Ltd.	385,000	6,459,024
TOTAL SINGAPORE		31,165,440
Taiwan - 4.4%
CTCI Corp.	1,205,000	2,104,196
King Slide Works Co. Ltd.	487,000	4,301,682
LITE-ON Technology Corp.	687	1,200
Lung Yen Life Service Co. Ltd.	542,000	1,638,797
Merida Industry Co. Ltd.	417,000	3,159,198
Taiwan Semiconductor Manufacturing Co. Ltd.	4,007,000	14,740,214
Tong Hsing Electronics Industries Ltd.	1,048,096	5,536,909
TOTAL TAIWAN		31,482,196
Thailand - 1.7%
Advanced Info Service PCL (For. Reg.)	403,000	3,301,687
Thai Beverage PCL	7,157,000	3,140,046
Toyo-Thai Corp. PCL	4,548,726	5,626,537
TOTAL THAILAND		12,068,270
United Kingdom - 1.3%
Daqin Railway Co. Ltd. (A Shares)(UBS Warrant Programme) warrants 3/26/14 (a)	1,627,847	1,965,863
SAIC Motor Corp. Ltd. Class A (UBS Warrant Programme) warrants 9/16/14 (a)	744,982	1,752,899
Standard Chartered PLC (Hong Kong)	231,500	5,568,780
TOTAL UNITED KINGDOM		9,287,542
United States of America - 0.9%
AsiaInfo-Linkage, Inc. (a)	195,800	2,271,280
Common Stocks - continued
	Shares	Value
United States of America - continued
GI Dynamics, Inc. CDI (a)	4,198,289	$ 3,174,410
YOU On Demand Holdings, Inc. (a)	440,068	783,321
TOTAL UNITED STATES OF AMERICA		6,229,011
TOTAL COMMON STOCKS (Cost $567,588,282)		695,719,285
Money Market Funds - 3.4%

Fidelity Cash Central Fund, 0.09% (b)	15,557,422	15,557,422
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	8,898,828	8,898,828
TOTAL MONEY MARKET FUNDS (Cost $24,456,250)		24,456,250
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $592,044,532)	720,175,535
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(500,466)
NET ASSETS - 100%	$ 719,675,069
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 15,215
Fidelity Securities Lending Cash Central Fund	474,733
Total	$ 489,948
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 111,768,428	$ 76,744,047	$ 30,597,695	$ 4,426,686
Consumer Staples	70,679,855	40,750,008	29,929,847	-
Energy	11,915,987	11,915,987	-	-
Financials	169,146,904	100,572,290	68,574,614	-
Health Care	64,089,014	36,381,094	27,707,920	-
Industrials	99,876,588	57,844,105	41,213,275	819,208
Information Technology	88,206,778	63,565,902	24,568,323	72,553
Materials	30,082,666	12,251,103	17,831,560	3
Telecommunication Services	32,861,656	3,301,687	29,559,969	-
Utilities	17,091,409	17,091,409	-	-
Money Market Funds	24,456,250	24,456,250	-	-
Total Investments in Securities:	$ 720,175,535	$ 444,873,882	$ 269,983,203	$ 5,318,450

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 119,727,954
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Pacific Basin Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $8,493,940) - See accompanying schedule: Unaffiliated issuers (cost $567,588,282)	$ 695,719,285
Fidelity Central Funds (cost $24,456,250)	24,456,250
Total Investments (cost $592,044,532)		$ 720,175,535
Foreign currency held at value (cost $11)		11
Receivable for investments sold		7,883,550
Receivable for fund shares sold		862,228
Dividends receivable		1,229,033
Distributions receivable from Fidelity Central Funds		16,101
Prepaid expenses		2,232
Other receivables		51,500
Total assets		730,220,190

Liabilities
Payable for investments purchased	$ 239,094
Payable for fund shares redeemed	501,302
Accrued management fee	533,701
Other affiliated payables	139,763
Other payables and accrued expenses	232,433
Collateral on securities loaned, at value	8,898,828
Total liabilities		10,545,121

Net Assets		$ 719,675,069
Net Assets consist of:
Paid in capital		$ 519,489,340
Undistributed net investment income		2,466,476
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		69,698,394
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		128,020,859
Net Assets, for 22,867,413 shares outstanding		$ 719,675,069
Net Asset Value, offering price and redemption price per share ($719,675,069 ÷ 22,867,413 shares)		$ 31.47

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 10,950,573
Interest		55
Income from Fidelity Central Funds		489,948
Income before foreign taxes withheld		11,440,576
Less foreign taxes withheld		(670,300)
Total income		10,770,276

Expenses
Management fee Basic fee	$ 4,618,317
Performance adjustment	1,452,298
Transfer agent fees	1,326,399
Accounting and security lending fees	330,745
Custodian fees and expenses	210,915
Independent trustees' compensation	3,856
Registration fees	28,756
Audit	82,352
Legal	3,298
Miscellaneous	5,216
Total expenses before reductions	8,062,152
Expense reductions	(82,740)	7,979,412
Net investment income (loss)		2,790,864
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $136,077)	116,529,612
Foreign currency transactions	(259,114)
Total net realized gain (loss)		116,270,498
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $27,530)	53,115,359
Assets and liabilities in foreign currencies	29,562
Total change in net unrealized appreciation (depreciation)		53,144,921
Net gain (loss)		169,415,419
Net increase (decrease) in net assets resulting from operations		$ 172,206,283

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Pacific Basin Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,790,864	$ 7,891,504
Net realized gain (loss)	116,270,498	3,649,505
Change in net unrealized appreciation (depreciation)	53,144,921	37,684,059
Net increase (decrease) in net assets resulting from operations	172,206,283	49,225,068
Distributions to shareholders from net investment income	(6,773,254)	(3,487,165)
Distributions to shareholders from net realized gain	(10,772,479)	(2,493,225)
Total distributions	(17,545,733)	(5,980,390)
Share transactions Proceeds from sales of shares	137,800,185	39,444,014
Reinvestment of distributions	16,854,631	5,724,533
Cost of shares redeemed	(170,997,087)	(229,658,785)
Net increase (decrease) in net assets resulting from share transactions	(16,342,271)	(184,490,238)
Redemption fees	103,129	45,917
Total increase (decrease) in net assets	138,421,408	(141,199,643)

Net Assets
Beginning of period	581,253,661	722,453,304
End of period (including undistributed net investment income of $2,466,476 and undistributed net investment income of $6,554,336, respectively)	$ 719,675,069	$ 581,253,661
Other Information Shares
Sold	4,984,798	1,702,098
Issued in reinvestment of distributions	691,047	257,613
Redeemed	(6,195,426)	(10,038,333)
Net increase (decrease)	(519,581)	(8,078,622)

Financial Highlights

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 24.85	$ 22.96	$ 25.11	$ 19.88	$ 12.84
Income from Investment Operations
Net investment income (loss) B	.12	.30	.21	.21	.20
Net realized and unrealized gain (loss)	7.26	1.79	(1.51)	5.86	6.90
Total from investment operations	7.38	2.09	(1.30)	6.07	7.10
Distributions from net investment income	(.29)	(.12)	(.20)	(.15)	(.07)
Distributions from net realized gain	(.47)	(.08)	(.66)	(.70)	-
Total distributions	(.76)	(.20)	(.86)	(.85)	(.07)
Redemption fees added to paid in capital B	- F	- F	.01	.01	.01
Net asset value, end of period	$ 31.47	$ 24.85	$ 22.96	$ 25.11	$ 19.88
Total Return A	30.58%	9.22%	(5.44)%	31.65%	55.77%
Ratios to Average Net Assets C, E
Expenses before reductions	1.23%	1.28%	1.14%	1.07%	.90%
Expenses net of fee waivers, if any	1.22%	1.28%	1.13%	1.07%	.90%
Expenses net of all reductions	1.21%	1.26%	1.10%	1.03%	.85%
Net investment income (loss)	.42%	1.29%	.81%	.95%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 719,675	$ 581,254	$ 722,453	$ 836,913	$ 609,209
Portfolio turnover rate D	82%	26%	59%	66%	91%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. FAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Pacific Basin Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 127,733,391
Gross unrealized depreciation	(20,192,976)
Net unrealized appreciation (depreciation) on securities and other investments	$ 107,540,415

Tax Cost	$ 612,635,120

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 23,518,253
Undistributed long-term capital gain	$ 69,237,727
Net unrealized appreciation (depreciation)	$ 107,534,410

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 17,545,733	$ 5,980,390

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $526,082,267 and $578,341,554, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .92% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,877 for the period.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,395 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $474,733, including $16,936 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount to the Fund in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $59,893 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $22,847.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund (each a fund of Fidelity Investment Trust) at October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Investment Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2013

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Europe Capital Appreciation Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Europe Capital Appreciation Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the funds (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Canada Fund	12/09/13	12/06/13	$0.239	$0.320
Fidelity China Region Fund	12/09/13	12/06/13	$0.379	$3.306
Fidelity Emerging Markets Fund	12/09/13	12/06/13	$0.004	$0.000
Fidelity Europe Fund	12/09/13	12/06/13	$0.520	$0.024
Fidelity Europe Capital Appreciation Fund	12/09/13	12/06/13	$0.366	$0.000
Fidelity Japan Fund	12/09/13	12/06/13	$0.105	$0.009
Fidelity Japan Smaller Companies Fund	12/09/13	12/06/13	$0.017	$0.311
Fidelity Latin America Fund	12/09/13	12/06/13	$0.661	$6.250
Fidelity Nordic Fund	12/09/13	12/06/13	$0.829	$1.797
Fidelity Pacific Basin Fund	12/09/13	12/06/13	$0.157	$3.933
Fidelity Emerging Asia Fund	12/09/13	12/06/13	$0.387	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2013, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Canada Fund	$54,802,785
Fidelity China Region Fund	$120,314,075
Fidelity Latin America Fund	$266,757,493
Fidelity Pacific Basin Fund	$69,237,727

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	December 07, 2012	December 28, 2012
Fidelity Canada Fund	100%	-
Fidelity China Region Fund	51%	-
Fidelity Emerging Markets Fund	99%	100%
Fidelity Europe Fund	100%	-
Fidelity Europe Capital Appreciation Fund	100%	-
Fidelity Japan Fund	100%	-
Fidelity Japan Smaller Companies Fund	71%	-
Fidelity Latin America Fund	83%	-
Fidelity Nordic Fund	98%	-
Fidelity Pacific Basin Fund	37%
Fidelity Emerging Asia Fund	73%	-

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fidelity Canada Fund
December 7, 2012	4%

Fidelity Emerging Markets Fund
December 7, 2012	1%
December 27, 2012	6%

Fidelity Europe Fund
December 7, 2012	1%

Fidelity Europe Capital Appreciation Fund
December 7, 2012	3%

Fidelity Latin America Fund
December 7, 2012	5%

Fidelity Emerging Asia Fund
December 7, 2012	1%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
Fidelity Canada Fund	12/10/12	$0.888	$0.1441
Fidelity China Region Fund	12/10/12	$0.495	$0.0650
Fidelity Emerging Markets Fund	12/10/12	$0.354	$0.0615
	12/28/12	$0.011	$0.0000
Fidelity Europe	12/10/12	$0.478	$0.0567
Fidelity Europe Capital Appreciation Fund	12/10/12	$0.311	$0.0238
Fidelity Japan	12/10/12	$0.107	$0.0178
Fidelity Japan Smaller Companies Fund	12/10/12	$0.086	$0.0131
Fidelity Latin America Fund	12/10/12	$1.117	$0.1408
Fidelity Nordic Fund	12/10/12	$0.756	$0.1258
Fidelity Pacific Basin Fund	12/10/12	$0.437	$0.0299
Fidelity Emerging Asia Fund	12/10/12	$0.502	$0.0722

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Targeted International Equity Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale exist and would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the funds, including the backgrounds of the funds' investment personnel, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for Fidelity China Region Fund in October 2011, for Fidelity Emerging Markets Fund in October 2012, and for Fidelity Europe Capital Appreciation Fund in April 2012 and March 2013.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or, in the case of Fidelity Nordic Fund, underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. For Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, and Fidelity Japan Fund, returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. For Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin American Fund, Fidelity Nordic Fund, and Fidelity Pacific Basin Fund, a peer group comparison is not shown. For Fidelity Emerging Asia Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, and Fidelity Pacific Basin Fund, returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Canada Fund

Fidelity China Region Fund

Annual Report

Fidelity Emerging Asia Fund

Fidelity Emerging Markets Fund

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Europe Fund

Fidelity Europe Capital Appreciation Fund

Annual Report

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Latin America Fund

Fidelity Nordic Fund

Annual Report

Fidelity Pacific Basin Fund

The Board has discussed with FMR each of Fidelity Canada Fund's and Fidelity Emerging Markets Fund's underperformance (based on the December 31, 2012 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate these funds' underperformance. The Board noted that each fund's performance has improved for more recent periods.

The Board also has discussed Fidelity Nordic Fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate this fund's underperformance.

The Board also considered that each of Fidelity Canada Fund's, Fidelity Emerging Asia Fund's, Fidelity Europe Fund's, Fidelity Europe Capital Appreciation Fund's, Fidelity Japan Fund's and Fidelity Pacific Basin Fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and each fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." For Fidelity Japan Fund, the Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment (if applicable), relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 16% would mean that 84% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked and the impact of a fund's performance adjustment (if applicable), is also included in the charts and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Canada Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Fidelity China Region Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Annual Report

Fidelity Emerging Asia Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Furthermore, the Board considered that shareholders of Emerging Asia Fund approved a change in the index used to calculate the fund's performance adjustment, beginning December 1, 2010. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to December 1, 2010 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2010 through 2012 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Fidelity Emerging Markets Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Europe Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Fidelity Europe Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

Fidelity Japan Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Fidelity Japan Smaller Companies Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Latin America Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Fidelity Nordic Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Annual Report

Fidelity Pacific Basin Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio (for Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Japan Fund, and Fidelity Latin America Fund). In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of Fidelity Canada Fund's and Fidelity Japan Fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class of Fidelity Japan Fund ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board noted that the total expense ratio of each class of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, and Fidelity Latin America Fund ranked below its competitive median for 2012.

Total Expense Ratio (for Fidelity Emerging Asia Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Japan Smaller Companies Fund, Fidelity Nordic Fund, and Fidelity Pacific Basin Fund). In its review of each fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of Fidelity Emerging Asia Fund's, Fidelity Europe Fund's, Fidelity Europe Capital Appreciation Fund's, and Fidelity Pacific Basin Fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Fidelity Emerging Asia Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Japan Smaller Companies Fund, and Fidelity Nordic Fund ranked below its competitive median for 2012. The Board noted that Fidelity Pacific Basin Fund's total expense ratio ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board also considered that Fidelity Pacific Basin Fund's total expense ratio ranked above its competitive median due to a positive performance adjustment in 2012.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each fund or each class of each fund, as applicable, was reasonable, although Fidelity Pacific Basin Fund and Class T of Fidelity Japan Fund were above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although Fidelity Europe Capital Appreciation Fund is expected to partially close to new investors, it will continue to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that Fidelity Europe Capital Appreciation Fund may continue to realize benefits from the group fee structure, even though, after it is partially closed, assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to each fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Fidelity Advisor®

Canada Fund -

Class A, Class T, Class B, and Class C

Annual Report

October 31, 2013

Class A, Class T, Class B, and Class C are
classes of Fidelity® Canada Fund

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)A	1.77%	8.19%	9.54%
Class T (incl. 3.50% sales charge) B	3.92%	8.40%	9.60%
Class B (incl. contingent deferred sales charge) C	2.17%	8.35%	9.64%
Class C (incl. contingent deferred sales charge) D	6.21%	8.67%	9.66%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Fidelity® Canada Fund, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to May 2, 2007 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Fidelity® Canada Fund, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to May 2, 2007 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Fidelity Canada Fund, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to May 2, 2007 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Fidelity Canada Fund, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to May 2, 2007 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Canada Fund - Class A on October 31, 2003, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P®/TSX Composite Index performed over the same period. See footnote A above for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Douglas Lober, Portfolio Manager of Fidelity Advisor® Canada Fund: For the year, the fund's Class A, Class T, Class B and Class C shares rose 7.98%, 7.69%, 7.17% and 7.21%, respectively (excluding sales charges), beating the 6.38% gain of the S&P/TSX Composite Index. The Canadian economy showed modest growth for the year, as investor concern about high housing prices and elevated levels of consumer debt weighed on the market, which helped to create significant variation in sector performance. Commodity prices directly impact about 40% of the companies represented within the S&P/TSX index, so they are a major market influencer. During the past 12 months, commodity prices fluctuated and varied widely, mostly based on differing global supply-and-demand factors. During the reporting period, the fund was well-positioned for this type of market, and my focus on quality, growth-oriented companies paid off, particularly in the consumer discretionary and health care sectors, as did an underweighting in cyclically driven resources stocks. At the stock level, Valeant Pharmaceuticals International was by far the fund's biggest contributor, as rising demand globally for the specialty pharma firm's products, combined with a series of earnings-positive acquisitions, helped its stock soar 90%. Despite trimming my stake here, Valeant still ended the period as the fund's largest overweighted holding. Another significant contributor was Magna International, an auto-parts manufacturer serving mainly North America and Europe, whose stock has soared on the heels of the resurging U.S. auto industry. I think Magna is a well-run company perfectly positioned for growth given its heavy exposure to the U.S., so I ramped up my stake considerably. It's a similar story with Gildan Activewear, a T-shirt and apparel maker that has been a direct beneficiary of the improving U.S. economy. On the down side, my decision to underweight life insurance companies weighed on performance, as stocks in this industry tend to do well when interest rates and stock markets rise. Despite the fund's beneficial underweighting in materials, a handful of gold positions hurt, most notably my decision to overweight Goldcorp. By period end, I had slashed exposure to gold and other materials stocks. Another decision that dampened performance was not owning global financial services and publishing company Thomson Reuters. I chose to avoid this index name due to weakness in the business outlook of its key financial services customers, but this strategy did not pan out as the stock gained 39%.

Notes to shareholders: Fidelity Advisor Canada Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2013, more than 25% of the fund's total assets were invested in securities of companies in the diversified banks industry, which accounted for 22.45% of the Canadian market, as represented by the S&P/TSX Composite Index.

On January 1, 2014, Risteard Hogan will join Douglas Lober as a co-portfolio manager of the fund.

Annual Report

P ALIGN="LEFT">The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Canada Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.22%
Actual		$ 1,000.00	$ 1,048.50	$ 6.30
HypotheticalA		$ 1,000.00	$ 1,019.06	$ 6.21
Class T	1.50%
Actual		$ 1,000.00	$ 1,047.10	$ 7.74
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class B	1.99%
Actual		$ 1,000.00	$ 1,044.50	$ 10.25
HypotheticalA		$ 1,000.00	$ 1,015.17	$ 10.11
Class C	1.95%
Actual		$ 1,000.00	$ 1,044.70	$ 10.05
HypotheticalA		$ 1,000.00	$ 1,015.38	$ 9.91
Canada	.90%
Actual		$ 1,000.00	$ 1,050.20	$ 4.65
HypotheticalA		$ 1,000.00	$ 1,020.67	$ 4.58
Institutional Class	.89%
Actual		$ 1,000.00	$ 1,050.20	$ 4.60
HypotheticalA		$ 1,000.00	$ 1,020.72	$ 4.53

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Canada Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
Canada	92.8%
United States of America*	7.2%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
Canada	95.6%
United States of America*	4.4%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.0	98.3
Short-Term Investments and Net Other Assets (Liabilities)	1.0	1.7
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Bank of Canada (Commercial Banks)	7.8	6.2
The Toronto-Dominion Bank (Commercial Banks)	7.4	5.8
Bank of Nova Scotia (Commercial Banks)	4.9	5.1
Valeant Pharmaceuticals International, Inc. (Canada) (Pharmaceuticals)	4.4	4.7
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	4.1	2.9
Manulife Financial Corp. (Insurance)	4.0	1.9
Bank of Montreal (Commercial Banks)	3.3	3.1
Canadian National Railway Co. (Road & Rail)	3.3	3.0
Magna International, Inc. Class A (sub. vtg.) (Auto Components)	2.6	1.6
Sun Life Financial, Inc. (Insurance)	2.6	1.2
	44.4
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	36.2	32.8
Energy	18.4	20.2
Consumer Discretionary	9.6	8.1
Health Care	7.0	9.0
Industrials	6.2	4.7
Materials	5.9	6.8
Consumer Staples	5.9	5.6
Information Technology	5.6	4.0
Telecommunication Services	4.2	6.9
Utilities	0.0	0.2

Annual Report

Fidelity Canada Fund

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
CONSUMER DISCRETIONARY - 9.6%
Auto Components - 2.6%
Magna International, Inc. Class A (sub. vtg.)	760,000	$ 64,370,211
Hotels, Restaurants & Leisure - 0.9%
Starbucks Corp.	200,000	16,210,000
Tim Hortons, Inc. (Canada)	110,300	6,584,254
		22,794,254
Household Durables - 0.2%
Brookfield Residential Properties, Inc. (a)	200,000	4,416,000
Media - 1.4%
CBS Corp. Class B	110,000	6,505,400
Cineplex, Inc.	350,000	14,098,691
Corus Entertainment, Inc. Class B (non-vtg.)	250,000	5,826,500
Quebecor, Inc. Class B (sub. vtg.)	300,000	7,417,638
		33,848,229
Multiline Retail - 2.4%
Canadian Tire Ltd. Class A (non-vtg.)	180,000	16,707,812
Dollarama, Inc.	503,467	43,275,032
Hudson's Bay Co.	50,000	949,024
		60,931,868
Textiles, Apparel & Luxury Goods - 2.1%
Gildan Activewear, Inc.	970,195	46,767,372
lululemon athletica, Inc. (a)(d)	77,600	5,358,280
		52,125,652
TOTAL CONSUMER DISCRETIONARY		238,486,214
CONSUMER STAPLES - 5.9%
Food & Staples Retailing - 5.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	690,200	46,748,117
CVS Caremark Corp.	200,000	12,452,000
Jean Coutu Group, Inc. Class A (sub. vtg.)	1,350,000	23,862,754
Loblaw Companies Ltd. (d)	550,000	25,156,572
Metro, Inc. Class A (sub. vtg.)	529,165	33,105,484
		141,324,927
Food Products - 0.2%
Saputo, Inc.	100,000	4,947,969
TOTAL CONSUMER STAPLES		146,272,896
ENERGY - 18.4%
Energy Equipment & Services - 0.2%
Calfrac Well Services Ltd.	100,000	3,117,058
Precision Drilling Corp.	100,000	1,057,881
Secure Energy Services, Inc.	100,000	1,418,501
		5,593,440

	Shares	Value
Oil, Gas & Consumable Fuels - 18.2%
Anadarko Petroleum Corp.	100,000	$ 9,529,000
ARC Resources Ltd.	300,000	7,964,322
Baytex Energy Corp.	50,000	2,086,990
Canadian Natural Resources Ltd.	1,550,000	49,191,483
Cenovus Energy, Inc.	950,000	28,227,114
Crescent Point Energy Corp.	633,400	24,597,292
Enbridge, Inc.	1,387,800	60,162,624
EQT Corp.	80,000	6,848,800
Imperial Oil Ltd.	400,000	17,467,031
Keyera Corp.	152,302	9,012,644
Painted Pony Petroleum Ltd. (a)(e)	113,000	742,387
Painted Pony Petroleum Ltd. (a)	50,000	328,490
Pembina Pipeline Corp.	250,000	8,202,657
Peyto Exploration & Development Corp.	300,000	9,040,426
Suncor Energy, Inc.	2,807,600	102,028,451
Talisman Energy, Inc.	1,600,000	19,949,168
Tourmaline Oil Corp. (a)	400,000	15,510,478
Tourmaline Oil Corp. (a)(e)	80,000	3,102,096
TransCanada Corp.	1,160,000	52,278,713
Trilogy Energy Corp.	100,000	2,933,870
Vermilion Energy, Inc.	400,000	21,986,285
Whitecap Resources, Inc.	50,000	580,732
		451,771,053
TOTAL ENERGY		457,364,493
FINANCIALS - 36.2%
Capital Markets - 0.7%
CI Financial Corp.	500,000	16,630,701
Commercial Banks - 25.3%
Bank of Montreal (d)	1,200,000	83,579,341
Bank of Nova Scotia	2,000,000	121,594,015
Canadian Imperial Bank of Commerce	404,600	34,420,007
National Bank of Canada	150,000	13,016,832
Royal Bank of Canada	2,880,000	193,408,714
The Toronto-Dominion Bank	2,003,800	183,804,184
		629,823,093
Diversified Financial Services - 0.1%
Element Financial Corp. (a)	250,000	3,191,387
Insurance - 7.5%
Fairfax Financial Holdings Ltd. (sub. vtg.)	10,000	4,363,881
Industrial Alliance Insurance and Financial Services, Inc.	100,000	4,484,726
Intact Financial Corp.	210,925	13,155,376
Manulife Financial Corp.	5,700,000	100,972,522
Sun Life Financial, Inc.	1,900,000	63,998,465
		186,974,970
Real Estate Investment Trusts - 0.3%
H&R REIT/H&R Finance Trust	300,000	6,214,933
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 2.3%
Brookfield Asset Management, Inc. Class A	1,450,000	$ 57,407,567
TOTAL FINANCIALS		900,242,651
HEALTH CARE - 7.0%
Biotechnology - 1.0%
Amgen, Inc.	110,000	12,760,000
Biogen Idec, Inc. (a)	55,000	13,430,450
		26,190,450
Health Care Providers & Services - 1.6%
Catamaran Corp. (a)	856,468	40,184,544
Pharmaceuticals - 4.4%
Valeant Pharmaceuticals International, Inc. (Canada) (a)	1,031,471	108,969,003
TOTAL HEALTH CARE		175,343,997
INDUSTRIALS - 6.2%
Aerospace & Defense - 0.1%
MacDonald Dettwiler & Associates Ltd.	50,000	3,814,799
Airlines - 0.4%
Air Canada Class A (a)	1,600,000	8,823,670
Professional Services - 0.6%
Stantec, Inc.	245,400	14,583,018
Road & Rail - 5.1%
Canadian National Railway Co.	750,000	82,398,216
Canadian Pacific Railway Ltd.	320,000	45,741,908
		128,140,124
TOTAL INDUSTRIALS		155,361,611
INFORMATION TECHNOLOGY - 5.6%
Computers & Peripherals - 0.2%
3D Systems Corp. (a)(d)	50,000	3,112,000
NCR Corp. (a)	80,000	2,924,000
		6,036,000
Internet Software & Services - 0.5%
Yahoo!, Inc. (a)	340,000	11,196,200
IT Services - 2.9%
Alliance Data Systems Corp. (a)(d)	70,000	16,594,200
CGI Group, Inc. Class A (sub. vtg.) (a)	1,290,000	43,278,377
Visa, Inc. Class A	60,000	11,800,200
		71,672,777
Software - 2.0%
Concur Technologies, Inc. (a)	55,000	5,753,000
Constellation Software, Inc.	85,000	15,484,487
Open Text Corp.	140,407	10,317,925
salesforce.com, Inc. (a)	100,000	5,336,000

	Shares	Value
ServiceNow, Inc. (a)	51,800	$ 2,828,798
Splunk, Inc. (a)	160,000	10,033,600
		49,753,810
TOTAL INFORMATION TECHNOLOGY		138,658,787
MATERIALS - 5.9%
Chemicals - 1.4%
Methanex Corp.	600,000	34,797,871
Metals & Mining - 4.2%
Agnico Eagle Mines Ltd. (Canada)	450,000	13,362,106
Alamos Gold, Inc.	94,200	1,500,659
First Quantum Minerals Ltd.	800,000	15,176,713
Franco-Nevada Corp.	400,000	17,996,451
Goldcorp, Inc.	1,600,000	40,757,685
Osisko Mining Corp. (a)	1,000,000	4,881,792
Silver Wheaton Corp.	450,000	10,211,480
		103,886,886
Paper & Forest Products - 0.3%
West Fraser Timber Co. Ltd.	90,000	8,249,461
TOTAL MATERIALS		146,934,218
TELECOMMUNICATION SERVICES - 4.2%
Diversified Telecommunication Services - 3.1%
BCE, Inc.	1,050,000	45,689,829
TELUS Corp.	300,000	10,479,068
TELUS Corp. (a)	600,000	20,958,136
		77,127,033
Wireless Telecommunication Services - 1.1%
Rogers Communications, Inc. Class B (non-vtg.)	600,000	27,230,614
TOTAL TELECOMMUNICATION SERVICES		104,357,647
TOTAL COMMON STOCKS (Cost $1,865,701,378)		2,463,022,514
Money Market Funds - 4.7%
	Shares	Value
Fidelity Cash Central Fund, 0.09% (b)	15,752,624	$ 15,752,624
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	101,723,524	101,723,524
TOTAL MONEY MARKET FUNDS (Cost $117,476,148)		117,476,148
TOTAL INVESTMENT PORTFOLIO - 103.7% (Cost $1,983,177,526)		2,580,498,662
NET OTHER ASSETS (LIABILITIES) - (3.7)%		(93,098,467)
NET ASSETS - 100%		$ 2,487,400,195
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,844,483 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 46,028
Fidelity Securities Lending Cash Central Fund	3,181,563
Total	$ 3,227,591
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Canada Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $97,192,158) - See accompanying schedule: Unaffiliated issuers (cost $1,865,701,378)	$ 2,463,022,514
Fidelity Central Funds (cost $117,476,148)	117,476,148
Total Investments (cost $1,983,177,526)		$ 2,580,498,662
Foreign currency held at value (cost $1,939,718)		1,939,718
Receivable for investments sold		38,529,311
Receivable for fund shares sold		584,145
Dividends receivable		3,162,138
Distributions receivable from Fidelity Central Funds		81,917
Prepaid expenses		6,233
Other receivables		5,347
Total assets		2,624,807,471

Liabilities
Payable for investments purchased	$ 29,649,665
Payable for fund shares redeemed	3,967,056
Accrued management fee	1,381,333
Distribution and service plan fees payable	79,324
Other affiliated payables	538,757
Other payables and accrued expenses	67,617
Collateral on securities loaned, at value	101,723,524
Total liabilities		137,407,276

Net Assets		$ 2,487,400,195
Net Assets consist of:
Paid in capital		$ 1,894,267,605
Undistributed net investment income		5,441,243
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(9,574,612)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		597,265,959
Net Assets		$ 2,487,400,195

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($116,661,029 ÷ 2,035,534 shares)	$ 57.31

Maximum offering price per share (100/94.25 of $57.31)	$ 60.81
Class T: Net Asset Value and redemption price per share ($23,751,280 ÷ 415,641 shares)	$ 57.14

Maximum offering price per share (100/96.50 of $57.14)	$ 59.21
Class B: Net Asset Value and offering price per share ($7,737,243 ÷ 136,881 shares)A	$ 56.53

Class C: Net Asset Value and offering price per share ($46,039,529 ÷ 818,175 shares)A	$ 56.27

Canada: Net Asset Value, offering price and redemption price per share ($2,262,379,924 ÷ 39,194,450 shares)	$ 57.72

Institutional Class: Net Asset Value, offering price and redemption price per share ($30,831,190 ÷ 535,504 shares)	$ 57.57

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Canada Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013
Investment Income
Dividends		$ 71,353,255
Interest		812
Income from Fidelity Central Funds		3,227,591
Income before foreign taxes withheld		74,581,658
Less foreign taxes withheld		(10,623,849)
Total income		63,957,809

Expenses
Management fee
Basic fee	$ 19,761,399
Performance adjustment	(2,880,828)
Transfer agent fees	6,184,860
Distribution and service plan fees	1,097,829
Accounting and security lending fees	1,239,678
Custodian fees and expenses	41,774
Independent trustees' compensation	16,894
Registration fees	93,431
Audit	72,278
Legal	8,642
Interest	2,828
Miscellaneous	29,203
Total expenses before reductions	25,667,988
Expense reductions	(289,539)	25,378,449
Net investment income (loss)		38,579,360
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	315,114,345
Foreign currency transactions	(317,572)
Total net realized gain (loss)		314,796,773
Change in net unrealized appreciation (depreciation) on: Investment securities	(148,439,060)
Assets and liabilities in foreign currencies	(35,528)
Total change in net unrealized appreciation (depreciation)		(148,474,588)
Net gain (loss)		166,322,185
Net increase (decrease) in net assets resulting from operations		$ 204,901,545

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 38,579,360	$ 50,353,505
Net realized gain (loss)	314,796,773	(18,070,675)
Change in net unrealized appreciation (depreciation)	(148,474,588)	100,576,015
Net increase (decrease) in net assets resulting from operations	204,901,545	132,858,845
Distributions to shareholders from net investment income	(43,693,415)	(36,731,380)
Distributions to shareholders from net realized gain	-	(22,566,448)
Total distributions	(43,693,415)	(59,297,828)
Share transactions - net increase (decrease)	(991,330,828)	(952,875,100)
Redemption fees	153,637	257,398
Total increase (decrease) in net assets	(829,969,061)	(879,056,685)
Net Assets
Beginning of period	3,317,369,256	4,196,425,941
End of period (including undistributed net investment income of $5,441,243 and undistributed net investment income of $34,776,724, respectively)	$ 2,487,400,195	$ 3,317,369,256

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 53.65	$ 52.20	$ 53.81	$ 44.24	$ 38.20
Income from Investment Operations
Net investment income (loss) C	.60	.57	.34	.31	.38
Net realized and unrealized gain (loss)	3.63	1.50	(1.17)	9.64	5.72
Total from investment operations	4.23	2.07	(.83)	9.95	6.10
Distributions from net investment income	(.57)	(.33)	(.35)	(.39)	(.07)
Distributions from net realized gain	-	(.29)	(.44)	-	-
Total distributions	(.57)	(.62)	(.79)	(.39)	(.07)
Redemption fees added to paid in capital C	- G	- G	.01	.01	.01
Net asset value, end of period	$ 57.31	$ 53.65	$ 52.20	$ 53.81	$ 44.24
Total Return A,B	7.98%	4.04%	(1.64)%	22.62%	16.08%
Ratios to Average Net Assets D,F
Expenses before reductions	1.19%	1.08%	1.12%	1.24%	1.42%
Expenses net of fee waivers, if any	1.19%	1.08%	1.12%	1.24%	1.42%
Expenses net of all reductions	1.18%	1.08%	1.12%	1.18%	1.39%
Net investment income (loss)	1.11%	1.11%	.59%	.63%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 116,661	$ 159,597	$ 215,369	$ 170,446	$ 83,015
Portfolio turnover rate E	64%	86%	104%	143%	123%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 53.48	$ 52.01	$ 53.64	$ 44.11	$ 38.10
Income from Investment Operations
Net investment income (loss) C	.45	.43	.17	.18	.27
Net realized and unrealized gain (loss)	3.63	1.49	(1.16)	9.60	5.73
Total from investment operations	4.08	1.92	(.99)	9.78	6.00
Distributions from net investment income	(.42)	(.16)	(.21)	(.26)	-
Distributions from net realized gain	-	(.29)	(.44)	-	-
Total distributions	(.42)	(.45)	(.65)	(.26)	-
Redemption fees added to paid in capital C	- G	- G	.01	.01	.01
Net asset value, end of period	$ 57.14	$ 53.48	$ 52.01	$ 53.64	$ 44.11
Total Return A,B	7.69%	3.74%	(1.93)%	22.27%	15.77%
Ratios to Average Net Assets D,F
Expenses before reductions	1.47%	1.36%	1.42%	1.51%	1.70%
Expenses net of fee waivers, if any	1.47%	1.36%	1.42%	1.51%	1.70%
Expenses net of all reductions	1.46%	1.36%	1.42%	1.46%	1.67%
Net investment income (loss)	.83%	.83%	.30%	.36%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,751	$ 29,626	$ 34,323	$ 31,522	$ 17,727
Portfolio turnover rate E	64%	86%	104%	143%	123%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 52.89	$ 51.37	$ 53.03	$ 43.68	$ 37.91
Income from Investment Operations
Net investment income (loss) C	.18	.17	(.11)	(.07)	.08
Net realized and unrealized gain (loss)	3.60	1.49	(1.14)	9.50	5.68
Total from investment operations	3.78	1.66	(1.25)	9.43	5.76
Distributions from net investment income	(.14)	-	(.01)	(.09)	-
Distributions from net realized gain	-	(.14)	(.41)	-	-
Total distributions	(.14)	(.14)	(.42)	(.09)	-
Redemption fees added to paid in capital C	- G	- G	.01	.01	.01
Net asset value, end of period	$ 56.53	$ 52.89	$ 51.37	$ 53.03	$ 43.68
Total Return A,B	7.17%	3.25%	(2.41)%	21.64%	15.22%
Ratios to Average Net Assets D,F
Expenses before reductions	1.96%	1.85%	1.91%	2.01%	2.19%
Expenses net of fee waivers, if any	1.96%	1.85%	1.91%	2.01%	2.19%
Expenses net of all reductions	1.95%	1.85%	1.91%	1.96%	2.16%
Net investment income (loss)	.34%	.34%	(.20)%	(.14)%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,737	$ 9,804	$ 11,866	$ 13,464	$ 7,283
Portfolio turnover rate E	64%	86%	104%	143%	123%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 52.61	$ 51.19	$ 52.87	$ 43.60	$ 37.84
Income from Investment Operations
Net investment income (loss) C	.20	.19	(.08)	(.06)	.09
Net realized and unrealized gain (loss)	3.58	1.46	(1.14)	9.48	5.66
Total from investment operations	3.78	1.65	(1.22)	9.42	5.75
Distributions from net investment income	(.12)	-	(.03)	(.16)	-
Distributions from net realized gain	-	(.23)	(.44)	-	-
Total distributions	(.12)	(.23)	(.47)	(.16)	-
Redemption fees added to paid in capital C	- G	- G	.01	.01	.01
Net asset value, end of period	$ 56.27	$ 52.61	$ 51.19	$ 52.87	$ 43.60
Total Return A,B	7.21%	3.26%	(2.36)%	21.68%	15.22%
Ratios to Average Net Assets D,F
Expenses before reductions	1.93%	1.82%	1.86%	1.99%	2.18%
Expenses net of fee waivers, if any	1.92%	1.82%	1.86%	1.99%	2.18%
Expenses net of all reductions	1.92%	1.82%	1.86%	1.94%	2.15%
Net investment income (loss)	.37%	.37%	(.15)%	(.12)%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,040	$ 66,500	$ 87,990	$ 54,052	$ 24,848
Portfolio turnover rate E	64%	86%	104%	143%	123%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Canada

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 54.05	$ 52.59	$ 54.14	$ 44.46	$ 38.37
Income from Investment Operations
Net investment income (loss) B	.77	.73	.52	.46	.48
Net realized and unrealized gain (loss)	3.66	1.51	(1.18)	9.68	5.74
Total from investment operations	4.43	2.24	(.66)	10.14	6.22
Distributions from net investment income	(.76)	(.49)	(.46)	(.47)	(.14)
Distributions from net realized gain	-	(.29)	(.44)	-	-
Total distributions	(.76)	(.78)	(.90)	(.47)	(.14)
Redemption fees added to paid in capital B	- F	- F	.01	.01	.01
Net asset value, end of period	$ 57.72	$ 54.05	$ 52.59	$ 54.14	$ 44.46
Total Return A	8.32%	4.36%	(1.33)%	22.97%	16.40%
Ratios to Average Net Assets C,E
Expenses before reductions	.87%	.77%	.82%	.94%	1.17%
Expenses net of fee waivers, if any	.87%	.77%	.82%	.94%	1.17%
Expenses net of all reductions	.86%	.77%	.82%	.89%	1.13%
Net investment income (loss)	1.42%	1.42%	.90%	.93%	1.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,262,380	$ 2,992,597	$ 3,778,765	$ 3,953,693	$ 3,149,791
Portfolio turnover rate D	64%	86%	104%	143%	123%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 53.91	$ 52.44	$ 54.02	$ 44.39	$ 38.31
Income from Investment Operations
Net investment income (loss) B	.78	.74	.51	.46	.49
Net realized and unrealized gain (loss)	3.64	1.50	(1.18)	9.65	5.72
Total from investment operations	4.42	2.24	(.67)	10.11	6.21
Distributions from net investment income	(.76)	(.48)	(.48)	(.49)	(.14)
Distributions from net realized gain	-	(.29)	(.44)	-	-
Total distributions	(.76)	(.77)	(.92)	(.49)	(.14)
Redemption fees added to paid in capital B	- F	- F	.01	.01	.01
Net asset value, end of period	$ 57.57	$ 53.91	$ 52.44	$ 54.02	$ 44.39
Total Return A	8.34%	4.38%	(1.35)%	22.94%	16.40%
Ratios to Average Net Assets C,E
Expenses before reductions	.86%	.76%	.82%	.95%	1.17%
Expenses net of fee waivers, if any	.86%	.76%	.82%	.95%	1.17%
Expenses net of all reductions	.85%	.76%	.82%	.90%	1.14%
Net investment income (loss)	1.43%	1.42%	.89%	.92%	1.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,831	$ 59,245	$ 68,112	$ 46,737	$ 17,956
Portfolio turnover rate D	64%	86%	104%	143%	123%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Canada and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 622,734,162
Gross unrealized depreciation	(48,641,784)
Net unrealized appreciation (depreciation) on securities and other investments	$ 574,092,378

Tax Cost	$ 2,006,406,284

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,441,496
Undistributed long-term capital gain	$ 13,654,145
Net unrealized appreciation (depreciation)	$ 574,037,201

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 43,693,415	$ 59,297,828

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,782,914,089 and $2,781,691,453, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Canada as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .60% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 337,330	$ 15,373
Class T	.25%	.25%	129,706	3,129
Class B	.75%	.25%	86,940	65,318
Class C	.75%	.25%	543,853	40,074
			$ 1,097,829	$ 123,894

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 34,481
Class T	5,392
Class B*	16,573
Class C*	4,351
$ 60,797

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 380,027.28
Class T	80,050.31
Class B	26,068.30
Class C	144,052.27
Canada	5,469,174.22
Institutional Class	85,489.21
	$ 6,184,860

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $7,827 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,609,545.33%		$ 1,724

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,428 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,181,563, including $135,823 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $12,098,400. The weighted average interest rate was .66%. The interest expense amounted to $1,104 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $248,571 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $40,968.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 1,637,055	$ 1,331,457
Class T	220,579	100,888
Class B	25,159	-
Class C	146,334	-
Canada	40,860,360	34,710,753
Institutional Class	803,928	588,282
Total	$ 43,693,415	$ 36,731,380
From net realized gain
Class A	$ -	$ 1,169,578
Class T	-	185,711
Class B	-	32,050
Class C	-	395,818
Canada	-	20,430,566
Institutional Class	-	352,725
Total	$ -	$ 22,566,448

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	215,503	554,403	$ 11,581,739	$ 28,690,109
Reinvestment of distributions	24,773	41,955	1,299,341	2,109,494
Shares redeemed	(1,179,795)	(1,747,243)	(63,487,281)	(89,985,257)
Net increase (decrease)	(939,519)	(1,150,885)	$ (50,606,201)	$ (59,185,654)
Class T
Shares sold	36,303	72,156	$ 1,947,020	$ 3,681,114
Reinvestment of distributions	4,099	5,569	214,911	279,919
Shares redeemed	(178,697)	(183,751)	(9,595,838)	(9,407,140)
Net increase (decrease)	(138,295)	(106,026)	$ (7,433,907)	$ (5,446,107)
Class B
Shares sold	567	3,584	$ 30,467	$ 181,692
Reinvestment of distributions	400	519	20,851	25,894
Shares redeemed	(49,457)	(49,710)	(2,648,974)	(2,528,127)
Net increase (decrease)	(48,490)	(45,607)	$ (2,597,656)	$ (2,320,541)
Class C
Shares sold	62,908	161,752	$ 3,346,028	$ 8,188,420
Reinvestment of distributions	2,201	6,045	114,122	300,150
Shares redeemed	(510,875)	(622,861)	(27,051,390)	(31,505,606)
Net increase (decrease)	(445,766)	(455,064)	$ (23,591,240)	$ (23,017,036)
Canada
Shares sold	2,375,531	4,866,802	$ 128,818,784	$ 252,453,035
Reinvestment of distributions	737,701	1,003,141	38,862,091	50,678,709
Shares redeemed	(19,289,279)	(22,354,268)	(1,044,400,607)	(1,155,960,861)
Net increase (decrease)	(16,176,047)	(16,484,325)	$ (876,719,732)	$ (852,829,117)
Institutional Class
Shares sold	144,801	561,510	$ 7,839,112	$ 29,055,185
Reinvestment of distributions	11,985	13,162	629,694	663,252
Shares redeemed	(720,255)	(774,433)	(38,850,898)	(39,795,082)
Net increase (decrease)	(563,469)	(199,761)	$ (30,382,092)	$ (10,076,645)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Canada Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund (a fund of Fidelity Investment Trust) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Canada Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Canada Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/09/13	12/06/13	$0.027	$0.32
Class T	12/09/13	12/06/13	$__	$0.32
Class B	12/09/13	12/06/13	$__	$0.32
Class C	12/09/13	12/06/13	$__	$0.32

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2013 $54,802,785 or, if subsequently determined to be different, the net capital gain of such year.

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

December 07, 2012
Class A	5%
Class T	6%
Class B	12%
Class C	13%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

December 07, 2012
Class A	100%
Class T	100%
Class B	100%
Class C	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/12	$0.702	$0.1441
Class T	12/10/12	$0.552	$0.1441
Class B	12/10/12	$0.279	$0.1441
Class C	12/10/12	$0.262	$0.1441

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Canada Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group comparison is not shown below.

Annual Report

Fidelity Canada Fund

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2012 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved for more recent periods.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Canada Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

ACAN-UANN-1213
1.843164.106

Fidelity Advisor®

Canada Fund -

Institutional Class

Annual Report

October 31, 2013

Institutional Class is a class of
Fidelity® Canada Fund

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Institutional ClassA	8.34%	9.81%	10.39%

A The initial offering of Institutional Class shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Fidelity® Canada Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Canada Fund - Institutional Class on October 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P®/TSX Composite Index performed over the same period. See footnote A above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Douglas Lober, Portfolio Manager of Fidelity Advisor® Canada Fund: For the year, the fund's Institutional Class shares rose 8.34%, beating the 6.38% gain of the S&P/TSX Composite Index. The Canadian economy showed modest growth for the year, as investor concern about high housing prices and elevated levels of consumer debt weighed on the market, which helped to create significant variation in sector performance. Commodity prices directly impact about 40% of the companies represented within the S&P/TSX index, so they are a major market influencer. During the past 12 months, commodity prices fluctuated and varied widely, mostly based on differing global supply-and-demand factors. During the reporting period, the fund was well-positioned for this type of market, and my focus on quality, growth-oriented companies paid off, particularly in the consumer discretionary and health care sectors, as did an underweighting in cyclically driven resources stocks. At the stock level, Valeant Pharmaceuticals International was by far the fund's biggest contributor, as rising demand globally for the specialty pharma firm's products, combined with a series of earnings-positive acquisitions, helped its stock soar 90%. Despite trimming my stake here, Valeant still ended the period as the fund's largest overweighted holding. Another significant contributor was Magna International, an auto-parts manufacturer serving mainly North America and Europe, whose stock has soared on the heels of the resurging U.S. auto industry. I think Magna is a well-run company perfectly positioned for growth given its heavy exposure to the U.S., so I ramped up my stake considerably. It's a similar story with Gildan Activewear, a T-shirt and apparel maker that has been a direct beneficiary of the improving U.S. economy. On the down side, my decision to underweight life insurance companies weighed on performance, as stocks in this industry tend to do well when interest rates and stock markets rise. Despite the fund's beneficial underweighting in materials, a handful of gold positions hurt, most notably my decision to overweight Goldcorp. By period end, I had slashed exposure to gold and other materials stocks. Another decision that dampened performance was not owning global financial services and publishing company Thomson Reuters. I chose to avoid this index name due to weakness in the business outlook of its key financial services customers, but this strategy did not pan out as the stock gained 39%.

Notes to shareholders: Fidelity Advisor Canada Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2013, more than 25% of the fund's total assets were invested in securities of companies in the diversified banks industry, which accounted for 22.45% of the Canadian market, as represented by the S&P/TSX Composite Index.

On January 1, 2014, Risteard Hogan will join Douglas Lober as a co-portfolio manager of the fund.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Canada Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.22%
Actual		$ 1,000.00	$ 1,048.50	$ 6.30
HypotheticalA		$ 1,000.00	$ 1,019.06	$ 6.21
Class T	1.50%
Actual		$ 1,000.00	$ 1,047.10	$ 7.74
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class B	1.99%
Actual		$ 1,000.00	$ 1,044.50	$ 10.25
HypotheticalA		$ 1,000.00	$ 1,015.17	$ 10.11
Class C	1.95%
Actual		$ 1,000.00	$ 1,044.70	$ 10.05
HypotheticalA		$ 1,000.00	$ 1,015.38	$ 9.91
Canada	.90%
Actual		$ 1,000.00	$ 1,050.20	$ 4.65
HypotheticalA		$ 1,000.00	$ 1,020.67	$ 4.58
Institutional Class	.89%
Actual		$ 1,000.00	$ 1,050.20	$ 4.60
HypotheticalA		$ 1,000.00	$ 1,020.72	$ 4.53

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Canada Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
Canada	92.8%
United States of America*	7.2%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
Canada	95.6%
United States of America*	4.4%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.0	98.3
Short-Term Investments and Net Other Assets (Liabilities)	1.0	1.7
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Bank of Canada (Commercial Banks)	7.8	6.2
The Toronto-Dominion Bank (Commercial Banks)	7.4	5.8
Bank of Nova Scotia (Commercial Banks)	4.9	5.1
Valeant Pharmaceuticals International, Inc. (Canada) (Pharmaceuticals)	4.4	4.7
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	4.1	2.9
Manulife Financial Corp. (Insurance)	4.0	1.9
Bank of Montreal (Commercial Banks)	3.3	3.1
Canadian National Railway Co. (Road & Rail)	3.3	3.0
Magna International, Inc. Class A (sub. vtg.) (Auto Components)	2.6	1.6
Sun Life Financial, Inc. (Insurance)	2.6	1.2
	44.4
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	36.2	32.8
Energy	18.4	20.2
Consumer Discretionary	9.6	8.1
Health Care	7.0	9.0
Industrials	6.2	4.7
Materials	5.9	6.8
Consumer Staples	5.9	5.6
Information Technology	5.6	4.0
Telecommunication Services	4.2	6.9
Utilities	0.0	0.2

Annual Report

Fidelity Canada Fund

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
CONSUMER DISCRETIONARY - 9.6%
Auto Components - 2.6%
Magna International, Inc. Class A (sub. vtg.)	760,000	$ 64,370,211
Hotels, Restaurants & Leisure - 0.9%
Starbucks Corp.	200,000	16,210,000
Tim Hortons, Inc. (Canada)	110,300	6,584,254
		22,794,254
Household Durables - 0.2%
Brookfield Residential Properties, Inc. (a)	200,000	4,416,000
Media - 1.4%
CBS Corp. Class B	110,000	6,505,400
Cineplex, Inc.	350,000	14,098,691
Corus Entertainment, Inc. Class B (non-vtg.)	250,000	5,826,500
Quebecor, Inc. Class B (sub. vtg.)	300,000	7,417,638
		33,848,229
Multiline Retail - 2.4%
Canadian Tire Ltd. Class A (non-vtg.)	180,000	16,707,812
Dollarama, Inc.	503,467	43,275,032
Hudson's Bay Co.	50,000	949,024
		60,931,868
Textiles, Apparel & Luxury Goods - 2.1%
Gildan Activewear, Inc.	970,195	46,767,372
lululemon athletica, Inc. (a)(d)	77,600	5,358,280
		52,125,652
TOTAL CONSUMER DISCRETIONARY		238,486,214
CONSUMER STAPLES - 5.9%
Food & Staples Retailing - 5.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	690,200	46,748,117
CVS Caremark Corp.	200,000	12,452,000
Jean Coutu Group, Inc. Class A (sub. vtg.)	1,350,000	23,862,754
Loblaw Companies Ltd. (d)	550,000	25,156,572
Metro, Inc. Class A (sub. vtg.)	529,165	33,105,484
		141,324,927
Food Products - 0.2%
Saputo, Inc.	100,000	4,947,969
TOTAL CONSUMER STAPLES		146,272,896
ENERGY - 18.4%
Energy Equipment & Services - 0.2%
Calfrac Well Services Ltd.	100,000	3,117,058
Precision Drilling Corp.	100,000	1,057,881
Secure Energy Services, Inc.	100,000	1,418,501
		5,593,440

	Shares	Value
Oil, Gas & Consumable Fuels - 18.2%
Anadarko Petroleum Corp.	100,000	$ 9,529,000
ARC Resources Ltd.	300,000	7,964,322
Baytex Energy Corp.	50,000	2,086,990
Canadian Natural Resources Ltd.	1,550,000	49,191,483
Cenovus Energy, Inc.	950,000	28,227,114
Crescent Point Energy Corp.	633,400	24,597,292
Enbridge, Inc.	1,387,800	60,162,624
EQT Corp.	80,000	6,848,800
Imperial Oil Ltd.	400,000	17,467,031
Keyera Corp.	152,302	9,012,644
Painted Pony Petroleum Ltd. (a)(e)	113,000	742,387
Painted Pony Petroleum Ltd. (a)	50,000	328,490
Pembina Pipeline Corp.	250,000	8,202,657
Peyto Exploration & Development Corp.	300,000	9,040,426
Suncor Energy, Inc.	2,807,600	102,028,451
Talisman Energy, Inc.	1,600,000	19,949,168
Tourmaline Oil Corp. (a)	400,000	15,510,478
Tourmaline Oil Corp. (a)(e)	80,000	3,102,096
TransCanada Corp.	1,160,000	52,278,713
Trilogy Energy Corp.	100,000	2,933,870
Vermilion Energy, Inc.	400,000	21,986,285
Whitecap Resources, Inc.	50,000	580,732
		451,771,053
TOTAL ENERGY		457,364,493
FINANCIALS - 36.2%
Capital Markets - 0.7%
CI Financial Corp.	500,000	16,630,701
Commercial Banks - 25.3%
Bank of Montreal (d)	1,200,000	83,579,341
Bank of Nova Scotia	2,000,000	121,594,015
Canadian Imperial Bank of Commerce	404,600	34,420,007
National Bank of Canada	150,000	13,016,832
Royal Bank of Canada	2,880,000	193,408,714
The Toronto-Dominion Bank	2,003,800	183,804,184
		629,823,093
Diversified Financial Services - 0.1%
Element Financial Corp. (a)	250,000	3,191,387
Insurance - 7.5%
Fairfax Financial Holdings Ltd. (sub. vtg.)	10,000	4,363,881
Industrial Alliance Insurance and Financial Services, Inc.	100,000	4,484,726
Intact Financial Corp.	210,925	13,155,376
Manulife Financial Corp.	5,700,000	100,972,522
Sun Life Financial, Inc.	1,900,000	63,998,465
		186,974,970
Real Estate Investment Trusts - 0.3%
H&R REIT/H&R Finance Trust	300,000	6,214,933
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 2.3%
Brookfield Asset Management, Inc. Class A	1,450,000	$ 57,407,567
TOTAL FINANCIALS		900,242,651
HEALTH CARE - 7.0%
Biotechnology - 1.0%
Amgen, Inc.	110,000	12,760,000
Biogen Idec, Inc. (a)	55,000	13,430,450
		26,190,450
Health Care Providers & Services - 1.6%
Catamaran Corp. (a)	856,468	40,184,544
Pharmaceuticals - 4.4%
Valeant Pharmaceuticals International, Inc. (Canada) (a)	1,031,471	108,969,003
TOTAL HEALTH CARE		175,343,997
INDUSTRIALS - 6.2%
Aerospace & Defense - 0.1%
MacDonald Dettwiler & Associates Ltd.	50,000	3,814,799
Airlines - 0.4%
Air Canada Class A (a)	1,600,000	8,823,670
Professional Services - 0.6%
Stantec, Inc.	245,400	14,583,018
Road & Rail - 5.1%
Canadian National Railway Co.	750,000	82,398,216
Canadian Pacific Railway Ltd.	320,000	45,741,908
		128,140,124
TOTAL INDUSTRIALS		155,361,611
INFORMATION TECHNOLOGY - 5.6%
Computers & Peripherals - 0.2%
3D Systems Corp. (a)(d)	50,000	3,112,000
NCR Corp. (a)	80,000	2,924,000
		6,036,000
Internet Software & Services - 0.5%
Yahoo!, Inc. (a)	340,000	11,196,200
IT Services - 2.9%
Alliance Data Systems Corp. (a)(d)	70,000	16,594,200
CGI Group, Inc. Class A (sub. vtg.) (a)	1,290,000	43,278,377
Visa, Inc. Class A	60,000	11,800,200
		71,672,777
Software - 2.0%
Concur Technologies, Inc. (a)	55,000	5,753,000
Constellation Software, Inc.	85,000	15,484,487
Open Text Corp.	140,407	10,317,925
salesforce.com, Inc. (a)	100,000	5,336,000

	Shares	Value
ServiceNow, Inc. (a)	51,800	$ 2,828,798
Splunk, Inc. (a)	160,000	10,033,600
		49,753,810
TOTAL INFORMATION TECHNOLOGY		138,658,787
MATERIALS - 5.9%
Chemicals - 1.4%
Methanex Corp.	600,000	34,797,871
Metals & Mining - 4.2%
Agnico Eagle Mines Ltd. (Canada)	450,000	13,362,106
Alamos Gold, Inc.	94,200	1,500,659
First Quantum Minerals Ltd.	800,000	15,176,713
Franco-Nevada Corp.	400,000	17,996,451
Goldcorp, Inc.	1,600,000	40,757,685
Osisko Mining Corp. (a)	1,000,000	4,881,792
Silver Wheaton Corp.	450,000	10,211,480
		103,886,886
Paper & Forest Products - 0.3%
West Fraser Timber Co. Ltd.	90,000	8,249,461
TOTAL MATERIALS		146,934,218
TELECOMMUNICATION SERVICES - 4.2%
Diversified Telecommunication Services - 3.1%
BCE, Inc.	1,050,000	45,689,829
TELUS Corp.	300,000	10,479,068
TELUS Corp. (a)	600,000	20,958,136
		77,127,033
Wireless Telecommunication Services - 1.1%
Rogers Communications, Inc. Class B (non-vtg.)	600,000	27,230,614
TOTAL TELECOMMUNICATION SERVICES		104,357,647
TOTAL COMMON STOCKS (Cost $1,865,701,378)		2,463,022,514
Money Market Funds - 4.7%
	Shares	Value
Fidelity Cash Central Fund, 0.09% (b)	15,752,624	$ 15,752,624
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	101,723,524	101,723,524
TOTAL MONEY MARKET FUNDS (Cost $117,476,148)		117,476,148
TOTAL INVESTMENT PORTFOLIO - 103.7% (Cost $1,983,177,526)		2,580,498,662
NET OTHER ASSETS (LIABILITIES) - (3.7)%		(93,098,467)
NET ASSETS - 100%		$ 2,487,400,195
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,844,483 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 46,028
Fidelity Securities Lending Cash Central Fund	3,181,563
Total	$ 3,227,591
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Canada Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $97,192,158) - See accompanying schedule: Unaffiliated issuers (cost $1,865,701,378)	$ 2,463,022,514
Fidelity Central Funds (cost $117,476,148)	117,476,148
Total Investments (cost $1,983,177,526)		$ 2,580,498,662
Foreign currency held at value (cost $1,939,718)		1,939,718
Receivable for investments sold		38,529,311
Receivable for fund shares sold		584,145
Dividends receivable		3,162,138
Distributions receivable from Fidelity Central Funds		81,917
Prepaid expenses		6,233
Other receivables		5,347
Total assets		2,624,807,471

Liabilities
Payable for investments purchased	$ 29,649,665
Payable for fund shares redeemed	3,967,056
Accrued management fee	1,381,333
Distribution and service plan fees payable	79,324
Other affiliated payables	538,757
Other payables and accrued expenses	67,617
Collateral on securities loaned, at value	101,723,524
Total liabilities		137,407,276

Net Assets		$ 2,487,400,195
Net Assets consist of:
Paid in capital		$ 1,894,267,605
Undistributed net investment income		5,441,243
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(9,574,612)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		597,265,959
Net Assets		$ 2,487,400,195

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($116,661,029 ÷ 2,035,534 shares)	$ 57.31

Maximum offering price per share (100/94.25 of $57.31)	$ 60.81
Class T: Net Asset Value and redemption price per share ($23,751,280 ÷ 415,641 shares)	$ 57.14

Maximum offering price per share (100/96.50 of $57.14)	$ 59.21
Class B: Net Asset Value and offering price per share ($7,737,243 ÷ 136,881 shares)A	$ 56.53

Class C: Net Asset Value and offering price per share ($46,039,529 ÷ 818,175 shares)A	$ 56.27

Canada: Net Asset Value, offering price and redemption price per share ($2,262,379,924 ÷ 39,194,450 shares)	$ 57.72

Institutional Class: Net Asset Value, offering price and redemption price per share ($30,831,190 ÷ 535,504 shares)	$ 57.57

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Canada Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013
Investment Income
Dividends		$ 71,353,255
Interest		812
Income from Fidelity Central Funds		3,227,591
Income before foreign taxes withheld		74,581,658
Less foreign taxes withheld		(10,623,849)
Total income		63,957,809

Expenses
Management fee
Basic fee	$ 19,761,399
Performance adjustment	(2,880,828)
Transfer agent fees	6,184,860
Distribution and service plan fees	1,097,829
Accounting and security lending fees	1,239,678
Custodian fees and expenses	41,774
Independent trustees' compensation	16,894
Registration fees	93,431
Audit	72,278
Legal	8,642
Interest	2,828
Miscellaneous	29,203
Total expenses before reductions	25,667,988
Expense reductions	(289,539)	25,378,449
Net investment income (loss)		38,579,360
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	315,114,345
Foreign currency transactions	(317,572)
Total net realized gain (loss)		314,796,773
Change in net unrealized appreciation (depreciation) on: Investment securities	(148,439,060)
Assets and liabilities in foreign currencies	(35,528)
Total change in net unrealized appreciation (depreciation)		(148,474,588)
Net gain (loss)		166,322,185
Net increase (decrease) in net assets resulting from operations		$ 204,901,545

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 38,579,360	$ 50,353,505
Net realized gain (loss)	314,796,773	(18,070,675)
Change in net unrealized appreciation (depreciation)	(148,474,588)	100,576,015
Net increase (decrease) in net assets resulting from operations	204,901,545	132,858,845
Distributions to shareholders from net investment income	(43,693,415)	(36,731,380)
Distributions to shareholders from net realized gain	-	(22,566,448)
Total distributions	(43,693,415)	(59,297,828)
Share transactions - net increase (decrease)	(991,330,828)	(952,875,100)
Redemption fees	153,637	257,398
Total increase (decrease) in net assets	(829,969,061)	(879,056,685)
Net Assets
Beginning of period	3,317,369,256	4,196,425,941
End of period (including undistributed net investment income of $5,441,243 and undistributed net investment income of $34,776,724, respectively)	$ 2,487,400,195	$ 3,317,369,256

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 53.65	$ 52.20	$ 53.81	$ 44.24	$ 38.20
Income from Investment Operations
Net investment income (loss) C	.60	.57	.34	.31	.38
Net realized and unrealized gain (loss)	3.63	1.50	(1.17)	9.64	5.72
Total from investment operations	4.23	2.07	(.83)	9.95	6.10
Distributions from net investment income	(.57)	(.33)	(.35)	(.39)	(.07)
Distributions from net realized gain	-	(.29)	(.44)	-	-
Total distributions	(.57)	(.62)	(.79)	(.39)	(.07)
Redemption fees added to paid in capital C	- G	- G	.01	.01	.01
Net asset value, end of period	$ 57.31	$ 53.65	$ 52.20	$ 53.81	$ 44.24
Total Return A,B	7.98%	4.04%	(1.64)%	22.62%	16.08%
Ratios to Average Net Assets D,F
Expenses before reductions	1.19%	1.08%	1.12%	1.24%	1.42%
Expenses net of fee waivers, if any	1.19%	1.08%	1.12%	1.24%	1.42%
Expenses net of all reductions	1.18%	1.08%	1.12%	1.18%	1.39%
Net investment income (loss)	1.11%	1.11%	.59%	.63%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 116,661	$ 159,597	$ 215,369	$ 170,446	$ 83,015
Portfolio turnover rate E	64%	86%	104%	143%	123%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 53.48	$ 52.01	$ 53.64	$ 44.11	$ 38.10
Income from Investment Operations
Net investment income (loss) C	.45	.43	.17	.18	.27
Net realized and unrealized gain (loss)	3.63	1.49	(1.16)	9.60	5.73
Total from investment operations	4.08	1.92	(.99)	9.78	6.00
Distributions from net investment income	(.42)	(.16)	(.21)	(.26)	-
Distributions from net realized gain	-	(.29)	(.44)	-	-
Total distributions	(.42)	(.45)	(.65)	(.26)	-
Redemption fees added to paid in capital C	- G	- G	.01	.01	.01
Net asset value, end of period	$ 57.14	$ 53.48	$ 52.01	$ 53.64	$ 44.11
Total Return A,B	7.69%	3.74%	(1.93)%	22.27%	15.77%
Ratios to Average Net Assets D,F
Expenses before reductions	1.47%	1.36%	1.42%	1.51%	1.70%
Expenses net of fee waivers, if any	1.47%	1.36%	1.42%	1.51%	1.70%
Expenses net of all reductions	1.46%	1.36%	1.42%	1.46%	1.67%
Net investment income (loss)	.83%	.83%	.30%	.36%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,751	$ 29,626	$ 34,323	$ 31,522	$ 17,727
Portfolio turnover rate E	64%	86%	104%	143%	123%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 52.89	$ 51.37	$ 53.03	$ 43.68	$ 37.91
Income from Investment Operations
Net investment income (loss) C	.18	.17	(.11)	(.07)	.08
Net realized and unrealized gain (loss)	3.60	1.49	(1.14)	9.50	5.68
Total from investment operations	3.78	1.66	(1.25)	9.43	5.76
Distributions from net investment income	(.14)	-	(.01)	(.09)	-
Distributions from net realized gain	-	(.14)	(.41)	-	-
Total distributions	(.14)	(.14)	(.42)	(.09)	-
Redemption fees added to paid in capital C	- G	- G	.01	.01	.01
Net asset value, end of period	$ 56.53	$ 52.89	$ 51.37	$ 53.03	$ 43.68
Total Return A,B	7.17%	3.25%	(2.41)%	21.64%	15.22%
Ratios to Average Net Assets D,F
Expenses before reductions	1.96%	1.85%	1.91%	2.01%	2.19%
Expenses net of fee waivers, if any	1.96%	1.85%	1.91%	2.01%	2.19%
Expenses net of all reductions	1.95%	1.85%	1.91%	1.96%	2.16%
Net investment income (loss)	.34%	.34%	(.20)%	(.14)%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,737	$ 9,804	$ 11,866	$ 13,464	$ 7,283
Portfolio turnover rate E	64%	86%	104%	143%	123%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 52.61	$ 51.19	$ 52.87	$ 43.60	$ 37.84
Income from Investment Operations
Net investment income (loss) C	.20	.19	(.08)	(.06)	.09
Net realized and unrealized gain (loss)	3.58	1.46	(1.14)	9.48	5.66
Total from investment operations	3.78	1.65	(1.22)	9.42	5.75
Distributions from net investment income	(.12)	-	(.03)	(.16)	-
Distributions from net realized gain	-	(.23)	(.44)	-	-
Total distributions	(.12)	(.23)	(.47)	(.16)	-
Redemption fees added to paid in capital C	- G	- G	.01	.01	.01
Net asset value, end of period	$ 56.27	$ 52.61	$ 51.19	$ 52.87	$ 43.60
Total Return A,B	7.21%	3.26%	(2.36)%	21.68%	15.22%
Ratios to Average Net Assets D,F
Expenses before reductions	1.93%	1.82%	1.86%	1.99%	2.18%
Expenses net of fee waivers, if any	1.92%	1.82%	1.86%	1.99%	2.18%
Expenses net of all reductions	1.92%	1.82%	1.86%	1.94%	2.15%
Net investment income (loss)	.37%	.37%	(.15)%	(.12)%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,040	$ 66,500	$ 87,990	$ 54,052	$ 24,848
Portfolio turnover rate E	64%	86%	104%	143%	123%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Total returns do not include the effect of the contingent deferred sales charge. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Canada

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 54.05	$ 52.59	$ 54.14	$ 44.46	$ 38.37
Income from Investment Operations
Net investment income (loss) B	.77	.73	.52	.46	.48
Net realized and unrealized gain (loss)	3.66	1.51	(1.18)	9.68	5.74
Total from investment operations	4.43	2.24	(.66)	10.14	6.22
Distributions from net investment income	(.76)	(.49)	(.46)	(.47)	(.14)
Distributions from net realized gain	-	(.29)	(.44)	-	-
Total distributions	(.76)	(.78)	(.90)	(.47)	(.14)
Redemption fees added to paid in capital B	- F	- F	.01	.01	.01
Net asset value, end of period	$ 57.72	$ 54.05	$ 52.59	$ 54.14	$ 44.46
Total Return A	8.32%	4.36%	(1.33)%	22.97%	16.40%
Ratios to Average Net Assets C,E
Expenses before reductions	.87%	.77%	.82%	.94%	1.17%
Expenses net of fee waivers, if any	.87%	.77%	.82%	.94%	1.17%
Expenses net of all reductions	.86%	.77%	.82%	.89%	1.13%
Net investment income (loss)	1.42%	1.42%	.90%	.93%	1.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,262,380	$ 2,992,597	$ 3,778,765	$ 3,953,693	$ 3,149,791
Portfolio turnover rate D	64%	86%	104%	143%	123%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 53.91	$ 52.44	$ 54.02	$ 44.39	$ 38.31
Income from Investment Operations
Net investment income (loss) B	.78	.74	.51	.46	.49
Net realized and unrealized gain (loss)	3.64	1.50	(1.18)	9.65	5.72
Total from investment operations	4.42	2.24	(.67)	10.11	6.21
Distributions from net investment income	(.76)	(.48)	(.48)	(.49)	(.14)
Distributions from net realized gain	-	(.29)	(.44)	-	-
Total distributions	(.76)	(.77)	(.92)	(.49)	(.14)
Redemption fees added to paid in capital B	- F	- F	.01	.01	.01
Net asset value, end of period	$ 57.57	$ 53.91	$ 52.44	$ 54.02	$ 44.39
Total Return A	8.34%	4.38%	(1.35)%	22.94%	16.40%
Ratios to Average Net Assets C,E
Expenses before reductions	.86%	.76%	.82%	.95%	1.17%
Expenses net of fee waivers, if any	.86%	.76%	.82%	.95%	1.17%
Expenses net of all reductions	.85%	.76%	.82%	.90%	1.14%
Net investment income (loss)	1.43%	1.42%	.89%	.92%	1.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 30,831	$ 59,245	$ 68,112	$ 46,737	$ 17,956
Portfolio turnover rate D	64%	86%	104%	143%	123%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Canada and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 622,734,162
Gross unrealized depreciation	(48,641,784)
Net unrealized appreciation (depreciation) on securities and other investments	$ 574,092,378

Tax Cost	$ 2,006,406,284

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,441,496
Undistributed long-term capital gain	$ 13,654,145
Net unrealized appreciation (depreciation)	$ 574,037,201

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 43,693,415	$ 59,297,828

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,782,914,089 and $2,781,691,453, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Canada as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .60% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 337,330	$ 15,373
Class T	.25%	.25%	129,706	3,129
Class B	.75%	.25%	86,940	65,318
Class C	.75%	.25%	543,853	40,074
			$ 1,097,829	$ 123,894

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 34,481
Class T	5,392
Class B*	16,573
Class C*	4,351
$ 60,797

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 380,027.28
Class T	80,050.31
Class B	26,068.30
Class C	144,052.27
Canada	5,469,174.22
Institutional Class	85,489.21
	$ 6,184,860

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $7,827 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,609,545.33%		$ 1,724

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,428 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,181,563, including $135,823 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $12,098,400. The weighted average interest rate was .66%. The interest expense amounted to $1,104 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $248,571 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $40,968.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 1,637,055	$ 1,331,457
Class T	220,579	100,888
Class B	25,159	-
Class C	146,334	-
Canada	40,860,360	34,710,753
Institutional Class	803,928	588,282
Total	$ 43,693,415	$ 36,731,380
From net realized gain
Class A	$ -	$ 1,169,578
Class T	-	185,711
Class B	-	32,050
Class C	-	395,818
Canada	-	20,430,566
Institutional Class	-	352,725
Total	$ -	$ 22,566,448

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	215,503	554,403	$ 11,581,739	$ 28,690,109
Reinvestment of distributions	24,773	41,955	1,299,341	2,109,494
Shares redeemed	(1,179,795)	(1,747,243)	(63,487,281)	(89,985,257)
Net increase (decrease)	(939,519)	(1,150,885)	$ (50,606,201)	$ (59,185,654)
Class T
Shares sold	36,303	72,156	$ 1,947,020	$ 3,681,114
Reinvestment of distributions	4,099	5,569	214,911	279,919
Shares redeemed	(178,697)	(183,751)	(9,595,838)	(9,407,140)
Net increase (decrease)	(138,295)	(106,026)	$ (7,433,907)	$ (5,446,107)
Class B
Shares sold	567	3,584	$ 30,467	$ 181,692
Reinvestment of distributions	400	519	20,851	25,894
Shares redeemed	(49,457)	(49,710)	(2,648,974)	(2,528,127)
Net increase (decrease)	(48,490)	(45,607)	$ (2,597,656)	$ (2,320,541)
Class C
Shares sold	62,908	161,752	$ 3,346,028	$ 8,188,420
Reinvestment of distributions	2,201	6,045	114,122	300,150
Shares redeemed	(510,875)	(622,861)	(27,051,390)	(31,505,606)
Net increase (decrease)	(445,766)	(455,064)	$ (23,591,240)	$ (23,017,036)
Canada
Shares sold	2,375,531	4,866,802	$ 128,818,784	$ 252,453,035
Reinvestment of distributions	737,701	1,003,141	38,862,091	50,678,709
Shares redeemed	(19,289,279)	(22,354,268)	(1,044,400,607)	(1,155,960,861)
Net increase (decrease)	(16,176,047)	(16,484,325)	$ (876,719,732)	$ (852,829,117)
Institutional Class
Shares sold	144,801	561,510	$ 7,839,112	$ 29,055,185
Reinvestment of distributions	11,985	13,162	629,694	663,252
Shares redeemed	(720,255)	(774,433)	(38,850,898)	(39,795,082)
Net increase (decrease)	(563,469)	(199,761)	$ (30,382,092)	$ (10,076,645)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Canada Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund (a fund of Fidelity Investment Trust) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Canada Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Canada Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/09/13	12/06/13	$0.222	$0.32

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2013 $54,802,785 or, if subsequently determined to be different, the net capital gain of such year.

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

December 07, 2012
Institutional Class	4%

The Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/10/12	$0.893	$0.1441

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Canada Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group comparison is not shown below.

Annual Report

Fidelity Canada Fund

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2012 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved for more recent periods.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Canada Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

ACANI-UANN-1213
1.843157.106

Fidelity®

Emerging Markets
Fund -

Class K

Annual Report

October 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Class K A	12.01%	14.16%	11.43%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Emerging Markets Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Fund - Class K on October 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets Index performed over the same period. See footnote A above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Sammy Simnegar, Portfolio Manager of Fidelity® Emerging Markets Fund: For the year, the fund's Class K shares returned 12.01%, handily besting the 6.90% gain of the MSCI® Emerging Markets Index. Versus the index, performance was lifted by a large overweighting in software & services, especially a non-index position in China-based Internet real estate portal SouFun Holdings. However, the largest relative contributor was Mexico-based telecommunication services provider America Movil. I'll also mention casino stocks Galaxy Entertainment Group, a Hong Kong company, and Sands China. Additionally, the fund benefited from underweighting the materials and energy sectors. Specifically, our results benefited from not owning energy provider Petroleo Brasileiro, and from selling our underweighted stake in metals miner Vale, two weak-performing, Brazil-based index components. Conversely, positioning in financials dampened performance, as did my picks in the media and automobiles/components segments. Automakers Kia Motors and Astra International - based in South Korea and Indonesia, respectively - were two of our largest detractors. Golden Eagle Retail Group, a China-based chain of department stores, also hurt. I sold a number of stocks mentioned here.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Emerging Markets Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Emerging Markets	1.07%
Actual		$ 1,000.00	$ 1,013.30	$ 5.43
HypotheticalA		$ 1,000.00	$ 1,019.81	$ 5.45
Class K	.85%
Actual		$ 1,000.00	$ 1,014.10	$ 4.32
HypotheticalA		$ 1,000.00	$ 1,020.92	$ 4.33

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Emerging Markets Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
Brazil	11.7%
India	11.4%
Korea (South)	8.1%
Cayman Islands	7.6%
South Africa	6.8%
Mexico	6.1%
Indonesia	5.5%
United States of America*	4.2%
Russia	3.9%
Other	34.7%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
Brazil	11.8%
India	10.4%
Korea (South)	8.7%
Indonesia	7.6%
Mexico	7.2%
South Africa	7.0%
United States of America*	6.6%
Philippines	3.8%
Cayman Islands	3.7%
Other	33.2%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.6	99.2
Short-Term Investments and Net Other Assets (Liabilities)	0.4	0.8
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	4.6	4.9
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.6	2.8
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.7	1.4
Hyundai Motor Co. (Korea (South), Automobiles)	1.4	1.2
Itau Unibanco Holding SA sponsored ADR (Brazil, Commercial Banks)	1.4	1.4
Sberbank (Savings Bank of the Russian Federation) (Russia, Commercial Banks)	1.3	1.4
Naspers Ltd. Class N (South Africa, Media)	1.2	1.1
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR (Brazil, Beverages)	1.1	1.4
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	1.0	1.1
HDFC Bank Ltd. (India, Commercial Banks)	0.9	0.9
	17.2
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.7	23.2
Consumer Discretionary	20.6	18.9
Information Technology	14.5	16.0
Industrials	13.1	13.0
Consumer Staples	11.2	14.2
Materials	5.8	5.0
Health Care	3.9	3.9
Energy	2.9	3.0
Utilities	0.5	0.0
Telecommunication Services	0.4	2.0

Annual Report

Fidelity Emerging Markets Fund

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
Australia - 0.4%
Fortescue Metals Group Ltd.	2,433,475	$ 11,982,994
Bailiwick of Jersey - 0.4%
WPP PLC	554,000	11,769,758
Bermuda - 1.8%
Brilliance China Automotive Holdings Ltd.	8,460,000	14,796,543
Cosan Ltd. Class A	694,700	10,948,472
Credicorp Ltd.	125,832	17,188,651
Jardine Matheson Holdings Ltd.	150,400	8,195,296
TOTAL BERMUDA		51,128,962
Brazil - 11.5%
Anhanguera Educacional Participacoes SA	1,932,400	11,558,861
BB Seguridade Participacoes SA	1,471,400	16,072,296
BM&F Bovespa SA	3,199,900	18,040,683
BR Malls Participacoes SA	1,631,700	15,805,683
Brasil Insurance Participacoes e Administracao SA	1,013,900	9,232,908
BTG Pactual Participations Ltd. unit	854,800	11,435,745
CCR SA	2,045,200	17,008,337
Cetip SA - Mercados Organizado	921,300	10,215,647
Cielo SA	676,280	20,528,096
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR (d)	338,919	17,088,296
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	810,834	30,163,025
Iguatemi Empresa de Shopping Centers SA	1,134,900	13,045,119
Itau Unibanco Holding SA sponsored ADR	2,508,426	38,654,845
Localiza Rent A Car SA	809,261	13,185,442
Multiplan Empreendimentos Imobiliarios SA	552,567	12,971,832
Odontoprev SA	2,700,300	11,161,851
Qualicorp SA (a)	1,246,700	11,675,639
Souza Cruz SA	1,305,667	14,122,092
Ultrapar Participacoes SA	675,200	17,993,679
Weg SA	838,150	10,887,494
TOTAL BRAZIL		320,847,570
British Virgin Islands - 0.4%
Mail.Ru Group Ltd. GDR (e)	303,200	11,182,016
Cayman Islands - 7.6%
51job, Inc. sponsored ADR (a)	147,500	11,298,500
Baidu.com, Inc. sponsored ADR (a)	83,160	13,380,444
Baoxin Auto Group Ltd.	11,446,000	11,795,891
Cimc Enric Holdings Ltd.	9,406,000	13,248,229
ENN Energy Holdings Ltd.	2,382,000	14,117,490
Eurasia Drilling Co. Ltd. GDR (Reg. S)	284,391	12,043,959
Greatview Aseptic Pack Co. Ltd.	17,580,000	11,065,446
Haitian International Holdings Ltd.	4,654,000	11,213,301
Hengdeli Holdings Ltd.	38,020,000	9,023,191

	Shares	Value
Lifestyle International Holdings Ltd.	1,783,300	$ 3,887,240
New Oriental Education & Technology Group, Inc. sponsored ADR	432,100	11,325,341
Noah Holdings Ltd. sponsored ADR	387,795	7,480,566
Sands China Ltd.	1,592,800	11,319,912
Shenzhou International Group Holdings Ltd.	3,157,000	10,872,166
SouFun Holdings Ltd. ADR (d)	254,313	13,537,081
Tencent Holdings Ltd.	855,400	46,692,284
TOTAL CAYMAN ISLANDS		212,301,041
Chile - 0.3%
Inversiones La Construccion SA	577,897	8,675,507
China - 3.2%
China Merchants Bank Co. Ltd. (H Shares)	9,169,959	18,214,545
China Minsheng Banking Corp. Ltd. (H Shares)	10,888,500	12,485,330
China Pacific Insurance Group Co. Ltd. (H Shares)	5,013,200	18,105,198
China Vanke Co. Ltd. (B Shares)	5,757,559	9,750,645
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	2,809,000	22,119,109
Travelsky Technology Ltd. (H Shares)	10,892,000	9,314,325
TOTAL CHINA		89,989,152
Colombia - 0.9%
Cemex Latam Holdings SA	1,216,187	9,306,086
Grupo de Inversiones Suramerica SA	739,510	14,654,583
TOTAL COLOMBIA		23,960,669
Denmark - 0.3%
Novo Nordisk A/S Series B sponsored ADR	52,400	8,733,508
Finland - 0.8%
Kone Oyj (B Shares)	111,120	9,799,213
Nokian Tyres PLC	219,300	11,097,313
TOTAL FINLAND		20,896,526
France - 1.9%
Bureau Veritas SA	337,500	10,191,272
Kering SA	41,900	9,520,496
LVMH Moet Hennessy - Louis Vuitton SA	57,753	11,119,124
Pernod Ricard SA	84,016	10,095,436
Sanofi SA sponsored ADR	214,766	11,485,686
TOTAL FRANCE		52,412,014
Hong Kong - 1.8%
AIA Group Ltd.	2,267,000	11,506,056
China Overseas Land and Investment Ltd.	5,803,000	17,963,627
Far East Horizon Ltd.	11,905,000	8,706,481
Galaxy Entertainment Group Ltd. (a)	1,460,000	10,893,976
TOTAL HONG KONG		49,070,140
Common Stocks - continued
	Shares	Value
India - 11.4%
Axis Bank Ltd.	758,960	$ 15,058,750
Bajaj Auto Ltd.	393,876	13,613,470
Bank of Baroda	1,321,328	13,784,918
Bharat Heavy Electricals Ltd.	3,257,946	7,459,694
CRISIL Ltd.	364,734	6,625,393
Exide Industries Ltd. (a)	4,230,134	8,566,804
Grasim Industries Ltd. sponsored GDR	187,060	8,553,318
HCL Technologies Ltd.	605,779	10,767,559
HDFC Bank Ltd.	2,240,834	24,885,100
Housing Development Finance Corp. Ltd.	1,940,756	26,928,525
ITC Ltd.	3,755,543	20,415,859
Larsen & Toubro Ltd.	1,114,461	17,609,222
Mahindra & Mahindra Ltd.	1,097,481	15,811,997
Maruti Suzuki India Ltd.	337,950	8,973,027
Mundra Port and SEZ Ltd.	4,004,602	9,455,238
Punjab National Bank	273,831	2,540,038
State Bank of India	527,555	15,381,742
Sun Pharmaceutical Industries Ltd.	1,574,506	15,554,967
Sun TV Ltd.	1,817,236	12,389,843
Tata Consultancy Services Ltd.	655,801	22,476,381
Tata Motors Ltd.	2,731,686	16,941,426
Titan Industries Ltd.	3,045,964	13,207,218
Zee Entertainment Enterprises Ltd. (a)	2,396,184	10,345,073
TOTAL INDIA		317,345,562
Indonesia - 5.5%
PT ACE Hardware Indonesia Tbk	196,126,500	10,613,133
PT Astra International Tbk	33,150,000	19,556,118
PT Bank Central Asia Tbk	18,758,000	17,389,228
PT Bank Rakyat Indonesia Tbk	24,433,500	17,123,410
PT Global Mediacom Tbk	70,247,000	11,902,512
PT Gudang Garam Tbk	3,611,000	11,820,377
PT Indocement Tunggal Prakarsa Tbk	7,022,500	13,020,136
PT Jasa Marga Tbk	22,097,000	10,291,297
PT Kalbe Farma Tbk	86,764,500	10,006,055
PT Media Nusantara Citra Tbk	41,852,000	9,281,832
PT Semen Gresik (Persero) Tbk	10,897,500	13,872,549
PT Surya Citra Media Tbk	42,748,000	8,911,712
PT Tower Bersama Infrastructure Tbk	1,777,865	898,982
TOTAL INDONESIA		154,687,341
Ireland - 0.3%
Dragon Oil PLC	836,267	7,897,727
Italy - 0.7%
Pirelli & C SpA	604,100	8,513,850
Prada SpA	1,056,300	10,300,049
TOTAL ITALY		18,813,899
Japan - 0.4%
Japan Tobacco, Inc.	275,600	9,972,223

	Shares	Value
Kenya - 0.4%
Safaricom Ltd.	89,086,800	$ 9,863,741
Korea (South) - 8.1%
Hyundai Mobis	83,335	23,517,660
Hyundai Motor Co.	166,768	39,756,036
Kia Motors Corp.	335,905	19,528,616
LG Household & Health Care Ltd.	25,926	13,460,368
Samsung Electronics Co. Ltd.	93,476	129,035,006
TOTAL KOREA (SOUTH)		225,297,686
Luxembourg - 0.3%
Brait SA	1,922,900	9,366,685
Malaysia - 0.5%
Bumiputra-Commerce Holdings Bhd	131,726	311,736
Public Bank Bhd	2,352,800	13,640,501
TOTAL MALAYSIA		13,952,237
Mexico - 6.1%
Alsea S.A.B. de CV	2,574,906	8,008,560
Banregio Grupo Financiero S.A.B. de CV	1,717,293	9,514,887
Coca-Cola FEMSA S.A.B. de CV Series L	1,166,920	14,222,432
Fomento Economico Mexicano S.A.B. de CV unit	2,472,593	23,129,777
Gruma S.A.B. de CV Series B (a)	1,501,727	10,292,163
Grupo Aeroportuario del Pacifico SA de CV Series B	2,032,857	10,576,201
Grupo Aeroportuario del Sureste SA de CV Series B	990,200	11,835,574
Grupo Financiero Banorte S.A.B. de CV Series O	3,020,900	19,282,267
Grupo Financiero Interacciones, SA de CV	2,089,300	9,768,135
Grupo Mexico SA de CV Series B	5,968,913	18,852,931
Grupo Televisa SA de CV	3,637,757	22,221,482
Mexichem S.A.B. de CV	3,245,959	13,556,290
TOTAL MEXICO		171,260,699
Netherlands - 0.4%
Yandex NV (a)	314,903	11,607,325
Nigeria - 0.4%
Guaranty Trust Bank PLC GDR (Reg. S)	1,559,777	12,166,261
Panama - 0.4%
Copa Holdings SA Class A	74,176	11,092,279
Philippines - 3.1%
Alliance Global Group, Inc.	19,883,600	12,123,866
DMCI Holdings, Inc.	8,344,600	10,002,320
LT Group, Inc.	23,577,800	9,067,755
Metropolitan Bank & Trust Co.	5,704,738	11,748,737
Security Bank Corp.	3,987,250	12,824,893
SM Investments Corp.	808,502	16,014,756
SM Prime Holdings, Inc.	34,230,300	15,192,344
TOTAL PHILIPPINES		86,974,671
Common Stocks - continued
	Shares	Value
Russia - 3.9%
Alrosa Co. Ltd. (a)	8,128,200	$ 9,146,863
Magnit OJSC GDR (Reg. S)	345,534	22,200,560
Moscow Exchange MICEX-RTS OAO	4,224,300	8,067,737
Norilsk Nickel OJSC sponsored ADR	919,287	13,945,584
NOVATEK OAO GDR (Reg. S)	146,700	20,611,350
Sberbank (Savings Bank of the Russian Federation)	11,147,000	35,730,739
TOTAL RUSSIA		109,702,833
South Africa - 6.8%
Aspen Pharmacare Holdings Ltd.	541,590	15,077,391
Barloworld Ltd.	1,263,370	11,326,440
Bidvest Group Ltd.	614,500	16,387,279
Capitec Bank Holdings Ltd.	296,306	6,316,472
Clicks Group Ltd.	1,815,527	11,312,286
Discovery Holdings Ltd.	1,385,674	11,732,765
Imperial Holdings Ltd.	677,070	14,386,157
Life Healthcare Group Holdings Ltd.	3,611,464	14,749,847
Mr Price Group Ltd.	959,288	15,114,490
Nampak Ltd.	3,741,600	12,374,162
Naspers Ltd. Class N	360,312	33,702,699
Shoprite Holdings Ltd.	899,500	16,468,993
Wilson Bayly Holmes-Ovcon Ltd.	539,393	9,456,135
TOTAL SOUTH AFRICA		188,405,116
Sweden - 0.6%
Atlas Copco AB (A Shares)	351,000	9,739,092
Elekta AB (B Shares)	512,800	7,565,324
TOTAL SWEDEN		17,304,416
Switzerland - 1.9%
Compagnie Financiere Richemont SA Series A	101,698	10,429,271
Schindler Holding AG (Reg.)	71,090	10,107,026
SGS SA (Reg.)	4,100	9,606,657
Swatch Group AG (Bearer)	17,640	11,285,634
Syngenta AG (Switzerland)	25,829	10,425,016
TOTAL SWITZERLAND		51,853,604
Taiwan - 2.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	19,662,000	72,328,946
Thailand - 3.1%
Airports of Thailand PCL (For. Reg.)	1,919,700	13,075,547
BEC World PCL (For. Reg.)	6,091,000	11,399,221
Kasikornbank PCL (For. Reg.)	3,088,500	19,250,410
Minor International PCL (For. Reg.)	15,052,300	13,420,123
Siam Commercial Bank PCL (For. Reg.)	3,278,600	17,327,862
Thai Beverage PCL	28,207,000	12,375,475
TOTAL THAILAND		86,848,638

	Shares	Value
Togo - 0.3%
Ecobank Transnational, Inc.	109,026,650	$ 9,529,533
Turkey - 2.6%
Anadolu Hayat Sigorta AS	855,000	2,102,968
Coca-Cola Icecek A/S	425,327	12,197,856
Enka Insaat ve Sanayi A/S	3,537,349	10,348,462
Koc Holding A/S	3,164,000	15,532,724
Tupras Turkiye Petrol Rafinelleri A/S	593,472	13,467,392
Turkiye Garanti Bankasi A/S	4,592,395	18,496,108
TOTAL TURKEY		72,145,510
United Kingdom - 3.5%
Aberdeen Asset Management PLC	1,421,522	10,094,880
British American Tobacco PLC (United Kingdom)	210,300	11,602,731
Burberry Group PLC	424,600	10,450,336
Diageo PLC	324,641	10,348,737
InterContinental Hotel Group PLC	338,000	9,848,226
Intertek Group PLC	209,818	11,209,587
Prudential PLC	590,180	12,069,632
Rolls-Royce Group PLC	549,500	10,132,285
Standard Chartered PLC (United Kingdom)	437,701	10,523,638
TOTAL UNITED KINGDOM		96,280,052
United States of America - 3.8%
BorgWarner, Inc.	83,900	8,652,607
Colgate-Palmolive Co.	171,428	11,096,534
Cummins, Inc.	65,200	8,281,704
FMC Corp.	158,324	11,519,654
Google, Inc. Class A (a)	11,150	11,490,967
MasterCard, Inc. Class A	16,500	11,832,150
Mead Johnson Nutrition Co. Class A	130,188	10,631,152
Philip Morris International, Inc.	124,787	11,121,017
Visa, Inc. Class A	54,200	10,659,514
Yahoo!, Inc. (a)	320,300	10,547,479
TOTAL UNITED STATES OF AMERICA		105,832,778
TOTAL COMMON STOCKS (Cost $2,434,587,446)		2,743,479,619
Nonconvertible Preferred Stocks - 1.2%

Brazil - 0.2%
Marcopolo SA (PN)	1,875,000	4,837,738
Colombia - 0.7%
Banco Davivienda SA	860,985	11,292,641
Grupo Aval Acciones y Valores SA	13,225,905	9,190,715
TOTAL COLOMBIA		20,483,356
Germany - 0.3%
Porsche Automobil Holding SE (Germany)	92,000	8,617,748
Nonconvertible Preferred Stocks - continued
	Shares	Value
United Kingdom - 0.0%
Rolls-Royce Group PLC Series C	47,257,000	$ 75,772
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $36,206,353)		34,014,614
Money Market Funds - 0.7%

Fidelity Cash Central Fund, 0.09% (b)	8,417,046	8,417,046
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	10,705,636	10,705,636
TOTAL MONEY MARKET FUNDS (Cost $19,122,682)		19,122,682
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $2,489,916,481)		2,796,616,915
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(7,910,431)
NET ASSETS - 100%		$ 2,788,706,484
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,182,016 or 0.4% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 36,614
Fidelity Securities Lending Cash Central Fund	270,382
Total	$ 306,996
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 578,246,742	$ 551,457,090	$ 26,789,652	$ -
Consumer Staples	313,205,144	281,281,453	31,923,691	-
Energy	82,962,579	82,962,579	-	-
Financials	747,584,706	708,089,936	39,494,770	-
Health Care	106,010,268	106,010,268	-	-
Industrials	361,603,979	361,603,979	-	-
Information Technology	405,379,573	333,050,627	72,328,946	-
Materials	157,621,029	147,196,013	10,425,016	-
Telecommunication Services	10,762,723	10,762,723	-	-
Utilities	14,117,490	14,117,490	-	-
Money Market Funds	19,122,682	19,122,682	-	-
Total Investments in Securities:	$ 2,796,616,915	$ 2,615,654,840	$ 180,962,075	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $10,522,555) - See accompanying schedule: Unaffiliated issuers (cost $2,470,793,799)	$ 2,777,494,233
Fidelity Central Funds (cost $19,122,682)	19,122,682
Total Investments (cost $2,489,916,481)		$ 2,796,616,915
Cash		1,261,805
Foreign currency held at value (cost $43,538)		36,762
Receivable for investments sold		74,435,952
Receivable for fund shares sold		1,989,699
Dividends receivable		3,281,460
Distributions receivable from Fidelity Central Funds		5,056
Prepaid expenses		7,786
Other receivables		1,860,624
Total assets		2,879,496,059

Liabilities
Payable for investments purchased	$ 73,356,472
Payable for fund shares redeemed	2,633,827
Accrued management fee	1,613,619
Other affiliated payables	607,666
Other payables and accrued expenses	1,872,355
Collateral on securities loaned, at value	10,705,636
Total liabilities		90,789,575

Net Assets		$ 2,788,706,484
Net Assets consist of:
Paid in capital		$ 2,536,971,685
Distributions in excess of net investment income		(481)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(52,900,375)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		304,635,655
Net Assets		$ 2,788,706,484

Statement of Assets and Liabilities - continued

October 31, 2013

Emerging Markets: Net Asset Value, offering price and redemption price per share ($2,241,337,971 ÷ 91,759,080 shares)	$ 24.43

Class K: Net Asset Value, offering price and redemption price per share ($547,368,513 ÷ 22,411,213 shares)	$ 24.42

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 55,957,180
Interest		1,953
Income from Fidelity Central Funds		306,996
Income before foreign taxes withheld		56,266,129
Less foreign taxes withheld		(4,553,424)
Total income		51,712,705

Expenses
Management fee	$ 19,368,515
Transfer agent fees	6,081,451
Accounting and security lending fees	1,197,410
Custodian fees and expenses	1,643,748
Independent trustees' compensation	16,067
Registration fees	87,343
Audit	118,841
Legal	7,433
Interest	4,456
Miscellaneous	24,853
Total expenses before reductions	28,550,117
Expense reductions	(1,393,042)	27,157,075
Net investment income (loss)		24,555,630
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	276,385,126
Foreign currency transactions	(1,362,506)
Total net realized gain (loss)		275,022,620
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $1,332,927)	15,751,729
Assets and liabilities in foreign currencies	(384,967)
Total change in net unrealized appreciation (depreciation)		15,366,762
Net gain (loss)		290,389,382
Net increase (decrease) in net assets resulting from operations		$ 314,945,012

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 24,555,630	$ 47,729,874
Net realized gain (loss)	275,022,620	21,976,330
Change in net unrealized appreciation (depreciation)	15,366,762	(38,586,040)
Net increase (decrease) in net assets resulting from operations	314,945,012	31,120,164
Distributions to shareholders from net investment income	(39,208,001)	(46,903,179)
Share transactions - net increase (decrease)	(299,270,748)	(578,640,528)
Redemption fees	565,621	392,465
Total increase (decrease) in net assets	(22,968,116)	(594,031,078)

Net Assets
Beginning of period	2,811,674,600	3,405,705,678
End of period (including distributions in excess of net investment income of $481 and undistributed net investment income of $34,119,316, respectively)	$ 2,788,706,484	$ 2,811,674,600

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Markets

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 22.15	$ 22.23	$ 25.72	$ 20.68	$ 13.71
Income from Investment Operations
Net investment income (loss) B	.20	.33	.35	.23	.17
Net realized and unrealized gain (loss)	2.38	(.11)	(3.48)	5.05	7.03
Total from investment operations	2.58	.22	(3.13)	5.28	7.20
Distributions from net investment income	(.30)	(.30)	(.24)	(.12)	(.24)
Distributions from net realized gain	-	-	(.13)	(.14)	-
Total distributions	(.30)	(.30)	(.37)	(.25) G	(.24)
Redemption fees added to paid in capital B	- F	- F	.01	.01	.01
Net asset value, end of period	$ 24.43	$ 22.15	$ 22.23	$ 25.72	$ 20.68
Total Return A	11.78%	1.03%	(12.33)%	25.76%	53.95%
Ratios to Average Net Assets C, E
Expenses before reductions	1.08%	1.09%	1.07%	1.14%	1.16%
Expenses net of fee waivers, if any	1.08%	1.09%	1.07%	1.14%	1.16%
Expenses net of all reductions	1.03%	1.03%	1.01%	1.09%	1.10%
Net investment income (loss)	.85%	1.50%	1.38%	1.00%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,241,338	$ 2,203,756	$ 2,907,884	$ 3,975,342	$ 3,649,582
Portfolio turnover rate D	119%	176%	122%	85%	88%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. FAmount represents less than $.01 per share. GTotal distributions of $.25 per share is comprised of distributions from net investment income of $.116 and distributions from net realized gain of $.135 per share.

Financial Highlights - Class K

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 22.15	$ 22.23	$ 25.75	$ 20.69	$ 13.72
Income from Investment Operations
Net investment income (loss) B	.25	.37	.40	.28	.22
Net realized and unrealized gain (loss)	2.38	(.10)	(3.48)	5.05	7.02
Total from investment operations	2.63	.27	(3.08)	5.33	7.24
Distributions from net investment income	(.36)	(.35)	(.32)	(.15)	(.28)
Distributions from net realized gain	-	-	(.13)	(.14)	-
Total distributions	(.36)	(.35)	(.45)	(.28) G	(.28)
Redemption fees added to paid in capital B	- F	- F	.01	.01	.01
Net asset value, end of period	$ 24.42	$ 22.15	$ 22.23	$ 25.75	$ 20.69
Total Return A	12.01%	1.25%	(12.17)%	26.03%	54.44%
Ratios to Average Net Assets C, E
Expenses before reductions	.87%	.87%	.87%	.90%	.91%
Expenses net of fee waivers, if any	.87%	.87%	.87%	.90%	.91%
Expenses net of all reductions	.82%	.81%	.80%	.84%	.84%
Net investment income (loss)	1.07%	1.72%	1.58%	1.24%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 547,369	$ 607,919	$ 497,821	$ 888,629	$ 270,075
Portfolio turnover rate D	119%	176%	122%	85%	88%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. FAmount represents less than $.01 per share. GTotal distributions of $.28 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.135 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Emerging Markets and Class K shares, each of which has equal rights as to assets and voting privileges. The Fund's investments in emerging markets can be subject to social, economic, regulatory and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 371,097,001
Gross unrealized depreciation	(80,713,474)
Net unrealized appreciation (depreciation) on securities and other investments	$ 290,383,527

Tax Cost	$ 2,506,233,388

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (36,593,468)
Net unrealized appreciation (depreciation)	$ 288,328,748

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (36,593,468)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 39,208,001	$ 46,903,179

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,246,813,173 and $3,529,292,093, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Emerging Markets. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Emerging Markets	$ 5,795,054.27
Class K	286,397.05
	$ 6,081,451

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $10,494 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 18,337,423.34%		$ 4,456

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,070 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $270,382, including $840 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,353,191 for the period. Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $350.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $39,501.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Emerging Markets	$ 29,610,169	$ 38,359,433
Class K	9,597,832	8,543,746
Total	$ 39,208,001	$ 46,903,179

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Emerging Markets
Shares sold	23,439,766	17,560,683	$ 534,752,122	$ 382,055,836
Reinvestment of distributions	1,145,115	1,697,255	25,804,455	36,745,572
Shares redeemed	(32,317,744)	(50,595,892)	(744,356,372)	(1,110,238,720)
Net increase (decrease)	(7,732,863)	(31,337,954)	$ (183,799,795)	$ (691,437,312)
Class K
Shares sold	6,249,509	14,677,576	$ 144,545,998	$ 321,820,048
Reinvestment of distributions	426,903	395,361	9,597,831	8,543,746
Shares redeemed	(11,706,525)	(10,025,395)	(269,614,782)	(217,567,010)
Net increase (decrease)	(5,030,113)	5,047,542	$ (115,470,953)	$ 112,796,784

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Emerging Markets Fund (a fund of Fidelity Investment Trust) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Emerging Markets Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year qualify for the dividends-received deduction for corporate shareholders:

	December 7, 2012	December 27, 2012
Class K	1%	6%

A percentage the dividends distributed during the fiscal year may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code:

	December 7, 2012	December 27, 2012
Class K	86%	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class K	12/10/12	$0.409	$0.0615
	12/28/12	$0.011	$0.0000

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in October 2012.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Fidelity Emerging Markets Fund

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2012 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved for more recent periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Emerging Markets Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.
FIL Investments (Japan) Limited
FIL Investment Advisors
FIL Investment Advisors
(UK) Limited
Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodians

JPMorgan Chase Bank
New York, NY

Fidelity's International Equity Funds

Fidelity Canada Fund

Fidelity China Region Fund

Fidelity Diversified International Fund

Fidelity Emerging Asia Fund

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Fidelity Emerging Markets Fund

Fidelity Europe Capital Appreciation Fund

Fidelity Europe Fund

Fidelity Global Balanced Fund

Fidelity Global Commodity Stock Fund

Fidelity International Capital Appreciation Fund

Fidelity International Discovery Fund

Fidelity International Growth Fund

Fidelity International Small Cap Fund

Fidelity International Small Cap Opportunities Fund

Fidelity International Value Fund

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Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Overseas Fund

Fidelity Pacific Basin Fund

Fidelity Total International Equity Fund

Fidelity Worldwide Fund

Corporate Headquarters

245 Summer St.,
Boston, MA 02210
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

EMF-K-UANN-1213
1.863014.105

Fidelity Advisor®

Latin America Fund -

Class A, Class T, Class B, and Class C

Annual Report

October 31, 2013

(Fidelity Cover Art)

Class A, Class T, Class B, and Class C are
classes of Fidelity® Latin America Fund

Contents

Performance	3	How the fund has done over time.
Management's Discussion of Fund Performance	360	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	361	An example of shareholder expenses.
Investment Changes	362	A summary of major shifts in the fund's investments over the past six months.
Investments	363	A complete list of the fund's investments with their market values.
Financial Statements	368	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	378	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	384
Trustees and Officers	384
Distributions	390
Board Approval of Investment Advisory Contracts and Management Fees	391

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge ) A	-14.17%	9.54%	14.37%
Class T (incl. 3.50% sales charge) B	-12.35%	9.88%	14.55%
Class B (incl. contingent deferred sales charge) C	-13.77%	10.06%	14.78%
Class C (incl. contingent deferred sales charge) D	-10.45%	10.33%	14.79%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on September 28, 2010. Returns prior to September 28, 2010 are those of Fidelity® Latin America Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to September 28, 2010, would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on September 28, 2010. Returns prior to September 28, 2010 are those of Fidelity® Latin America Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to September 28, 2010, would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on September 28, 2010. Returns prior to September 28, 2010 are those of Fidelity Latin America Fund, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to September 28, 2010, would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on September 28, 2010. Returns prior to September 28, 2010 are those of Fidelity Latin America Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to September 28, 2010, would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Latin America Fund - Class A on October 31, 2003, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EM (Emerging Markets) Latin America Index performed over the same period. See footnote A above for additional information regarding the performance ofClass A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Adam Kutas, Portfolio Manager of Fidelity Advisor® Latin America Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned -8.93%, -9.17%, -9.60% and -9.62%, respectively (excluding sales charges), underperforming the -2.43% return of the MSCI® EM (Emerging Markets) Latin America Index. Versus the index, poor security selection and an underweighting in relatively strong Brazil, the largest index component by far, hurt, as did unfavorable security selection in Mexico and Peru. At the sector level, we were held back by security selection in consumer discretionary - particularly the media industry - and materials, including an overweighting in Peruvian gold mining company Compania de Minas Buenaventura, significantly underweighting Mexican cable TV company Grupo Televisa and an overweighting in Brazilian consumer-loyalty awards program manager Multiplus. On the plus side, positioning in consumer staples helped, including the top two individual contributors during the period: an out-of-benchmark position in Mexican flour supplier Gruma and an overweighting in consumer products company Kimberly-Clark de Mexico, the latter of which was sold from the fund before period end.

Note to shareholders: Fidelity Advisor® Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin America market. As of October 31, 2013, the fund did not have more than 25% of its total assets in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Latin America Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.36%
Actual		$ 1,000.00	$ 898.10	$ 6.51
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.92
Class T	1.63%
Actual		$ 1,000.00	$ 897.00	$ 7.79
HypotheticalA		$ 1,000.00	$ 1,016.99	$ 8.29
Class B	2.10%
Actual		$ 1,000.00	$ 894.70	$ 10.03
HypotheticalA		$ 1,000.00	$ 1,014.62	$ 10.66
Class C	2.11%
Actual		$ 1,000.00	$ 894.60	$ 10.08
HypotheticalA		$ 1,000.00	$ 1,014.57	$ 10.71
Latin America	1.05%
Actual		$ 1,000.00	$ 899.50	$ 5.03
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.35
Institutional Class	1.03%
Actual		$ 1,000.00	$ 899.40	$ 4.93
HypotheticalA		$ 1,000.00	$ 1,020.01	$ 5.24

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Latin America Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
Brazil	50.1%
Mexico	19.3%
Chile	14.0%
Colombia	8.8%
Peru	3.3%
United States of America*	2.7%
Spain	0.9%
France	0.5%
Panama	0.2%
Other	0.2%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
Brazil	46.3%
Mexico	23.8%
Chile	15.0%
Colombia	8.1%
United States of America*	4.4%
Peru	2.4%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.3	96.9
Short-Term Investments and Net Other Assets (Liabilities)	0.7	3.1
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
America Movil S.A.B. de CV Series L (Mexico, Wireless Telecommunication Services)	7.7	8.4
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	6.4	6.4
Itau Unibanco Holding SA (Brazil, Commercial Banks)	5.9	6.4
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR (Brazil, Beverages)	4.4	5.1
Petroleo Brasileiro SA - Petrobras (Brazil, Oil, Gas & Consumable Fuels)	3.8	4.0
Wal-Mart de Mexico SA de CV Series V (Mexico, Food & Staples Retailing)	3.3	4.4
Fomento Economico Mexicano S.A.B. de CV sponsored ADR (Mexico, Beverages)	3.1	5.1
CCR SA (Brazil, Transportation Infrastructure)	2.9	2.9
Vale SA (Brazil, Steel)	2.8	2.6
Grupo de Inversiones Suramerica SA (Colombia, Diversified Financial Services)	2.7	2.2
	43.0
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	24.5	26.7
Financials	22.8	19.5
Telecommunication Services	13.5	15.1
Energy	12.6	13.2
Materials	10.8	9.5
Industrials	5.4	6.2
Consumer Discretionary	5.1	2.5
Utilities	3.6	4.1
Information Technology	1.0	0.1

Annual Report

Fidelity Latin America Fund

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 78.0%
	Shares	Value
Brazil - 30.5%
Banco Bradesco SA	287,900	$ 4,614,985
Banco Bradesco SA (PN) sponsored ADR	159,621	2,301,735
BB Seguridade Participacoes SA	893,200	9,756,541
Brasil Foods SA	286,500	6,727,033
BTG Pactual Participations Ltd. unit	1,403,600	18,777,739
CCR SA	4,830,700	40,173,172
Cielo SA	451,800	13,714,133
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR (d)	337,370	17,010,195
Companhia de Bebidas das Americas (AmBev):
(PN) sponsored ADR	1,674,213	62,280,724
sponsored ADR (d)	341,625	12,691,369
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	960,500	10,178,676
Cyrela Brazil Realty SA	1,736,900	12,986,820
Embraer SA sponsored ADR	268,634	7,895,153
Estacio Participacoes SA	960,700	7,419,030
Industrias Romi SA (a)	490,000	1,367,065
Itau Unibanco Holding SA sponsored ADR	1,505,938	23,206,505
M. Dias Branco SA	240,900	11,298,707
Multiplus SA	1,954,300	24,208,475
Obrascon Huarte Lain Brasil SA	166,500	1,479,042
Petroleo Brasileiro SA - Petrobras:
(ON)	1,194,028	10,414,832
(PN) sponsored ADR (non-vtg.)	381,913	6,935,540
sponsored ADR	2,512,645	43,795,402
Souza Cruz SA	2,756,400	29,813,218
Telefonica Brasil SA sponsored ADR (d)	304,542	6,754,742
TIM Participacoes SA	2,087,495	10,641,547
Tractebel Energia SA	734,175	12,486,415
Vale SA:
(PN-A) sponsored ADR	851,775	12,469,986
sponsored ADR (d)	544,093	8,710,929
TOTAL BRAZIL		430,109,710
Canada - 0.1%
First Majestic Silver Corp. (a)	124,800	1,412,401
Chile - 12.7%
Aguas Andinas SA	14,673,069	9,939,591
Banco de Chile	65,951,092	10,052,634
Banco de Chile sponsored ADR (d)	114,754	10,537,860
Banco Santander Chile sponsored ADR (d)	1,000,709	24,577,413
CAP SA	795,964	16,531,502
Compania Cervecerias Unidas SA	2,143,530	28,747,785
Empresa Nacional de Telecomunicaciones SA (ENTEL)	1,759,033	27,069,709
Inversiones La Construccion SA	731,460	10,980,826
LATAM Airlines Group SA	239,915	3,973,995

	Shares	Value
LATAM Airlines Group SA sponsored ADR (d)	804,554	$ 13,315,369
S.A.C.I. Falabella	1,837,918	18,291,278
Sociedad Matriz SAAM SA	48,419,693	4,867,019
TOTAL CHILE		178,884,981
Colombia - 8.4%
Bolsa de Valores de Colombia	586,230,591	7,465,926
Cemex Latam Holdings SA	673,456	5,153,187
Ecopetrol SA	9,879,672	23,493,796
Ecopetrol SA ADR (d)	15,216	720,630
Empresa de Telecomunicaciones de Bogota	40,032,169	8,208,031
Grupo Aval Acciones y Valores SA	4,519,256	3,176,265
Grupo de Inversiones Suramerica SA	1,765,744	34,991,065
Inversiones Argos SA	2,984,600	34,603,570
TOTAL COLOMBIA		117,812,470
France - 0.5%
Carrefour SA	192,221	7,041,458
Luxembourg - 0.1%
Tenaris SA sponsored ADR	28,821	1,349,111
Mexico - 19.3%
America Movil S.A.B. de CV:
Series L	5,073,400	5,443,875
Series L sponsored ADR	4,789,573	102,544,757
Consorcio ARA S.A.B. de CV (a)	23,993,705	9,378,827
Controladora Commercial Mexicana S.A.B. de CV unit (d)	1,738,815	7,128,645
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	465,111	43,394,856
Gruma S.A.B. de CV Series B (a)	3,297,556	22,599,970
Grupo Financiero Inbursa S.A.B. de CV Series O	4,007,300	10,322,892
Grupo Financiero Santander Mexico S.A.B. de CV	4,260,900	11,926,503
Grupo Televisa SA de CV (CPO) sponsored ADR	25,200	767,088
Industrias Penoles SA de CV	288,178	8,431,811
Infraestructura Energetica Nova S.A.B. de CV	1,223,900	4,829,092
Wal-Mart de Mexico SA de CV Series V	17,693,248	45,998,580
TOTAL MEXICO		272,766,896
Panama - 0.2%
Banco Latinoamericano de Exporaciones SA (BLADEX) Series E	81,600	2,140,368
Peru - 3.3%
Alicorp SA Class C	3,176,608	9,909,001
Compania de Minas Buenaventura SA sponsored ADR	2,518,892	36,523,934
TOTAL PERU		46,432,935
Common Stocks - continued
	Shares	Value
Spain - 0.9%
Banco Bilbao Vizcaya Argentaria SA	602,964	$ 7,046,799
Distribuidora Internacional de Alimentacion SA	681,435	6,229,495
TOTAL SPAIN		13,276,294
United States of America - 2.0%
BPZ Energy, Inc. (a)(d)	3,060,350	6,151,304
First Cash Financial Services, Inc. (a)	315,945	19,111,513
Gran Tierra Energy, Inc. (Canada) (a)	463,100	3,491,072
TOTAL UNITED STATES OF AMERICA		28,753,889
TOTAL COMMON STOCKS (Cost $766,614,382)		1,099,980,513
Nonconvertible Preferred Stocks - 21.3%

Brazil - 19.6%
AES Tiete SA (PN) (non-vtg.)	703,145	6,873,884
Banco Bradesco SA (PN)	1,313,817	18,931,351
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (PN)	329,225	16,327,514
Companhia Energetica de Sao Paulo Series B	724,800	7,580,602
Forjas Taurus SA	1,566,600	1,510,515
Itau Unibanco Holding SA	3,919,750	60,540,733
Itausa-Investimentos Itau SA (PN)	6,267,322	26,997,437
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	9,159,971	83,536,384
Telefonica Brasil SA	1,294,413	28,526,547
Vale SA (PN-A)	1,777,600	26,058,559
TOTAL BRAZIL		276,883,526
Chile - 1.3%
Embotelladora Andina SA:
Class A	1,321,447	5,597,931
Class B	2,207,046	12,447,353
TOTAL CHILE		18,045,284

	Shares	Value
Colombia - 0.4%
Grupo Aval Acciones y Valores SA	2,897,449	$ 2,013,445
Grupo de Inversiones Suramerica SA	161,141	3,201,784
TOTAL COLOMBIA		5,215,229
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $219,156,548)		300,144,039
Money Market Funds - 4.1%

Fidelity Cash Central Fund, 0.09% (b)	8,000,693	8,000,693
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	50,236,716	50,236,716
TOTAL MONEY MARKET FUNDS (Cost $58,237,409)		58,237,409
TOTAL INVESTMENT PORTFOLIO - 103.4% (Cost $1,044,008,339)		1,458,361,961
NET OTHER ASSETS (LIABILITIES) - (3.4)%		(47,365,173)
NET ASSETS - 100%		$ 1,410,996,788
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 22,896
Fidelity Securities Lending Cash Central Fund	501,984
Total	$ 524,880
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 73,051,518	$ 73,051,518	$ -	$ -
Consumer Staples	345,243,834	345,243,834	-	-
Energy	179,888,071	179,888,071	-	-
Financials	322,672,319	315,625,520	7,046,799	-
Industrials	74,581,330	74,581,330	-	-
Information Technology	13,714,133	13,714,133	-	-
Materials	149,895,879	149,895,879	-	-
Telecommunication Services	189,189,208	189,189,208	-	-
Utilities	51,888,260	51,888,260	-	-
Money Market Funds	58,237,409	58,237,409	-	-
Total Investments in Securities:	$ 1,458,361,961	$ 1,451,315,162	$ 7,046,799	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Latin America Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $48,248,176) - See accompanying schedule: Unaffiliated issuers (cost $985,770,930)	$ 1,400,124,552
Fidelity Central Funds (cost $58,237,409)	58,237,409
Total Investments (cost $1,044,008,339)		$ 1,458,361,961
Foreign currency held at value (cost $2,216,036)		2,216,036
Receivable for investments sold		1,609
Receivable for fund shares sold		544,628
Dividends receivable		4,543,889
Distributions receivable from Fidelity Central Funds		32,242
Prepaid expenses		2,318
Other receivables		8,707
Total assets		1,465,711,390

Liabilities
Payable for investments purchased	$ 633,430
Payable for fund shares redeemed	2,161,625
Accrued management fee	830,522
Distribution and service plan fees payable	32,172
Other affiliated payables	344,982
Other payables and accrued expenses	475,155
Collateral on securities loaned, at value	50,236,716
Total liabilities		54,714,602

Net Assets		$ 1,410,996,788
Net Assets consist of:
Paid in capital		$ 769,670,329
Undistributed net investment income		18,836,319
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		208,543,792
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		413,946,348
Net Assets		$ 1,410,996,788

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($48,463,916 ÷ 1,190,399 shares)	$ 40.71

Maximum offering price per share (100/94.25 of $40.71)	$ 43.19
Class T: Net Asset Value and redemption price per share ($12,704,735 ÷ 312,328 shares)	$ 40.68

Maximum offering price per share (100/96.50 of $40.68)	$ 42.16
Class B: Net Asset Value and offering price per share ($4,764,250 ÷ 117,263 shares)A	$ 40.63

Class C: Net Asset Value and offering price per share ($15,184,519 ÷ 374,059 shares)A	$ 40.59

Latin America: Net Asset Value, offering price and redemption price per share ($1,324,748,455 ÷ 32,472,812 shares)	$ 40.80

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,130,913 ÷ 125,777 shares)	$ 40.79

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Latin America Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 59,989,795
Interest		70
Income from Fidelity Central Funds		524,880
Income before foreign taxes withheld		60,514,745
Less foreign taxes withheld		(4,239,642)
Total income		56,275,103

Expenses
Management fee	$ 13,229,127
Transfer agent fees	4,381,374
Distribution and service plan fees	503,129
Accounting and security lending fees	843,722
Custodian fees and expenses	928,497
Independent trustees' compensation	11,598
Registration fees	96,818
Audit	72,029
Legal	6,009
Interest	388
Miscellaneous	22,444
Total expenses before reductions	20,095,135
Expense reductions	(342,239)	19,752,896
Net investment income (loss)		36,522,207
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $101,531)	271,486,024
Foreign currency transactions	(1,062,388)
Total net realized gain (loss)		270,423,636
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $152,377)	(467,997,709)
Assets and liabilities in foreign currencies	(206,947)
Total change in net unrealized appreciation (depreciation)		(468,204,656)
Net gain (loss)		(197,781,020)
Net increase (decrease) in net assets resulting from operations		$ (161,258,813)

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 36,522,207	$ 58,892,289
Net realized gain (loss)	270,423,636	295,024,672
Change in net unrealized appreciation (depreciation)	(468,204,656)	(507,764,945)
Net increase (decrease) in net assets resulting from operations	(161,258,813)	(153,847,984)
Distributions to shareholders from net investment income	(45,716,095)	(46,233,461)
Distributions to shareholders from net realized gain	(164,648,488)	-
Total distributions	(210,364,583)	(46,233,461)
Share transactions - net increase (decrease)	(626,013,705)	(452,506,012)
Redemption fees	218,753	354,338
Total increase (decrease) in net assets	(997,418,348)	(652,233,119)

Net Assets
Beginning of period	2,408,415,136	3,060,648,255
End of period (including undistributed net investment income of $18,836,319 and undistributed net investment income of $34,109,670, respectively)	$ 1,410,996,788	$ 2,408,415,136

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 48.95	$ 52.38	$ 57.48	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.72	.92	1.15	.02
Net realized and unrealized gain (loss)	(4.73)	(3.66)	(5.87)	2.79
Total from investment operations	(4.01)	(2.74)	(4.72)	2.81
Distributions from net investment income	(.79)	(.70)	(.19)	(.80)
Distributions from net realized gain	(3.45)	-	(.20)	-
Total distributions	(4.24)	(.70)	(.39)	(.80)
Redemption fees added to paid in capital E	.01	.01	.01	- K
Net asset value, end of period	$ 40.71	$ 48.95	$ 52.38	$ 57.48
Total Return B,C,D	(8.93)%	(5.23)%	(8.26)%	5.14%
Ratios to Average Net Assets F,I
Expenses before reductions	1.37%	1.35%	1.34%	1.37% A
Expenses net of fee waivers, if any	1.37%	1.35%	1.34%	1.37% A
Expenses net of all reductions	1.35%	1.35%	1.34%	1.34% A
Net investment income (loss)	1.66%	1.80%	2.05%	.39% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 48,464	$ 69,654	$ 91,407	$ 115,626
Portfolio turnover rate G	23%	23%	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 48.88	$ 52.27	$ 57.47	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.61	.78	.99	.01
Net realized and unrealized gain (loss)	(4.74)	(3.65)	(5.85)	2.79
Total from investment operations	(4.13)	(2.87)	(4.86)	2.80
Distributions from net investment income	(.63)	(.53)	(.15)	(.80)
Distributions from net realized gain	(3.45)	-	(.20)	-
Total distributions	(4.08)	(.53)	(.35)	(.80)
Redemption fees added to paid in capital E	.01	.01	.01	- K
Net asset value, end of period	$ 40.68	$ 48.88	$ 52.27	$ 57.47
Total Return B,C,D	(9.17)%	(5.49)%	(8.50)%	5.12%
Ratios to Average Net Assets F,I
Expenses before reductions	1.63%	1.61%	1.61%	1.63% A
Expenses net of fee waivers, if any	1.63%	1.61%	1.61%	1.63% A
Expenses net of all reductions	1.61%	1.61%	1.61%	1.60% A
Net investment income (loss)	1.40%	1.54%	1.78%	.13% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,705	$ 19,334	$ 26,020	$ 36,820
Portfolio turnover rate G	23%	23%	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 48.72	$ 52.06	$ 57.44	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.40	.53	.72	(.02)
Net realized and unrealized gain (loss)	(4.74)	(3.63)	(5.84)	2.79
Total from investment operations	(4.34)	(3.10)	(5.12)	2.77
Distributions from net investment income	(.31)	(.25)	(.07)	(.80)
Distributions from net realized gain	(3.45)	-	(.20)	-
Total distributions	(3.76)	(.25)	(.27)	(.80)
Redemption fees added to paid in capital E	.01	.01	.01	- K
Net asset value, end of period	$ 40.63	$ 48.72	$ 52.06	$ 57.44
Total Return B,C,D	(9.60)%	(5.95)%	(8.94)%	5.06%
Ratios to Average Net Assets F,I
Expenses before reductions	2.12%	2.10%	2.10%	2.12% A
Expenses net of fee waivers, if any	2.12%	2.10%	2.10%	2.12% A
Expenses net of all reductions	2.10%	2.10%	2.10%	2.10% A
Net investment income (loss)	.91%	1.05%	1.29%	(.36)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,764	$ 9,492	$ 14,114	$ 20,392
Portfolio turnover rate G	23%	23%	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 48.73	$ 52.05	$ 57.44	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.40	.54	.73	(.02)
Net realized and unrealized gain (loss)	(4.74)	(3.64)	(5.84)	2.79
Total from investment operations	(4.34)	(3.10)	(5.11)	2.77
Distributions from net investment income	(.36)	(.23)	(.09)	(.80)
Distributions from net realized gain	(3.45)	-	(.20)	-
Total distributions	(3.81)	(.23)	(.29)	(.80)
Redemption fees added to paid in capital E	.01	.01	.01	- K
Net asset value, end of period	$ 40.59	$ 48.73	$ 52.05	$ 57.44
Total Return B,C,D	(9.62)%	(5.94)%	(8.93)%	5.06%
Ratios to Average Net Assets F,I
Expenses before reductions	2.12%	2.10%	2.08%	2.09% A
Expenses net of fee waivers, if any	2.12%	2.10%	2.08%	2.09% A
Expenses net of all reductions	2.10%	2.10%	2.08%	2.07% A
Net investment income (loss)	.91%	1.06%	1.31%	(.34)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,185	$ 27,405	$ 35,203	$ 48,329
Portfolio turnover rate G	23%	23%	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Latin America

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 49.09	$ 52.48	$ 57.50	$ 47.29	$ 28.69
Income from Investment Operations
Net investment income (loss) B	.87	1.09	1.34	1.07	.72
Net realized and unrealized gain (loss)	(4.74)	(3.67)	(5.88)	11.00	18.32
Total from investment operations	(3.87)	(2.58)	(4.54)	12.07	19.04
Distributions from net investment income	(.98)	(.82)	(.29)	(1.49)	(.46)
Distributions from net realized gain	(3.45)	-	(.20)	(.39)	-
Total distributions	(4.43)	(.82)	(.49)	(1.88)	(.46)
Redemption fees added to paid in capital B	.01	.01	.01	.02	.02
Net asset value, end of period	$ 40.80	$ 49.09	$ 52.48	$ 57.50	$ 47.29
Total Return A	(8.63)%	(4.91)%	(7.96)%	25.91%	67.88%
Ratios to Average Net Assets C,E
Expenses before reductions	1.04%	1.02%	1.00%	1.03%	1.07%
Expenses net of fee waivers, if any	1.04%	1.02%	1.00%	1.03%	1.07%
Expenses net of all reductions	1.03%	1.02%	1.00%	1.01%	1.05%
Net investment income (loss)	1.99%	2.14%	2.39%	2.10%	2.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,324,748	$ 2,274,601	$ 2,884,301	$ 4,283,462	$ 4,043,748
Portfolio turnover rate D	23%	23%	11%	56% F	52%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F The portfolio turnover rate does not include the assets acquired in the merger.

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 49.07	$ 52.51	$ 57.49	$ 55.47
Income from Investment Operations
Net investment income (loss) D	.87	1.08	1.32	.03
Net realized and unrealized gain (loss)	(4.74)	(3.67)	(5.88)	2.79
Total from investment operations	(3.87)	(2.59)	(4.56)	2.82
Distributions from net investment income	(.97)	(.86)	(.23)	(.80)
Distributions from net realized gain	(3.45)	-	(.20)	-
Total distributions	(4.42)	(.86)	(.43)	(.80)
Redemption fees added to paid in capital D	.01	.01	.01	- J
Net asset value, end of period	$ 40.79	$ 49.07	$ 52.51	$ 57.49
Total Return B,C	(8.63)%	(4.93)%	(7.98)%	5.15%
Ratios to Average Net Assets E,H
Expenses before reductions	1.03%	1.04%	1.04%	1.08% A
Expenses net of fee waivers, if any	1.03%	1.04%	1.04%	1.08% A
Expenses net of all reductions	1.01%	1.04%	1.04%	1.06% A
Net investment income (loss)	2.00%	2.12%	2.35%	.68% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,131	$ 7,928	$ 9,603	$ 12,868
Portfolio turnover rate F	23%	23%	11%	56% I

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Latin America Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Latin America and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 514,889,062
Gross unrealized depreciation	(101,624,195)
Net unrealized appreciation (depreciation) on securities and other investments	$ 413,264,867

Tax Cost	$ 1,045,097,094

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 18,836,911
Undistributed long-term capital gain	$ 209,632,547
Net unrealized appreciation (depreciation)	$ 413,009,970

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 45,716,095	$ 46,233,461
Long-term Capital Gains	164,648,488	-
Total	$ 210,364,583	$ 46,233,461

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $415,539,658 and $1,205,128,341, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 147,042	$ 3,467
Class T	.25%	.25%	79,698	1,065
Class B	.75%	.25%	68,553	51,415
Class C	.75%	.25%	207,836	19,782
			$ 503,129	$ 75,729

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 27,051
Class T	4,208
Class B*	11,774
Class C*	3,514
$ 46,547

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 176,560.30
Class T	49,934.31
Class B	20,537.30
Class C	62,116.30
Latin America	4,058,638.23
Institutional Class	13,589.21
	$ 4,381,374

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $18,366 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,442,000.39%		$ 388

Other. During the period, FMR reimbursed the Fund for certain losses in the amount of $9,785.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,461 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $501,984, including $11,698 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $316,869 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $25,370.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 1,098,761	$ 1,209,540
Class T	245,683	259,191
Class B	57,649	65,750
Class C	192,218	156,473
Latin America	43,971,155	44,398,764
Institutional Class	150,629	143,743
Total	$ 45,716,095	$ 46,233,461
From net realized gain
Class A	$ 4,828,947	$ -
Class T	1,341,152	-
Class B	641,573	-
Class C	1,868,040	-
Latin America	155,430,816	-
Institutional Class	537,960	-
Total	$ 164,648,488	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	232,318	250,504	$ 10,075,611	$ 12,951,683
Reinvestment of distributions	119,230	21,636	5,315,278	1,072,283
Shares redeemed	(584,100)	(594,208)	(25,288,174)	(30,101,636)
Net increase (decrease)	(232,552)	(322,068)	$ (9,897,285)	$ (16,077,670)
Class T
Shares sold	46,221	45,016	$ 2,015,673	$ 2,321,071
Reinvestment of distributions	34,933	5,062	1,559,775	251,031
Shares redeemed	(164,385)	(152,369)	(7,142,972)	(7,641,343)
Net increase (decrease)	(83,231)	(102,291)	$ (3,567,524)	$ (5,069,241)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class B
Shares sold	1,849	3,378	$ 84,642	$ 173,307
Reinvestment of distributions	13,236	1,105	592,836	54,795
Shares redeemed	(92,657)	(80,783)	(4,084,874)	(4,111,766)
Net increase (decrease)	(77,572)	(76,300)	$ (3,407,396)	$ (3,883,664)
Class C
Shares sold	46,994	55,877	$ 2,021,869	$ 2,923,684
Reinvestment of distributions	42,623	2,881	1,907,392	142,933
Shares redeemed	(277,980)	(172,705)	(12,111,471)	(8,681,626)
Net increase (decrease)	(188,363)	(113,947)	$ (8,182,210)	$ (5,615,009)
Latin America
Shares sold	3,510,227	6,405,350	$ 154,033,223	$ 336,749,510
Reinvestment of distributions	4,304,957	860,999	191,785,822	42,666,908
Shares redeemed	(21,678,292)	(15,886,221)	(945,202,869)	(800,304,511)
Net increase (decrease)	(13,863,108)	(8,619,872)	$ (599,383,824)	$ (420,888,093)
Institutional Class
Shares sold	62,065	84,374	$ 2,723,553	$ 4,329,443
Reinvestment of distributions	11,511	2,228	512,716	110,408
Shares redeemed	(109,367)	(107,894)	(4,811,735)	(5,412,186)
Net increase (decrease)	(35,791)	(21,292)	$ (1,575,466)	$ (972,335)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Latin America Fund (a fund of Fidelity Investment Trust) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Latin America Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc.(2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Latin America Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/09/2013	12/06/2013	$0.517	$6.250

Class T	12/09/2013	12/06/2013	$0.384	$6.250

Class B	12/09/2013	12/06/2013	$0.054	$6.250

Class C	12/09/2013	12/06/2013	$0.109	$6.250

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2013, $266,757,493, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 6%, Class T designates 8%, Class B designates 13%, and Class C designates 12% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/2012	$0.926	$0.1408

Class T	12/10/2012	$0.773	$0.1408

Class B	12/10/2012	$0.451	$0.1408

Class C	12/10/2012	$0.496	$0.1408

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Latin America Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group comparison is not shown below.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Latin America Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Latin America Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
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FALAA-UANN-1213
1.917416.103

Fidelity Advisor®

Latin America Fund -

Institutional Class

(Fidelity Cover Art)

Annual Report

October 31, 2013

Institutional Class is a class of
Fidelity® Latin America Fund

Contents

Performance	3	How the fund has done over time.
Management's Discussion of Fund Performance	3	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	3	An example of shareholder expenses.
Investment Changes	4	A summary of major shifts in the fund's investments over the past six months.
Investments	6	A complete list of the fund's investments with their market values.
Financial Statements	10	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	20	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers	26
Distributions	32
Board Approval of Investment Advisory Contracts and Management Fees	33

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	-8.63%	11.06%	15.16%

A The initial offering of Institutional Class shares took place on September 28, 2010. Returns prior to September 28, 2010 are those of Fidelity® Latin America Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Latin America Fund - Institutional Class on October 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EM (Emerging Markets) Latin America Index performed over the same period. See footnote A above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Adam Kutas, Portfolio Manager of Fidelity Advisor® Latin America Fund: For the year, the fund's Institutional Class shares returned -8.63%, underperforming the -2.43% return of the MSCI® EM (Emerging Markets) Latin America Index. Versus the index, poor security selection and an underweighting in relatively strong Brazil, the largest index component by far, hurt, as did unfavorable security selection in Mexico and Peru. At the sector level, we were held back by security selection in consumer discretionary - particularly the media industry - and materials, including an overweighting in Peruvian gold mining company Compania de Minas Buenaventura, significantly underweighting Mexican cable TV company Grupo Televisa and an overweighting in Brazilian consumer-loyalty awards program manager Multiplus. On the plus side, positioning in consumer staples helped, including as it did the top two individual contributors during the period: an out-of-benchmark position in Mexican flour supplier Gruma and an overweighting in consumer products company Kimberly-Clark de Mexico, the latter of which was sold from the fund before period end.

Note to shareholders: Fidelity Advisor® Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin America market. As of October 31, 2013, the fund did not have more than 25% of its total assets in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Latin America Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.36%
Actual		$ 1,000.00	$ 898.10	$ 6.51
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.92
Class T	1.63%
Actual		$ 1,000.00	$ 897.00	$ 7.79
HypotheticalA		$ 1,000.00	$ 1,016.99	$ 8.29
Class B	2.10%
Actual		$ 1,000.00	$ 894.70	$ 10.03
HypotheticalA		$ 1,000.00	$ 1,014.62	$ 10.66
Class C	2.11%
Actual		$ 1,000.00	$ 894.60	$ 10.08
HypotheticalA		$ 1,000.00	$ 1,014.57	$ 10.71
Latin America	1.05%
Actual		$ 1,000.00	$ 899.50	$ 5.03
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.35
Institutional Class	1.03%
Actual		$ 1,000.00	$ 899.40	$ 4.93
HypotheticalA		$ 1,000.00	$ 1,020.01	$ 5.24

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Latin America Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
Brazil	50.1%
Mexico	19.3%
Chile	14.0%
Colombia	8.8%
Peru	3.3%
United States of America*	2.7%
Spain	0.9%
France	0.5%
Panama	0.2%
Other	0.2%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
Brazil	46.3%
Mexico	23.8%
Chile	15.0%
Colombia	8.1%
United States of America*	4.4%
Peru	2.4%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.3	96.9
Short-Term Investments and Net Other Assets (Liabilities)	0.7	3.1
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
America Movil S.A.B. de CV Series L (Mexico, Wireless Telecommunication Services)	7.7	8.4
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	6.4	6.4
Itau Unibanco Holding SA (Brazil, Commercial Banks)	5.9	6.4
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR (Brazil, Beverages)	4.4	5.1
Petroleo Brasileiro SA - Petrobras (Brazil, Oil, Gas & Consumable Fuels)	3.8	4.0
Wal-Mart de Mexico SA de CV Series V (Mexico, Food & Staples Retailing)	3.3	4.4
Fomento Economico Mexicano S.A.B. de CV sponsored ADR (Mexico, Beverages)	3.1	5.1
CCR SA (Brazil, Transportation Infrastructure)	2.9	2.9
Vale SA (Brazil, Steel)	2.8	2.6
Grupo de Inversiones Suramerica SA (Colombia, Diversified Financial Services)	2.7	2.2
	43.0
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	24.5	26.7
Financials	22.8	19.5
Telecommunication Services	13.5	15.1
Energy	12.6	13.2
Materials	10.8	9.5
Industrials	5.4	6.2
Consumer Discretionary	5.1	2.5
Utilities	3.6	4.1
Information Technology	1.0	0.1

Annual Report

Fidelity Latin America Fund

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 78.0%
	Shares	Value
Brazil - 30.5%
Banco Bradesco SA	287,900	$ 4,614,985
Banco Bradesco SA (PN) sponsored ADR	159,621	2,301,735
BB Seguridade Participacoes SA	893,200	9,756,541
Brasil Foods SA	286,500	6,727,033
BTG Pactual Participations Ltd. unit	1,403,600	18,777,739
CCR SA	4,830,700	40,173,172
Cielo SA	451,800	13,714,133
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR (d)	337,370	17,010,195
Companhia de Bebidas das Americas (AmBev):
(PN) sponsored ADR	1,674,213	62,280,724
sponsored ADR (d)	341,625	12,691,369
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	960,500	10,178,676
Cyrela Brazil Realty SA	1,736,900	12,986,820
Embraer SA sponsored ADR	268,634	7,895,153
Estacio Participacoes SA	960,700	7,419,030
Industrias Romi SA (a)	490,000	1,367,065
Itau Unibanco Holding SA sponsored ADR	1,505,938	23,206,505
M. Dias Branco SA	240,900	11,298,707
Multiplus SA	1,954,300	24,208,475
Obrascon Huarte Lain Brasil SA	166,500	1,479,042
Petroleo Brasileiro SA - Petrobras:
(ON)	1,194,028	10,414,832
(PN) sponsored ADR (non-vtg.)	381,913	6,935,540
sponsored ADR	2,512,645	43,795,402
Souza Cruz SA	2,756,400	29,813,218
Telefonica Brasil SA sponsored ADR (d)	304,542	6,754,742
TIM Participacoes SA	2,087,495	10,641,547
Tractebel Energia SA	734,175	12,486,415
Vale SA:
(PN-A) sponsored ADR	851,775	12,469,986
sponsored ADR (d)	544,093	8,710,929
TOTAL BRAZIL		430,109,710
Canada - 0.1%
First Majestic Silver Corp. (a)	124,800	1,412,401
Chile - 12.7%
Aguas Andinas SA	14,673,069	9,939,591
Banco de Chile	65,951,092	10,052,634
Banco de Chile sponsored ADR (d)	114,754	10,537,860
Banco Santander Chile sponsored ADR (d)	1,000,709	24,577,413
CAP SA	795,964	16,531,502
Compania Cervecerias Unidas SA	2,143,530	28,747,785
Empresa Nacional de Telecomunicaciones SA (ENTEL)	1,759,033	27,069,709
Inversiones La Construccion SA	731,460	10,980,826
LATAM Airlines Group SA	239,915	3,973,995

	Shares	Value
LATAM Airlines Group SA sponsored ADR (d)	804,554	$ 13,315,369
S.A.C.I. Falabella	1,837,918	18,291,278
Sociedad Matriz SAAM SA	48,419,693	4,867,019
TOTAL CHILE		178,884,981
Colombia - 8.4%
Bolsa de Valores de Colombia	586,230,591	7,465,926
Cemex Latam Holdings SA	673,456	5,153,187
Ecopetrol SA	9,879,672	23,493,796
Ecopetrol SA ADR (d)	15,216	720,630
Empresa de Telecomunicaciones de Bogota	40,032,169	8,208,031
Grupo Aval Acciones y Valores SA	4,519,256	3,176,265
Grupo de Inversiones Suramerica SA	1,765,744	34,991,065
Inversiones Argos SA	2,984,600	34,603,570
TOTAL COLOMBIA		117,812,470
France - 0.5%
Carrefour SA	192,221	7,041,458
Luxembourg - 0.1%
Tenaris SA sponsored ADR	28,821	1,349,111
Mexico - 19.3%
America Movil S.A.B. de CV:
Series L	5,073,400	5,443,875
Series L sponsored ADR	4,789,573	102,544,757
Consorcio ARA S.A.B. de CV (a)	23,993,705	9,378,827
Controladora Commercial Mexicana S.A.B. de CV unit (d)	1,738,815	7,128,645
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	465,111	43,394,856
Gruma S.A.B. de CV Series B (a)	3,297,556	22,599,970
Grupo Financiero Inbursa S.A.B. de CV Series O	4,007,300	10,322,892
Grupo Financiero Santander Mexico S.A.B. de CV	4,260,900	11,926,503
Grupo Televisa SA de CV (CPO) sponsored ADR	25,200	767,088
Industrias Penoles SA de CV	288,178	8,431,811
Infraestructura Energetica Nova S.A.B. de CV	1,223,900	4,829,092
Wal-Mart de Mexico SA de CV Series V	17,693,248	45,998,580
TOTAL MEXICO		272,766,896
Panama - 0.2%
Banco Latinoamericano de Exporaciones SA (BLADEX) Series E	81,600	2,140,368
Peru - 3.3%
Alicorp SA Class C	3,176,608	9,909,001
Compania de Minas Buenaventura SA sponsored ADR	2,518,892	36,523,934
TOTAL PERU		46,432,935
Common Stocks - continued
	Shares	Value
Spain - 0.9%
Banco Bilbao Vizcaya Argentaria SA	602,964	$ 7,046,799
Distribuidora Internacional de Alimentacion SA	681,435	6,229,495
TOTAL SPAIN		13,276,294
United States of America - 2.0%
BPZ Energy, Inc. (a)(d)	3,060,350	6,151,304
First Cash Financial Services, Inc. (a)	315,945	19,111,513
Gran Tierra Energy, Inc. (Canada) (a)	463,100	3,491,072
TOTAL UNITED STATES OF AMERICA		28,753,889
TOTAL COMMON STOCKS (Cost $766,614,382)		1,099,980,513
Nonconvertible Preferred Stocks - 21.3%

Brazil - 19.6%
AES Tiete SA (PN) (non-vtg.)	703,145	6,873,884
Banco Bradesco SA (PN)	1,313,817	18,931,351
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (PN)	329,225	16,327,514
Companhia Energetica de Sao Paulo Series B	724,800	7,580,602
Forjas Taurus SA	1,566,600	1,510,515
Itau Unibanco Holding SA	3,919,750	60,540,733
Itausa-Investimentos Itau SA (PN)	6,267,322	26,997,437
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	9,159,971	83,536,384
Telefonica Brasil SA	1,294,413	28,526,547
Vale SA (PN-A)	1,777,600	26,058,559
TOTAL BRAZIL		276,883,526
Chile - 1.3%
Embotelladora Andina SA:
Class A	1,321,447	5,597,931
Class B	2,207,046	12,447,353
TOTAL CHILE		18,045,284

	Shares	Value
Colombia - 0.4%
Grupo Aval Acciones y Valores SA	2,897,449	$ 2,013,445
Grupo de Inversiones Suramerica SA	161,141	3,201,784
TOTAL COLOMBIA		5,215,229
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $219,156,548)		300,144,039
Money Market Funds - 4.1%

Fidelity Cash Central Fund, 0.09% (b)	8,000,693	8,000,693
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	50,236,716	50,236,716
TOTAL MONEY MARKET FUNDS (Cost $58,237,409)		58,237,409
TOTAL INVESTMENT PORTFOLIO - 103.4% (Cost $1,044,008,339)		1,458,361,961
NET OTHER ASSETS (LIABILITIES) - (3.4)%		(47,365,173)
NET ASSETS - 100%		$ 1,410,996,788
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 22,896
Fidelity Securities Lending Cash Central Fund	501,984
Total	$ 524,880
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 73,051,518	$ 73,051,518	$ -	$ -
Consumer Staples	345,243,834	345,243,834	-	-
Energy	179,888,071	179,888,071	-	-
Financials	322,672,319	315,625,520	7,046,799	-
Industrials	74,581,330	74,581,330	-	-
Information Technology	13,714,133	13,714,133	-	-
Materials	149,895,879	149,895,879	-	-
Telecommunication Services	189,189,208	189,189,208	-	-
Utilities	51,888,260	51,888,260	-	-
Money Market Funds	58,237,409	58,237,409	-	-
Total Investments in Securities:	$ 1,458,361,961	$ 1,451,315,162	$ 7,046,799	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Latin America Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $48,248,176) - See accompanying schedule: Unaffiliated issuers (cost $985,770,930)	$ 1,400,124,552
Fidelity Central Funds (cost $58,237,409)	58,237,409
Total Investments (cost $1,044,008,339)		$ 1,458,361,961
Foreign currency held at value (cost $2,216,036)		2,216,036
Receivable for investments sold		1,609
Receivable for fund shares sold		544,628
Dividends receivable		4,543,889
Distributions receivable from Fidelity Central Funds		32,242
Prepaid expenses		2,318
Other receivables		8,707
Total assets		1,465,711,390

Liabilities
Payable for investments purchased	$ 633,430
Payable for fund shares redeemed	2,161,625
Accrued management fee	830,522
Distribution and service plan fees payable	32,172
Other affiliated payables	344,982
Other payables and accrued expenses	475,155
Collateral on securities loaned, at value	50,236,716
Total liabilities		54,714,602

Net Assets		$ 1,410,996,788
Net Assets consist of:
Paid in capital		$ 769,670,329
Undistributed net investment income		18,836,319
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		208,543,792
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		413,946,348
Net Assets		$ 1,410,996,788

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($48,463,916 ÷ 1,190,399 shares)	$ 40.71

Maximum offering price per share (100/94.25 of $40.71)	$ 43.19
Class T: Net Asset Value and redemption price per share ($12,704,735 ÷ 312,328 shares)	$ 40.68

Maximum offering price per share (100/96.50 of $40.68)	$ 42.16
Class B: Net Asset Value and offering price per share ($4,764,250 ÷ 117,263 shares)A	$ 40.63

Class C: Net Asset Value and offering price per share ($15,184,519 ÷ 374,059 shares)A	$ 40.59

Latin America: Net Asset Value, offering price and redemption price per share ($1,324,748,455 ÷ 32,472,812 shares)	$ 40.80

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,130,913 ÷ 125,777 shares)	$ 40.79

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 59,989,795
Interest		70
Income from Fidelity Central Funds		524,880
Income before foreign taxes withheld		60,514,745
Less foreign taxes withheld		(4,239,642)
Total income		56,275,103

Expenses
Management fee	$ 13,229,127
Transfer agent fees	4,381,374
Distribution and service plan fees	503,129
Accounting and security lending fees	843,722
Custodian fees and expenses	928,497
Independent trustees' compensation	11,598
Registration fees	96,818
Audit	72,029
Legal	6,009
Interest	388
Miscellaneous	22,444
Total expenses before reductions	20,095,135
Expense reductions	(342,239)	19,752,896
Net investment income (loss)		36,522,207
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $101,531)	271,486,024
Foreign currency transactions	(1,062,388)
Total net realized gain (loss)		270,423,636
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $152,377)	(467,997,709)
Assets and liabilities in foreign currencies	(206,947)
Total change in net unrealized appreciation (depreciation)		(468,204,656)
Net gain (loss)		(197,781,020)
Net increase (decrease) in net assets resulting from operations		$ (161,258,813)

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 36,522,207	$ 58,892,289
Net realized gain (loss)	270,423,636	295,024,672
Change in net unrealized appreciation (depreciation)	(468,204,656)	(507,764,945)
Net increase (decrease) in net assets resulting from operations	(161,258,813)	(153,847,984)
Distributions to shareholders from net investment income	(45,716,095)	(46,233,461)
Distributions to shareholders from net realized gain	(164,648,488)	-
Total distributions	(210,364,583)	(46,233,461)
Share transactions - net increase (decrease)	(626,013,705)	(452,506,012)
Redemption fees	218,753	354,338
Total increase (decrease) in net assets	(997,418,348)	(652,233,119)

Net Assets
Beginning of period	2,408,415,136	3,060,648,255
End of period (including undistributed net investment income of $18,836,319 and undistributed net investment income of $34,109,670, respectively)	$ 1,410,996,788	$ 2,408,415,136

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 48.95	$ 52.38	$ 57.48	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.72	.92	1.15	.02
Net realized and unrealized gain (loss)	(4.73)	(3.66)	(5.87)	2.79
Total from investment operations	(4.01)	(2.74)	(4.72)	2.81
Distributions from net investment income	(.79)	(.70)	(.19)	(.80)
Distributions from net realized gain	(3.45)	-	(.20)	-
Total distributions	(4.24)	(.70)	(.39)	(.80)
Redemption fees added to paid in capital E	.01	.01	.01	- K
Net asset value, end of period	$ 40.71	$ 48.95	$ 52.38	$ 57.48
Total Return B,C,D	(8.93)%	(5.23)%	(8.26)%	5.14%
Ratios to Average Net Assets F,I
Expenses before reductions	1.37%	1.35%	1.34%	1.37% A
Expenses net of fee waivers, if any	1.37%	1.35%	1.34%	1.37% A
Expenses net of all reductions	1.35%	1.35%	1.34%	1.34% A
Net investment income (loss)	1.66%	1.80%	2.05%	.39% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 48,464	$ 69,654	$ 91,407	$ 115,626
Portfolio turnover rate G	23%	23%	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 48.88	$ 52.27	$ 57.47	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.61	.78	.99	.01
Net realized and unrealized gain (loss)	(4.74)	(3.65)	(5.85)	2.79
Total from investment operations	(4.13)	(2.87)	(4.86)	2.80
Distributions from net investment income	(.63)	(.53)	(.15)	(.80)
Distributions from net realized gain	(3.45)	-	(.20)	-
Total distributions	(4.08)	(.53)	(.35)	(.80)
Redemption fees added to paid in capital E	.01	.01	.01	- K
Net asset value, end of period	$ 40.68	$ 48.88	$ 52.27	$ 57.47
Total Return B,C,D	(9.17)%	(5.49)%	(8.50)%	5.12%
Ratios to Average Net Assets F,I
Expenses before reductions	1.63%	1.61%	1.61%	1.63% A
Expenses net of fee waivers, if any	1.63%	1.61%	1.61%	1.63% A
Expenses net of all reductions	1.61%	1.61%	1.61%	1.60% A
Net investment income (loss)	1.40%	1.54%	1.78%	.13% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,705	$ 19,334	$ 26,020	$ 36,820
Portfolio turnover rate G	23%	23%	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 48.72	$ 52.06	$ 57.44	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.40	.53	.72	(.02)
Net realized and unrealized gain (loss)	(4.74)	(3.63)	(5.84)	2.79
Total from investment operations	(4.34)	(3.10)	(5.12)	2.77
Distributions from net investment income	(.31)	(.25)	(.07)	(.80)
Distributions from net realized gain	(3.45)	-	(.20)	-
Total distributions	(3.76)	(.25)	(.27)	(.80)
Redemption fees added to paid in capital E	.01	.01	.01	- K
Net asset value, end of period	$ 40.63	$ 48.72	$ 52.06	$ 57.44
Total Return B,C,D	(9.60)%	(5.95)%	(8.94)%	5.06%
Ratios to Average Net Assets F,I
Expenses before reductions	2.12%	2.10%	2.10%	2.12% A
Expenses net of fee waivers, if any	2.12%	2.10%	2.10%	2.12% A
Expenses net of all reductions	2.10%	2.10%	2.10%	2.10% A
Net investment income (loss)	.91%	1.05%	1.29%	(.36)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,764	$ 9,492	$ 14,114	$ 20,392
Portfolio turnover rate G	23%	23%	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 48.73	$ 52.05	$ 57.44	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.40	.54	.73	(.02)
Net realized and unrealized gain (loss)	(4.74)	(3.64)	(5.84)	2.79
Total from investment operations	(4.34)	(3.10)	(5.11)	2.77
Distributions from net investment income	(.36)	(.23)	(.09)	(.80)
Distributions from net realized gain	(3.45)	-	(.20)	-
Total distributions	(3.81)	(.23)	(.29)	(.80)
Redemption fees added to paid in capital E	.01	.01	.01	- K
Net asset value, end of period	$ 40.59	$ 48.73	$ 52.05	$ 57.44
Total Return B,C,D	(9.62)%	(5.94)%	(8.93)%	5.06%
Ratios to Average Net Assets F,I
Expenses before reductions	2.12%	2.10%	2.08%	2.09% A
Expenses net of fee waivers, if any	2.12%	2.10%	2.08%	2.09% A
Expenses net of all reductions	2.10%	2.10%	2.08%	2.07% A
Net investment income (loss)	.91%	1.06%	1.31%	(.34)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,185	$ 27,405	$ 35,203	$ 48,329
Portfolio turnover rate G	23%	23%	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Latin America

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 49.09	$ 52.48	$ 57.50	$ 47.29	$ 28.69
Income from Investment Operations
Net investment income (loss) B	.87	1.09	1.34	1.07	.72
Net realized and unrealized gain (loss)	(4.74)	(3.67)	(5.88)	11.00	18.32
Total from investment operations	(3.87)	(2.58)	(4.54)	12.07	19.04
Distributions from net investment income	(.98)	(.82)	(.29)	(1.49)	(.46)
Distributions from net realized gain	(3.45)	-	(.20)	(.39)	-
Total distributions	(4.43)	(.82)	(.49)	(1.88)	(.46)
Redemption fees added to paid in capital B	.01	.01	.01	.02	.02
Net asset value, end of period	$ 40.80	$ 49.09	$ 52.48	$ 57.50	$ 47.29
Total Return A	(8.63)%	(4.91)%	(7.96)%	25.91%	67.88%
Ratios to Average Net Assets C,E
Expenses before reductions	1.04%	1.02%	1.00%	1.03%	1.07%
Expenses net of fee waivers, if any	1.04%	1.02%	1.00%	1.03%	1.07%
Expenses net of all reductions	1.03%	1.02%	1.00%	1.01%	1.05%
Net investment income (loss)	1.99%	2.14%	2.39%	2.10%	2.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,324,748	$ 2,274,601	$ 2,884,301	$ 4,283,462	$ 4,043,748
Portfolio turnover rate D	23%	23%	11%	56% F	52%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F The portfolio turnover rate does not include the assets acquired in the merger.

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 49.07	$ 52.51	$ 57.49	$ 55.47
Income from Investment Operations
Net investment income (loss) D	.87	1.08	1.32	.03
Net realized and unrealized gain (loss)	(4.74)	(3.67)	(5.88)	2.79
Total from investment operations	(3.87)	(2.59)	(4.56)	2.82
Distributions from net investment income	(.97)	(.86)	(.23)	(.80)
Distributions from net realized gain	(3.45)	-	(.20)	-
Total distributions	(4.42)	(.86)	(.43)	(.80)
Redemption fees added to paid in capital D	.01	.01	.01	- J
Net asset value, end of period	$ 40.79	$ 49.07	$ 52.51	$ 57.49
Total Return B,C	(8.63)%	(4.93)%	(7.98)%	5.15%
Ratios to Average Net Assets E,H
Expenses before reductions	1.03%	1.04%	1.04%	1.08% A
Expenses net of fee waivers, if any	1.03%	1.04%	1.04%	1.08% A
Expenses net of all reductions	1.01%	1.04%	1.04%	1.06% A
Net investment income (loss)	2.00%	2.12%	2.35%	.68% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,131	$ 7,928	$ 9,603	$ 12,868
Portfolio turnover rate F	23%	23%	11%	56% I

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Latin America Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Latin America and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 514,889,062
Gross unrealized depreciation	(101,624,195)
Net unrealized appreciation (depreciation) on securities and other investments	$ 413,264,867

Tax Cost	$ 1,045,097,094

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 18,836,911
Undistributed long-term capital gain	$ 209,632,547
Net unrealized appreciation (depreciation)	$ 413,009,970

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012
Ordinary Income	$ 45,716,095	$ 46,233,461
Long-term Capital Gains	164,648,488	-
Total	$ 210,364,583	$ 46,233,461

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $415,539,658 and $1,205,128,341, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 147,042	$ 3,467
Class T	.25%	.25%	79,698	1,065
Class B	.75%	.25%	68,553	51,415
Class C	.75%	.25%	207,836	19,782
			$ 503,129	$ 75,729

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 27,051
Class T	4,208
Class B*	11,774
Class C*	3,514
$ 46,547

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 176,560.30
Class T	49,934.31
Class B	20,537.30
Class C	62,116.30
Latin America	4,058,638.23
Institutional Class	13,589.21
	$ 4,381,374

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $18,366 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,442,000.39%		$ 388

Other. During the period, FMR reimbursed the Fund for certain losses in the amount of $9,785.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,461 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $501,984, including $11,698 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $316,869 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $25,370.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 1,098,761	$ 1,209,540
Class T	245,683	259,191
Class B	57,649	65,750
Class C	192,218	156,473
Latin America	43,971,155	44,398,764
Institutional Class	150,629	143,743
Total	$ 45,716,095	$ 46,233,461
From net realized gain
Class A	$ 4,828,947	$ -
Class T	1,341,152	-
Class B	641,573	-
Class C	1,868,040	-
Latin America	155,430,816	-
Institutional Class	537,960	-
Total	$ 164,648,488	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	232,318	250,504	$ 10,075,611	$ 12,951,683
Reinvestment of distributions	119,230	21,636	5,315,278	1,072,283
Shares redeemed	(584,100)	(594,208)	(25,288,174)	(30,101,636)
Net increase (decrease)	(232,552)	(322,068)	$ (9,897,285)	$ (16,077,670)
Class T
Shares sold	46,221	45,016	$ 2,015,673	$ 2,321,071
Reinvestment of distributions	34,933	5,062	1,559,775	251,031
Shares redeemed	(164,385)	(152,369)	(7,142,972)	(7,641,343)
Net increase (decrease)	(83,231)	(102,291)	$ (3,567,524)	$ (5,069,241)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class B
Shares sold	1,849	3,378	$ 84,642	$ 173,307
Reinvestment of distributions	13,236	1,105	592,836	54,795
Shares redeemed	(92,657)	(80,783)	(4,084,874)	(4,111,766)
Net increase (decrease)	(77,572)	(76,300)	$ (3,407,396)	$ (3,883,664)
Class C
Shares sold	46,994	55,877	$ 2,021,869	$ 2,923,684
Reinvestment of distributions	42,623	2,881	1,907,392	142,933
Shares redeemed	(277,980)	(172,705)	(12,111,471)	(8,681,626)
Net increase (decrease)	(188,363)	(113,947)	$ (8,182,210)	$ (5,615,009)
Latin America
Shares sold	3,510,227	6,405,350	$ 154,033,223	$ 336,749,510
Reinvestment of distributions	4,304,957	860,999	191,785,822	42,666,908
Shares redeemed	(21,678,292)	(15,886,221)	(945,202,869)	(800,304,511)
Net increase (decrease)	(13,863,108)	(8,619,872)	$ (599,383,824)	$ (420,888,093)
Institutional Class
Shares sold	62,065	84,374	$ 2,723,553	$ 4,329,443
Reinvestment of distributions	11,511	2,228	512,716	110,408
Shares redeemed	(109,367)	(107,894)	(4,811,735)	(5,412,186)
Net increase (decrease)	(35,791)	(21,292)	$ (1,575,466)	$ (972,335)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Latin America Fund (a fund of Fidelity Investment Trust) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Latin America Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc.(2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Latin America Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/09/2013	12/06/2013	$0.676	$6.250

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2013, $266,757,493, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 5% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 83% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/10/2012	$1.107	$0.1408

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Latin America Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group comparison is not shown below.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Latin America Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Latin America Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

FALAI-UANN-1213
1.917407.103

Fidelity Advisor®

Japan

Fund - Class A, Class T, Class B, and Class C

Annual Report

October 31, 2013

(Fidelity Cover Art)

Class A, Class T, Class B, and Class C are
classes of Fidelity® Japan Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	24.01%	6.90%	2.87%
Class T (incl. 3.50% sales charge) B	26.45%	7.22%	3.03%
Class B (incl. contingent deferred sales charge) C	25.52%	7.41%	3.26%
Class C (incl. contingent deferred sales charge) D	29.55%	7.73%	3.27%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 14, 2010. Returns prior to December 14, 2010, are those of Fidelity® Japan Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to December 14, 2010, would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 14, 2010. Returns prior to December 14, 2010, are those of Fidelity® Japan Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to December 14, 2010, would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 14, 2010. Returns prior to December 14, 2010, are those of Fidelity Japan Fund, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to December 14, 2010, would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 14, 2010. Returns prior to December 14, 2010, are those of Fidelity Japan Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to December 14, 2010, would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Japan Fund - Class A on October 31, 2003, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Price Index (TOPIX) performed over the same period. See footnote A above for additional information regarding the performance of Class A.

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Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Rie Shigekawa, Portfolio Manager of Fidelity Advisor® Japan Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 31.58%, 31.04%, 30.52% and 30.55%, respectively (excluding sales charges), lagging the 33.59% gain of the Tokyo Stock Price Index. Versus the index, unrewarding stock selection and a modest cash position in a soaring market dampened the fund's relative performance, outweighing the positive impact of sector and industry weightings. Specifically, not owning strong-performing index component SoftBank significantly detracted. Other detractors included a large overweighting in materials stock Toray Industries, as well as negligible exposure to Nomura Holdings, which I sold, and not owning Daiwa Securities Group, two market-beating brokerage stocks in the index. Lastly, the much weaker yen was a significant headwind for U.S. investors in Japanese stocks. Conversely, a large overweighting in the automobiles & components group bolstered relative performance. The fund's largest contributor and also its largest holding was automaker Toyota Motor. Although Toyota remained the fund's largest position at period end, I reduced it as the stock advanced in an effort to lessen risk and nail down profits. Other contributors were bank stock Sumitomo Mitsui Financial Group and Nidec, a manufacturer of electric motors and related components.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Japan Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.27%
Actual		$ 1,000.00	$ 1,009.30	$ 6.43
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.46
Class T	1.55%
Actual		$ 1,000.00	$ 1,007.60	$ 7.84
HypotheticalA		$ 1,000.00	$ 1,017.39	$ 7.88
Class B	2.02%
Actual		$ 1,000.00	$ 1,005.00	$ 10.21
HypotheticalA		$ 1,000.00	$ 1,015.02	$ 10.26
Class C	1.97%
Actual		$ 1,000.00	$ 1,005.90	$ 9.96
HypotheticalA		$ 1,000.00	$ 1,015.27	$ 10.01
Japan	.92%
Actual		$ 1,000.00	$ 1,010.90	$ 4.66
HypotheticalA		$ 1,000.00	$ 1,020.57	$ 4.69
Institutional Class	.91%
Actual		$ 1,000.00	$ 1,010.90	$ 4.61
HypotheticalA		$ 1,000.00	$ 1,020.62	$ 4.63

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Japan Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
Japan	97.1%
United States of America*	2.9%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
Japan	96.3%
United States of America*	3.7%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.1	96.3
Short-Term Investments and Net Other Assets (Liabilities)	2.9	3.7
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp. (Automobiles)	6.4	6.5
Mitsubishi UFJ Financial Group, Inc. (Commercial Banks)	4.9	5.2
Sumitomo Mitsui Financial Group, Inc. (Commercial Banks)	4.9	4.6
Honda Motor Co. Ltd. (Automobiles)	3.8	3.8
Nissan Motor Co. Ltd. (Automobiles)	3.6	3.2
Toray Industries, Inc. (Chemicals)	3.4	3.8
Bridgestone Corp. (Auto Components)	3.2	2.5
KDDI Corp. (Wireless Telecommunication Services)	3.2	0.0
Shimadzu Corp. (Electronic Equipment & Components)	3.0	2.3
Mizuho Financial Group, Inc. (Commercial Banks)	2.9	3.0
	39.3
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	25.4	24.7
Financials	20.3	22.3
Industrials	13.0	10.3
Information Technology	12.8	13.3
Materials	11.5	12.2
Health Care	7.4	9.2
Telecommunication Services	3.2	1.7
Consumer Staples	2.1	2.1
Utilities	1.4	0.5

Annual Report

Fidelity Japan Fund

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
CONSUMER DISCRETIONARY - 25.4%
Auto Components - 5.2%
Bridgestone Corp.	502,600	$ 17,230,494
Calsonic Kansei Corp.	898,000	4,317,370
DENSO Corp.	135,400	6,508,464
		28,056,328
Automobiles - 15.1%
Honda Motor Co. Ltd.	516,900	20,641,324
Nissan Motor Co. Ltd.	1,904,700	19,125,593
Suzuki Motor Corp.	287,600	7,231,810
Toyota Motor Corp.	532,300	34,513,369
		81,512,096
Hotels, Restaurants & Leisure - 0.5%
St. Marc Holdings Co. Ltd.	29,400	1,513,267
Toridoll.Corporation	140,100	1,319,102
		2,832,369
Household Durables - 0.6%
Fujitsu General Ltd.	266,000	3,222,933
Media - 0.5%
Daiichikosho Co. Ltd.	19,400	554,367
Tohokushinsha Film Corp.	209,700	2,065,936
		2,620,303
Multiline Retail - 1.2%
Marui Group Co. Ltd.	696,200	6,664,501
Specialty Retail - 0.6%
Arc Land Sakamoto Co. Ltd.	7,200	107,558
K's Denki Corp.	99,300	2,915,731
		3,023,289
Textiles, Apparel & Luxury Goods - 1.7%
Onward Holdings Co. Ltd.	1,118,000	9,253,438
TOTAL CONSUMER DISCRETIONARY		137,185,257
CONSUMER STAPLES - 2.1%
Food & Staples Retailing - 2.1%
Seven & i Holdings Co., Ltd.	261,600	9,681,459
Valor Co. Ltd.	106,800	1,541,477
		11,222,936
FINANCIALS - 20.3%
Commercial Banks - 12.7%
Mitsubishi UFJ Financial Group, Inc.	4,169,400	26,551,852
Mizuho Financial Group, Inc.	7,531,700	15,809,514
Sumitomo Mitsui Financial Group, Inc.	546,800	26,430,067
		68,791,433
Consumer Finance - 1.7%
ACOM Co. Ltd. (a)	925,400	3,623,562
AEON Financial Service Co. Ltd.	181,100	5,561,627
		9,185,189
Insurance - 2.9%
MS&AD Insurance Group Holdings, Inc.	604,900	15,641,114

	Shares	Value
Real Estate Investment Trusts - 0.4%
Frontier Real Estate Investment Corp.	111	$ 1,109,096
Japan Logistics Fund, Inc.	112	1,164,928
		2,274,024
Real Estate Management & Development - 2.6%
Daibiru Corp.	98,800	1,259,067
Nomura Real Estate Holdings, Inc.	501,100	12,678,547
		13,937,614
TOTAL FINANCIALS		109,829,374
HEALTH CARE - 7.4%
Health Care Equipment & Supplies - 3.2%
ASAHI INTECC Co. Ltd. (d)	42,000	2,825,632
Nihon Kohden Corp.	101,700	4,188,679
Terumo Corp.	215,900	10,456,188
		17,470,499
Health Care Providers & Services - 1.0%
Message Co. Ltd. (d)	192,100	5,422,373
Pharmaceuticals - 3.2%
Nippon Shinyaku Co. Ltd.	231,000	3,981,888
Takeda Pharmaceutical Co. Ltd.	277,800	13,238,442
		17,220,330
TOTAL HEALTH CARE		40,113,202
INDUSTRIALS - 13.0%
Commercial Services & Supplies - 0.3%
Moshi Moshi Hotline, Inc.	123,100	1,547,319
Construction & Engineering - 0.3%
Toyo Engineering Corp.	455,000	1,938,740
Electrical Equipment - 5.8%
Fujikura Ltd.	469,000	2,140,123
Mitsubishi Electric Corp.	1,401,000	15,399,744
Nidec Corp. (d)	140,900	13,731,011
		31,270,878
Industrial Conglomerates - 2.4%
Toshiba Corp.	3,051,000	12,967,565
Machinery - 2.9%
Makita Corp.	91,300	4,616,983
Sumitomo Heavy Industries Ltd.	2,496,000	11,047,145
		15,664,128
Road & Rail - 0.4%
Hitachi Transport System Ltd.	130,800	2,074,096
Trading Companies & Distributors - 0.9%
Sumitomo Corp.	356,700	4,641,846
TOTAL INDUSTRIALS		70,104,572
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 12.8%
Computers & Peripherals - 0.8%
Japan Digital Laboratory Co.	77,600	$ 926,185
Wacom Co. Ltd.	441,800	3,282,413
		4,208,598
Electronic Equipment & Components - 9.0%
Azbil Corp.	283,600	6,833,237
ESPEC Corp.	120,700	939,903
Hamamatsu Photonics K.K.	155,600	5,822,462
Horiba Ltd.	240,000	8,769,708
Nichicon Corp.	225,200	2,358,487
Shimadzu Corp.	1,656,000	16,216,186
TDK Corp.	146,000	6,205,021
Topcon Corp.	94,300	1,421,926
		48,566,930
IT Services - 1.8%
Fujitsu Ltd.	1,381,000	5,933,057
Otsuka Corp.	30,600	3,968,920
		9,901,977
Semiconductors & Semiconductor Equipment - 1.2%
Disco Corp.	58,000	3,665,230
NuFlare Technology, Inc.	18,700	2,503,567
		6,168,797
TOTAL INFORMATION TECHNOLOGY		68,846,302
MATERIALS - 11.5%
Chemicals - 9.0%
Asahi Kasei Corp.	1,785,000	13,584,930
Hitachi Chemical Co. Ltd.	363,700	5,579,808
Nihon Nohyaku Co. Ltd.	212,000	2,541,070
Nitto Denko Corp.	97,300	5,102,505
Toray Industries, Inc.	2,930,000	18,308,803
Zeon Corp.	271,000	3,229,543
		48,346,659
Metals & Mining - 2.5%
Nippon Steel & Sumitomo Metal Corp.	3,937,000	12,994,281
Pacific Metals Co. Ltd.	210,000	769,544
		13,763,825
TOTAL MATERIALS		62,110,484

	Shares	Value
TELECOMMUNICATION SERVICES - 3.2%
Wireless Telecommunication Services - 3.2%
KDDI Corp.	317,000	$ 17,167,607
UTILITIES - 1.4%
Electric Utilities - 1.4%
Kansai Electric Power Co., Inc. (a)	204,200	2,584,564
Tohoku Electric Power Co., Inc. (a)	399,100	4,830,784
		7,415,348
TOTAL COMMON STOCKS (Cost $504,921,967)		523,995,082
Money Market Funds - 3.3%

Fidelity Cash Central Fund, 0.09% (b)	9,955,567	9,955,567
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	7,668,401	7,668,401
TOTAL MONEY MARKET FUNDS (Cost $17,623,968)		17,623,968
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $522,545,935)		541,619,050
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(2,238,378)
NET ASSETS - 100%		$ 539,380,672
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 15,638
Fidelity Securities Lending Cash Central Fund	93,183
Total	$ 108,821
Other Information

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 137,185,257	$ -	$ 137,185,257	$ -
Consumer Staples	11,222,936	-	11,222,936	-
Financials	109,829,374	-	109,829,374	-
Health Care	40,113,202	-	40,113,202	-
Industrials	70,104,572	-	70,104,572	-
Information Technology	68,846,302	-	68,846,302	-
Materials	62,110,484	-	62,110,484	-
Telecommunication Services	17,167,607	-	17,167,607	-
Utilities	7,415,348	-	7,415,348	-
Money Market Funds	17,623,968	17,623,968	-	-
Total Investments in Securities:	$ 541,619,050	$ 17,623,968	$ 523,995,082	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 185,243,204
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Japan Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $7,293,099) - See accompanying schedule: Unaffiliated issuers (cost $504,921,967)	$ 523,995,082
Fidelity Central Funds (cost $17,623,968)	17,623,968
Total Investments (cost $522,545,935)		$ 541,619,050
Receivable for investments sold		2,851,415
Receivable for fund shares sold		679,527
Dividends receivable		3,870,202
Distributions receivable from Fidelity Central Funds		6,131
Prepaid expenses		1,910
Other receivables		26,529
Total assets		549,054,764

Liabilities
Payable for investments purchased	$ 646,082
Payable for fund shares redeemed	886,923
Accrued management fee	265,409
Distribution and service plan fees payable	16,866
Other affiliated payables	110,934
Other payables and accrued expenses	79,477
Collateral on securities loaned, at value	7,668,401
Total liabilities		9,674,092

Net Assets		$ 539,380,672
Net Assets consist of:
Paid in capital		$ 713,501,665
Undistributed net investment income		4,547,036
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(197,749,320)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		19,081,291
Net Assets		$ 539,380,672

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($20,519,915 ÷ 1,709,790 shares)	$ 12.00

Maximum offering price per share (100/94.25 of $12.00)	$ 12.73
Class T: Net Asset Value and redemption price per share ($5,356,999 ÷ 447,738 shares)	$ 11.96

Maximum offering price per share (100/96.50 of $11.96)	$ 12.39
Class B: Net Asset Value and offering price per share ($874,018 ÷ 72,837 shares)A	$ 12.00

Class C: Net Asset Value and offering price per share ($11,823,577 ÷ 988,738 shares)A	$ 11.96

Japan: Net Asset Value, offering price and redemption price per share ($480,773,281 ÷ 39,971,447 shares)	$ 12.03

Institutional Class: Net Asset Value, offering price and redemption price per share ($20,032,882 ÷ 1,666,824 shares)	$ 12.02

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Japan Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 10,225,631
Income from Fidelity Central Funds		108,821
Income before foreign taxes withheld		10,334,452
Less foreign taxes withheld		(730,071)
Total income		9,604,381

Expenses
Management fee
Basic fee	$ 3,381,267
Performance adjustment	(364,882)
Transfer agent fees	1,005,993
Distribution and service plan fees	164,646
Accounting and security lending fees	250,524
Custodian fees and expenses	64,515
Independent trustees' compensation	2,744
Registration fees	86,829
Audit	69,145
Legal	1,108
Interest	85
Miscellaneous	3,524
Total expenses before reductions	4,665,498
Expense reductions	(78,932)	4,586,566
Net investment income (loss)		5,017,815
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	22,728,384
Foreign currency transactions	(386,358)
Total net realized gain (loss)		22,342,026
Change in net unrealized appreciation (depreciation) on: Investment securities	92,533,961
Assets and liabilities in foreign currencies	99,827
Total change in net unrealized appreciation (depreciation)		92,633,788
Net gain (loss)		114,975,814
Net increase (decrease) in net assets resulting from operations		$ 119,993,629

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,017,815	$ 5,368,143
Net realized gain (loss)	22,342,026	(8,912,266)
Change in net unrealized appreciation (depreciation)	92,633,788	3,021,959
Net increase (decrease) in net assets resulting from operations	119,993,629	(522,164)
Distributions to shareholders from net investment income	(5,641,978)	(7,688,787)
Distributions to shareholders from net realized gain	(3,106,863)	(2,570,905)
Total distributions	(8,748,841)	(10,259,692)
Share transactions - net increase (decrease)	51,180,009	(93,975,629)
Redemption fees	461,366	61,543
Total increase (decrease) in net assets	162,886,163	(104,695,942)

Net Assets
Beginning of period	376,494,509	481,190,451
End of period (including undistributed net investment income of $4,547,036 and undistributed net investment income of $5,171,198, respectively)	$ 539,380,672	$ 376,494,509

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.30	$ 9.54	$ 10.83
Income from Investment Operations
Net investment income (loss) E	.08	.09	.09
Net realized and unrealized gain (loss)	2.80	(.15)	(1.39)
Total from investment operations	2.88	(.06)	(1.30)
Distributions from net investment income	(.11)	(.13)	-
Distributions from net realized gain	(.08)	(.05)	-
Total distributions	(.19)	(.18)	-
Redemption fees added to paid in capital E	.01	- K	.01
Net asset value, end of period	$ 12.00	$ 9.30	$ 9.54
Total Return B, C, D	31.58%	(.64)%	(11.91)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.26%	1.42%	1.20% A
Expenses net of fee waivers, if any	1.26%	1.38%	1.20% A
Expenses net of all reductions	1.25%	1.36%	1.16% A
Net investment income (loss)	.75%	.94%	1.02% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,520	$ 9,495	$ 13,208
Portfolio turnover rate G	68%	52%	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.28	$ 9.51	$ 10.83
Income from Investment Operations
Net investment income (loss) E	.05	.06	.07
Net realized and unrealized gain (loss)	2.78	(.13)	(1.40)
Total from investment operations	2.83	(.07)	(1.33)
Distributions from net investment income	(.08)	(.11)	-
Distributions from net realized gain	(.08)	(.05)	-
Total distributions	(.16)	(.16)	-
Redemption fees added to paid in capital E	.01	- K	.01
Net asset value, end of period	$ 11.96	$ 9.28	$ 9.51
Total Return B, C, D	31.04%	(.75)%	(12.19)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.55%	1.70%	1.48% A
Expenses net of fee waivers, if any	1.55%	1.66%	1.48% A
Expenses net of all reductions	1.53%	1.64%	1.44% A
Net investment income (loss)	.46%	.66%	.74% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,357	$ 3,934	$ 4,643
Portfolio turnover rate G	68%	52%	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.26	$ 9.47	$ 10.83
Income from Investment Operations
Net investment income (loss) E	- K	.02	.02
Net realized and unrealized gain (loss)	2.80	(.14)	(1.39)
Total from investment operations	2.80	(.12)	(1.37)
Distributions from net investment income	-	(.04)	-
Distributions from net realized gain	(.07)	(.05)	-
Total distributions	(.07)	(.09)	-
Redemption fees added to paid in capital E	.01	- K	.01
Net asset value, end of period	$ 12.00	$ 9.26	$ 9.47
Total Return B, C, D	30.52%	(1.24)%	(12.56)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.02%	2.17%	1.95% A
Expenses net of fee waivers, if any	2.02%	2.13%	1.95% A
Expenses net of all reductions	2.01%	2.11%	1.91% A
Net investment income (loss)	(.02)%	.19%	.27% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 874	$ 1,012	$ 1,458
Portfolio turnover rate G	68%	52%	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.25	$ 9.48	$ 10.83
Income from Investment Operations
Net investment income (loss) E	- K	.02	.03
Net realized and unrealized gain (loss)	2.79	(.14)	(1.39)
Total from investment operations	2.79	(.12)	(1.36)
Distributions from net investment income	(.01)	(.06)	-
Distributions from net realized gain	(.08)	(.05)	-
Total distributions	(.09)	(.11)	-
Redemption fees added to paid in capital E	.01	- K	.01
Net asset value, end of period	$ 11.96	$ 9.25	$ 9.48
Total Return B, C, D	30.55%	(1.27)%	(12.47)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.97%	2.15%	1.92% A
Expenses net of fee waivers, if any	1.97%	2.11%	1.92% A
Expenses net of all reductions	1.95%	2.09%	1.88% A
Net investment income (loss)	.04%	.21%	.30% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,824	$ 7,015	$ 8,750
Portfolio turnover rate G	68%	52%	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Japan

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 9.34	$ 9.57	$ 10.57	$ 10.03	$ 9.03
Income from Investment Operations
Net investment income (loss) B	.12	.12	.15	.10	.08
Net realized and unrealized gain (loss)	2.79	(.14)	(.75)	.61	1.04
Total from investment operations	2.91	(.02)	(.60)	.71	1.12
Distributions from net investment income	(.15)	(.16)	(.20)	(.07)	(.11)
Distributions from net realized gain	(.08)	(.05)	(.21)	(.10)	(.01)
Total distributions	(.23)	(.21)	(.41)	(.17)	(.12)
Redemption fees added to paid in capital B	.01	- G	.01	- G	- G
Net asset value, end of period	$ 12.03	$ 9.34	$ 9.57	$ 10.57	$ 10.03
Total Return A	31.92%	(.19)%	(6.00)%	7.12%	12.84%
Ratios to Average Net Assets C, E
Expenses before reductions	.93%	1.09%	.86%	.93%	.90%
Expenses net of fee waivers, if any	.93%	1.06%	.84%	.93%	.90%
Expenses net of all reductions	.91%	1.04%	.80%	.93%	.89%
Net investment income (loss)	1.08%	1.26%	1.38%	.97%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 480,773	$ 353,550	$ 450,417	$ 649,316	$ 944,902
Portfolio turnover rate D	68%	52%	134% F	43%	73%
A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F The portfolio turnover rate does not include the assets acquired in the merger. G Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.33	$ 9.57	$ 10.83
Income from Investment Operations
Net investment income (loss) D	.13	.12	.13
Net realized and unrealized gain (loss)	2.78	(.14)	(1.40)
Total from investment operations	2.91	(.02)	(1.27)
Distributions from net investment income	(.15)	(.17)	-
Distributions from net realized gain	(.08)	(.05)	-
Total distributions	(.23)	(.22)	-
Redemption fees added to paid in capital D	.01	- J	.01
Net asset value, end of period	$ 12.02	$ 9.33	$ 9.57
Total Return B, C	32.04%	(.18)%	(11.63)%
Ratios to Average Net Assets E, H
Expenses before reductions	.90%	1.03%	.79% A
Expenses net of fee waivers, if any	.90%	1.01%	.79% A
Expenses net of all reductions	.88%	.99%	.75% A
Net investment income (loss)	1.11%	1.31%	1.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,033	$ 1,488	$ 2,715
Portfolio turnover rate F	68%	52%	134% I

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Japan Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Japan and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 55,398,617
Gross unrealized depreciation	(43,857,029)
Net unrealized appreciation (depreciation) on securities and other investments	$ 11,541,588

Tax Cost	$ 530,077,462

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,845,246
Capital loss carryforward	$ (190,515,854)
Net unrealized appreciation (depreciation)	$ 11,549,764

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	(3,870,588)
2017	(60,951,366)
2018	(26,887,863)
2019	(98,806,037)
Total with expiration	(190,515,854)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012

Ordinary Income	$ 8,748,841	$ 10,259,692

Due to large redemptions in a prior period, $161,303,179 of capital losses that will be available to offset future capital gains of the Fund will be limited to approximately $18,885,324 per year.

The Fund acquired $5,487,891 of its capital loss carryforward as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $1,371,973 per year.

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $351,084,154 and $314,554,352, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Japan as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .63% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 38,678	$ 1,182
Class T	.25%	.25%	24,976	-
Class B	.75%	.25%	9,235	6,947
Class C	.75%	.25%	91,757	26,746
			$ 164,646	$ 34,875

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 23,911
Class T	2,514
Class B*	629
Class C*	3,853
$ 30,907

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 45,115.29
Class T	16,311.33
Class B	2,767.30
Class C	22,846.25
Japan	901,696.20
Institutional Class	17,258.17
	$ 1,005,993

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 2,436,750.31%		$ 85

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $993 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $93,183. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $76,363 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $2,569.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 106,946	$ 168,535
Class T	32,766	50,833
Class B	-	6,144
Class C	8,397	52,214
Japan	5,470,176	7,354,386
Institutional Class	23,693	56,675
Total	$ 5,641,978	$ 7,688,787
From net realized gain
Class A	$ 79,705	$ 69,007
Class T	33,186	24,703
Class B	6,644	7,792
Class C	55,283	46,858
Japan	2,919,891	2,405,209
Institutional Class	12,154	17,336
Total	$ 3,106,863	$ 2,570,905

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	1,327,321	272,417	$ 15,043,376	$ 2,571,605
Reinvestment of distributions	17,701	22,132	165,861	206,271
Shares redeemed	(655,691)	(659,149)	(7,373,829)	(6,253,228)
Net increase (decrease)	689,331	(364,600)	$ 7,835,408	$ (3,475,352)
Class T
Shares sold	195,003	61,409	$ 2,164,942	$ 587,072
Reinvestment of distributions	6,834	7,853	64,034	73,111
Shares redeemed	(178,171)	(133,261)	(1,988,129)	(1,264,265)
Net increase (decrease)	23,666	(63,999)	$ 240,847	$ (604,082)
Class B
Shares sold	14,757	6,716	$ 173,151	$ 66,720
Reinvestment of distributions	463	1,058	4,366	9,881
Shares redeemed	(51,705)	(52,372)	(551,755)	(495,118)
Net increase (decrease)	(36,485)	(44,598)	$ (374,238)	$ (418,517)
Class C
Shares sold	526,927	108,642	$ 5,994,932	$ 1,051,805
Reinvestment of distributions	5,172	7,654	48,618	71,333
Shares redeemed	(302,151)	(280,979)	(3,208,131)	(2,637,126)
Net increase (decrease)	229,948	(164,683)	$ 2,835,419	$ (1,513,988)
Japan
Shares sold	14,062,957	2,737,496	$ 157,503,214	$ 26,290,775
Reinvestment of distributions	872,770	1,014,920	8,177,855	9,459,053
Shares redeemed	(12,837,219)	(12,951,522)	(141,848,609)	(122,521,103)
Net increase (decrease)	2,098,508	(9,199,106)	$ 23,832,460	$ (86,771,275)
Institutional Class
Shares sold	1,891,907	238,239	$ 21,220,551	$ 2,250,127
Reinvestment of distributions	2,940	6,735	27,514	62,700
Shares redeemed	(387,518)	(369,198)	(4,437,952)	(3,505,242)
Net increase (decrease)	1,507,329	(124,224)	$ 16,810,113	$ (1,192,415)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 37% of the total outstanding shares of the Fund. Mutual Funds managed by FMR or its affiliates were the owners of record, in the aggregate, of approximately 42% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Japan Fund (a fund of Fidelity Investment Trust) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Japan Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Japan Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/09/13	12/06/13	$0.081	$0.009
Class T	12/09/13	12/06/13	$0.043	$0.009
Class B	12/09/13	12/06/13	$0.000	$0.000
Class C	12/09/13	12/06/13	$0.025	$0.009

Class A, Class T, Class B and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/12	$0.089	$0.0178
Class T	12/10/12	$0.076	$0.0178
Class B	12/10/12	$0.038	$0.0178
Class C	12/10/12	$0.048	$0.0178

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Japan Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Fidelity Japan Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Japan Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

AJPNA-UANN-1213
1.917388.102

Fidelity Advisor®

Japan

Fund - Institutional Class

Annual Report

October 31, 2013

(Fidelity Cover Art)

Institutional Class is a class of
Fidelity® Japan Fund

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	32.04%	8.41%	3.60%

A The initial offering of Institutional Class shares took place on December 14, 2010. Returns prior to December 14, 2010, are those of Fidelity® Japan Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Japan Fund - Institutional Class on October 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Price Index (TOPIX) performed over the same period. See footnote A above for additional information regarding the performance of Institutional Class.

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Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Rie Shigekawa, Portfolio Manager of Fidelity Advisor® Japan Fund: For the year, the fund's Institutional Class shares returned 32.04%, lagging the 33.59% gain of the Tokyo Stock Price Index. Versus the index, unrewarding stock selection and a modest cash position in a soaring market dampened the fund's relative performance, outweighing the positive impact of sector and industry weightings. Specifically, not owning strong-performing index component SoftBank significantly detracted. Other detractors included a large overweighting in materials stock Toray Industries, as well as negligible exposure to Nomura Holdings, which I sold, and not owning Daiwa Securities Group, two market-beating brokerage stocks in the index. Lastly, the much weaker yen was a significant headwind for U.S. investors in Japanese stocks. Conversely, a large overweighting in the automobiles & components group bolstered relative performance. The fund's largest contributor and also its largest holding was automaker Toyota Motor. Although Toyota remained the fund's largest position at period end, I reduced it as the stock advanced in an effort to lessen risk and nail down profits. Other contributors were bank stock Sumitomo Mitsui Financial Group and Nidec, a manufacturer of electric motors and related components.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Japan Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.27%
Actual		$ 1,000.00	$ 1,009.30	$ 6.43
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.46
Class T	1.55%
Actual		$ 1,000.00	$ 1,007.60	$ 7.84
HypotheticalA		$ 1,000.00	$ 1,017.39	$ 7.88
Class B	2.02%
Actual		$ 1,000.00	$ 1,005.00	$ 10.21
HypotheticalA		$ 1,000.00	$ 1,015.02	$ 10.26
Class C	1.97%
Actual		$ 1,000.00	$ 1,005.90	$ 9.96
HypotheticalA		$ 1,000.00	$ 1,015.27	$ 10.01
Japan	.92%
Actual		$ 1,000.00	$ 1,010.90	$ 4.66
HypotheticalA		$ 1,000.00	$ 1,020.57	$ 4.69
Institutional Class	.91%
Actual		$ 1,000.00	$ 1,010.90	$ 4.61
HypotheticalA		$ 1,000.00	$ 1,020.62	$ 4.63

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Japan Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
Japan	97.1%
United States of America*	2.9%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
Japan	96.3%
United States of America*	3.7%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.1	96.3
Short-Term Investments and Net Other Assets (Liabilities)	2.9	3.7
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp. (Automobiles)	6.4	6.5
Mitsubishi UFJ Financial Group, Inc. (Commercial Banks)	4.9	5.2
Sumitomo Mitsui Financial Group, Inc. (Commercial Banks)	4.9	4.6
Honda Motor Co. Ltd. (Automobiles)	3.8	3.8
Nissan Motor Co. Ltd. (Automobiles)	3.6	3.2
Toray Industries, Inc. (Chemicals)	3.4	3.8
Bridgestone Corp. (Auto Components)	3.2	2.5
KDDI Corp. (Wireless Telecommunication Services)	3.2	0.0
Shimadzu Corp. (Electronic Equipment & Components)	3.0	2.3
Mizuho Financial Group, Inc. (Commercial Banks)	2.9	3.0
	39.3
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	25.4	24.7
Financials	20.3	22.3
Industrials	13.0	10.3
Information Technology	12.8	13.3
Materials	11.5	12.2
Health Care	7.4	9.2
Telecommunication Services	3.2	1.7
Consumer Staples	2.1	2.1
Utilities	1.4	0.5

Annual Report

Fidelity Japan Fund

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
CONSUMER DISCRETIONARY - 25.4%
Auto Components - 5.2%
Bridgestone Corp.	502,600	$ 17,230,494
Calsonic Kansei Corp.	898,000	4,317,370
DENSO Corp.	135,400	6,508,464
		28,056,328
Automobiles - 15.1%
Honda Motor Co. Ltd.	516,900	20,641,324
Nissan Motor Co. Ltd.	1,904,700	19,125,593
Suzuki Motor Corp.	287,600	7,231,810
Toyota Motor Corp.	532,300	34,513,369
		81,512,096
Hotels, Restaurants & Leisure - 0.5%
St. Marc Holdings Co. Ltd.	29,400	1,513,267
Toridoll.Corporation	140,100	1,319,102
		2,832,369
Household Durables - 0.6%
Fujitsu General Ltd.	266,000	3,222,933
Media - 0.5%
Daiichikosho Co. Ltd.	19,400	554,367
Tohokushinsha Film Corp.	209,700	2,065,936
		2,620,303
Multiline Retail - 1.2%
Marui Group Co. Ltd.	696,200	6,664,501
Specialty Retail - 0.6%
Arc Land Sakamoto Co. Ltd.	7,200	107,558
K's Denki Corp.	99,300	2,915,731
		3,023,289
Textiles, Apparel & Luxury Goods - 1.7%
Onward Holdings Co. Ltd.	1,118,000	9,253,438
TOTAL CONSUMER DISCRETIONARY		137,185,257
CONSUMER STAPLES - 2.1%
Food & Staples Retailing - 2.1%
Seven & i Holdings Co., Ltd.	261,600	9,681,459
Valor Co. Ltd.	106,800	1,541,477
		11,222,936
FINANCIALS - 20.3%
Commercial Banks - 12.7%
Mitsubishi UFJ Financial Group, Inc.	4,169,400	26,551,852
Mizuho Financial Group, Inc.	7,531,700	15,809,514
Sumitomo Mitsui Financial Group, Inc.	546,800	26,430,067
		68,791,433
Consumer Finance - 1.7%
ACOM Co. Ltd. (a)	925,400	3,623,562
AEON Financial Service Co. Ltd.	181,100	5,561,627
		9,185,189
Insurance - 2.9%
MS&AD Insurance Group Holdings, Inc.	604,900	15,641,114

	Shares	Value
Real Estate Investment Trusts - 0.4%
Frontier Real Estate Investment Corp.	111	$ 1,109,096
Japan Logistics Fund, Inc.	112	1,164,928
		2,274,024
Real Estate Management & Development - 2.6%
Daibiru Corp.	98,800	1,259,067
Nomura Real Estate Holdings, Inc.	501,100	12,678,547
		13,937,614
TOTAL FINANCIALS		109,829,374
HEALTH CARE - 7.4%
Health Care Equipment & Supplies - 3.2%
ASAHI INTECC Co. Ltd. (d)	42,000	2,825,632
Nihon Kohden Corp.	101,700	4,188,679
Terumo Corp.	215,900	10,456,188
		17,470,499
Health Care Providers & Services - 1.0%
Message Co. Ltd. (d)	192,100	5,422,373
Pharmaceuticals - 3.2%
Nippon Shinyaku Co. Ltd.	231,000	3,981,888
Takeda Pharmaceutical Co. Ltd.	277,800	13,238,442
		17,220,330
TOTAL HEALTH CARE		40,113,202
INDUSTRIALS - 13.0%
Commercial Services & Supplies - 0.3%
Moshi Moshi Hotline, Inc.	123,100	1,547,319
Construction & Engineering - 0.3%
Toyo Engineering Corp.	455,000	1,938,740
Electrical Equipment - 5.8%
Fujikura Ltd.	469,000	2,140,123
Mitsubishi Electric Corp.	1,401,000	15,399,744
Nidec Corp. (d)	140,900	13,731,011
		31,270,878
Industrial Conglomerates - 2.4%
Toshiba Corp.	3,051,000	12,967,565
Machinery - 2.9%
Makita Corp.	91,300	4,616,983
Sumitomo Heavy Industries Ltd.	2,496,000	11,047,145
		15,664,128
Road & Rail - 0.4%
Hitachi Transport System Ltd.	130,800	2,074,096
Trading Companies & Distributors - 0.9%
Sumitomo Corp.	356,700	4,641,846
TOTAL INDUSTRIALS		70,104,572
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 12.8%
Computers & Peripherals - 0.8%
Japan Digital Laboratory Co.	77,600	$ 926,185
Wacom Co. Ltd.	441,800	3,282,413
		4,208,598
Electronic Equipment & Components - 9.0%
Azbil Corp.	283,600	6,833,237
ESPEC Corp.	120,700	939,903
Hamamatsu Photonics K.K.	155,600	5,822,462
Horiba Ltd.	240,000	8,769,708
Nichicon Corp.	225,200	2,358,487
Shimadzu Corp.	1,656,000	16,216,186
TDK Corp.	146,000	6,205,021
Topcon Corp.	94,300	1,421,926
		48,566,930
IT Services - 1.8%
Fujitsu Ltd.	1,381,000	5,933,057
Otsuka Corp.	30,600	3,968,920
		9,901,977
Semiconductors & Semiconductor Equipment - 1.2%
Disco Corp.	58,000	3,665,230
NuFlare Technology, Inc.	18,700	2,503,567
		6,168,797
TOTAL INFORMATION TECHNOLOGY		68,846,302
MATERIALS - 11.5%
Chemicals - 9.0%
Asahi Kasei Corp.	1,785,000	13,584,930
Hitachi Chemical Co. Ltd.	363,700	5,579,808
Nihon Nohyaku Co. Ltd.	212,000	2,541,070
Nitto Denko Corp.	97,300	5,102,505
Toray Industries, Inc.	2,930,000	18,308,803
Zeon Corp.	271,000	3,229,543
		48,346,659
Metals & Mining - 2.5%
Nippon Steel & Sumitomo Metal Corp.	3,937,000	12,994,281
Pacific Metals Co. Ltd.	210,000	769,544
		13,763,825
TOTAL MATERIALS		62,110,484

	Shares	Value
TELECOMMUNICATION SERVICES - 3.2%
Wireless Telecommunication Services - 3.2%
KDDI Corp.	317,000	$ 17,167,607
UTILITIES - 1.4%
Electric Utilities - 1.4%
Kansai Electric Power Co., Inc. (a)	204,200	2,584,564
Tohoku Electric Power Co., Inc. (a)	399,100	4,830,784
		7,415,348
TOTAL COMMON STOCKS (Cost $504,921,967)		523,995,082
Money Market Funds - 3.3%

Fidelity Cash Central Fund, 0.09% (b)	9,955,567	9,955,567
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	7,668,401	7,668,401
TOTAL MONEY MARKET FUNDS (Cost $17,623,968)		17,623,968
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $522,545,935)		541,619,050
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(2,238,378)
NET ASSETS - 100%		$ 539,380,672
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 15,638
Fidelity Securities Lending Cash Central Fund	93,183
Total	$ 108,821
Other Information

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 137,185,257	$ -	$ 137,185,257	$ -
Consumer Staples	11,222,936	-	11,222,936	-
Financials	109,829,374	-	109,829,374	-
Health Care	40,113,202	-	40,113,202	-
Industrials	70,104,572	-	70,104,572	-
Information Technology	68,846,302	-	68,846,302	-
Materials	62,110,484	-	62,110,484	-
Telecommunication Services	17,167,607	-	17,167,607	-
Utilities	7,415,348	-	7,415,348	-
Money Market Funds	17,623,968	17,623,968	-	-
Total Investments in Securities:	$ 541,619,050	$ 17,623,968	$ 523,995,082	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 185,243,204
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Japan Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $7,293,099) - See accompanying schedule: Unaffiliated issuers (cost $504,921,967)	$ 523,995,082
Fidelity Central Funds (cost $17,623,968)	17,623,968
Total Investments (cost $522,545,935)		$ 541,619,050
Receivable for investments sold		2,851,415
Receivable for fund shares sold		679,527
Dividends receivable		3,870,202
Distributions receivable from Fidelity Central Funds		6,131
Prepaid expenses		1,910
Other receivables		26,529
Total assets		549,054,764

Liabilities
Payable for investments purchased	$ 646,082
Payable for fund shares redeemed	886,923
Accrued management fee	265,409
Distribution and service plan fees payable	16,866
Other affiliated payables	110,934
Other payables and accrued expenses	79,477
Collateral on securities loaned, at value	7,668,401
Total liabilities		9,674,092

Net Assets		$ 539,380,672
Net Assets consist of:
Paid in capital		$ 713,501,665
Undistributed net investment income		4,547,036
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(197,749,320)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		19,081,291
Net Assets		$ 539,380,672

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($20,519,915 ÷ 1,709,790 shares)	$ 12.00

Maximum offering price per share (100/94.25 of $12.00)	$ 12.73
Class T: Net Asset Value and redemption price per share ($5,356,999 ÷ 447,738 shares)	$ 11.96

Maximum offering price per share (100/96.50 of $11.96)	$ 12.39
Class B: Net Asset Value and offering price per share ($874,018 ÷ 72,837 shares)A	$ 12.00

Class C: Net Asset Value and offering price per share ($11,823,577 ÷ 988,738 shares)A	$ 11.96

Japan: Net Asset Value, offering price and redemption price per share ($480,773,281 ÷ 39,971,447 shares)	$ 12.03

Institutional Class: Net Asset Value, offering price and redemption price per share ($20,032,882 ÷ 1,666,824 shares)	$ 12.02

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Japan Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 10,225,631
Income from Fidelity Central Funds		108,821
Income before foreign taxes withheld		10,334,452
Less foreign taxes withheld		(730,071)
Total income		9,604,381

Expenses
Management fee
Basic fee	$ 3,381,267
Performance adjustment	(364,882)
Transfer agent fees	1,005,993
Distribution and service plan fees	164,646
Accounting and security lending fees	250,524
Custodian fees and expenses	64,515
Independent trustees' compensation	2,744
Registration fees	86,829
Audit	69,145
Legal	1,108
Interest	85
Miscellaneous	3,524
Total expenses before reductions	4,665,498
Expense reductions	(78,932)	4,586,566
Net investment income (loss)		5,017,815
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	22,728,384
Foreign currency transactions	(386,358)
Total net realized gain (loss)		22,342,026
Change in net unrealized appreciation (depreciation) on: Investment securities	92,533,961
Assets and liabilities in foreign currencies	99,827
Total change in net unrealized appreciation (depreciation)		92,633,788
Net gain (loss)		114,975,814
Net increase (decrease) in net assets resulting from operations		$ 119,993,629

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,017,815	$ 5,368,143
Net realized gain (loss)	22,342,026	(8,912,266)
Change in net unrealized appreciation (depreciation)	92,633,788	3,021,959
Net increase (decrease) in net assets resulting from operations	119,993,629	(522,164)
Distributions to shareholders from net investment income	(5,641,978)	(7,688,787)
Distributions to shareholders from net realized gain	(3,106,863)	(2,570,905)
Total distributions	(8,748,841)	(10,259,692)
Share transactions - net increase (decrease)	51,180,009	(93,975,629)
Redemption fees	461,366	61,543
Total increase (decrease) in net assets	162,886,163	(104,695,942)

Net Assets
Beginning of period	376,494,509	481,190,451
End of period (including undistributed net investment income of $4,547,036 and undistributed net investment income of $5,171,198, respectively)	$ 539,380,672	$ 376,494,509

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.30	$ 9.54	$ 10.83
Income from Investment Operations
Net investment income (loss) E	.08	.09	.09
Net realized and unrealized gain (loss)	2.80	(.15)	(1.39)
Total from investment operations	2.88	(.06)	(1.30)
Distributions from net investment income	(.11)	(.13)	-
Distributions from net realized gain	(.08)	(.05)	-
Total distributions	(.19)	(.18)	-
Redemption fees added to paid in capital E	.01	- K	.01
Net asset value, end of period	$ 12.00	$ 9.30	$ 9.54
Total Return B, C, D	31.58%	(.64)%	(11.91)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.26%	1.42%	1.20% A
Expenses net of fee waivers, if any	1.26%	1.38%	1.20% A
Expenses net of all reductions	1.25%	1.36%	1.16% A
Net investment income (loss)	.75%	.94%	1.02% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,520	$ 9,495	$ 13,208
Portfolio turnover rate G	68%	52%	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.28	$ 9.51	$ 10.83
Income from Investment Operations
Net investment income (loss) E	.05	.06	.07
Net realized and unrealized gain (loss)	2.78	(.13)	(1.40)
Total from investment operations	2.83	(.07)	(1.33)
Distributions from net investment income	(.08)	(.11)	-
Distributions from net realized gain	(.08)	(.05)	-
Total distributions	(.16)	(.16)	-
Redemption fees added to paid in capital E	.01	- K	.01
Net asset value, end of period	$ 11.96	$ 9.28	$ 9.51
Total Return B, C, D	31.04%	(.75)%	(12.19)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.55%	1.70%	1.48% A
Expenses net of fee waivers, if any	1.55%	1.66%	1.48% A
Expenses net of all reductions	1.53%	1.64%	1.44% A
Net investment income (loss)	.46%	.66%	.74% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,357	$ 3,934	$ 4,643
Portfolio turnover rate G	68%	52%	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.26	$ 9.47	$ 10.83
Income from Investment Operations
Net investment income (loss) E	- K	.02	.02
Net realized and unrealized gain (loss)	2.80	(.14)	(1.39)
Total from investment operations	2.80	(.12)	(1.37)
Distributions from net investment income	-	(.04)	-
Distributions from net realized gain	(.07)	(.05)	-
Total distributions	(.07)	(.09)	-
Redemption fees added to paid in capital E	.01	- K	.01
Net asset value, end of period	$ 12.00	$ 9.26	$ 9.47
Total Return B, C, D	30.52%	(1.24)%	(12.56)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.02%	2.17%	1.95% A
Expenses net of fee waivers, if any	2.02%	2.13%	1.95% A
Expenses net of all reductions	2.01%	2.11%	1.91% A
Net investment income (loss)	(.02)%	.19%	.27% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 874	$ 1,012	$ 1,458
Portfolio turnover rate G	68%	52%	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.25	$ 9.48	$ 10.83
Income from Investment Operations
Net investment income (loss) E	- K	.02	.03
Net realized and unrealized gain (loss)	2.79	(.14)	(1.39)
Total from investment operations	2.79	(.12)	(1.36)
Distributions from net investment income	(.01)	(.06)	-
Distributions from net realized gain	(.08)	(.05)	-
Total distributions	(.09)	(.11)	-
Redemption fees added to paid in capital E	.01	- K	.01
Net asset value, end of period	$ 11.96	$ 9.25	$ 9.48
Total Return B, C, D	30.55%	(1.27)%	(12.47)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.97%	2.15%	1.92% A
Expenses net of fee waivers, if any	1.97%	2.11%	1.92% A
Expenses net of all reductions	1.95%	2.09%	1.88% A
Net investment income (loss)	.04%	.21%	.30% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,824	$ 7,015	$ 8,750
Portfolio turnover rate G	68%	52%	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Japan

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 9.34	$ 9.57	$ 10.57	$ 10.03	$ 9.03
Income from Investment Operations
Net investment income (loss) B	.12	.12	.15	.10	.08
Net realized and unrealized gain (loss)	2.79	(.14)	(.75)	.61	1.04
Total from investment operations	2.91	(.02)	(.60)	.71	1.12
Distributions from net investment income	(.15)	(.16)	(.20)	(.07)	(.11)
Distributions from net realized gain	(.08)	(.05)	(.21)	(.10)	(.01)
Total distributions	(.23)	(.21)	(.41)	(.17)	(.12)
Redemption fees added to paid in capital B	.01	- G	.01	- G	- G
Net asset value, end of period	$ 12.03	$ 9.34	$ 9.57	$ 10.57	$ 10.03
Total Return A	31.92%	(.19)%	(6.00)%	7.12%	12.84%
Ratios to Average Net Assets C, E
Expenses before reductions	.93%	1.09%	.86%	.93%	.90%
Expenses net of fee waivers, if any	.93%	1.06%	.84%	.93%	.90%
Expenses net of all reductions	.91%	1.04%	.80%	.93%	.89%
Net investment income (loss)	1.08%	1.26%	1.38%	.97%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 480,773	$ 353,550	$ 450,417	$ 649,316	$ 944,902
Portfolio turnover rate D	68%	52%	134% F	43%	73%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F The portfolio turnover rate does not include the assets acquired in the merger. G Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.33	$ 9.57	$ 10.83
Income from Investment Operations
Net investment income (loss) D	.13	.12	.13
Net realized and unrealized gain (loss)	2.78	(.14)	(1.40)
Total from investment operations	2.91	(.02)	(1.27)
Distributions from net investment income	(.15)	(.17)	-
Distributions from net realized gain	(.08)	(.05)	-
Total distributions	(.23)	(.22)	-
Redemption fees added to paid in capital D	.01	- J	.01
Net asset value, end of period	$ 12.02	$ 9.33	$ 9.57
Total Return B, C	32.04%	(.18)%	(11.63)%
Ratios to Average Net Assets E, H
Expenses before reductions	.90%	1.03%	.79% A
Expenses net of fee waivers, if any	.90%	1.01%	.79% A
Expenses net of all reductions	.88%	.99%	.75% A
Net investment income (loss)	1.11%	1.31%	1.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,033	$ 1,488	$ 2,715
Portfolio turnover rate F	68%	52%	134% I

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity Japan Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Japan and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 55,398,617
Gross unrealized depreciation	(43,857,029)
Net unrealized appreciation (depreciation) on securities and other investments	$ 11,541,588

Tax Cost	$ 530,077,462

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,845,246
Capital loss carryforward	$ (190,515,854)
Net unrealized appreciation (depreciation)	$ 11,549,764

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	(3,870,588)
2017	(60,951,366)
2018	(26,887,863)
2019	(98,806,037)
Total with expiration	(190,515,854)

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012

Ordinary Income	$ 8,748,841	$ 10,259,692

Due to large redemptions in a prior period, $161,303,179 of capital losses that will be available to offset future capital gains of the Fund will be limited to approximately $18,885,324 per year.

The Fund acquired $5,487,891 of its capital loss carryforward as part of a merger in a prior period. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $1,371,973 per year.

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $351,084,154 and $314,554,352, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Japan as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .63% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 38,678	$ 1,182
Class T	.25%	.25%	24,976	-
Class B	.75%	.25%	9,235	6,947
Class C	.75%	.25%	91,757	26,746
			$ 164,646	$ 34,875

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 23,911
Class T	2,514
Class B*	629
Class C*	3,853
$ 30,907

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 45,115.29
Class T	16,311.33
Class B	2,767.30
Class C	22,846.25
Japan	901,696.20
Institutional Class	17,258.17
	$ 1,005,993

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 2,436,750.31%		$ 85

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $993 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $93,183. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $76,363 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $2,569.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 106,946	$ 168,535
Class T	32,766	50,833
Class B	-	6,144
Class C	8,397	52,214
Japan	5,470,176	7,354,386
Institutional Class	23,693	56,675
Total	$ 5,641,978	$ 7,688,787
From net realized gain
Class A	$ 79,705	$ 69,007
Class T	33,186	24,703
Class B	6,644	7,792
Class C	55,283	46,858
Japan	2,919,891	2,405,209
Institutional Class	12,154	17,336
Total	$ 3,106,863	$ 2,570,905

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	1,327,321	272,417	$ 15,043,376	$ 2,571,605
Reinvestment of distributions	17,701	22,132	165,861	206,271
Shares redeemed	(655,691)	(659,149)	(7,373,829)	(6,253,228)
Net increase (decrease)	689,331	(364,600)	$ 7,835,408	$ (3,475,352)
Class T
Shares sold	195,003	61,409	$ 2,164,942	$ 587,072
Reinvestment of distributions	6,834	7,853	64,034	73,111
Shares redeemed	(178,171)	(133,261)	(1,988,129)	(1,264,265)
Net increase (decrease)	23,666	(63,999)	$ 240,847	$ (604,082)
Class B
Shares sold	14,757	6,716	$ 173,151	$ 66,720
Reinvestment of distributions	463	1,058	4,366	9,881
Shares redeemed	(51,705)	(52,372)	(551,755)	(495,118)
Net increase (decrease)	(36,485)	(44,598)	$ (374,238)	$ (418,517)
Class C
Shares sold	526,927	108,642	$ 5,994,932	$ 1,051,805
Reinvestment of distributions	5,172	7,654	48,618	71,333
Shares redeemed	(302,151)	(280,979)	(3,208,131)	(2,637,126)
Net increase (decrease)	229,948	(164,683)	$ 2,835,419	$ (1,513,988)
Japan
Shares sold	14,062,957	2,737,496	$ 157,503,214	$ 26,290,775
Reinvestment of distributions	872,770	1,014,920	8,177,855	9,459,053
Shares redeemed	(12,837,219)	(12,951,522)	(141,848,609)	(122,521,103)
Net increase (decrease)	2,098,508	(9,199,106)	$ 23,832,460	$ (86,771,275)
Institutional Class
Shares sold	1,891,907	238,239	$ 21,220,551	$ 2,250,127
Reinvestment of distributions	2,940	6,735	27,514	62,700
Shares redeemed	(387,518)	(369,198)	(4,437,952)	(3,505,242)
Net increase (decrease)	1,507,329	(124,224)	$ 16,810,113	$ (1,192,415)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 37% of the total outstanding shares of the Fund. Mutual Funds managed by FMR or its affiliates were the owners of record, in the aggregate, of approximately 42% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Japan Fund (a fund of Fidelity Investment Trust) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Japan Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Japan Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/09/13	12/06/13	$0.115	$0.009

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/10/12	$0.110	$0.0178

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Japan Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Fidelity Japan Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Japan Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class ranked below its competitive median for 2012 and the total expense ratio of Class T ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

AJPNI-UANN-1213
1.917380.102

Fidelity Advisor®

China Region Fund -

Class A, Class T, Class B, and Class C

Annual Report

October 31, 2013

Class A, Class T, Class B, and Class C are
classes of Fidelity® China Region Fund

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	18.82%	16.41%	11.19%
Class T (incl. 3.50% sales charge) B	21.34%	16.64%	11.29%
Class B (incl. contingent deferred sales charge) C	20.12%	16.69%	11.39%
Class C (incl. contingent deferred sales charge) D	24.14%	16.91%	11.39%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® China Region Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to May 9, 2008 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity China Region Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to May 9, 2008 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity China Region Fund, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to May 9, 2008 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0% respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity China Region Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to May 9, 2008 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® China Region Fund - Class A on October 31, 2003, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Golden Dragon Index performed over the same period. See footnote A above for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Robert Bao, Portfolio Manager of Fidelity Advisor® China Region Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 26.07%, 25.74%, 25.12% and 25.14%, respectively (excluding sales charges), almost doubling the 13.27% gain of the MSCI® Golden Dragon Index. Consumer discretionary was a sector in which I significantly increased the fund's weighting during the period. Versus the index, this sector bolstered our results the most by a wide margin and accounted for the fund's three largest relative contributors. The top relative contributor was China-based automaker Chongqing Changan Automobile, a non-index position I added to the fund during the period. The company's joint venture with U.S.-based Ford Motor continued to move in the right direction. Other notable contributors were Taiwan-headquartered ECLAT Textile and Chinese Internet travel portal Ctrip.com International, the latter of which was not in the index and benefited from the surging popularity of online travel reservations in China. On the negative side, financials was the most noteworthy detractor, with stock picking in banks particularly problematic. At the stock level, the largest relative detractor was Spreadtrum Communications, a non-index semiconductor company located in China. The firm was pressured early in the period by greater competition, and with its growth prospects apparently deteriorating, I sold it in January. Also detracting was Chinese property developer Greenland Hong Kong Holdings, which changed its name from SPG Land in August 2013. This non-index stock faltered in part because of a delay in an expected capital injection from its parent company.

Note to shareholders: Fidelity Advisor China Region Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese market. As of October 31, 2013, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity China Region Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.34%
Actual		$ 1,000.00	$ 1,106.80	$ 7.12
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.82
Class T	1.64%
Actual		$ 1,000.00	$ 1,105.20	$ 8.70
HypotheticalA		$ 1,000.00	$ 1,016.94	$ 8.34
Class B	2.09%
Actual		$ 1,000.00	$ 1,102.70	$ 11.08
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
Class C	2.09%
Actual		$ 1,000.00	$ 1,102.40	$ 11.08
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
China Region	1.01%
Actual		$ 1,000.00	$ 1,108.60	$ 5.37
HypotheticalA		$ 1,000.00	$ 1,020.11	$ 5.14
Institutional Class	.95%
Actual		$ 1,000.00	$ 1,108.90	$ 5.05
HypotheticalA		$ 1,000.00	$ 1,020.42	$ 4.84

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity China Region Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
Cayman Islands	24.1%
China	20.9%
Hong Kong	16.7%
Taiwan	14.8%
Bermuda	10.6%
United States of America*	6.9%
Japan	2.1%
Korea (South)	1.7%
Italy	1.5%
Other	0.7%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
Hong Kong	24.3%
China	23.8%
Cayman Islands	20.9%
Taiwan	19.2%
Bermuda	6.8%
Korea (South)	1.3%
United States of America*	1.2%
Italy	1.0%
Thailand	0.6%
Other	0.9%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.3	99.3
Short-Term Investments and Net Other Assets (Liabilities)	4.7	0.7
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Tencent Holdings Ltd. (Internet Software & Services)	6.8	4.4
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	5.7	5.7
AIA Group Ltd. (Insurance)	5.1	4.8
Industrial & Commercial Bank of China Ltd. (H Shares) (Commercial Banks)	3.7	4.0
China Construction Bank Corp. (H Shares) (Commercial Banks)	3.7	3.9
Chongqing Changan Automobile Co. Ltd. (B Shares) (Automobiles)	3.0	2.3
Summit Ascent Holdings Ltd. (Trading Companies & Distributors)	2.5	0.0
Sinopec Kantons Holdings Ltd. (Oil, Gas & Consumable Fuels)	2.3	1.4
Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)	1.7	1.3
Brilliance China Automotive Holdings Ltd. (Automobiles)	1.7	0.5
	36.2
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	25.7	21.7
Information Technology	24.8	21.5
Financials	21.8	32.1
Industrials	7.6	7.3
Materials	3.9	5.2
Energy	3.2	3.0
Health Care	3.1	2.1
Utilities	3.0	3.9
Telecommunication Services	1.6	2.1
Consumer Staples	0.6	0.4

Annual Report

Fidelity China Region Fund

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value
CONSUMER DISCRETIONARY - 25.7%
Automobiles - 7.2%
Brilliance China Automotive Holdings Ltd.	14,164,000	$ 24,772,841
Chongqing Changan Automobile Co. Ltd. (B Shares)	24,223,686	44,679,312
Geely Automobile Holdings Ltd.	25,170,000	12,693,757
Great Wall Motor Co. Ltd. (H Shares)	1,600,000	9,400,232
Guangzhou Automobile Group Co. Ltd. (H Shares)	12,000,000	14,239,649
		105,785,791
Hotels, Restaurants & Leisure - 6.9%
Galaxy Entertainment Group Ltd. (a)	3,451,000	25,750,077
Hotel Shilla Co.	132,714	8,565,982
Melco International Development Ltd.	7,009,000	22,013,304
Melco Crown Entertainment Ltd. sponsored ADR (a)	403,400	13,376,744
Sands China Ltd.	3,241,800	23,039,234
Shangri-La Asia Ltd.	5,000,000	9,157,745
		101,903,086
Household Durables - 1.3%
Techtronic Industries Co. Ltd.	7,728,000	19,437,121
Internet & Catalog Retail - 1.0%
Ctrip.com International Ltd. sponsored ADR (a)	260,916	14,154,693
Leisure Equipment & Products - 1.2%
Goodbaby International Holdings Ltd.	16,000,000	7,904,037
Merida Industry Co. Ltd.	1,309,450	9,920,413
		17,824,450
Media - 1.4%
ChinaVision Media Group Ltd. (a)	110,780,000	6,787,115
Fuji Media Holdings, Inc.	350,000	6,977,377
SinoMedia Holding Ltd.	8,000,000	7,450,019
		21,214,511
Multiline Retail - 1.6%
Lifestyle International Holdings Ltd.	3,953,500	8,617,845
Springland International Holdings Ltd.	25,897,000	14,196,085
		22,813,930
Specialty Retail - 2.0%
Baoxin Auto Group Ltd. (d)	21,494,000	22,151,046
Oriental Watch Holdings Ltd.	23,466,000	7,506,214
		29,657,260
Textiles, Apparel & Luxury Goods - 3.1%
ECLAT Textile Co. Ltd.	1,486,140	16,333,151
Prada SpA	2,299,200	22,419,647
Shenzhou International Group Holdings Ltd.	2,046,000	7,046,072
		45,798,870
TOTAL CONSUMER DISCRETIONARY		378,589,712

	Shares	Value
CONSUMER STAPLES - 0.6%
Food Products - 0.6%
China Mengniu Dairy Co. Ltd.	2,000,000	$ 8,796,595
ENERGY - 3.2%
Energy Equipment & Services - 0.9%
China Oilfield Services Ltd. (H Shares)	3,520,000	9,852,186
Hilong Holding Ltd.	5,400,000	3,593,964
		13,446,150
Oil, Gas & Consumable Fuels - 2.3%
Sinopec Kantons Holdings Ltd. (d)	37,162,000	33,888,216
TOTAL ENERGY		47,334,366
FINANCIALS - 21.8%
Capital Markets - 0.1%
SAIC Motor Corp. Ltd. Class A (UBS Warrant Programme) warrants 9/16/14 (a)	798,200	1,878,118
Commercial Banks - 9.4%
BOC Hong Kong (Holdings) Ltd.	7,402,000	24,154,598
China Construction Bank Corp. (H Shares)	69,778,000	54,180,776
Industrial & Commercial Bank of China Ltd. (H Shares)	78,024,000	54,645,985
SAIC Motor Corp. Ltd. Class A (BNP Paribas Warrant Program) warrants 8/5/15 (a)	2,201,800	5,180,706
		138,162,065
Insurance - 6.6%
AIA Group Ltd.	14,982,600	76,043,507
China Pacific Insurance Group Co. Ltd. (H Shares)	5,999,200	21,666,142
		97,709,649
Real Estate Investment Trusts - 0.5%
Champion (REIT)	15,000,000	6,694,183
Real Estate Management & Development - 5.2%
CSI Properties Ltd.	144,620,000	5,036,425
Great Eagle Holdings Ltd.	2,150,000	7,653,811
Greenland Hong Kong Holdings Ltd.	15,000,000	10,602,347
Greentown China Holdings Ltd.	4,400,000	8,546,885
Hopson Development Holdings Ltd. (a)	14,240,000	17,503,831
Lifestyle Property Development Ltd.	197,675	40,030
Shimao Property Holdings Ltd.	3,908,500	9,840,567
Sun Hung Kai Properties Ltd.	1,282,000	16,800,103
		76,023,999
TOTAL FINANCIALS		320,468,014
HEALTH CARE - 3.1%
Health Care Equipment & Supplies - 0.4%
Pacific Hospital Supply Co. Ltd.	1,300,000	4,836,079
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 2.7%
China Pharmaceutical Group Ltd.	30,500,000	$ 19,001,032
Lee's Pharmaceutical Holdings Ltd.	8,290,000	7,688,005
Tong Ren Tang Technologies Co. Ltd. (H Shares) (d)	4,351,000	13,188,250
		39,877,287
TOTAL HEALTH CARE		44,713,366
INDUSTRIALS - 7.6%
Commercial Services & Supplies - 0.6%
Cleanaway Co. Ltd.	1,409,000	8,807,746
Construction & Engineering - 1.2%
China State Construction International Holdings Ltd.	10,482,000	17,657,026
Machinery - 0.7%
Cimc Enric Holdings Ltd.	7,400,000	10,422,804
Marine - 1.7%
China Shipping Development Co. Ltd. (H Shares) (a)	31,444,000	17,804,612
Orient Overseas International Ltd.	1,506,500	7,782,191
		25,586,803
Road & Rail - 0.1%
PT Express Transindo Utama Tbk	10,253,000	1,364,331
Trading Companies & Distributors - 2.8%
Shanghai Waigaoqiao Free Trade Zone Development Co. Ltd. (B Shares)	1,762,725	3,587,145
Summit Ascent Holdings Ltd. (a)	24,986,000	37,255,019
		40,842,164
Transportation Infrastructure - 0.5%
Airports of Thailand PCL (For. Reg.)	1,041,000	7,090,506
TOTAL INDUSTRIALS		111,771,380
INFORMATION TECHNOLOGY - 24.8%
Communications Equipment - 0.9%
KMC Kuei Meng International, Inc.	3,075,000	13,580,771
Computers & Peripherals - 3.1%
Advantech Co. Ltd.	2,854,000	18,276,847
Lenovo Group Ltd.	18,902,000	20,235,599
LITE-ON Technology Corp.	4,144,537	7,237,275
		45,749,721
Electronic Equipment & Components - 0.2%
Tong Hsing Electronics Industries Ltd.	666,000	3,518,362
Internet Software & Services - 10.7%
58.com, Inc. ADR	7,300	176,076

	Shares	Value
NHN Corp.	30,000	$ 16,875,841
Sohu.com, Inc. (a)(d)	325,000	21,762,000
Tencent Holdings Ltd.	1,827,200	99,738,299
Yahoo!, Inc. (a)	300,000	9,879,000
Youku Tudou, Inc. ADR (a)(d)	300,000	8,172,000
		156,603,216
Semiconductors & Semiconductor Equipment - 9.3%
Chipbond Technology Corp.	6,011,000	12,130,233
GCL-Poly Energy Holdings Ltd. (a)	26,000,000	7,981,427
Inotera Memories, Inc. (a)	16,657,000	10,723,633
MediaTek, Inc.	816,000	11,144,284
Novatek Microelectronics Corp.	2,674,000	10,583,353
Taiwan Semiconductor Manufacturing Co. Ltd.	22,911,796	84,283,698
		136,846,628
Software - 0.6%
Forgame Holdings Ltd.	1,086,700	8,970,566
TOTAL INFORMATION TECHNOLOGY		365,269,264
MATERIALS - 3.9%
Chemicals - 0.5%
Taiwan Fertilizer Co. Ltd.	3,015,000	7,170,036
Construction Materials - 1.9%
Anhui Conch Cement Co. Ltd. (H Shares)	6,898,000	24,066,929
Asia Cement (China) Holdings Corp.	6,409,500	3,505,260
		27,572,189
Containers & Packaging - 0.8%
Greatview Aseptic Pack Co. Ltd.	19,157,000	12,058,063
Paper & Forest Products - 0.7%
Lee & Man Paper Manufacturing Ltd.	15,012,000	10,765,732
TOTAL MATERIALS		57,566,020
TELECOMMUNICATION SERVICES - 1.6%
Wireless Telecommunication Services - 1.6%
SoftBank Corp.	316,000	23,598,535
UTILITIES - 3.0%
Electric Utilities - 0.7%
Power Assets Holdings Ltd.	1,173,500	9,777,905
Independent Power Producers & Energy Traders - 2.3%
Beijing Jingneng Clean Energy Co. Ltd. (H Shares)	27,500,000	11,421,385
China Longyuan Power Grid Corp. Ltd. (H Shares)	8,487,000	9,753,537
Huadian Fuxin Energy Corp. Ltd.	43,672,000	13,462,670
		34,637,592
TOTAL UTILITIES		44,415,497
TOTAL COMMON STOCKS (Cost $1,030,690,335)		1,402,522,749
Money Market Funds - 6.6%
	Shares	Value
Fidelity Cash Central Fund, 0.09% (b)	62,559,358	$ 62,559,358
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	33,705,375	33,705,375
TOTAL MONEY MARKET FUNDS (Cost $96,264,733)		96,264,733
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $1,126,955,068)		1,498,787,482
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(27,714,773)
NET ASSETS - 100%		$ 1,471,072,709
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 52,688
Fidelity Securities Lending Cash Central Fund	104,014
Total	$ 156,702
Other Information

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 378,589,712	$ 371,612,335	$ 6,977,377	$ -
Consumer Staples	8,796,595	8,796,595	-	-
Energy	47,334,366	47,334,366	-	-
Financials	320,468,014	313,409,190	7,058,824	-
Health Care	44,713,366	44,713,366	-	-
Industrials	111,771,380	111,771,380	-	-
Information Technology	365,269,264	280,985,566	84,283,698	-
Materials	57,566,020	57,566,020	-	-
Telecommunication Services	23,598,535	-	23,598,535	-
Utilities	44,415,497	44,415,497	-	-
Money Market Funds	96,264,733	96,264,733	-	-
Total Investments in Securities:	$ 1,498,787,482	$ 1,376,869,048	$ 121,918,434	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity China Region Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $32,990,653) - See accompanying schedule: Unaffiliated issuers (cost $1,030,690,335)	$ 1,402,522,749
Fidelity Central Funds (cost $96,264,733)	96,264,733
Total Investments (cost $1,126,955,068)		$ 1,498,787,482
Foreign currency held at value (cost $642,377)		642,196
Receivable for investments sold		7,139,250
Receivable for fund shares sold		1,079,646
Dividends receivable		145,217
Distributions receivable from Fidelity Central Funds		18,788
Prepaid expenses		4,105
Other receivables		202,494
Total assets		1,508,019,178

Liabilities
Payable for investments purchased	$ 124,100
Payable for fund shares redeemed	1,709,290
Accrued management fee	854,776
Distribution and service plan fees payable	13,438
Other affiliated payables	298,538
Other payables and accrued expenses	240,952
Collateral on securities loaned, at value	33,705,375
Total liabilities		36,946,469

Net Assets		$ 1,471,072,709
Net Assets consist of:
Paid in capital		$ 953,599,430
Undistributed net investment income		15,463,609
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		130,182,313
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		371,827,357
Net Assets		$ 1,471,072,709

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($20,622,669 ÷ 579,951 shares)	$ 35.56

Maximum offering price per share (100/94.25 of $35.56)	$ 37.73
Class T: Net Asset Value and redemption price per share ($5,964,876 ÷ 168,514 shares)	$ 35.40

Maximum offering price per share (100/96.50 of $35.40)	$ 36.68
Class B: Net Asset Value and offering price per share ($1,494,199 ÷ 42,544 shares)A	$ 35.12

Class C: Net Asset Value and offering price per share ($6,956,980 ÷ 198,810 shares)A	$ 34.99

China Region: Net Asset Value, offering price and redemption price per share ($1,425,828,353 ÷ 39,795,030 shares)	$ 35.83

Institutional Class: Net Asset Value, offering price and redemption price per share ($10,205,632 ÷ 285,481 shares)	$ 35.75

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 34,175,261
Interest		33
Income from Fidelity Central Funds		156,702
Income before foreign taxes withheld		34,331,996
Less foreign taxes withheld		(2,083,075)
Total income		32,248,921

Expenses
Management fee	$ 10,087,253
Transfer agent fees	3,112,421
Distribution and service plan fees	144,087
Accounting and security lending fees	647,972
Custodian fees and expenses	548,229
Independent trustees' compensation	8,224
Registration fees	103,330
Audit	73,742
Legal	3,695
Interest	515
Miscellaneous	11,843
Total expenses before reductions	14,741,311
Expense reductions	(531,119)	14,210,192
Net investment income (loss)		18,038,729
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	182,788,330
Foreign currency transactions	(157,631)
Total net realized gain (loss)		182,630,699
Change in net unrealized appreciation (depreciation) on: Investment securities	120,644,687
Assets and liabilities in foreign currencies	(5,059)
Total change in net unrealized appreciation (depreciation)		120,639,628
Net gain (loss)		303,270,327
Net increase (decrease) in net assets resulting from operations		$ 321,309,056

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 18,038,729	$ 22,782,166
Net realized gain (loss)	182,630,699	(16,515,956)
Change in net unrealized appreciation (depreciation)	120,639,628	76,673,702
Net increase (decrease) in net assets resulting from operations	321,309,056	82,939,912
Distributions to shareholders from net investment income	(19,616,401)	(15,687,379)
Distributions to shareholders from net realized gain	-	(18,721,345)
Total distributions	(19,616,401)	(34,408,724)
Share transactions - net increase (decrease)	(122,395,498)	(301,570,428)
Redemption fees	393,175	184,146
Total increase (decrease) in net assets	179,690,332	(252,855,094)

Net Assets
Beginning of period	1,291,382,377	1,544,237,471
End of period (including undistributed net investment income of $15,463,609 and undistributed net investment income of $19,540,796, respectively)	$ 1,471,072,709	$ 1,291,382,377

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 28.53	$ 27.28	$ 31.61	$ 26.47	$ 16.67
Income from Investment Operations
Net investment income (loss) C	.30	.36	.33	.25	.30
Net realized and unrealized gain (loss)	7.06	1.42	(4.33)	5.15	9.63
Total from investment operations	7.36	1.78	(4.00)	5.40	9.93
Distributions from net investment income	(.34)	(.19)	(.31)	(.20)	(.16)
Distributions from net realized gain	-	(.34)	(.03)	(.07)	-
Total distributions	(.34)	(.53)	(.34)	(.27)	(.16)
Redemption fees added to paid in capital C	.01	- G	.01	.01	.03
Net asset value, end of period	$ 35.56	$ 28.53	$ 27.28	$ 31.61	$ 26.47
Total Return A, B	26.07%	6.70%	(12.79)%	20.54%	60.41%
Ratios to Average Net Assets D, F
Expenses before reductions	1.35%	1.36%	1.37%	1.38%	1.39%
Expenses net of fee waivers, if any	1.35%	1.36%	1.37%	1.38%	1.39%
Expenses net of all reductions	1.31%	1.29%	1.31%	1.31%	1.31%
Net investment income (loss)	.94%	1.35%	1.07%	.91%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,623	$ 13,539	$ 14,808	$ 16,047	$ 11,842
Portfolio turnover rate E	92%	107%	87%	57%	88%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GAmount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 28.40	$ 27.13	$ 31.48	$ 26.40	$ 16.65
Income from Investment Operations
Net investment income (loss) C	.21	.29	.25	.18	.23
Net realized and unrealized gain (loss)	7.04	1.40	(4.32)	5.13	9.64
Total from investment operations	7.25	1.69	(4.07)	5.31	9.87
Distributions from net investment income	(.26)	(.08)	(.27)	(.18)	(.14)
Distributions from net realized gain	-	(.34)	(.03)	(.07)	-
Total distributions	(.26)	(.42)	(.29) H	(.24) I	(.14)
Redemption fees added to paid in capital C	.01	- G	.01	.01	.02
Net asset value, end of period	$ 35.40	$ 28.40	$ 27.13	$ 31.48	$ 26.40
Total Return A, B	25.74%	6.38%	(13.04)%	20.27%	59.92%
Ratios to Average Net Assets D, F
Expenses before reductions	1.64%	1.64%	1.63%	1.64%	1.66%
Expenses net of fee waivers, if any	1.64%	1.64%	1.63%	1.64%	1.66%
Expenses net of all reductions	1.60%	1.57%	1.57%	1.58%	1.58%
Net investment income (loss)	.65%	1.06%	.81%	.64%	1.00%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,965	$ 4,349	$ 5,281	$ 6,070	$ 3,139
Portfolio turnover rate E	92%	107%	87%	57%	88%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GAmount represents less than $.01 per share. HTotal distributions of $.29 per share is comprised of distributions from net investment income of $.268 and distributions from net realized gain of $.025 per share. ITotal distributions of $.24 per share is comprised of distributions from net investment income of $.177 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 28.16	$ 26.94	$ 31.23	$ 26.28	$ 16.61
Income from Investment Operations
Net investment income (loss) C	.06	.16	.10	.04	.12
Net realized and unrealized gain (loss)	6.99	1.40	(4.29)	5.09	9.63
Total from investment operations	7.05	1.56	(4.19)	5.13	9.75
Distributions from net investment income	(.10)	-	(.08)	(.12)	(.10)
Distributions from net realized gain	-	(.34)	(.03)	(.07)	-
Total distributions	(.10)	(.34)	(.11)	(.19)	(.10)
Redemption fees added to paid in capital C	.01	- G	.01	.01	.02
Net asset value, end of period	$ 35.12	$ 28.16	$ 26.94	$ 31.23	$ 26.28
Total Return A, B	25.12%	5.90%	(13.45)%	19.63%	59.16%
Ratios to Average Net Assets D, F
Expenses before reductions	2.10%	2.11%	2.12%	2.14%	2.15%
Expenses net of fee waivers, if any	2.10%	2.11%	2.12%	2.14%	2.15%
Expenses net of all reductions	2.07%	2.04%	2.06%	2.08%	2.06%
Net investment income (loss)	.19%	.59%	.32%	.14%	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,494	$ 1,533	$ 1,801	$ 2,496	$ 1,915
Portfolio turnover rate E	92%	107%	87%	57%	88%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GAmount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 28.07	$ 26.86	$ 31.19	$ 26.25	$ 16.61
Income from Investment Operations
Net investment income (loss) C	.06	.16	.10	.04	.12
Net realized and unrealized gain (loss)	6.97	1.39	(4.28)	5.09	9.62
Total from investment operations	7.03	1.55	(4.18)	5.13	9.74
Distributions from net investment income	(.12)	-	(.13)	(.13)	(.12)
Distributions from net realized gain	-	(.34)	(.03)	(.07)	-
Total distributions	(.12)	(.34)	(.16)	(.20)	(.12)
Redemption fees added to paid in capital C	.01	- G	.01	.01	.02
Net asset value, end of period	$ 34.99	$ 28.07	$ 26.86	$ 31.19	$ 26.25
Total Return A, B	25.14%	5.88%	(13.46)%	19.66%	59.18%
Ratios to Average Net Assets D, F
Expenses before reductions	2.10%	2.11%	2.12%	2.14%	2.15%
Expenses net of fee waivers, if any	2.10%	2.11%	2.12%	2.14%	2.15%
Expenses net of all reductions	2.07%	2.04%	2.06%	2.07%	2.07%
Net investment income (loss)	.19%	.59%	.32%	.15%	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,957	$ 4,515	$ 5,230	$ 5,938	$ 3,806
Portfolio turnover rate E	92%	107%	87%	57%	88%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - China Region

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 28.73	$ 27.49	$ 31.81	$ 26.55	$ 16.69
Income from Investment Operations
Net investment income (loss) B	.41	.45	.44	.34	.33
Net realized and unrealized gain (loss)	7.11	1.42	(4.37)	5.18	9.68
Total from investment operations	7.52	1.87	(3.93)	5.52	10.01
Distributions from net investment income	(.43)	(.29)	(.38)	(.21)	(.17)
Distributions from net realized gain	-	(.34)	(.03)	(.07)	-
Total distributions	(.43)	(.63)	(.40) G	(.27) H	(.17)
Redemption fees added to paid in capital B	.01	- F	.01	.01	.02
Net asset value, end of period	$ 35.83	$ 28.73	$ 27.49	$ 31.81	$ 26.55
Total Return A	26.51%	7.01%	(12.52)%	20.97%	60.77%
Ratios to Average Net Assets C, E
Expenses before reductions	1.02%	1.04%	1.04%	1.06%	1.12%
Expenses net of fee waivers, if any	1.02%	1.04%	1.04%	1.06%	1.12%
Expenses net of all reductions	.98%	.98%	.98%	1.00%	1.03%
Net investment income (loss)	1.27%	1.66%	1.40%	1.22%	1.54%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,425,828	$ 1,265,488	$ 1,515,084	$ 2,130,070	$ 2,138,141
Portfolio turnover rate D	92%	107%	87%	57%	88%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. FAmount represents less than $.01 per share. GTotal distributions of $.40 per share is comprised of distributions from net investment income of $.376 and distributions from net realized gain of $.025 per share. HTotal distributions of $.27 per share is comprised of distributions from net investment income of $.209 and distributions from net realized gain of $.065 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 28.68	$ 27.46	$ 31.79	$ 26.55	$ 16.70
Income from Investment Operations
Net investment income (loss) B	.42	.45	.43	.33	.37
Net realized and unrealized gain (loss)	7.10	1.42	(4.37)	5.18	9.64
Total from investment operations	7.52	1.87	(3.94)	5.51	10.01
Distributions from net investment income	(.46)	(.31)	(.37)	(.22)	(.18)
Distributions from net realized gain	-	(.34)	(.03)	(.07)	-
Total distributions	(.46)	(.65)	(.40)	(.28) G	(.18)
Redemption fees added to paid in capital B	.01	- F	.01	.01	.02
Net asset value, end of period	$ 35.75	$ 28.68	$ 27.46	$ 31.79	$ 26.55
Total Return A	26.58%	7.02%	(12.56)%	20.92%	60.78%
Ratios to Average Net Assets C, E
Expenses before reductions	.97%	1.04%	1.06%	1.11%	1.08%
Expenses net of fee waivers, if any	.97%	1.04%	1.06%	1.11%	1.08%
Expenses net of all reductions	.93%	.98%	1.01%	1.04%	1.00%
Net investment income (loss)	1.32%	1.66%	1.38%	1.18%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,206	$ 1,958	$ 2,034	$ 1,904	$ 1,684
Portfolio turnover rate D	92%	107%	87%	57%	88%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. FAmount represents less than $.01 per share. GTotal distributions of $.28 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, China Region and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 393,506,024
Gross unrealized depreciation	(27,550,991)
Net unrealized appreciation (depreciation) on securities and other investments	$ 365,955,033

Tax Cost	$ 1,132,832,449

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 31,209,233
Undistributed long-term capital gain	$ 120,314,075
Net unrealized appreciation (depreciation)	$ 365,949,974

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012

Ordinary Income	$ 19,616,401	$ 15,687,379
Long-term Capital Gains	-	18,721,345
Total	$ 19,616,401	$ 34,408,724

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,273,312,174 and $1,463,403,074, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 41,731	$ 701
Class T	.25%	.25%	26,168	64
Class B	.75%	.25%	15,256	11,538
Class C	.75%	.25%	60,932	17,612
			$ 144,087	$ 29,915

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 23,503
Class T	4,468
Class B*	4,857
Class C*	2,325
$ 35,153

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 49,843.30
Class T	17,685.34
Class B	4,586.30
Class C	18,274.30
China Region	3,014,566.22
Institutional Class	7,467.17
	$ 3,112,421

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,982 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,690,333.36%		$ 515

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,108 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $104,014. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $505,020 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $26,099.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 161,788	$ 100,983
Class T	40,503	14,853
Class B	4,993	-
Class C	18,782	-
China Region	19,344,002	15,549,167
Institutional Class	46,333	22,376
Total	$ 19,616,401	$ 15,687,379
From net realized gain
Class A	$ -	$ 182,091
Class T	-	60,664
Class B	-	21,876
Class C	-	65,490
China Region	-	18,366,435
Institutional Class	-	24,789
Total	$ -	$ 18,721,345

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	284,743	128,967	$ 9,232,019	$ 3,497,936
Reinvestment of distributions	5,112	10,227	151,768	266,217
Shares redeemed	(184,522)	(207,420)	(5,803,916)	(5,547,035)
Net increase (decrease)	105,333	(68,226)	$ 3,579,871	$ (1,782,882)
Class T
Shares sold	70,191	40,215	$ 2,215,632	$ 1,078,486
Reinvestment of distributions	1,321	2,834	39,167	73,623
Shares redeemed	(56,116)	(84,588)	(1,759,294)	(2,252,505)
Net increase (decrease)	15,396	(41,539)	$ 495,505	$ (1,100,396)
Class B
Shares sold	6,343	4,773	$ 197,892	$ 131,481
Reinvestment of distributions	151	760	4,455	19,651
Shares redeemed	(18,382)	(17,966)	(569,584)	(477,343)
Net increase (decrease)	(11,888)	(12,433)	$ (367,237)	$ (326,211)
Class C
Shares sold	120,235	39,150	$ 3,792,024	$ 1,051,097
Reinvestment of distributions	573	2,380	16,859	61,380
Shares redeemed	(82,838)	(75,401)	(2,577,162)	(1,981,464)
Net increase (decrease)	37,970	(33,871)	$ 1,231,721	$ (868,987)
China Region
Shares sold	11,534,725	5,981,804	$ 362,586,439	$ 163,640,090
Reinvestment of distributions	622,145	1,245,751	18,558,580	32,563,934
Shares redeemed	(16,406,195)	(18,300,659)	(515,921,780)	(493,563,874)
Net increase (decrease)	(4,249,325)	(11,073,104)	$ (134,776,761)	$ (297,359,850)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Institutional Class
Shares sold	333,624	33,539	$ 11,106,364	$ 913,352
Reinvestment of distributions	1,452	1,708	43,199	44,574
Shares redeemed	(117,838)	(41,079)	(3,708,160)	(1,090,028)
Net increase (decrease)	217,238	(5,832)	$ 7,441,403	$ (132,102)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity China Region Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity China Region Fund (a fund of Fidelity Investment Trust) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity China Region Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor China Region Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/09/13	12/06/13	$0.301	$3.306

Class T	12/09/13	12/06/13	$0.193	$3.306

Class B	12/09/13	12/06/13	$0.000	$3.286

Class C	12/09/13	12/06/13	$0.081	$3.306

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2013, $120,314,075, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 63%; Class T designates 78%; Class B designates 100%; and Class C designates 100%; of the dividends distributed in during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/10/2012	$0.405	$0.0650

Class T	12/10/2012	$0.324	$0.0650

Class B	12/10/2012	$0.160	$0.0650

Class C	12/10/2012	$0.180	$0.0650

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity China Region Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in October 2011.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group comparison is not shown below.

Annual Report

Fidelity China Region Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity China Region Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.,
Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

AHKC-UANN-1213
1.861458.105

Fidelity Advisor®

China Region Fund -

Institutional Class

Annual Report

October 31, 2013

Institutional Class is a class of
Fidelity® China Region Fund

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2013	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	26.58%	18.16%	12.04%

A The initial offering of Institutional Class shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® China Region Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® China Region Fund - Institutional Class on October 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Golden Dragon Index performed over the same period. See footnote A above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: On balance, global equity markets remained upbeat for the 12-month period ending October 31, 2013. The MSCI® ACWI® (All Country World Index) Index gained 23.75% for the period, amid investor preference for higher-risk assets. The period was not without turbulence, however. In the spring and summer, central banks worldwide, especially in the U.S. and China, made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvements around the globe and generally low valuations, underpinned the broad rally in equities. Europe (+32%) shone brightly, with most markets in the region - large and small - registering solid, index-beating gains. Another bright spot was Japan, which, despite a struggling yen and taking a second-half breather, posted a 34% result for the full year. The U.S. - by far the index's biggest constituent - also outperformed the global market with a roughly 28% advance. Meanwhile, Asia-Pacific ex Japan (+14%) lagged, hurt in part by a slowdown in Australia's mining industry as well as currency headwinds. Foreign-exchange and commodity weakness also curbed results in resource-heavy Canada and emerging markets (EM), both of which were up 7%. Country-level EM performance diverged meaningfully for the period, as evidenced by performance in Brazil (-1%), Russia (+12%), India (+1%) and China (+8%).

Comments from Robert Bao, Portfolio Manager of Fidelity Advisor® China Region Fund: For the year, the fund's Institutional Class shares returned 26.58%, roughly doubling the 13.27% gain of the MSCI® Golden Dragon Index. Consumer discretionary was a sector in which I significantly increased the fund's weighting during the period. Versus the index, this sector bolstered our results the most by a wide margin and accounted for the fund's three largest relative contributors. The top relative contributor was China-based automaker Chongqing Changan Automobile, a non-index position I added to the fund during the period. The company's joint venture with U.S.-based Ford Motor continued to move in the right direction. Other notable contributors were Taiwan-headquartered ECLAT Textile and Chinese Internet travel portal Ctrip.com International, the latter of which was not in the index and benefited from the surging popularity of online travel reservations in China. On the negative side, financials was the most noteworthy detractor, with stock picking in banks particularly problematic. At the stock level, the largest relative detractor was Spreadtrum Communications, a non-index semiconductor company located in China. The firm was pressured early in the period by greater competition, and with its growth prospects apparently deteriorating, I sold it in January. Also detracting was Chinese property developer Greenland Hong Kong Holdings, which changed its name from SPG Land in August 2013. This non-index stock faltered in part because of a delay in an expected capital injection from its parent company.

Note to shareholders: Fidelity Advisor China Region Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese market. As of October 31, 2013, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity China Region Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2013 to October 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period* May 1, 2013 to October 31, 2013
Class A	1.34%
Actual		$ 1,000.00	$ 1,106.80	$ 7.12
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.82
Class T	1.64%
Actual		$ 1,000.00	$ 1,105.20	$ 8.70
HypotheticalA		$ 1,000.00	$ 1,016.94	$ 8.34
Class B	2.09%
Actual		$ 1,000.00	$ 1,102.70	$ 11.08
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
Class C	2.09%
Actual		$ 1,000.00	$ 1,102.40	$ 11.08
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
China Region	1.01%
Actual		$ 1,000.00	$ 1,108.60	$ 5.37
HypotheticalA		$ 1,000.00	$ 1,020.11	$ 5.14
Institutional Class	.95%
Actual		$ 1,000.00	$ 1,108.90	$ 5.05
HypotheticalA		$ 1,000.00	$ 1,020.42	$ 4.84

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity China Region Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2013
Cayman Islands	24.1%
China	20.9%
Hong Kong	16.7%
Taiwan	14.8%
Bermuda	10.6%
United States of America*	6.9%
Japan	2.1%
Korea (South)	1.7%
Italy	1.5%
Other	0.7%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2013
Hong Kong	24.3%
China	23.8%
Cayman Islands	20.9%
Taiwan	19.2%
Bermuda	6.8%
Korea (South)	1.3%
United States of America*	1.2%
Italy	1.0%
Thailand	0.6%
Other	0.9%

* Includes Short-Term Investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.3	99.3
Short-Term Investments and Net Other Assets (Liabilities)	4.7	0.7
Top Ten Stocks as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Tencent Holdings Ltd. (Internet Software & Services)	6.8	4.4
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	5.7	5.7
AIA Group Ltd. (Insurance)	5.1	4.8
Industrial & Commercial Bank of China Ltd. (H Shares) (Commercial Banks)	3.7	4.0
China Construction Bank Corp. (H Shares) (Commercial Banks)	3.7	3.9
Chongqing Changan Automobile Co. Ltd. (B Shares) (Automobiles)	3.0	2.3
Summit Ascent Holdings Ltd. (Trading Companies & Distributors)	2.5	0.0
Sinopec Kantons Holdings Ltd. (Oil, Gas & Consumable Fuels)	2.3	1.4
Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)	1.7	1.3
Brilliance China Automotive Holdings Ltd. (Automobiles)	1.7	0.5
	36.2
Market Sectors as of October 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	25.7	21.7
Information Technology	24.8	21.5
Financials	21.8	32.1
Industrials	7.6	7.3
Materials	3.9	5.2
Energy	3.2	3.0
Health Care	3.1	2.1
Utilities	3.0	3.9
Telecommunication Services	1.6	2.1
Consumer Staples	0.6	0.4

Annual Report

Fidelity China Region Fund

Investments October 31, 2013

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value
CONSUMER DISCRETIONARY - 25.7%
Automobiles - 7.2%
Brilliance China Automotive Holdings Ltd.	14,164,000	$ 24,772,841
Chongqing Changan Automobile Co. Ltd. (B Shares)	24,223,686	44,679,312
Geely Automobile Holdings Ltd.	25,170,000	12,693,757
Great Wall Motor Co. Ltd. (H Shares)	1,600,000	9,400,232
Guangzhou Automobile Group Co. Ltd. (H Shares)	12,000,000	14,239,649
		105,785,791
Hotels, Restaurants & Leisure - 6.9%
Galaxy Entertainment Group Ltd. (a)	3,451,000	25,750,077
Hotel Shilla Co.	132,714	8,565,982
Melco International Development Ltd.	7,009,000	22,013,304
Melco Crown Entertainment Ltd. sponsored ADR (a)	403,400	13,376,744
Sands China Ltd.	3,241,800	23,039,234
Shangri-La Asia Ltd.	5,000,000	9,157,745
		101,903,086
Household Durables - 1.3%
Techtronic Industries Co. Ltd.	7,728,000	19,437,121
Internet & Catalog Retail - 1.0%
Ctrip.com International Ltd. sponsored ADR (a)	260,916	14,154,693
Leisure Equipment & Products - 1.2%
Goodbaby International Holdings Ltd.	16,000,000	7,904,037
Merida Industry Co. Ltd.	1,309,450	9,920,413
		17,824,450
Media - 1.4%
ChinaVision Media Group Ltd. (a)	110,780,000	6,787,115
Fuji Media Holdings, Inc.	350,000	6,977,377
SinoMedia Holding Ltd.	8,000,000	7,450,019
		21,214,511
Multiline Retail - 1.6%
Lifestyle International Holdings Ltd.	3,953,500	8,617,845
Springland International Holdings Ltd.	25,897,000	14,196,085
		22,813,930
Specialty Retail - 2.0%
Baoxin Auto Group Ltd. (d)	21,494,000	22,151,046
Oriental Watch Holdings Ltd.	23,466,000	7,506,214
		29,657,260
Textiles, Apparel & Luxury Goods - 3.1%
ECLAT Textile Co. Ltd.	1,486,140	16,333,151
Prada SpA	2,299,200	22,419,647
Shenzhou International Group Holdings Ltd.	2,046,000	7,046,072
		45,798,870
TOTAL CONSUMER DISCRETIONARY		378,589,712

	Shares	Value
CONSUMER STAPLES - 0.6%
Food Products - 0.6%
China Mengniu Dairy Co. Ltd.	2,000,000	$ 8,796,595
ENERGY - 3.2%
Energy Equipment & Services - 0.9%
China Oilfield Services Ltd. (H Shares)	3,520,000	9,852,186
Hilong Holding Ltd.	5,400,000	3,593,964
		13,446,150
Oil, Gas & Consumable Fuels - 2.3%
Sinopec Kantons Holdings Ltd. (d)	37,162,000	33,888,216
TOTAL ENERGY		47,334,366
FINANCIALS - 21.8%
Capital Markets - 0.1%
SAIC Motor Corp. Ltd. Class A (UBS Warrant Programme) warrants 9/16/14 (a)	798,200	1,878,118
Commercial Banks - 9.4%
BOC Hong Kong (Holdings) Ltd.	7,402,000	24,154,598
China Construction Bank Corp. (H Shares)	69,778,000	54,180,776
Industrial & Commercial Bank of China Ltd. (H Shares)	78,024,000	54,645,985
SAIC Motor Corp. Ltd. Class A (BNP Paribas Warrant Program) warrants 8/5/15 (a)	2,201,800	5,180,706
		138,162,065
Insurance - 6.6%
AIA Group Ltd.	14,982,600	76,043,507
China Pacific Insurance Group Co. Ltd. (H Shares)	5,999,200	21,666,142
		97,709,649
Real Estate Investment Trusts - 0.5%
Champion (REIT)	15,000,000	6,694,183
Real Estate Management & Development - 5.2%
CSI Properties Ltd.	144,620,000	5,036,425
Great Eagle Holdings Ltd.	2,150,000	7,653,811
Greenland Hong Kong Holdings Ltd.	15,000,000	10,602,347
Greentown China Holdings Ltd.	4,400,000	8,546,885
Hopson Development Holdings Ltd. (a)	14,240,000	17,503,831
Lifestyle Property Development Ltd.	197,675	40,030
Shimao Property Holdings Ltd.	3,908,500	9,840,567
Sun Hung Kai Properties Ltd.	1,282,000	16,800,103
		76,023,999
TOTAL FINANCIALS		320,468,014
HEALTH CARE - 3.1%
Health Care Equipment & Supplies - 0.4%
Pacific Hospital Supply Co. Ltd.	1,300,000	4,836,079
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - 2.7%
China Pharmaceutical Group Ltd.	30,500,000	$ 19,001,032
Lee's Pharmaceutical Holdings Ltd.	8,290,000	7,688,005
Tong Ren Tang Technologies Co. Ltd. (H Shares) (d)	4,351,000	13,188,250
		39,877,287
TOTAL HEALTH CARE		44,713,366
INDUSTRIALS - 7.6%
Commercial Services & Supplies - 0.6%
Cleanaway Co. Ltd.	1,409,000	8,807,746
Construction & Engineering - 1.2%
China State Construction International Holdings Ltd.	10,482,000	17,657,026
Machinery - 0.7%
Cimc Enric Holdings Ltd.	7,400,000	10,422,804
Marine - 1.7%
China Shipping Development Co. Ltd. (H Shares) (a)	31,444,000	17,804,612
Orient Overseas International Ltd.	1,506,500	7,782,191
		25,586,803
Road & Rail - 0.1%
PT Express Transindo Utama Tbk	10,253,000	1,364,331
Trading Companies & Distributors - 2.8%
Shanghai Waigaoqiao Free Trade Zone Development Co. Ltd. (B Shares)	1,762,725	3,587,145
Summit Ascent Holdings Ltd. (a)	24,986,000	37,255,019
		40,842,164
Transportation Infrastructure - 0.5%
Airports of Thailand PCL (For. Reg.)	1,041,000	7,090,506
TOTAL INDUSTRIALS		111,771,380
INFORMATION TECHNOLOGY - 24.8%
Communications Equipment - 0.9%
KMC Kuei Meng International, Inc.	3,075,000	13,580,771
Computers & Peripherals - 3.1%
Advantech Co. Ltd.	2,854,000	18,276,847
Lenovo Group Ltd.	18,902,000	20,235,599
LITE-ON Technology Corp.	4,144,537	7,237,275
		45,749,721
Electronic Equipment & Components - 0.2%
Tong Hsing Electronics Industries Ltd.	666,000	3,518,362
Internet Software & Services - 10.7%
58.com, Inc. ADR	7,300	176,076

	Shares	Value
NHN Corp.	30,000	$ 16,875,841
Sohu.com, Inc. (a)(d)	325,000	21,762,000
Tencent Holdings Ltd.	1,827,200	99,738,299
Yahoo!, Inc. (a)	300,000	9,879,000
Youku Tudou, Inc. ADR (a)(d)	300,000	8,172,000
		156,603,216
Semiconductors & Semiconductor Equipment - 9.3%
Chipbond Technology Corp.	6,011,000	12,130,233
GCL-Poly Energy Holdings Ltd. (a)	26,000,000	7,981,427
Inotera Memories, Inc. (a)	16,657,000	10,723,633
MediaTek, Inc.	816,000	11,144,284
Novatek Microelectronics Corp.	2,674,000	10,583,353
Taiwan Semiconductor Manufacturing Co. Ltd.	22,911,796	84,283,698
		136,846,628
Software - 0.6%
Forgame Holdings Ltd.	1,086,700	8,970,566
TOTAL INFORMATION TECHNOLOGY		365,269,264
MATERIALS - 3.9%
Chemicals - 0.5%
Taiwan Fertilizer Co. Ltd.	3,015,000	7,170,036
Construction Materials - 1.9%
Anhui Conch Cement Co. Ltd. (H Shares)	6,898,000	24,066,929
Asia Cement (China) Holdings Corp.	6,409,500	3,505,260
		27,572,189
Containers & Packaging - 0.8%
Greatview Aseptic Pack Co. Ltd.	19,157,000	12,058,063
Paper & Forest Products - 0.7%
Lee & Man Paper Manufacturing Ltd.	15,012,000	10,765,732
TOTAL MATERIALS		57,566,020
TELECOMMUNICATION SERVICES - 1.6%
Wireless Telecommunication Services - 1.6%
SoftBank Corp.	316,000	23,598,535
UTILITIES - 3.0%
Electric Utilities - 0.7%
Power Assets Holdings Ltd.	1,173,500	9,777,905
Independent Power Producers & Energy Traders - 2.3%
Beijing Jingneng Clean Energy Co. Ltd. (H Shares)	27,500,000	11,421,385
China Longyuan Power Grid Corp. Ltd. (H Shares)	8,487,000	9,753,537
Huadian Fuxin Energy Corp. Ltd.	43,672,000	13,462,670
		34,637,592
TOTAL UTILITIES		44,415,497
TOTAL COMMON STOCKS (Cost $1,030,690,335)		1,402,522,749
Money Market Funds - 6.6%
	Shares	Value
Fidelity Cash Central Fund, 0.09% (b)	62,559,358	$ 62,559,358
Fidelity Securities Lending Cash Central Fund, 0.09% (b)(c)	33,705,375	33,705,375
TOTAL MONEY MARKET FUNDS (Cost $96,264,733)		96,264,733
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $1,126,955,068)		1,498,787,482
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(27,714,773)
NET ASSETS - 100%		$ 1,471,072,709
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 52,688
Fidelity Securities Lending Cash Central Fund	104,014
Total	$ 156,702
Other Information

The following is a summary of the inputs used, as of October 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 378,589,712	$ 371,612,335	$ 6,977,377	$ -
Consumer Staples	8,796,595	8,796,595	-	-
Energy	47,334,366	47,334,366	-	-
Financials	320,468,014	313,409,190	7,058,824	-
Health Care	44,713,366	44,713,366	-	-
Industrials	111,771,380	111,771,380	-	-
Information Technology	365,269,264	280,985,566	84,283,698	-
Materials	57,566,020	57,566,020	-	-
Telecommunication Services	23,598,535	-	23,598,535	-
Utilities	44,415,497	44,415,497	-	-
Money Market Funds	96,264,733	96,264,733	-	-
Total Investments in Securities:	$ 1,498,787,482	$ 1,376,869,048	$ 121,918,434	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity China Region Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2013

Assets
Investment in securities, at value (including securities loaned of $32,990,653) - See accompanying schedule: Unaffiliated issuers (cost $1,030,690,335)	$ 1,402,522,749
Fidelity Central Funds (cost $96,264,733)	96,264,733
Total Investments (cost $1,126,955,068)		$ 1,498,787,482
Foreign currency held at value (cost $642,377)		642,196
Receivable for investments sold		7,139,250
Receivable for fund shares sold		1,079,646
Dividends receivable		145,217
Distributions receivable from Fidelity Central Funds		18,788
Prepaid expenses		4,105
Other receivables		202,494
Total assets		1,508,019,178

Liabilities
Payable for investments purchased	$ 124,100
Payable for fund shares redeemed	1,709,290
Accrued management fee	854,776
Distribution and service plan fees payable	13,438
Other affiliated payables	298,538
Other payables and accrued expenses	240,952
Collateral on securities loaned, at value	33,705,375
Total liabilities		36,946,469

Net Assets		$ 1,471,072,709
Net Assets consist of:
Paid in capital		$ 953,599,430
Undistributed net investment income		15,463,609
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		130,182,313
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		371,827,357
Net Assets		$ 1,471,072,709

Statement of Assets and Liabilities - continued

October 31, 2013

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($20,622,669 ÷ 579,951 shares)	$ 35.56

Maximum offering price per share (100/94.25 of $35.56)	$ 37.73
Class T: Net Asset Value and redemption price per share ($5,964,876 ÷ 168,514 shares)	$ 35.40

Maximum offering price per share (100/96.50 of $35.40)	$ 36.68
Class B: Net Asset Value and offering price per share ($1,494,199 ÷ 42,544 shares)A	$ 35.12

Class C: Net Asset Value and offering price per share ($6,956,980 ÷ 198,810 shares)A	$ 34.99

China Region: Net Asset Value, offering price and redemption price per share ($1,425,828,353 ÷ 39,795,030 shares)	$ 35.83

Institutional Class: Net Asset Value, offering price and redemption price per share ($10,205,632 ÷ 285,481 shares)	$ 35.75

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2013

Investment Income
Dividends		$ 34,175,261
Interest		33
Income from Fidelity Central Funds		156,702
Income before foreign taxes withheld		34,331,996
Less foreign taxes withheld		(2,083,075)
Total income		32,248,921

Expenses
Management fee	$ 10,087,253
Transfer agent fees	3,112,421
Distribution and service plan fees	144,087
Accounting and security lending fees	647,972
Custodian fees and expenses	548,229
Independent trustees' compensation	8,224
Registration fees	103,330
Audit	73,742
Legal	3,695
Interest	515
Miscellaneous	11,843
Total expenses before reductions	14,741,311
Expense reductions	(531,119)	14,210,192
Net investment income (loss)		18,038,729
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	182,788,330
Foreign currency transactions	(157,631)
Total net realized gain (loss)		182,630,699
Change in net unrealized appreciation (depreciation) on: Investment securities	120,644,687
Assets and liabilities in foreign currencies	(5,059)
Total change in net unrealized appreciation (depreciation)		120,639,628
Net gain (loss)		303,270,327
Net increase (decrease) in net assets resulting from operations		$ 321,309,056

Statement of Changes in Net Assets

	Year ended October 31, 2013	Year ended October 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 18,038,729	$ 22,782,166
Net realized gain (loss)	182,630,699	(16,515,956)
Change in net unrealized appreciation (depreciation)	120,639,628	76,673,702
Net increase (decrease) in net assets resulting from operations	321,309,056	82,939,912
Distributions to shareholders from net investment income	(19,616,401)	(15,687,379)
Distributions to shareholders from net realized gain	-	(18,721,345)
Total distributions	(19,616,401)	(34,408,724)
Share transactions - net increase (decrease)	(122,395,498)	(301,570,428)
Redemption fees	393,175	184,146
Total increase (decrease) in net assets	179,690,332	(252,855,094)

Net Assets
Beginning of period	1,291,382,377	1,544,237,471
End of period (including undistributed net investment income of $15,463,609 and undistributed net investment income of $19,540,796, respectively)	$ 1,471,072,709	$ 1,291,382,377

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 28.53	$ 27.28	$ 31.61	$ 26.47	$ 16.67
Income from Investment Operations
Net investment income (loss) C	.30	.36	.33	.25	.30
Net realized and unrealized gain (loss)	7.06	1.42	(4.33)	5.15	9.63
Total from investment operations	7.36	1.78	(4.00)	5.40	9.93
Distributions from net investment income	(.34)	(.19)	(.31)	(.20)	(.16)
Distributions from net realized gain	-	(.34)	(.03)	(.07)	-
Total distributions	(.34)	(.53)	(.34)	(.27)	(.16)
Redemption fees added to paid in capital C	.01	- G	.01	.01	.03
Net asset value, end of period	$ 35.56	$ 28.53	$ 27.28	$ 31.61	$ 26.47
Total Return A, B	26.07%	6.70%	(12.79)%	20.54%	60.41%
Ratios to Average Net Assets D, F
Expenses before reductions	1.35%	1.36%	1.37%	1.38%	1.39%
Expenses net of fee waivers, if any	1.35%	1.36%	1.37%	1.38%	1.39%
Expenses net of all reductions	1.31%	1.29%	1.31%	1.31%	1.31%
Net investment income (loss)	.94%	1.35%	1.07%	.91%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,623	$ 13,539	$ 14,808	$ 16,047	$ 11,842
Portfolio turnover rate E	92%	107%	87%	57%	88%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GAmount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 28.40	$ 27.13	$ 31.48	$ 26.40	$ 16.65
Income from Investment Operations
Net investment income (loss) C	.21	.29	.25	.18	.23
Net realized and unrealized gain (loss)	7.04	1.40	(4.32)	5.13	9.64
Total from investment operations	7.25	1.69	(4.07)	5.31	9.87
Distributions from net investment income	(.26)	(.08)	(.27)	(.18)	(.14)
Distributions from net realized gain	-	(.34)	(.03)	(.07)	-
Total distributions	(.26)	(.42)	(.29) H	(.24) I	(.14)
Redemption fees added to paid in capital C	.01	- G	.01	.01	.02
Net asset value, end of period	$ 35.40	$ 28.40	$ 27.13	$ 31.48	$ 26.40
Total Return A, B	25.74%	6.38%	(13.04)%	20.27%	59.92%
Ratios to Average Net Assets D, F
Expenses before reductions	1.64%	1.64%	1.63%	1.64%	1.66%
Expenses net of fee waivers, if any	1.64%	1.64%	1.63%	1.64%	1.66%
Expenses net of all reductions	1.60%	1.57%	1.57%	1.58%	1.58%
Net investment income (loss)	.65%	1.06%	.81%	.64%	1.00%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,965	$ 4,349	$ 5,281	$ 6,070	$ 3,139
Portfolio turnover rate E	92%	107%	87%	57%	88%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GAmount represents less than $.01 per share. HTotal distributions of $.29 per share is comprised of distributions from net investment income of $.268 and distributions from net realized gain of $.025 per share. ITotal distributions of $.24 per share is comprised of distributions from net investment income of $.177 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 28.16	$ 26.94	$ 31.23	$ 26.28	$ 16.61
Income from Investment Operations
Net investment income (loss) C	.06	.16	.10	.04	.12
Net realized and unrealized gain (loss)	6.99	1.40	(4.29)	5.09	9.63
Total from investment operations	7.05	1.56	(4.19)	5.13	9.75
Distributions from net investment income	(.10)	-	(.08)	(.12)	(.10)
Distributions from net realized gain	-	(.34)	(.03)	(.07)	-
Total distributions	(.10)	(.34)	(.11)	(.19)	(.10)
Redemption fees added to paid in capital C	.01	- G	.01	.01	.02
Net asset value, end of period	$ 35.12	$ 28.16	$ 26.94	$ 31.23	$ 26.28
Total Return A, B	25.12%	5.90%	(13.45)%	19.63%	59.16%
Ratios to Average Net Assets D, F
Expenses before reductions	2.10%	2.11%	2.12%	2.14%	2.15%
Expenses net of fee waivers, if any	2.10%	2.11%	2.12%	2.14%	2.15%
Expenses net of all reductions	2.07%	2.04%	2.06%	2.08%	2.06%
Net investment income (loss)	.19%	.59%	.32%	.14%	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,494	$ 1,533	$ 1,801	$ 2,496	$ 1,915
Portfolio turnover rate E	92%	107%	87%	57%	88%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GAmount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 28.07	$ 26.86	$ 31.19	$ 26.25	$ 16.61
Income from Investment Operations
Net investment income (loss) C	.06	.16	.10	.04	.12
Net realized and unrealized gain (loss)	6.97	1.39	(4.28)	5.09	9.62
Total from investment operations	7.03	1.55	(4.18)	5.13	9.74
Distributions from net investment income	(.12)	-	(.13)	(.13)	(.12)
Distributions from net realized gain	-	(.34)	(.03)	(.07)	-
Total distributions	(.12)	(.34)	(.16)	(.20)	(.12)
Redemption fees added to paid in capital C	.01	- G	.01	.01	.02
Net asset value, end of period	$ 34.99	$ 28.07	$ 26.86	$ 31.19	$ 26.25
Total Return A, B	25.14%	5.88%	(13.46)%	19.66%	59.18%
Ratios to Average Net Assets D, F
Expenses before reductions	2.10%	2.11%	2.12%	2.14%	2.15%
Expenses net of fee waivers, if any	2.10%	2.11%	2.12%	2.14%	2.15%
Expenses net of all reductions	2.07%	2.04%	2.06%	2.07%	2.07%
Net investment income (loss)	.19%	.59%	.32%	.15%	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,957	$ 4,515	$ 5,230	$ 5,938	$ 3,806
Portfolio turnover rate E	92%	107%	87%	57%	88%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BTotal returns do not include the effect of the contingent deferred sales charge. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. GAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.
Annual Report

Financial Highlights - China Region

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 28.73	$ 27.49	$ 31.81	$ 26.55	$ 16.69
Income from Investment Operations
Net investment income (loss) B	.41	.45	.44	.34	.33
Net realized and unrealized gain (loss)	7.11	1.42	(4.37)	5.18	9.68
Total from investment operations	7.52	1.87	(3.93)	5.52	10.01
Distributions from net investment income	(.43)	(.29)	(.38)	(.21)	(.17)
Distributions from net realized gain	-	(.34)	(.03)	(.07)	-
Total distributions	(.43)	(.63)	(.40) G	(.27) H	(.17)
Redemption fees added to paid in capital B	.01	- F	.01	.01	.02
Net asset value, end of period	$ 35.83	$ 28.73	$ 27.49	$ 31.81	$ 26.55
Total Return A	26.51%	7.01%	(12.52)%	20.97%	60.77%
Ratios to Average Net Assets C, E
Expenses before reductions	1.02%	1.04%	1.04%	1.06%	1.12%
Expenses net of fee waivers, if any	1.02%	1.04%	1.04%	1.06%	1.12%
Expenses net of all reductions	.98%	.98%	.98%	1.00%	1.03%
Net investment income (loss)	1.27%	1.66%	1.40%	1.22%	1.54%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,425,828	$ 1,265,488	$ 1,515,084	$ 2,130,070	$ 2,138,141
Portfolio turnover rate D	92%	107%	87%	57%	88%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. FAmount represents less than $.01 per share. GTotal distributions of $.40 per share is comprised of distributions from net investment income of $.376 and distributions from net realized gain of $.025 per share. HTotal distributions of $.27 per share is comprised of distributions from net investment income of $.209 and distributions from net realized gain of $.065 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 28.68	$ 27.46	$ 31.79	$ 26.55	$ 16.70
Income from Investment Operations
Net investment income (loss) B	.42	.45	.43	.33	.37
Net realized and unrealized gain (loss)	7.10	1.42	(4.37)	5.18	9.64
Total from investment operations	7.52	1.87	(3.94)	5.51	10.01
Distributions from net investment income	(.46)	(.31)	(.37)	(.22)	(.18)
Distributions from net realized gain	-	(.34)	(.03)	(.07)	-
Total distributions	(.46)	(.65)	(.40)	(.28) G	(.18)
Redemption fees added to paid in capital B	.01	- F	.01	.01	.02
Net asset value, end of period	$ 35.75	$ 28.68	$ 27.46	$ 31.79	$ 26.55
Total Return A	26.58%	7.02%	(12.56)%	20.92%	60.78%
Ratios to Average Net Assets C, E
Expenses before reductions	.97%	1.04%	1.06%	1.11%	1.08%
Expenses net of fee waivers, if any	.97%	1.04%	1.06%	1.11%	1.08%
Expenses net of all reductions	.93%	.98%	1.01%	1.04%	1.00%
Net investment income (loss)	1.32%	1.66%	1.38%	1.18%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,206	$ 1,958	$ 2,034	$ 1,904	$ 1,684
Portfolio turnover rate D	92%	107%	87%	57%	88%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. FAmount represents less than $.01 per share. GTotal distributions of $.28 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2013

1. Organization.

Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, China Region and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 393,506,024
Gross unrealized depreciation	(27,550,991)
Net unrealized appreciation (depreciation) on securities and other investments	$ 365,955,033

Tax Cost	$ 1,132,832,449

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 31,209,233
Undistributed long-term capital gain	$ 120,314,075
Net unrealized appreciation (depreciation)	$ 365,949,974

The tax character of distributions paid was as follows:

	October 31, 2013	October 31, 2012

Ordinary Income	$ 19,616,401	$ 15,687,379
Long-term Capital Gains	-	18,721,345
Total	$ 19,616,401	$ 34,408,724

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,273,312,174 and $1,463,403,074, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 41,731	$ 701
Class T	.25%	.25%	26,168	64
Class B	.75%	.25%	15,256	11,538
Class C	.75%	.25%	60,932	17,612
			$ 144,087	$ 29,915

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 23,503
Class T	4,468
Class B*	4,857
Class C*	2,325
$ 35,153

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 49,843.30
Class T	17,685.34
Class B	4,586.30
Class C	18,274.30
China Region	3,014,566.22
Institutional Class	7,467.17
	$ 3,112,421

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,982 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,690,333.36%		$ 515

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,108 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $104,014. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $505,020 for the period.

In addition, FMR reimbursed a portion of the Fund's operating expenses during the period in the amount of $26,099.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2013	2012
From net investment income
Class A	$ 161,788	$ 100,983
Class T	40,503	14,853
Class B	4,993	-
Class C	18,782	-
China Region	19,344,002	15,549,167
Institutional Class	46,333	22,376
Total	$ 19,616,401	$ 15,687,379
From net realized gain
Class A	$ -	$ 182,091
Class T	-	60,664
Class B	-	21,876
Class C	-	65,490
China Region	-	18,366,435
Institutional Class	-	24,789
Total	$ -	$ 18,721,345

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Class A
Shares sold	284,743	128,967	$ 9,232,019	$ 3,497,936
Reinvestment of distributions	5,112	10,227	151,768	266,217
Shares redeemed	(184,522)	(207,420)	(5,803,916)	(5,547,035)
Net increase (decrease)	105,333	(68,226)	$ 3,579,871	$ (1,782,882)
Class T
Shares sold	70,191	40,215	$ 2,215,632	$ 1,078,486
Reinvestment of distributions	1,321	2,834	39,167	73,623
Shares redeemed	(56,116)	(84,588)	(1,759,294)	(2,252,505)
Net increase (decrease)	15,396	(41,539)	$ 495,505	$ (1,100,396)
Class B
Shares sold	6,343	4,773	$ 197,892	$ 131,481
Reinvestment of distributions	151	760	4,455	19,651
Shares redeemed	(18,382)	(17,966)	(569,584)	(477,343)
Net increase (decrease)	(11,888)	(12,433)	$ (367,237)	$ (326,211)
Class C
Shares sold	120,235	39,150	$ 3,792,024	$ 1,051,097
Reinvestment of distributions	573	2,380	16,859	61,380
Shares redeemed	(82,838)	(75,401)	(2,577,162)	(1,981,464)
Net increase (decrease)	37,970	(33,871)	$ 1,231,721	$ (868,987)
China Region
Shares sold	11,534,725	5,981,804	$ 362,586,439	$ 163,640,090
Reinvestment of distributions	622,145	1,245,751	18,558,580	32,563,934
Shares redeemed	(16,406,195)	(18,300,659)	(515,921,780)	(493,563,874)
Net increase (decrease)	(4,249,325)	(11,073,104)	$ (134,776,761)	$ (297,359,850)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2013	2012	2013	2012
Institutional Class
Shares sold	333,624	33,539	$ 11,106,364	$ 913,352
Reinvestment of distributions	1,452	1,708	43,199	44,574
Shares redeemed	(117,838)	(41,079)	(3,708,160)	(1,090,028)
Net increase (decrease)	217,238	(5,832)	$ 7,441,403	$ (132,102)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity China Region Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity China Region Fund (a fund of Fidelity Investment Trust) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity China Region Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 171 funds. Mr. Curvey oversees 394 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 245 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity China Region Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/9/2013	12/06/2013	$0.425	$3.306

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2013, $120,314,075, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 48% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/10/2012	$0.525	$0.0650

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity China Region Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in October 2011.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group comparison is not shown below.

Annual Report

Fidelity China Region Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity China Region Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.,
Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

AHKCI-UANN-1213
1.861450.105

Item 2. Code of Ethics

As of the end of the period, October 31, 2013, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Europe Capital Appreciation Fund (the "Fund"):

Services Billed by Deloitte Entities

October 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Europe Capital Appreciation Fund	$44,000	$-	$5,800	$600

October 31, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Europe Capital Appreciation Fund	$43,000	$-	$5,700	$400

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund and Fidelity Pacific Basin Fund (the "Funds"):

Services Billed by PwC

October 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$63,000	$-	$5,200	$2,600
Fidelity China Region Fund	$60,000	$-	$5,200	$2,000
Fidelity Emerging Asia Fund	$62,000	$-	$5,200	$2,000
Fidelity Emerging Markets Fund	$78,000	$-	$5,400	$2,500
Fidelity Europe Fund	$63,000	$-	$9,800	$1,700
Fidelity Japan Fund	$62,000	$-	$5,200	$1,700
Fidelity Japan Smaller Companies Fund	$51,000	$-	$5,200	$1,600
Fidelity Latin America Fund	$64,000	$-	$5,200	$2,200
Fidelity Nordic Fund	$51,000	$-	$5,200	$1,600
Fidelity Pacific Basin Fund	$63,000	$-	$5,400	$1,700

October 31, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$64,000	$-	$5,100	$3,100
Fidelity China Region Fund	$59,000	$-	$5,100	$2,100
Fidelity Emerging Asia Fund	$61,000	$-	$5,100	$2,100
Fidelity Emerging Markets Fund	$77,000	$-	$5,300	$2,800
Fidelity Europe Fund	$62,000	$-	$8,200	$1,800
Fidelity Japan Fund	$60,000	$-	$5,100	$1,700
Fidelity Japan Smaller Companies Fund	$50,000	$-	$5,100	$1,600
Fidelity Latin America Fund	$62,000	$-	$5,100	$2,700
Fidelity Nordic Fund	$50,000	$-	$5,100	$1,600
Fidelity Pacific Basin Fund	$61,000	$-	$5,300	$1,800

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	October 31, 2013A	October 31, 2012A
Audit-Related Fees	$1,010,000	$720,000
Tax Fees	$-	$-
All Other Fees	$800,000	$1,305,000

A Amounts may reflect rounding.

Services Billed by PwC

	October 31, 2013A	October 31, 2012A
Audit-Related Fees	$5,395,000	$3,640,000
Tax Fees	$-	$-
All Other Fees	$50,000	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2013 A	October 31, 2012 A
PwC	$6,370,000	$4,245,000
Deloitte Entities	$1,925,000	$2,070,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 26, 2013
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	December 26, 2013